================================================================================

                                File Nos. 2-24256
                                    811-1343

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                         ------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 77
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         ------------------------------

               HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT
               ---------------------------------------------------
                           (Exact Name of Registrant)

                       Horace Mann Life Insurance Company
                       ----------------------------------
                               (Name of Depositor)

               One Horace Mann Plaza, Springfield, Illinois 62715
               --------------------------------------------------
              (Address of Depositor's Principal Executive Offices)

                                 (217) 789-2500
                                  -------------
                         (Depositor's Telephone Number)

                                 Ann M. Caparros
                              One Horace Mann Plaza
                           Springfield, Illinois 62715
                           ---------------------------
                     (Name and Address of Agent for Service)
                          Copies of Communications to:

                                Cathy G. O'Kelly
                        Vedder, Price, Kaufman & Kammholz
                            222 North LaSalle Street
                          Chicago, Illinois 60601-1003
                          ----------------------------

It is proposed that this filing will become effective:

     [ ] Immediately upon filing pursuant to paragraph (b) of Rule 485

     [X] On May 1, 2004 pursuant to paragraph (b) of Rule 485

     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

PROSPECTUS

QUALIFIED VARIABLE DEFERRED ANNUITY CONTRACT
VARIABLE SOLUTIONS

HORACE MANN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT


May 1, 2004

QUALIFIED VARIABLE DEFERRED ANNUITY CONTRACT ISSUED BY HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT

FLEXIBLE PREMIUM CONTRACT FOR INDIVIDUALS


     This prospectus offers a Variable, qualified annuity Contract to individuals. The Contract is issued by Horace Mann Life Insurance Company ("HMLIC") as a flexible premium Contract. It is issued in connection with retirement plans or arrangements which may qualify for special tax treatment under the Internal Revenue Code of 1986 as amended ("IRC"). Amounts transferred to the HMLIC Separate Account as directed by a Contract Owner are invested in one or more of the Subaccounts (sometimes referred to as Variable investment options). Each Subaccount purchases shares in a corresponding Underlying Fund. The Underlying Funds are:



Large Company Stock Funds
     Large Blend
         JPMorgan U.S. Large Cap Core Equity Portfolio
         Fidelity VIP Growth & Income Portfolio SC 2
         Wilshire 5000 Index Portfolio
         Fidelity VIP Index 500 Portfolio SC 2
     Large Growth
         Fidelity VIP Growth Portfolio SC 2
         AllianceBernstein Premier Growth Portfolio
         Wilshire Large Company Growth Portfolio
     Large Value
         Horace Mann Equity Fund
         Horace Mann Socially Responsible Fund
         Davis Value Portfolio
         Wilshire Large Company Value Portfolio
Mid-Size Company Stock Funds
     Mid Blend
         Dreyfus Investment Portfolio: Mid Cap Stock
            Fund -- Service Shares (Available 06/01/04)
         Fidelity VIP Mid Cap Portfolio SC 2
         Rainier Small/Mid Cap Equity Portfolio
     Mid Growth
         Delaware VIP Growth Opportunities Series
            (Available 06/01/04)
         Lord Abbett Insurance Series Growth/Opportunities
            (Available 06/01/04)
         Putnam VT Vista Fund (IB Shares)
         Strong Mid Cap Growth Fund II
     Mid Value
         Ariel Appreciation Fund
         Strong Opportunity Fund II

Small Company Stock Funds
    Small Blend
         Goldman Sachs VIT Core Small Cap Equity Fund
            (Available 06/01/04)
         T. Rowe Price Small-Cap Stock Fund -- Advisor Class Neuberger Berman Genesis Fund -- Advisor Class
    Small Growth
         Horace Mann Small Cap Growth Fund
         Credit Suisse Small Cap Growth Portfolio
         Delaware VIP Trend Series (Available 06/01/04) Wilshire Small Company Growth Portfolio
    Small Value
         Ariel Fund
         Royce Capital Fund Small-Cap Portfolio
            (Available 06/01/04)
         T. Rowe Price Small-Cap Value Fund -- Advisor Class Wilshire Small Company Value Portfolio
International Stock Funds
         Horace Mann International Equity Fund
         Fidelity VIP Overseas Portfolio SC 2
Balanced Fund
         Horace Mann Balanced Fund
Bond Funds
         Horace Mann Income Fund
         Horace Mann Short-Term Investment Fund
         Fidelity VIP High Income Portfolio SC 2
         Fidelity VIP Investment Grade Bond Portfolio SC 2


     This prospectus sets forth the information an investor should know before investing and should be kept for future reference. Additional information about the HMLIC Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 2004. The Statement of Additional Information is incorporated by reference and is available upon request, without charge. You may obtain the Statement of Additional Information by writing to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 527-2307 or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free). The table of contents of the Statement of Additional Information appears on page 31 of this prospectus.

     The Securities and Exchange Commission maintains a website
(http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information that the HMLIC Separate Account files electronically with the Securities and Exchange Commission.

                     THE SECURITIES AND EXCHANGE COMMISSION
               HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE ANNUITIES OFFERED BY HMLIC ARE NOT INSURED BY THE FDIC OR ANY OTHER
           GOVERNMENT AGENCY. THEY ARE NOT DEPOSITS OF, OBLIGATIONS OF
     OR GUARANTEED BY ANY BANK. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE
                  POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


                   The date of this prospectus is May 1, 2004.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
DEFINITIONS                                                                   3
SUMMARY                                                                       4
TABLE OF ANNUAL OPERATING EXPENSES                                            6
CONDENSED FINANCIAL INFORMATION                                               7
HORACE MANN LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT AND
  THE UNDERLYING FUNDS                                                       11
     Horace Mann Life Insurance Company                                      11
     The Separate Account                                                    11
     The Underlying Funds                                                    11
THE CONTRACT                                                                 17
     Contract Owners' Rights                                                 17
     Purchasing the Contract                                                 17
     Premium Payments                                                        17
         Amount and Frequency of Premium Payments                            17
         Allocation of Premium Payments                                      18
         Accumulation Units and Accumulation Unit Value                      18
     Transactions                                                            19
         Transfers                                                           19
         Dollar Cost Averaging                                               19
         Rebalancing                                                         20
         Changes to Premium Allocations                                      21
         Market Timing                                                       21
         Surrender or Withdrawal Before Commencement of Annuity Period       21
         Deferment                                                           22
         Confirmations                                                       22
     Deductions and Expenses                                                 22
         Annual Maintenance Fee                                              22
         Mortality and Expense Risk Fee                                      22
         Withdrawal Charges                                                  23
         Operating Expenses of the Underlying Funds                          23
         Premium Taxes                                                       23
     Death Benefit Proceeds                                                  23
     Annuity Payments                                                        23
     Annuity Payment Options                                                 23
     Amount of Fixed and Variable Annuity Payments                           25
     Misstatement of Age or Sex                                              26
     Modification of the Contract                                            26
TAX CONSEQUENCES                                                             26
     Other Considerations                                                    26
     Separate Account                                                        26
     Contract Owners                                                         27
         Contribution Limitations and General Requirements
           Applicable to Qualified Contracts                                 27
     Taxation of Contract Benefits                                           28
     Tax Penalties                                                           28
VOTING RIGHTS                                                                30
OTHER INFORMATION                                                            30
ADDITIONAL INFORMATION                                                       31

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE CONTRACT OFFERED BY THIS PROSPECTUS IN ANY STATE TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH STATE.

DEFINITIONS
--------------------------------------------------------------------------------


     ACCUMULATION UNIT: A unit of measurement used to determine the value of a Contract Owner's interest in a Subaccount before Annuity Payments begin.


     ACCUMULATION UNIT VALUE: The value of an Accumulation Unit on any Valuation Date.

     ANNUITANT: The natural person whose life determines the Annuity Payments made under this contract.


     ANNUITY DATE: The date Annuity Payments begin. The individual Contract offered by this prospectus describes the criteria for determining Annuity Dates.


     In addition, Qualified Plans often place certain limitations upon election of an Annuity Date. Generally, distributions under Qualified Plans (except Roth
IRAs) must begin by April 1 following the calendar year in which the Contract Owner reaches age 70 1/2.
See "Tax Consequences-- Taxation of Contract Benefits."


     ANNUITY PAYMENTS: A series of payments that may be for life; for life with a guaranteed number of payments; for the joint lifetimes of the Annuitant and another person, and thereafter, during the lifetime of the survivor; or for some fixed period. A fixed annuity provides a series of payments that will be equal in amount throughout the annuity period. A fixed annuity does not participate in the investment experience of any Subaccount. A Variable annuity provides a series of payments that vary in amount.


     ANNUITY PERIOD: The period during which Annuity Payments are made to the Annuitant or the last surviving joint Annuitant, if any.


     ANNUITY UNIT: A unit of measurement used in determining the amount of a Variable Annuity Payment during the Annuity Period.


     ANNUITY UNIT VALUE: The value of an Annuity Unit on any Valuation Date.


     CONTRACT: The individual flexible premium deferred Variable annuity Contract this prospectus offers.


     CONTRACT OWNER: The individual or entity to whom the Contract is issued.

     CONTRACT YEAR: A year measured from the date a Contract was issued to an individual Contract Owner and each anniversary of this date.

     FIXED CASH VALUE: The dollar value of the fixed account under the Contract prior to the time Annuity Payments begin.

     MUTUAL FUND(S): Open-end management investment companies. These companies are generally registered under the Investment Company Act of 1940.

     NET PREMIUM: The balance of each premium payment received by HMLIC after deducting any applicable premium taxes.


     QUALIFIED PLAN: The term "Qualified Plan" in this prospectus will be used to describe the following contracts: IRC Section 403(b) tax sheltered annuity ("403(b) Contract"); IRC Section 408 individual retirement annuity ("IRA"); IRC
Section 408A Roth IRA ("Roth IRA"); IRC Section 408(p) simple retirement annuity ("SIMPLE"); IRC Section 408(k) simplified employee pension ("SEP"); IRC Section 457(b) eligible governmental plan annuity ("457(b) Contract"); and IRC 401 qualified annuity.

     SEPARATE ACCOUNT: The Horace Mann Life Insurance Company Separate Account, a segregated variable investment account consisting of Subaccounts each of which invests in a corresponding Underlying Fund. The Separate Account was established by HMLIC under Illinois law and is registered as a unit investment trust under the Investment Company Act of 1940.


     SUBACCOUNT: A division of the Separate Account which invests in shares of the corresponding Underlying Fund.

     TOTAL ACCUMULATION VALUE: The sum of the Fixed Cash Value and the Variable Cash Value prior to the time Annuity Payments begin.

     UNDERLYING FUNDS: All Mutual Funds listed in this document that are available for investment by the Separate Account.

     VALUATION DATE: Any day on which the New York Stock Exchange ("NYSE") is open for trading. The Valuation Date ends at 3:00 p.m. Central time or the close of the NYSE if earlier.

     VALUATION PERIOD: The period from the end of a Valuation Date to the end of the next Valuation Date, excluding the day the period begins and including the day it ends.


     VARIABLE: The values vary based on the investment performance of the Subaccount(s) selected.


     VARIABLE CASH VALUE: The dollar value of the Separate Account investment options under the Contract prior to the time Annuity Payments begin.


     WITHDRAWAL CHARGE: (a contingent deferred sales charge) An amount kept by HMLIC if a withdrawal is made, if the Contract is surrendered or upon certain annuitizations. The charge is intended to compensate HMLIC for the cost of selling the Contract.

SUMMARY
--------------------------------------------------------------------------------


     This summary is intended to provide a brief overview of the more significant aspects of the Contract. Further information can be found elsewhere in this prospectus, in the Separate Account Statement of Additional Information and in the Contract. This prospectus is intended to serve as a disclosure document for the Variable portion of the Contract only. For information regarding the fixed portion, refer to the Contract.


     Detailed information about the Underlying Funds is contained in each Underlying Fund's prospectus and in each Underlying Fund Statement of Additional Information.


     The expenses for the Underlying Funds, including advisory and management fees, are found in each Underlying Fund's prospectus.


WHAT IS THE "SEPARATE ACCOUNT?"


     The Separate Account segregates assets dedicated to the Variable portion of the Contract offered herein. The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. The Separate Account consists of Subaccounts, each investing in shares of a corresponding Underlying Fund.

WHO MAY PURCHASE THE CONTRACT OFFERED BY THIS PROSPECTUS?

     Individuals may purchase the Variable flexible premium annuity. The Contract offered by this prospectus is a Qualified Plan.


     The Contract is offered and sold by HMLIC through its licensed life insurance sales personnel. These insurance sales personnel are registered representatives of Horace Mann Investors, Inc. ("HM Investors"). In addition, the Contract may be offered and sold through independent agents and other broker-dealers. HM Investors is a broker-dealer registered under the Securities and Exchange Act of 1934. HMLIC has entered into a distribution agreement with HM Investors. HM Investors is a member of the National Association of Securities Dealers, Inc. ("NASD").

WHAT ARE MY INVESTMENT CHOICES?


    You may have money allocated to or invested in up to 24 Subaccounts and/or the fixed account at any one time.


    (A)  SEPARATE ACCOUNT


    Includes Subaccounts each of which invests in one of the following Underlying Funds:



LARGE COMPANY STOCK FUNDS
     Large Blend
         JPMorgan U.S. Large Cap Core Equity Portfolio
         Fidelity VIP Growth & Income Portfolio SC 2
         Wilshire 5000 Index Portfolio
         Fidelity VIP Index 500 Portfolio SC 2


     Large Growth
         Fidelity VIP Growth Portfolio SC 2
         AllianceBernstein Premier Growth Portfolio
         Wilshire Large Company Growth Portfolio


     Large Value
         Horace Mann Equity Fund
         Horace Mann Socially Responsible Fund
         Davis Value Portfolio
         Wilshire Large Company Value Portfolio

MID-SIZE COMPANY STOCK FUNDS
     Mid Blend

         Dreyfus Investment Portfolio: Mid Cap Stock
            Fund -- Service Shares (Available 06/01/04)
         Fidelity VIP Mid Cap Portfolio SC 2
         Rainier Small/Mid Cap Equity Portfolio


     Mid Growth

         Delaware VIP Growth Opportunities Series
            (Available 06/01/04)
         Lord Abbett Insurance Series Growth/Opportunities
            (Available 06/01/04)
         Putnam VT Vista Fund (IB Shares)
         Strong Mid Cap Growth Fund II(2)


     Mid Value
         Ariel Appreciation Fund(1)
         Strong Opportunity Fund II(2)

SMALL COMPANY STOCK FUNDS

     Small Blend
         Goldman Sachs VIT Core Small Cap Equity Fund
            (Available 06/01/04)
         T. Rowe Price Small-Cap Stock Fund -- Advisor
            Class(2)
         Neuberger Berman Genesis Fund -- Advisor Class


     Small Growth
         Horace Mann Small Cap Growth Fund
         Credit Suisse Small Cap Growth Portfolio(2)
         Delaware VIP Trend Series (Available 06/01/04)
         Wilshire Small Company Growth Portfolio


     Small Value
         Ariel Fund(1)
         Royce Capital Fund Small-Cap Portfolio
            (Available 06/01/04)
         T. Rowe Price Small-Cap Value Fund -- Advisor
            Class(2)
         Wilshire Small Company Value Portfolio

INTERNATIONAL STOCK FUNDS
         Horace Mann International Equity Fund
         Fidelity VIP Overseas Portfolio SC 2

BALANCED FUND
         Horace Mann Balanced Fund

BOND FUNDS
         Horace Mann Income Fund
         Horace Mann Short-Term Investment Fund
         Fidelity VIP High Income Portfolio SC 2
         Fidelity VIP Investment Grade Bond Portfolio SC 2

(1)  These Funds are not available as an investment option for a 457(b)
     Contract.

(2) On and after June 1, 2004, new Contracts may not have allocations to these Subaccounts, and existing Contracts may not begin or increase allocations to these Subaccounts or start any new transfers of money to these Subaccounts.

     (B) FIXED ACCOUNT (SEE THE CONTRACT)

WHEN CAN I TRANSFER BETWEEN ACCOUNTS?

     At any time before the Contract's Annuity Date, amounts may be transferred from one Subaccount to another, and to and from the fixed account of the Contract. For complete details see "The Contract -- Transactions -- Transfers."

MAY I WITHDRAW ALL OR PART OF THE CONTRACT VALUE BEFORE THE ANNUITY DATE?

     Unless restricted by his or her retirement plan or by the IRC, a Contract Owner may at any time before the Annuity Date surrender his or her Contract in whole or withdraw in part for cash. Each surrender or partial withdrawal from the Variable Cash Value is processed on the basis of the value of an Accumulation Unit of the Subaccount(s) from which the value is being surrendered or withdrawn. Surrenders and withdrawals may be subject to Withdrawal Charges as described in "Deductions and Expenses -- Withdrawal Charges." For information specific to a withdrawal of the Fixed Cash Value, see your Contract.

WHAT ARE THE CHARGES OR DEDUCTIONS?

     The Contract may be subject to deductions for applicable state or local government premium taxes. Premium taxes presently range from 0% to 3.5%.

     A mortality and expense risk fee (M&E Fee) is deducted from the Separate Account. This fee is computed on a daily basis and will not exceed an annual rate of 1.25% of the daily net assets of the Separate Account.

     A fixed annual maintenance fee that may not exceed $25 is assessed against the Contract on each anniversary, unless the Contract value equals or exceeds $10,000, in which case such charge is waived.


     No deduction for sales expense is charged on premium payments, but a decreasing Withdrawal Charge is assessed against surrenders, withdrawals and certain annuitizations. The charge is deducted from the Contract Owner's value in the Subaccount(s) from which the withdrawal is made. See "The Contract -- Transactions -- Surrender or Withdrawal Before Commencement of Annuity Period."


WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THIS CONTRACT?

     The IRC provides penalties for premature distributions under various retirement plans. Values may not be withdrawn from Section 403(b) or Section 457(b) Contracts except under certain circumstances. See "Tax Consequences." This Contract may not be suitable for short-term investment. See "The Contract -- Transactions -- Surrender or Withdrawal Before Commencement of Annuity Period."

IF I RECEIVE MY CONTRACT AND AM DISSATISFIED, MAY I RETURN IT?

     Subject to various state insurance laws, the Contract Owner may return the Contract to HMLIC within 30 days of receipt of the Contract. HMLIC will refund the greater of the premium contributions or the market value of the assets purchased by payments paid to the Separate Account as of the date the request was received less any taxes, if applicable.

WHEN CAN I BEGIN RECEIVING ANNUITY PAYMENTS, AND WHAT OPTIONS ARE AVAILABLE?

     Payments will begin on the Annuity Date set by the terms of your Contract. Variable Annuity Payments are only made in monthly installments. Various Annuity Payment options are available under the Contract.


     Annuity Payments may be fixed or Variable or a combination of fixed and Variable payments. The following options are available for receiving Annuity
Payments:


     Life Annuity with payments guaranteed for periods of 0, 10, 15 or 20 years, Joint and Survivor Annuity and Payments for a Specified Period.

TABLE OF ANNUAL OPERATING EXPENSES
--------------------------------------------------------------------------------

     The following tables describe the maximum fees and expenses that you may pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract or transfer cash value between investment options. State premium taxes may also be deducted.

HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT
CONTRACT OWNER TRANSACTION EXPENSES:(1)

Surrender Fees (as a percentage of              9%
  amount surrendered, if applicable)

(1) Premium taxes, currently ranging between 0% and 3.5%, are not included. The rate of the premium tax varies depending upon the state of residence, and not all states impose premium taxes. Taxes are deducted at the time of purchase.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

Annual Contract Fee(1)                        $ 25
Separate Account Annual Expenses
  (as a percentage of average account
value)
     Mortality and Expense Risk Fees          1.25%
     Account Fees and Expenses                   0%
Total Separate Account Annual Expenses        1.25%

(1) The annual contract fee is waived if the Contract value equals or exceeds $10,000.

     The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund.



TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES              MINIMUM     MAXIMUM
-----------------------------------------------              -------     -------
(expenses that are deducted from Underlying Fund assets,
 including management fees, distribution and/or service
(12b-1) fees and other expenses)                              0.60%       3.11%


EXAMPLE


     This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other Variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses.

     The Example assumes that you invest $10,000 in the Contract for the time periods indicated.(1) The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Underlying Funds as of December 31, 2003. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     If you surrender or annuitize your Contract at the end of the applicable time period:


     1 YEAR                3 YEARS               5 YEARS              10 YEARS
     ------                -------               -------              --------
     $1,338                $2,017                $2,703                $4,445


     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:


     1 YEAR                3 YEARS               5 YEARS              10 YEARS
     ------                -------               -------              --------
      $432                 $1,304                $2,187                $4,445


(1) Because the Example assumes a $10,000 investment, the Example does not include the annual contract fee of $25 which is waived if the Contract value equals or exceeds $10,000.

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

     The following information is taken from the Separate Account financial statements. The financial statements and reports are contained in the Annual Report for the Separate Account and are incorporated herein by reference and may be obtained by calling or writing HMLIC. The Horace Mann Equity Fund commenced operations on May 21, 1957. The Horace Mann Balanced Fund, Income Fund and the Short-Term Investment Fund each commenced operations on January 1, 1983. The Horace Mann Small Cap Growth Fund, Horace Mann International Equity Fund and Horace Mann Socially Responsible Fund each commenced operations on March 10, 1997. The Wilshire 5000 Index Portfolio and the Wilshire Large Company Growth Portfolio were added to the Separate Account on May 1, 2000. The Ariel Fund and the Ariel Appreciation Fund were added to the Separate Account on May 1, 2001. The Delaware VIP Growth Opportunities Series, Royce Capital Fund Small-Cap Portfolio, Lord Abbett Insurance Series Growth/Opportunities, Goldman Sachs VIT Core Small Cap Equity Fund, Delaware VIP Trend Series and Dreyfus Investment
Portfolio: Mid Cap Stock Fund -- Service Shares are not included below because they were not added to the Separate Account until June 1, 2004. All other Underlying Funds not specified above were added to the Separate Account on August 9, 2000.

                                                                                                                     #ACCUMULATION
                                                                                    ACCUMULATION      ACCUMULATION        UNITS
                                                                                     UNIT VALUE        UNIT VALUE      OUTSTANDING
                                                                     YEAR           BEGINNING OF         END OF          END OF
SUBACCOUNT                                                           ENDED             PERIOD            PERIOD          PERIOD
----------                                                           -----             ------            ------          ------
JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO                      12/31/03       $      9.65      $      12.22          915,270
                                                                   12/31/02             12.97              9.65          690,067
                                                                   12/31/01             14.90             12.97          431,258
                                                                   12/31/00             17.33*            14.90          123,796

FIDELITY VIP GROWTH & INCOME PORTFOLIO SC 2                        12/31/03       $     11.23      $      13.69          535,029
                                                                   12/31/02             13.67             11.23          357,213
                                                                   12/31/01             15.20             13.67          230,640
                                                                   12/31/00             16.03*            15.20           53,980

WILSHIRE 5000 INDEX PORTFOLIO-- INVESTMENT CLASS                   12/31/03       $      7.07      $       9.05          541,013
                                                                   12/31/02              9.08              7.07          365,881
                                                                   12/31/01             10.38              9.08          213,861
                                                                   12/31/00             12.23*            10.38           40,024

FIDELITY VIP INDEX 500 PORTFOLIO SC 2                              12/31/03       $     98.66      $     124.84          211,435
                                                                   12/31/02            128.86             98.66          151,544
                                                                   12/31/01            148.95            128.86           93,943
                                                                   12/31/00            171.04*           148.95           32,999

FIDELITY VIP GROWTH PORTFOLIO SC 2                                 12/31/03       $     24.28      $      31.79          771,644
                                                                   12/31/02             35.28             24.28          595,943
                                                                   12/31/01             43.48             35.28          404,152
                                                                   12/31/00             53.82*            43.48          161,937

ALLIANCEBERNSTEIN PREMIER GROWTH PORTFOLIO                         12/31/03       $     17.71      $      21.59          676,885
                                                                   12/31/02             25.94             17.71          522,390
                                                                   12/31/01             31.81             25.94          357,364
                                                                   12/31/00            41.57*             31.81          130,232

WILSHIRE LARGE COMPANY GROWTH PORTFOLIO-- INVESTMENT CLASS         12/31/03       $     23.32      $      29.13          228,018
                                                                   12/31/02             30.18             23.32          160,285
                                                                   12/31/01             36.63             30.18           99,528
                                                                   12/31/00             46.36*            36.63           16,962

HORACE MANN EQUITY FUND                                            12/31/03       $     15.68      $      19.76       15,075,890
                                                                   12/31/02             19.70             15.68       15,849,770
                                                                   12/31/01             20.82             19.70       17,361,722
                                                                   12/31/00             22.10             20.82       18,713,068
                                                                   12/31/99             22.97             22.10       23,693,305
                                                                   12/31/98             21.62             22.97       24,141,182
                                                                   12/31/97             17.74             21.62       21,736,131
                                                                   12/31/96             14.33             17.74       18,086,814
                                                                   12/31/95             10.88             14.33       14,363,155
                                                                   12/31/94             11.03             10.88       12,072,982

                                                                                                                     #ACCUMULATION
                                                                                    ACCUMULATION      ACCUMULATION        UNITS
                                                                                     UNIT VALUE        UNIT VALUE      OUTSTANDING
                                                                     YEAR           BEGINNING OF         END OF          END OF
SUBACCOUNT                                                           ENDED             PERIOD            PERIOD          PERIOD
----------                                                           -----             ------            ------          ------
HORACE MANN SOCIALLY RESPONSIBLE FUND                              12/31/03       $     11.70      $      14.85        4,740,058
                                                                   12/31/02             13.70             11.70        4,803,270
                                                                   12/31/01             14.96             13.70        4,970,814
                                                                   12/31/00             13.92             14.96        4,767,452
                                                                   12/31/99             13.00             13.92        3,893,389
                                                                   12/31/98             12.00             13.00        2,430,089
                                                                   12/31/97              9.85             12.00          698,226

DAVIS VALUE PORTFOLIO                                              12/31/03       $      8.11      $      10.40          486,125
                                                                   12/31/02              9.80              8.11          384,920
                                                                   12/31/01             11.08              9.80          333,527
                                                                   12/31/00             11.58*            11.08          134,363

WILSHIRE LARGE COMPANY VALUE PORTFOLIO                             12/31/03       $     17.02      $      21.61          611,659
                                                                   12/31/02             20.83             17.02          472,191
                                                                   12/31/01             21.34             20.83          266,320
                                                                   12/31/00             19.91*            21.34           23,435

FIDELITY VIP MID CAP PORTFOLIO SC 2                                12/31/03       $     17.16      $      23.43          798,274
                                                                   12/31/02             19.31             17.16          674,016
                                                                   12/31/01             20.25             19.31          551,984
                                                                   12/31/00             20.11*            20.25          231,555

RAINIER SMALL/MID CAP EQUITY PORTFOLIO                             12/31/03       $     20.87      $      30.15          247,172
                                                                   12/31/02             26.42             20.87          194,166
                                                                   12/31/01             27.84             26.42          135,479
                                                                   12/31/00             30.39*            27.84           51,884

PUTNAM VT VISTA FUND (IB SHARES)                                   12/31/03       $      8.79      $      11.56          431,300
                                                                   12/31/02             12.82              8.79          375,227
                                                                   12/31/01             19.52             12.82          326,406
                                                                   12/31/00             25.13*            19.52          146,933

STRONG MID CAP GROWTH FUND II                                      12/31/03       $     10.86      $      14.40          443,966
                                                                   12/31/02             17.61             10.86          371,269
                                                                   12/31/01             25.76             17.61          279,260
                                                                   12/31/00             35.99*            25.76          131,868

ARIEL APPRECIATION FUND                                            12/31/03       $     33.22      $      42.98          612,277
                                                                   12/31/02             37.51             33.22          411,440
                                                                   12/31/01             31.01*            37.51          115,976

STRONG OPPORTUNITY FUND II                                         12/31/03       $     18.96      $      25.67          298,172
                                                                   12/31/02             26.24             18.96          254,365
                                                                   12/31/01             27.60             26.24          169,801
                                                                   12/31/00             28.55*            27.60           47,165

T. ROWE PRICE SMALL-CAP STOCK FUND-- ADVISOR CLASS                 12/31/03       $     23.60      $      30.79          349,073
                                                                   12/31/02             27.92             23.60          280,393
                                                                   12/31/01             26.52             27.92          172,268
                                                                   12/31/00             26.99*            26.52           47,164

NEUBERGER BERMAN GENESIS FUND-- ADVISOR CLASS                      12/31/03       $     18.30      $      23.74          513,797
                                                                   12/31/02             19.14             18.30          409,931
                                                                   12/31/01             17.35             19.14          228,309
                                                                   12/31/00             15.84*            17.35           14,507

                                                                                                                     #ACCUMULATION
                                                                                    ACCUMULATION      ACCUMULATION        UNITS
                                                                                     UNIT VALUE        UNIT VALUE      OUTSTANDING
                                                                     YEAR           BEGINNING OF         END OF          END OF
SUBACCOUNT                                                           ENDED             PERIOD            PERIOD          PERIOD
----------                                                           -----             ------            ------          ------
HORACE MANN SMALL CAP GROWTH FUND                                  12/31/03       $      7.33      $      11.52        4,507,783
                                                                   12/31/02             12.16              7.33        4,361,425
                                                                   12/31/01             17.54             12.16        4,399,005
                                                                   12/31/00             19.92             17.54        4,284,826
                                                                   12/31/99             11.61             19.92        2,619,220
                                                                   12/31/98             11.10             11.61        2,103,641
                                                                   12/31/97              9.59             11.10        1,284,537

CREDIT SUISSE SMALL CAP GROWTH PORTFOLIO                           12/31/03       $     11.61      $      17.03          236,965
                                                                   12/31/02             17.73             11.61          207,449
                                                                   12/31/01             21.37             17.73          165,082
                                                                   12/31/00             27.32*            21.37           76,760

WILSHIRE SMALL COMPANY GROWTH PORTFOLIO                            12/31/03       $     12.96      $      17.54           92,724
                                                                   12/31/02             15.23             12.96           65,352
                                                                   12/31/01             15.87             15.23           28,130
                                                                   12/31/00             17.80*            15.87            8,061

ARIEL FUND                                                         12/31/03       $     35.70      $      45.16          376,980
                                                                   12/31/02             38.12             35.70          255,196
                                                                   12/31/01            34.63*             38.12           65,549

T. ROWE PRICE SMALL-CAP VALUE FUND-- ADVISOR CLASS                 12/31/03       $     24.49      $      32.96          397,645
                                                                   12/31/02             25.32             24.49          314,495
                                                                   12/31/01             21.02             25.32          151,942
                                                                   12/31/00            20.52*             21.02           16,331

WILSHIRE SMALL COMPANY VALUE PORTFOLIO                             12/31/03       $     14.43      $      19.45          122,082
                                                                   12/31/02             15.88             14.43          115,069
                                                                   12/31/01             13.72             15.88           80,507
                                                                   12/31/00             12.31*            13.72            5,138

HORACE MANN INTERNATIONAL EQUITY FUND                              12/31/03       $      8.16      $      10.68        3,072,915
                                                                   12/31/02             10.47              8.16        2,970,500
                                                                   12/31/01             14.39             10.47        2,935,800
                                                                   12/31/00             17.67             14.39        2,650,938
                                                                   12/31/99             11.72             17.67        1,187,606
                                                                   12/31/98              9.98             11.72          696,337
                                                                   12/31/97              9.74              9.98          464,676

FIDELITY VIP OVERSEAS PORTFOLIO SC 2                               12/31/03       $     12.18      $      17.21          430,503
                                                                   12/31/02             15.50             12.18          308,350
                                                                   12/31/01             19.91             15.50          209,742
                                                                   12/31/00            23.13*             19.91           70,810

HORACE MANN BALANCED FUND                                          12/31/03       $     15.74      $      18.59       14,094,671
                                                                   12/31/02             17.39             15.74       14,804,752
                                                                   12/31/01             17.36             17.39       16,254,478
                                                                   12/31/00             17.41             17.36       17,553,416
                                                                   12/31/99             17.83             17.41       22,621,955
                                                                   12/31/98             16.78             17.83       23,286,358
                                                                   12/31/97             14.28             16.78       22,095,620
                                                                   12/31/96             12.22             14.28       20,098,949
                                                                   12/31/95              9.75             12.22       17,804,536
                                                                   12/31/94              9.97              9.75       15,666,817

                                                                                                                     #ACCUMULATION
                                                                                    ACCUMULATION      ACCUMULATION        UNITS
                                                                                     UNIT VALUE        UNIT VALUE      OUTSTANDING
                                                                     YEAR           BEGINNING OF         END OF          END OF
SUBACCOUNT                                                           ENDED             PERIOD            PERIOD          PERIOD
----------                                                           -----             ------            ------          ------
HORACE MANN INCOME FUND                                            12/31/03       $     15.39      $      16.30        1,210,705
                                                                   12/31/02             14.29             15.39        1,187,910
                                                                   12/31/01             13.27             14.29          936,292
                                                                   12/31/00             12.34             13.27          827,539
                                                                   12/31/99             12.70             12.34        1,034,296
                                                                   12/31/98             11.90             12.70        1,060,399
                                                                   12/31/97             11.02             11.90          784,296
                                                                   12/31/96             10.78             11.02          942,068
                                                                   12/31/95              9.49             10.78          938,069
                                                                   12/31/94              9.85              9.49          945,569

HORACE MANN SHORT-TERM INVESTMENT FUND                             12/31/03       $     10.88      $      10.86          427,380
                                                                   12/31/02             10.83             10.88          367,360
                                                                   12/31/01             10.42             10.83          237,129
                                                                   12/31/00              9.97             10.42          205,055
                                                                   12/31/99              9.64              9.97          132,903
                                                                   12/31/98              9.30              9.64          120,651
                                                                   12/31/97              8.97              9.30          122,530
                                                                   12/31/96              8.65              8.97          125,251
                                                                   12/31/95              8.34              8.65          110,931
                                                                   12/31/94              8.13              8.34          125,199

FIDELITY VIP HIGH INCOME PORTFOLIO SC 2                            12/31/03       $      7.23      $       9.06          177,129
                                                                   12/31/02              7.09              7.23           90,168
                                                                   12/31/01              8.15              7.09           57,319
                                                                   12/31/00              9.77*             8.15           32,064

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO SC 2                  12/31/03       $     14.56      $      15.10          921,950
                                                                   12/31/02             13.39             14.56          677,140
                                                                   12/31/01             12.54             13.39          283,612
                                                                   12/31/00             11.98*            12.54           24,851

* Inception price on date Underlying Fund was added to the Separate Account, as shown on page 18.

     Financial statements of the Separate Account and of HMLIC are available with the Statement of Additional Information. A copy of the Statement of Additional Information and of the financial statements may be obtained without charge by mailing a written request to HMLIC, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission request to
(217) 527-2307 or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free).

HORACE MANN LIFE INSURANCE COMPANY,
THE SEPARATE ACCOUNT AND
THE UNDERLYING FUNDS

HORACE MANN LIFE INSURANCE COMPANY


     HMLIC, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001 ("HMLIC's Home Office"), is an Illinois stock life insurance company organized in 1949. HMLIC is licensed to do business in 48 states and in the District of Columbia. HMLIC writes individual and group life insurance and annuity contracts on a nonparticipating basis.


     HMLIC is an indirect wholly-owned subsidiary of Horace Mann Educators Corporation ("HMEC"), a publicly-held insurance holding company traded on the NYSE.

THE SEPARATE ACCOUNT


     On October 9, 1965, HMLIC established the Separate Account under Illinois law. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account and each Subaccount are administered and accounted for as a part of the business of HMLIC. However, the income, gains and losses, whether or not realized, of each Subaccount are credited to or charged against the amounts allocated to that Subaccount in accordance with the terms of the Contract without regard to other income, gains or losses of the remaining Subaccounts or of HMLIC. The assets of the Separate Account may not be charged with liabilities arising out of any other business of HMLIC. All obligations arising under the Contract, including the promise to make Annuity Payments, are general corporate obligations of HMLIC. Accordingly, all of HMLIC's assets are available to meet its obligations and expenses under the Contract. While HMLIC is obligated to make payments under the Contract, the amounts of variable Annuity Payments are not guaranteed.


     The Separate Account is divided into Subaccounts. HMLIC uses the assets of each Subaccount to buy shares of the Underlying Funds based on Contract Owner instructions.

THE UNDERLYING FUNDS


     The Underlying Funds are listed below along with their primary investment objectives and a description of the adviser to each Underlying Fund. Detailed information on the Underlying Funds can be found in the current prospectus for each Underlying Fund. Prospectuses for the Underlying Funds should be read carefully in conjunction with this prospectus before investing. A copy of each prospectus may be obtained without charge from HMLIC by calling (800) 999-1030 (toll-free), sending a telefacsimile (FAX) transmission to (217) 527-2307 or writing to HMLIC, P.O. Box 4657, Springfield, IL 62708-4657. You may also access the prospectuses on HMLIC's website at www.horacemann.com in the "Retirement Planning" link.



HORACE MANN MUTUAL FUNDS

     The Horace Mann Mutual Funds ("Trust") is an open-end, diversified, management investment company registered under the Investment Company Act of 1940. The Trust is made up of a series of portfolios ("Horace Mann Funds"). The Trust issues shares of beneficial interest that are continually offered for sale. The Horace Mann Funds, advised by Wilshire Associates Incorporated ("Wilshire"), invest in securities of different issuers and industry classifications in an attempt to spread and reduce the risks inherent in all investing. Wilshire has entered into an agreement with investment subadviser(s) for each of the Horace Mann Funds whereby the subadviser(s) manage the investment and reinvestment of the assets of a fund.


     The primary investment objective of the Horace Mann Equity Fund is long-term capital growth; conservation of principal and production of income are secondary objectives. The Equity Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies. Wellington Management Company, LLP ("Wellington Management"), Alliance Capital Management LP ("Alliance") and Mellon Equity Associates, LLP ("Mellon Equity") serve as the investment subadvisers to the Equity Fund. This fund was referred to as the Growth Fund prior to May 1, 2000.


     The primary investment objective of the Horace Mann Balanced Fund is to realize high long-term total rate of return consistent with prudent investment risks. The Balanced Fund's assets are invested in a mix of common stocks, debt securities and money market instruments through investments in the Equity Fund and Income Fund.


     The primary investment objective of the Horace Mann Income Fund is to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle. The Income Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The fixed income securities in which the Income Fund invests are primarily U.S. investment grade fixed income securities. Western Asset Management Company ("Western Asset"), Western Asset Management Limited ("WAML") and BlackRock Financial Management, Inc. ("BlackRock") serve as the investment subadvisers to the Income Fund.


     The primary investment objective of the Horace Mann Short-Term Investment Fund ("Short-Term Fund") is to realize maximum current income to the extent consistent with liquidity. Preservation of principal is a secondary objective. The Short-Term Fund attempts to realize its objectives through investments in short-term debt instruments; it is not a money market fund and does not maintain a stable net asset value per share. Western Asset serves as the investment subadviser to the Short-Term Fund.

     The investment objective of the Horace Mann Small Cap Growth Fund is long-term capital appreciation. The Small Cap Growth Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. The Fund ordinarily invests in small cap equity securities (less than $2.5 billion at the time of investment) which a subadviser believes to have earnings growth potential. The Small Cap Growth Fund invests primarily in small cap stocks, which a subadviser considers to have favorable and above-average earnings growth prospects. Accordingly, their stock prices may rise faster, but can also decline more in unfavorable business climates. As a result of these "higher highs" and "lower lows," they are more volatile. BlackRock, Lee Munder Investments Ltd. ("LMIL") and Mazama Capital Management ("Mazama") serve as investment subadvisers to the Small Cap Growth Fund.

     The primary investment objective of the Horace Mann International Equity Fund is long-term capital growth primarily through diversified holding of marketable foreign equity investments. The International Equity Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests primarily in equity securities of established companies, listed on foreign exchanges, which the subadviser believes have favorable characteristics. It may also invest in fixed income securities of foreign governments and companies. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of currency fluctuations, more volatile markets, less securities regulation and political instability. Oechsle International Advisers ("Oechsle") serves as the investment subadviser to the International Equity Fund.


    The investment objective of the Horace Mann Socially Responsible Fund is long-term growth of capital, current income and growth of income. The Socially Responsible Fund invests in a diversified portfolio composed primarily of marketable equity securities including common stocks, preferred stocks and debt securities convertible into common stocks of seasoned U.S. traded companies. Investments in equity securities are limited to issuers which in the subadviser's judgment meet the following criteria:

     1.   Do not produce tobacco products;

     2.   Do not produce alcoholic beverages;

     3.   Do not own and/or operate casinos or manufacture gaming devices;

     4.   Do not produce pornographic materials;

     5. Do not produce nuclear weapons or guidance and/or delivery systems, specifically for nuclear weapons;

     6. By popular standards, maintain non-discriminatory employment practices throughout a company's facilities; and

     7. By popular standards, maintain environmental policies, practices and procedures which are currently acceptable, or which are exhibiting improvement.


     Because this fund invests in companies with socially responsible business practices, it has limitations that may have an adverse impact on performance. Alliance serves as the investment subadviser to the Socially Responsible Fund.


ALLIANCE


     The AllianceBernstein Premier Growth Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The AllianceBernstein Premier Growth Portfolio is a series of the AllianceBernstein Variable Products Series Fund and is advised by Alliance Capital Management.


ARIEL MUTUAL FUNDS


     The investment objective of the Ariel Appreciation Fund is long-term capital appreciation. It seeks this objective through investing primarily in the stocks of medium-sized companies with market capitalizations generally between $2.5 billion and $20 billion at the time of initial purchase. The Ariel Appreciation Fund seeks stocks whose underlying value is currently unrecognized, but should increase over time.

     Similar to the Ariel Appreciation Fund, the investment objective of the Ariel Fund is long-term capital appreciation. It seeks this objective through investing primarily in the stocks of smaller companies with market capitalizations generally between $500 million and $2.5 billion at the time of initial purchase. The Ariel Fund seeks stocks whose underlying value is currently unrecognized, but should increase over time.

     The Ariel Appreciation Fund and the Ariel Fund are both advised by Ariel Capital Management, LLC ("Ariel"). Ariel believes ethical business practices make good investment sense. In the long run, a company that adopts environmentally sound policies will face less government intrusion. A company that fosters community involvement among its employees will inspire community support. Additionally, Ariel believes that a company which cultivates diversity is more likely to attract and retain the best talent and broaden its markets in profitable new directions. Ariel does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products, the generation of nuclear energy or the manufacture of handguns as it believes these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.


CREDIT SUISSE


     The investment objective of the Credit Suisse Small Cap Growth Portfolio is to seek capital growth. To pursue this goal, it invests primarily in equity securities of small U.S. growth companies. Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies. The Portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2003, the market capitalization of the companies in the Russell 2000 Index ranged from $42 million to $2.02 billion. Some companies may outgrow the definition of a small company after the Portfolio has purchased their securities but will continue to be considered small for purposes of the Portfolio's minimum 80% allocation to small-company equities. The Credit Suisse Small Cap Growth Portfolio is a series of Credit Suisse Trust and is advised by Credit Suisse Asset Management, LLC.


DAVIS


     The Davis Value Portfolio's investment objective is to seek long-term growth of capital. Under normal circumstances the Portfolio invests the majority of its assets in equity securities issued by companies with market capitalizations of at least $10 billion that the adviser believes are of high quality and whose shares are selling at attractive prices. The Portfolio's adviser selects stocks with the intention of holding them for the long term. The Davis Value Portfolio is a series of the Davis Variable Account Fund and is advised by Davis Selected Advisers, L.P.

DELAWARE (Available 06/01/04)

     The objective of the Delaware VIP Growth Opportunities Series is to seek long-term capital appreciation. The Delaware VIP Growth Opportunities Series invests primarily in securities of medium-sized companies that have established themselves within the industry but still have growth potential. The Series' management team invests in medium-size companies that they believe may offer strong opportunities for capital appreciation and generally less risk than investments in small companies, although mid-cap companies typically have greater risk than large-cap companies. The Delaware VIP Growth Opportunities Series is advised by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirectly wholly owned subsidiary of Delaware Management Holdings, Inc.

     The objective of the Delaware VIP Trend Series is to seek long-term capital appreciation. The Delaware VIP Trend Series invests primarily in stocks of small growth-oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace, and have the fundamental characteristics to support continued growth. The Series' management team seeks to identify changing and dominant trends within the economy, the political arena and our society. The team conducts thorough research on companies, studies demographic changes, follows consumer trends and limits its stock search to companies it believes have products or services that can capitalize on changes in the marketplace. By focusing on companies in the early stages of their life cycles, the Series strives to capture the greatest potential for growth. The Delaware VIP Trend Series is advised by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirectly wholly owned subsidiary of Delaware Management Holdings, Inc.

DREYFUS (Available 06/01/04)

     The Dreyfus Investment Portfolio: Mid Cap Stock Fund -- Service Shares seeks investment returns that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index (S&P 400).

     To pursue this goal, the Dreyfus Investment Portfolio: Mid Cap Stock Fund -- Service Shares invests at least 80 percent of its assets in midcap stocks. The Dreyfus Investment Portfolio: Mid Cap Stock Fund -- Service Shares invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P 400 is a primary goal of the investment process. The Dreyfus Investment Portfolio: Mid Cap Stock Fund -- Service Shares' stock investments may include common stocks, preferred stocks, convertible securities and depositary receipts, including those issued in initial public offerings ("IPOs") or shortly thereafter. The Dreyfus Investment Portfolio: Mid Cap Stock Fund -- Service Shares is advised by Dreyfus.

FIDELITY INVESTMENTS

     The investment objective of the Fidelity VIP Growth Portfolio Service Class 2 shares is to achieve capital appreciation. The fund invests primarily in common stocks of companies that the adviser believes to have above-average growth potential (stocks of these companies are often called 'growth' stocks). The adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Growth Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Overseas Portfolio Service Class 2 shares is to seek long-term growth of capital. The fund normally invests at least 80% of the fund's assets in non-U.S. securities, primarily common stocks. The investments are allocated across different geographic regions and individual countries. The adviser will consider the size of the market in each country and region relative to the size of the international market as a whole. In buying and selling securities for the fund, the adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Overseas Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP High Income Portfolio Service Class 2 shares is to seek a high level of current income while also considering growth of capital. The adviser normally invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. The fund may also invest in non-income producing securities, including defaulted securities and common stocks and in companies that are in troubled or uncertain financial condition as well as domestic and foreign issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP High Income Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Investment Grade Bond Portfolio Service Class 2 shares is to seek as high a level of current income as is consistent with the preservation of capital. The fund normally invests at least 80% of its total assets in investment-grade debt securities of all types and repurchase agreements for those securities. The adviser uses the Lehman Brother's Aggregate Bond Index as a guide for structuring the fund and selecting its investments and attempts to maintain an overall interest rate risk similar to the index. The adviser allocates assets across different market sectors and maturities and analyzes a security's structural features and current pricing, trading opportunities, and the credit quality of its issuer to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Investment Grade Bond Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Mid Cap Portfolio Service Class 2 shares is to seek long-term growth of capital. The fund normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The adviser normally invests the fund's assets primarily in common stocks. The fund may potentially invest in companies with smaller or larger market capitalizations, domestic and foreign issuers and either "growth" stocks, "value" stocks or both. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Mid Cap Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Growth & Income Portfolio Service Class 2 shares is to seek high total return through a combination of current income and capital appreciation. The fund invests primarily in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. It also potentially invests in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation. The fund may potentially invest in domestic and foreign issuers and either "growth" stocks, "value" stocks or both. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Growth & Income Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Index 500 Portfolio is to seek investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. The fund normally invests at least 80% of its assets in common stocks included in the S&P 500. Because the adviser may use statistical sampling techniques to attempt to replicate the returns of the S&P 500, the fund may not always hold all of the same securities as the index and may not track the index perfectly. The fund may lend securities to earn income for the fund and the adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Index 500 Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

GOLDMAN SACHS (Available 06/01/04)

     The investment objective of the Goldman Sachs VIT Core Small Cap Equity Fund is the long-term growth of capital. The Core portfolio is managed to have similar risk, capitalization, industry exposure and style characteristics to its benchmark, the Russell 2000, while seeking to add incremental return through better stock selection. The Small Cap Equity Fund uses a broad diversification across the U.S. small-cap stock universe with an advantage of quantitative and qualitative management techniques. The Goldman Sachs VIT Core Small Cap Equity Fund is advised by Goldman Sachs Asset Management, L.P.

JPMORGAN FLEMING

     The investment objective of the JPMorgan U.S. Large Cap Core Equity Portfolio is to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the portfolio invests at least 80% of its assets in equity investment of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the portfolio's weightings are similar to those of the S&P 500. The portfolio seeks to maintain sector weightings within +/- 3% of the S&P 500. The JPMorgan U.S. Large Cap Core Equity Portfolio is a series of the J.P. Morgan Series Trust II and is advised by J.P. Morgan Investment Management Inc.

LORD ABBETT (Available 06/01/04)

     The Lord Abbett Series Fund -- Growth Opportunities Portfolio seeks capital appreciation by investing primarily in the stocks of mid-sized U.S. and multinational companies, from which the fund managers expect above-average earnings growth. The fund focuses on mid-sized companies, which historically, have offered better growth prospects than large-cap stocks, are potentially less volatile than a portfolio of small-cap stocks and seeks up-and-coming companies with solid business fundamentals that have the potential to be tomorrow's industry leaders. The Lord Abbett Series Fund -- Growth Opportunities Portfolio is advised by Lord, Abbett & Co. LLC.

NEUBERGER BERMAN

     The investment objective of the Neuberger Berman Genesis Fund -- Advisor Class is to seek growth of capital. To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after it has grown beyond $1.5 billion.
The fund seeks to reduce risk by diversifying among many companies and industries. Neuberger Berman Genesis Fund -- Advisor Class is advised by Neuberger Berman Management Inc. and subadvised by Neuberger Berman, LLC.

PUTNAM

     The investment objective of Putnam VT Vista Fund is to seek capital appreciation. The fund invests mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that Putnam Investment Management, LLC ("Putnam Management") believes are fast-growing and whose earnings Putnam Management believes are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. The fund invests mainly in midsized companies. Putnam VT Vista Fund is a series of the Putnam Variable Trust and is advised by Putnam Management.

RAINIER

     The investment objective of the Rainier Small/Mid Cap Equity Portfolio is to seek to maximize long-term appreciation. In pursuing its goal, the Portfolio invests primarily (at least 80% of its assets) in the equity securities of small and mid-capitalization U.S. companies with the prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable prices. The Rainier Small/Mid Cap Equity Portfolio is advised by Rainier Investment Management, Inc.

ROYCE (Available 06/01/04)

     Royce Capital Fund Small-Cap Portfolio uses a disciplined value approach to invest in small-cap companies -- those with market caps below $2 billion. They believe that investors in the Fund should have a long-term investment horizon of at least three-years. The Royce Capital Fund Small-Cap Portfolio is advised by Royce & Associates, LLC.

STRONG

     The investment objective of the Strong Opportunity Fund II is to seek capital growth. The fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's managers believe are underpriced, yet have attractive growth prospects. The managers base the analysis on a company's "Private Market Value" -- the price an investor would be willing to pay for the entire company given its management, financial health and growth potential. The managers determine a company's Private Market Value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation and franchise value. The managers may sell a stock when its price no longer compares favorably with the company's Private Market Value. The Strong Opportunity Fund II is advised by Strong Capital Management Inc.

     The investment objective of the Strong Mid Cap Growth Fund II is to seek capital growth. The fund invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The fund defines "medium-capitalization companies" as those companies with a market capitalization substantially similar to that of companies in the Russell MidCap Index at the time of investment. The fund invests substantially in the technology sector. The fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity or to enhance the fund's return). The fund may utilize an active trading approach. The managers may sell a holding when there is a fundamental change in the outlook for the company (e.g., a change in management or a reduction in earnings) or to take advantage of a better investment opportunity. The Strong Mid Cap Growth Fund II is advised by Strong Capital Management Inc.

T. ROWE PRICE


     The investment objective of the T. Rowe Price Small-Cap Value Fund -- Advisor Class is to seek long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. Reflecting a value approach to investing, the fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. Normally, the fund will invest at least 80% of its net assets in companies with a market capitalization that is within or below the range of companies in the Russell 2000 Index. The T. Rowe Price Small-Cap Value Fund -- Advisor Class is advised by T. Rowe Price Associates.

     The investment objective of the T. Rowe Price Small-Cap Stock Fund -- Advisor Class is to provide long-term capital growth by investing primarily in stocks of small companies. The fund normally invests at least 80% of its net assets in stocks of companies that have a market capitalization that falls (i) within the range of companies in the Russell 2000 Index or (ii) below the three year average maximum market cap of companies in the index as of December 31 for the three preceding years. Stock selection may reflect either a growth or value investment approach. The T. Rowe Price Small-Cap Stock Fund -- Advisor Class is advised by T. Rowe Price Associates.

WILSHIRE MUTUAL FUNDS, INC.

     Wilshire Mutual Funds, Inc. ("Wilshire Funds") is an open-end management investment company registered under the Investment Company Act of 1940. The Wilshire Funds are made up of a series of portfolios. The Wilshire Funds issues shares that are continually offered for sale. The Wilshire Funds are advised by Wilshire Associates Incorporated.


     The investment objective of the Wilshire Large Company Growth Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the large company growth sub-category of the Wilshire 5000 Index. The Wilshire Large Company Growth Portfolio focuses on the large company segment of the U.S. equity market and invests in companies with above average earnings or sales growth histories and retention of earnings. Often such companies will have above average price/earnings ratios. The Wilshire Large Company Growth Portfolio primarily invests in stocks of companies with the largest market capitalizations (extending down to $1.9 billion). Because this fund invests in large companies it may be more volatile than a fund that invests in a broader market segment.

     The investment objective of the Wilshire 5000 Index Portfolio is to replicate as closely as possible the performance of the Wilshire 5000 Index before the deduction of fund expenses. This Portfolio is an index fund and primarily invests in the common stocks of companies included in the Index that are representative of the entire Index. The Wilshire 5000 Index Portfolio normally holds stocks representing at least 90% of the total market value of the Index. Since the Portfolio does not invest in all of the stocks included in the Index it may be more volatile than the Index.

     The investment objective of the Wilshire Large Company Value Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the large company value sub-category of the Wilshire 5000 Index. The

Wilshire Large Company Value Portfolio focuses on the large company value segment of the U.S. equity market. Typically such companies have relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields. The Wilshire Large Company Value Portfolio primarily invests in stocks with the largest market capitalization (extending down to $1.9 billion). Because this fund invests in large companies it may be more volatile than a fund that invests in a broader market segment.

     The investment objective of the Wilshire Small Company Value Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the small company value sub-category of the Wilshire 5000 Index. The Wilshire Small Company Value Portfolio focuses on the small company value segment of the U.S. equity market. Typically such companies have relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields. The Wilshire Small Company Value Portfolio primarily invests in stocks with smaller market capitalizations (between $1.9 billion and $125 million). Because this fund invests in small companies it may be more volatile than a fund that invests in a broader market segment.

     The investment objective of the Wilshire Small Company Growth Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the small company growth sub-category of the Wilshire 5000 Index. The Wilshire Small Company Growth Portfolio focuses on the small company growth segment of the U.S. equity market. Typically such companies have above average earnings or sales growth histories and retention of earnings, and often they have higher price to earnings ratios. The Wilshire Small Company Growth Portfolio primarily invests in stocks with smaller market capitalizations (between $1.9 billion and $125 million). Because this fund invests in small companies it may be more volatile than a fund that invests in a broader market segment.


THE CONTRACT

CONTRACT OWNERS' RIGHTS

     A Contract may be issued under a retirement plan on a qualified basis as defined in the IRC. Qualified Contracts are subject to certain tax restrictions. See "Tax Consequences."

     To participate in a Qualified Plan, the Contract Owner may be required to forego certain rights granted by the Contract and should refer to the provisions of his or her Contract, the provisions of the plan or trust instrument and/or applicable provisions of the IRC.

     Unless otherwise provided by law, and subject to the terms of any governing plan or trust, the Contract Owner may exercise all privileges of ownership, as defined in the Contract, without the consent of any other person. These privileges include the right during the period specified in the Contract to change the beneficiary designated in the Contract, subject to the rights of any irrevocable beneficiary, to designate a payee and to agree to a modification of the Contract terms.

     This prospectus describes only the variable portions of the Contract. On the Annuity Date, the Contract Owner has certain rights to acquire fixed annuity options. See the Contract for details regarding fixed Annuity Payments.

PURCHASING THE CONTRACT

     The Contract is offered and sold by HMLIC through its licensed life insurance sales personnel who are also registered representatives of HM Investors. In addition, the Contract may be offered and sold through independent agents and other broker-dealers. HMLIC has entered into a distribution agreement with HM Investors, principal underwriter of the Separate Account. HM Investors, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001, is a broker-dealer registered under the Securities Exchange Act of 1934. HM Investors is a member of the NASD and is a wholly-owned subsidiary of HMEC. Sales commissions are paid by HMLIC to HM Investors and other broker-dealers. Sales commissions range from 1.00% to 11.00% of premium payments received.

     In order to purchase the Contract offered by this prospectus, an applicant must complete an application bearing all requested signatures and a properly endorsed suitability questionnaire. For a Contract issued pursuant to Section 403(b) of the IRC, the applicant must sign an acknowledgment of the IRC restrictions on withdrawals applicable to such contracts. For an IRA, Roth IRA, SIMPLE or a Contract issued under a SEP plan, the applicant must acknowledge receipt of the IRA disclosure form. For a 457(b) plan the employer will purchase the Contract on behalf of the employee. The employee will be required to complete an application and suitability form. The employee must also acknowledge receipt of the 457(b) disclosure form.

     Applications are to be sent to HMLIC's Home Office. If an incomplete application is received, HMLIC will promptly request additional information needed to process the application. The initial premium payment will be held in a suspense account, without interest, for a period not exceeding five business days. If the necessary information is not received within these five business days HMLIC will return the initial premium payment, unless otherwise directed by the applicant.

PREMIUM PAYMENTS

     AMOUNT AND FREQUENCY OF PREMIUM PAYMENTS -- Premium payments will be applied at the applicable Accumulation Unit Value next determined following receipt in good form. The minimum premium payment for your Contract is $300 annually. The minimum premium increase is $120 annually.

     The IRC limits the amounts which may be contributed to Qualified Plans. See "Tax Consequences-- Contract Owners-- Contribution Limitations and General Requirements Applicable to Qualified Contracts."

     ALLOCATION OF PREMIUM PAYMENTS -- All or part of the net premium payments made may be allocated to one or more Subaccounts. The minimum premium payment amount allocated to any Subaccount in any given contract year must equal or exceed $100. A request to change the allocation of premium payments will be effective on the first Valuation Date following receipt of the request by HMLIC's Home Office unless a future date is requested.

     ACCUMULATION UNITS AND ACCUMULATION UNIT VALUE -- Premium payments are credited on the basis of Accumulation Unit Value. The number of Accumulation Units purchased by net premium payments is determined by dividing the dollar amount credited to each Subaccount by the applicable Accumulation Unit Value next determined following receipt of the payment by HMLIC. The value of an Accumulation Unit is affected by the investment experience of the Underlying Fund, expenses and the deduction of certain charges.

     Accumulation Units are valued on each Valuation Date. The Accumulation Unit Value for each Subaccount was determined for the date and for the value indicated below. The date for the Horace Mann Equity, Balanced, Income and Short-Term Investment Funds refers to the date Wellington Management became their investment adviser. The Delaware VIP Growth Opportunities Series, Royce Capital Fund Small-Cap Portfolio, Lord Abbett Insurance Series Growth/Opportunities, Goldman Sachs VIT Core Small Cap Equity Fund, Delaware VIP Trend Series and Dreyfus Investment Portfolio: Mid Cap Stock Fund -- Service Shares are not included below because they were not added to the Separate Account until June 1, 2004.


                                                  ACCUMULATION
SUBACCOUNT                          DATE           UNIT VALUE
----------                          ----           ----------

JPMorgan U.S. Large Cap
   Core Equity Portfolio          09/05/00          $ 17.33
Fidelity VIP Growth & Income
   Portfolio SC 2                 09/05/00            16.03
Wilshire 5000 Index Portfolio
   (Investment)                   09/05/00            12.23
Fidelity VIP Index 500
   Portfolio SC 2                 09/05/00           171.04
Fidelity VIP Growth
   Portfolio SC 2                 09/05/00            53.82

AllianceBernstein Premier
   Growth Portfolio               09/05/00            41.57

Wilshire Large Company
   Growth Portfolio
   (Investment)                   09/05/00            46.36
Horace Mann Equity Fund           11/01/89             7.11
Horace Mann Socially
   Responsible Fund               03/10/97             9.85
Davis Value Portfolio             09/05/00            11.58
Wilshire Large Company Value
   Portfolio                      09/05/00            19.91
Fidelity VIP Mid Cap
   Portfolio SC 2                 09/05/00            20.11
Rainier Small/Mid Cap Equity
   Portfolio                      09/05/00            30.39
Putnam VT Vista Fund              09/05/00            25.13
Strong Mid Cap Growth
   Fund II                        09/05/00            35.99
Ariel Appreciation Fund           05/01/01            34.63
Strong Opportunity Fund II        09/05/00            28.55

T. Rowe Price Small-Cap Stock
   Fund-- Advisor Class           09/05/00            26.99
Neuberger Berman Genesis
   Fund-- Advisor Class           09/05/00            15.84

Horace Mann Small Cap
   Growth Fund                    03/10/97             9.59
Credit Suisse Small Cap Growth
   Portfolio                      09/05/00            27.32
Wilshire Small Company
   Growth Portfolio               09/05/00            17.80
Ariel Fund                        05/01/01            34.01

T. Rowe Price Small-Cap Value
   Fund-- Advisor Class           09/05/00            20.52

Wilshire Small Company Value
   Portfolio                      09/05/00            12.31
Horace Mann International
   Equity Fund                    03/10/97             9.74
Fidelity VIP Overseas
   Portfolio SC 2                 09/05/00            23.13
Horace Mann Balanced Fund         11/01/89             6.71
Horace Mann Income Fund           11/01/89             7.17
Horace Mann Short-Term
   Investment Fund                11/01/89             6.99
Fidelity VIP High Income
   Portfolio SC 2                 09/05/00             9.77
Fidelity VIP Investment Grade
   Bond Portfolio SC 2            09/05/00            11.98

     The Accumulation Unit Value of a Subaccount for any Valuation Period is equal to:


     o the net asset value of the corresponding Underlying Fund attributable to the Accumulation Units at the end of the Valuation Period;

     o plus the amount of any income or capital gain distributions made by the Underlying Fund during the Valuation Period;

     o minus the dollar amount of the mortality and expense risk fee we deduct for each day in the Valuation Period;

     o divided by the total number of Accumulation Units outstanding at the end of the Valuation Period.

TRANSACTIONS


     TRANSFERS -- Amounts may be transferred from one Subaccount to another, and to and from the fixed account of the Contract, subject to Contract limitations, prior to the Annuity Date. HMLIC reserves the right to limit transfers from the fixed account to the Subaccounts as follows:

     o No more than 25% of the fixed account can be transferred to the Subaccounts during a 365 day period.

     o Any request for a total transfer from the fixed account to the Subaccounts will be transferred over a four-year period. No more than 25% of the amount will be transferred in any year prior to the final transfer.

     You may transfer value from one existing investment option into as many as 10 other investment options. The minimum amount that can be transferred is $100 or the entire dollar value of the Subaccount(s), whichever is less. A transfer may not leave a Subaccount balance or fixed account balance of less than $100.

     A Contract Owner may elect to transfer funds between Subaccounts and the fixed account by submitting a written request to Horace Mann Life Insurance Company at P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission request to (217) 527-2307, by telephoning (217) 789-2500 or (800) 999-1030 (toll-free) or by accessing HMLIC's website at www.horacemann.com and looking in the "Retirement Planning" section.

     Depending on the means used to request a transfer, the request must: (1) be signed by the Contract Owner, or for telephone and website transactions, be made by the Contract Owner, (2) include the name of the Contract Owner and the Contract number, and (3) specifically state the dollar amount, a whole percentage or the number of Accumulation Units to be transferred. The request also must specify the Subaccounts from which and to which the transfer is to be made. Transfers are effective on the first Valuation Date following receipt of the request by HMLIC's Home Office unless a future date is requested. See "Other Information -- Forms Availability."

     On and after June 1, 2004, no new transfers of money will be allowed to the following Subaccounts:

     Strong Mid Cap Growth Fund
     T. Rowe Price Small Cap Stock Fund
     Strong Opportunity Fund
     Credit Suisse Small Cap Growth
     T. Rowe Price Small Cap Value Fund

     DOLLAR COST AVERAGING -- Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market cycles. Dollar cost averaging transfers are completed by periodically transferring equal amounts of money. You may preschedule a series of transfers between investment options to take advantage of dollar cost averaging. You may select from a 3-month, 6-month or 12-month period to complete the dollar cost averaging program. You may transfer value from one existing investment option into as many as 10 other investment options. You may request dollar cost averaging by the same means as described above for transfers.

     The transfers will begin on the first Valuation Date following receipt of the request in HMLIC's Home Office and will continue on this day each period until the program is completed. If the original request is received on the 29th, 30th or 31st of the month, all subsequent transfers will be processed as of the 28th of the month. If you should decide to cancel an existing dollar cost averaging program, you must notify HMLIC's Home Office either in writing, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (217) 527-2307 or by accessing our website at www.horacemann.com and looking in the "Retirement Planning" section.

     Because the values of the Subaccounts from which the transfers occur may decrease over time, the dollar cost averaging program may conclude earlier than scheduled. In addition, the last dollar cost averaging transfer may be for less than all prior transfers. Finally, the value of a Subaccount may increase and result in a balance remaining at the end of the period selected.

     All requests must identify the Contract Owner's name and Contract number, specify the amounts and the investment options to be utilized and include proper authorization such as a signature on a form or validating information if using the telephone or company website.

     On and after June 1, 2004, no new transfers of money will be allowed to the following Subaccounts:

     Strong Mid Cap Growth Fund
     T. Rowe Price Small Cap Stock Fund
     Strong Opportunity Fund
     Credit Suisse Small Cap Growth
     T. Rowe Price Small Cap Value Fund

     REBALANCING -- Rebalancing is the periodic adjusting of investment option balances to maintain a preestablished asset allocation strategy. You may request a rebalancing of your portfolio either once or on a periodic basis.

     For periodic rebalancing requests, you may select from a quarterly, semiannual or annual period. Rebalancing is continuous for the period(s) selected unless changed or discontinued by the Contract Owner. You may rebalance your portfolio value into as many as 10 other investment options. You may request rebalancing by the same means as described above for transfers.

     Rebalancing will begin on the first Valuation Date following receipt of the request in HMLIC's Home Office. For periodic rebalancing requests, subsequent rebalancing of your portfolio will continue to occur on the same calendar day of each scheduled month. If the original request is received on the 29th, 30th or 31st of the month, all subsequent rebalancing of your portfolio will be processed as of the 28th of the month. If you should decide to cancel an existing rebalancing program, you must notify HMLIC's Home Office either in writing, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (217) 527-2307 or by accessing our website at www.horacemann.com and looking in the "Retirement Planning" section.

     All requests must identify the Contract Owner's name and Contract number, specify the amounts and the investment options to be utilized and include proper authorization such as a signature on a form or validating information if using the telephone or company website.

     On and after June 1, 2004, no new transfers of money will be allowed to the following Subaccounts:

     Strong Mid Cap Growth Fund
     T. Rowe Price Small Cap Stock Fund
     Strong Opportunity Fund
     Credit Suisse Small Cap Growth
     T. Rowe Price Small Cap Value Fund

     CHANGES TO PREMIUM ALLOCATIONS -- A Contract Owner may elect to change the allocation of future net premium payments at any time by mailing a written request to HMLIC at P.O. Box 4657, Springfield, Illinois 62708-4657, by calling
(800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (217) 527-2307 or by accessing our website at www.horacemann.com and looking in the "Retirement Planning" section. Depending on the means used to request a change, the request must: (1) be signed by the Contract Owner, or for telephone and website transactions, be made by the Contract Owner, (2) include the Contract Owner's name and Contract number and (3) specify the new allocation percentage for each Subaccount (in whole percentages). Allocations made to the fixed portion of the Contract or to one or more Subaccounts must total 100%. HMLIC reserves the right to restrict the minimum premium amount allocated to any Subaccount in any given Contract Year to $100. Changes in allocation instructions are effective on the first Valuation Date following receipt of the request by HMLIC's Home Office. See "Other Information -- Forms Availability."

     On and after June 1, 2004, new Contracts may not have allocations to the following Subaccounts, and existing Contracts may not begin or increase allocations to the following Subaccounts:

     Strong Mid Cap Growth Fund
     T. Rowe Price Small Cap Stock Fund
     Strong Opportunity Fund
     Credit Suisse Small Cap Growth
     T. Rowe Price Small Cap Value Fund

     MARKET TIMING -- The Contracts and the Subaccounts are not designed for 'market timing' through frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. Trading strategies that seek to benefit from short-term price fluctuations or price irregularities cause disruption to the Underlying Funds and are thereby potentially harmful to investors and their contract performance.

     If HMLIC determines, in its sole discretion, that your transfer patterns among the Subaccounts reflect a market timing strategy, it reserves the right to take action to protect the other investors.

     Such action may include, but would not be limited to, restricting the frequency of or method for requesting transfers among the Subaccounts, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

     If HMLIC determines that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other Contract Owners, it will notify you in writing of any restrictions.

     SURRENDER OR WITHDRAWAL BEFORE COMMENCEMENT OF ANNUITY PERIOD -- Values may not be withdrawn from Section 403(b) Contracts or 457(b) Contracts except under certain circumstances. See "Tax Consequences." However, if not restricted by the IRC or applicable retirement plan under which the Contract is issued, a Contract Owner may surrender the Contract in whole or withdraw in part for cash before Annuity Payments begin. Any partial withdrawal is subject to a $100 minimum and may not reduce the Contract Owner's interest in a Subaccount to less than $100.

     The surrender or partial withdrawal of Variable Cash Value (rollover, exchange, etc.) is determined on the basis of the Accumulation Unit Value next computed following the receipt of a valid request for surrender or partial withdrawal in HMLIC's Home Office. A surrender or partial withdrawal may result in adverse federal income tax consequences to the Contract Owner. These consequences include current taxation of payments received, and may include penalties resulting from premature distribution. See "Tax Consequences."

     A Contract Owner eligible to surrender or request a partial withdrawal may elect to do so by submitting a signed, written request to HMLIC at its Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657. A partial withdrawal request must be in a form acceptable to HMLIC; telefacsimile (FAX) transmissions of the request will be accepted if the proceeds are sent to the Contract Owner and the request is sent to (217) 527-2307. A surrender request must be in a form acceptable to HMLIC; telefacsimile (FAX) transmissions of the request will not be accepted. See "Tax Consequences" and "Other Information -- Forms Availability."

     Partial withdrawals and surrenders will be processed either on a date specified by you in a request, provided the date specified occurs on or after receipt of the request at HMLIC's Home Office, or at the next computed value following receipt of a valid request at HMLIC's Home Office.


     For your protection, we will send a confirmation letter on all address changes. If you have requested an address change within 15 days prior to your surrender or withdrawal request, we will hold your request until we have acquired confirmation of the correct address. Upon receipt of your confirmation of the address, we will consider the surrender or withdrawal request to be received in good form.

     Surrenders and partial withdrawals from any variable Subaccount are subject to the Withdrawal Charges shown in the "Deductions and Expenses -- Withdrawal Charges" section.

     Withdrawal Charges are applied to the withdrawals based on the effective date of the Contract and not on the date the premium payment is paid.

     Any request for a partial withdrawal, where the withdrawal is subject to a Withdrawal Charge, will be increased by the amount of the Withdrawal Charge. For example, a request to withdraw $3,000 at a 4% Withdrawal Charge will require a withdrawal of $3,125. This withdrawal represents a cash distribution of $3,000 and a Withdrawal Charge of $125. Any taxes withheld will reduce the dollar amount of the distribution received.

     The Withdrawal Charge is assessed on the basis of the amount surrendered or withdrawn from the Subaccount(s), but will never exceed 9% of net premium(s) to a Subaccount during the lifetime of the Contract. For example, if a Contract Owner's Subaccount value is $12,000 and net premium payments to date equal $10,000 and the Contract Owner withdraws $2,000 (i.e., one sixth of the Subaccount value), then the Withdrawal Charge may not exceed 9% of $1,666.66 (one sixth of the premium payment(s) to which the withdrawal relates).

     If premium taxes are deducted prior to surrender or partial withdrawal, any reduction of HMLIC's premium tax liability due to the surrender or partial withdrawal will be to HMLIC's benefit.

     If you request a partial withdrawal for hardship purposes from your 403(b) Contract or from your employer's 401(k) plan using the safe harbor regulations of the IRC, you may be suspended from making contributions to all other plans of your employer for six months. You should consult with your plan administrator for further guidance before making a hardship withdrawal. After the six-month period is completed, you may resume making contributions.

     DEFERMENT -- HMLIC ordinarily completes a transaction within seven calendar days after receipt of a proper request to transfer, surrender, partially withdraw or commence Annuity Payments. The value of the Contract is determined as of the Valuation Date on which a valid request is received. However, determination of Contract value and processing the transaction may be deferred for (1) any period during which the NYSE is closed for other than customary weekend or holiday closings or during which trading is restricted by the Securities and Exchange Commission; (2) any emergency period when it is not reasonably practicable to sell securities or fairly determine Accumulation Unit Values or Annuity Unit Values; or (3) any other period designated by the Securities and Exchange Commission to protect persons with interests in the Separate Account.

     CONFIRMATIONS -- HMLIC mails written confirmations of premium payments to Contract Owners on a quarterly basis within five business days following the end of each calendar quarter. Written confirmations of transfers, changes in allocations, partial withdrawals and surrenders are mailed to Contract Owners within seven calendar days of the date the transaction occurred.

     If a Contract Owner believes that the confirmation statement contains an error, the Contract Owner should notify HMLIC as soon as possible after receipt of the confirmation statement. Notice may be provided by writing to HMLIC, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 527-2307 or by telephoning (217) 789-2500 or (800) 999-1030 (toll free).

DEDUCTIONS AND EXPENSES

     ANNUAL MAINTENANCE FEE -- An annual maintenance fee of no more than $25 is deducted from each Contract on the Contract anniversary date. This fee will be waived if the Contract value equals or exceeds $10,000 at the time the fee is assessed.

     We reserve the right to deduct, in whole or in part, the annual maintenance fee in the event of a complete surrender. The annual maintenance fee ceases when Annuity Payments begin.

     The annual maintenance fee is intended to reimburse HMLIC for actual expenses incurred in administering the Contract. HMLIC does not expect to profit from such fee and assumes the risk that this annual maintenance fee may be insufficient to cover the actual costs of administering the Contract.

     MORTALITY AND EXPENSE RISK FEE ("M&E FEE") -- For assuming mortality and expense risk, HMLIC applies an asset charge to the Separate Account. The fee for mortality and expense risk may not exceed the annual rate of 1.25% of the daily net assets of the Separate Account (0.45% for mortality risk, and 0.80% for expense risk); however, HMLIC reserves the right to change the fee (subject to the 1.25% ceiling) in the future. The fee is computed on a daily basis.

     WITHDRAWAL CHARGES -- Withdrawals may not be made from Section 403(b) or 457(b) Contracts except under certain circumstances. (See "Tax Consequences.") However, if not restricted by the IRC or applicable retirement plan under which the Contract is issued, a Contract Owner may surrender the Contract in whole or withdraw in part for cash before Annuity Payments begin. Withdrawal Charges for your Contract are:

DURING CONTRACT YEAR        PERCENTAGE OF AMOUNT WITHDRAWN
--------------------        ------------------------------
          1                                9%
          2                                8%
          3                                7%
          4                                6%
          5                                5%
          6                                4%
          7                                3%
          8                                2%
          9                                1%
      Thereafter                           0%

     For further information regarding surrender or partial withdrawals see "Surrender or Withdrawal Before Commencement of Annuity Period." HMLIC reserves the right to waive either a portion or the whole Withdrawal Charge in some situations. In some situations, you may make a withdrawal with no Withdrawal Charge. Please see your Contract for further details.

     OPERATING EXPENSES OF THE UNDERLYING FUNDS -- There are deductions from and expenses paid out of the assets of the Underlying Funds that are described in each Underlying Fund's prospectus.

     PREMIUM TAXES -- Certain state and local governments levy a premium tax, currently between 0 and 3.5%, on the amount of premium payments made under this Contract. The premium tax, if any, is deducted when premium payments are received.

DEATH BENEFIT PROCEEDS

     If a Contract Owner dies before the Annuity Date, a death benefit will be paid to the beneficiary designated by the Contract Owner. The death benefit is determined for each beneficiary as of the date proof of death is received by HMLIC from such beneficiary. Proof of death includes a certified death certificate or other satifactory evidence of death and a completed claimant's statement.

     If there have been no previous withdrawals or loans the death benefit is the greater of:

     1. the Total Accumulation Value; or
     2. the Net Premium paid to HMLIC.

     If withdrawals or loans have been taken the death benefit is the greater of:

     1. the Total Accumulation Value; or
     2. the Net Premium paid to HMLIC, less the Net Premium attributable to both withdrawals and any outstanding loan balance.

     For example, if a Contract Owner's Total Accumulation Value is $8,000 and the Net Premium paid to date equals $10,000 and the Contract Owner withdraws $4,000 (50% of the Total Accumulation Value), then the death benefit would be the greater of the Total Accumulation Value ($4,000) or 50% of the Net Premium ($5,000).

     All or part of the death benefit proceeds may be paid to the beneficiary under one of the Annuity Payment options described under "Annuity Payments -- Annuity Payment Options." If the form of Annuity Payment selected requires that payment be made by HMLIC after the death of the beneficiary, payments will be made to a payee designated by the beneficiary or, if no subsequent payee has been designated, to the beneficiary's estate. Any part of a Contract Owner's interest payable to a minor child will be paid to the child's legal guardian for the benefit of the child.

ANNUITY PAYMENTS


     The Contract provides for fixed or Variable Annuity Payment options or a combination of both. The Contract Owner may elect to have Annuity Payments made under any one or more of the options described below or may elect a lump sum payment. To begin receiving Annuity Payments a properly completed request form must be received by HMLIC's Home Office. The request will be processed so that the Annuity Payments begin as of the first of the month following the month of receipt unless a later date is requested and approved by HMLIC. If a fixed payment option is elected, the Separate Account value will be transferred to the fixed account on the date the request is received in HMLIC's Home Office. In addition, if a Variable payment is elected, any money in the fixed account will be transferred to the Separate Account on the date we receive the request in HMLIC's Home Office. Your premium payment allocation(s) will be changed to the fixed account or Separate Account, depending on the payment option elected. Generally, at the time an Annuity Payment option is selected, a Contract Owner must elect whether to withhold for federal and state income taxes. See "Other Information -- Forms Availability" and "Tax Consequences."


     In general, the longer Annuity Payments are guaranteed, the lower the amount of each payment. Fixed Annuity Payments are paid in monthly, quarterly, semiannual and annual installments. Variable Annuity Payments are paid only on a monthly basis. If the Contract value to be applied under any one fixed or variable Annuity Payment option is less than $2,000 or if the option chosen would provide Annuity Payments less than $20 per month at the Annuity Date, then the Contract value may be paid in a lump sum.

ANNUITY PAYMENT OPTIONS

     The following Annuity Payment options are available on a variable basis unless otherwise stated.

     LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 0, 10, 15 OR 20 YEARS -- These options guarantee Annuity Payments for the lifetime of the Annuitant. If a guaranteed period is selected (10, 15 or 20 years) and the Annuitant dies before the end of the period, Annuity Payments are guaranteed until the end of the period selected. If neither the Contract Owner nor any beneficiaries are living at the time of the Annuitant's death, the present value, if any, of the remaining guaranteed period payments will be paid in a single sum to the estate of the Contract Owner. Under the life payments guaranteed for 0 years option, it is possible that only one Annuity Payment may be made if the Annuitant's death occurred before the due date of the second Annuity Payment. This option usually provides the largest Annuity Payments. The Contract Owner cannot make unscheduled withdrawals or change to another option after the first Annuity Payment has been made. Guaranteed Annuity Payments cannot extend beyond the life expectancy of the Annuitant, as defined by the IRC.

     If HMLIC does not receive written election of an annuity option from the Contract Owner at least 30 days prior to the Annuity Date, the annuity option will be Life Annuity with Payments Guaranteed for 10 years.


     JOINT AND SURVIVOR ANNUITY -- This option provides Annuity Payments based upon the age and sex of two Annuitants and upon the specific survivor option selected. The available survivor options are to pay during the lifetime of the survivor: 1) 50%; 2) 66?%; or 3) 100% of the Annuity Payments paid or the number of variable Annuity Units while both Annuitants were living. After one Annuitant dies, the Annuity Payments will continue during the lifetime of the survivor based on the survivor percentage elected. The Annuity Payments cease after the last payment paid prior to the survivor's death. It could be possible for only one payment to be made under this option if both Annuitants die before the due date of the second payment. The Contract Owner cannot make unscheduled withdrawals or change to another income option after the first Annuity Payment has been made.

     INCOME FOR FIXED PERIOD -- This option provides Annuity Payments for a fixed period not less than five years nor exceeding 30 years; however, payments may not extend beyond the life expectancy of the Annuitant as defined by the IRC. Upon the Annuitant's death, the Contract Owner will be paid the remaining Annuity Payments due, if any. If neither the Contract Owner nor any beneficiaries are living at the time of the Annuitant's death, the present value, if any, of the remaining Annuity Payments will be paid in a lump sum to the estate of the Contract Owner. This option is available on a fixed payment basis only.


     OTHER INCOME OPTIONS -- If the Contract Owner does not wish to elect one or more Annuity Payment options, the Contract Owner may:

     a) receive the proceeds in a lump sum less any applicable Withdrawal Charges, or

     b) leave the Contract with HMLIC and receive the value under the required minimum distribution requirements of IRC Section 401(a)(9), see "Required Minimum Distributions," or

     c)   elect any other option that HMLIC makes available.

AMOUNT OF FIXED AND VARIABLE ANNUITY PAYMENTS


     In general, the dollar amount of Annuity Payments under the Contract depends on Contract value. Contract value equals the value of the fixed portion of the Contract plus the value of each Subaccount. The value of each Subaccount is determined by multiplying the number of Accumulation Units credited to each Subaccount within the Contract by its respective Accumulation Unit Value.


     Contract value may be more or less than the amount of net premium payments allocated to the Contract.

     FIXED ANNUITY PAYMENTS -- The amount of each payment under a fixed Annuity Payment option is determined as described in the Contract. These guaranteed payments will not change regardless of investment, mortality or expense experience. Higher Annuity Payments may be made at the sole discretion of HMLIC.


     VARIABLE ANNUITY PAYMENTS -- The amount of the first monthly Variable Annuity Payment is determined as described in the Contract. The income option payments vary with the form of income option payment selected and adjusted age of the Annuitant(s).

     The first monthly Variable Annuity Payment is used to calculate the number of Variable Annuity Units for each subsequent monthly Annuity Payment. The number of Variable Annuity Units remains constant over the payment period except when a joint and survivor option is chosen. Under that option, the number of Variable Annuity Units will be reduced upon the death of either Annuitant to the survivor percentage elected.

     The amount of monthly Annuity Payments following the first Variable Annuity Payment varies from month to month. Annuity Payments are determined each month by multiplying the Variable Annuity Units by the applicable Variable Annuity Unit Value at the date of payment.

     ASSUMED INTEREST RATE -- The assumed interest rate for this Contract is 2%. The investment multiplier is one divided by the sum of one plus the assumed interest rate and the mortality and expense risk fee, adjusted to a monthly rate.

     ANNUITY UNIT VALUE -- The Variable Annuity Unit Value for the Horace Mann Equity Fund, Horace Mann Balanced Fund and Horace Mann Income Fund Subaccounts was set at $10.00 as of the date amounts first were allocated to provide Annuity Payments. The Variable Annuity Unit Value for the following Subaccounts is established at $10.00; however, no Annuity Payments have been paid from these
Subaccounts:

     JPMorgan U.S. Large Cap Core Equity Portfolio
     Fidelity VIP Growth & Income Portfolio SC 2
     Wilshire 5000 Index Portfolio -- Investment Class
     Fidelity VIP Index 500 Portfolio SC 2
     Fidelity VIP Growth Portfolio SC 2
     AllianceBernstein Premier Growth Portfolio
     Wilshire Large Company Growth Portfolio --
        Investment Class

     Horace Mann Socially Responsible Fund
     Davis Value Portfolio
     Wilshire Large Company Value Portfolio
     Fidelity VIP Mid Cap Portfolio SC 2
     Rainier Small/Mid Cap Equity Portfolio
     Delaware VIP Growth Opportunities Series
     Lord Abbett Insurance Series Growth/Opportunities
     Putnam VT Vista Fund (IB Shares)
     Strong Mid Cap Growth Fund II
     Ariel Appreciation Fund
     Dreyfus Investment Portfolio: Mid Cap Stock
        Fund -- Service Shares
     Strong Opportunity Fund II
     Goldman Sachs VIT Core Small Cap Equity Fund
     T. Rowe Price Small-Cap Stock Fund -- Advisor Class
     Neuberger Berman Genesis Fund -- Advisor Class
     Horace Mann Small Cap Growth Fund
     Credit Suisse Small Cap Growth Portfolio
     Delaware VIP Trend Series
     Wilshire Small Company Growth Portfolio
     Ariel Fund
     Royce Capital Fund Small-Cap Portfolio
     T. Rowe Price Small-Cap Value Fund -- Advisor Class
     Wilshire Small Company Value Portfolio
     Horace Mann International Equity Fund
     Fidelity VIP Overseas Portfolio SC 2
     Horace Mann Short-Term Investment Fund
     Fidelity VIP High Income Portfolio SC 2
     Fidelity VIP Investment Grade Bond Portfolio SC 2

     o The current Variable Annuity Unit Value is equal to the prior Variable Annuity Unit Value on the Valuation Date when payments were last determined, multiplied by the applicable net investment factor. This factor is computed by dividing the net asset value of a share of the Underlying Fund on the current Valuation Date, plus any dividends or other distributions, by the net asset value of a share on the Valuation Date of the preceding Valuation Period, and multiplying this result by the investment multiplier.

     o If the net investment factor is equal to one, then monthly payments from that Subaccount will remain level. If the net investment factor is greater than one, the monthly payments from that Subaccount will increase. Conversely, if the net investment factor is less than one, the payments from that Subaccount will decrease.


MISSTATEMENT OF AGE OR SEX

     If the age or sex of the Annuitant has been misstated, any Annuity Payment amount shall be adjusted to reflect the correct information. Any overpayments that have been made will be deducted from future payments, including interest of 2% per year. Any underpayments including 2% interest will be paid in one sum to the Contract Owner if living, otherwise to the beneficiary.

MODIFICATION OF THE CONTRACT

     The Contract provides that it may be modified by HMLIC to maintain continued compliance with applicable state and federal laws. Contract Owners will be notified of any modification. Only officers designated by HMLIC may modify the terms of the Contract.


     HMLIC reserves the right to offer Contract Owners, at some future date and in accordance with the requirements of the Investment Company Act of 1940, the option to direct their net premium payments to a Subaccount within the Separate Account other than one or more of those currently offered. If shares of the Underlying Funds are not available for purchase by the Separate Account, or if in the judgment of HMLIC further investment in these shares is no longer appropriate in view of the purposes of the Separate Account or Subaccount, then
(i) shares of another portfolio may be substituted for the Underlying Fund shares held in the affected Subaccount and/or (ii) payments received after a date specified by HMLIC may be applied to the purchase of shares of another portfolio. No substitution will be made without prior approval of the Securities and Exchange Commission. Any substitution would be for shares of a portfolio with investment objectives similar to those of the Underlying Fund it replaces.


TAX CONSEQUENCES

OTHER CONSIDERATIONS


     This discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The rules governing the provisions of annuity contracts and qualified plans are extremely complex, often difficult to comprehend and may be changed at any time. The discussion does not address special rules, prior tax laws or state tax laws. In addition, many of the provisions, including contribution limitations, enacted by the Economic Growth and Tax Relief Reconciliation Act of 2001 are sunsetted or repealed in 2011 unless extended or made permanent. A Contract Owner or a prospective Contract Owner considering adoption of or purchase of an annuity contract for a qualified plan should first consult with a qualified and competent tax adviser before taking any action that could have tax consequences.


SEPARATE ACCOUNT

     The operations of the Separate Account form part of the operations of HMLIC; however, the IRC provides that no federal income tax will be payable by HMLIC on the investment income and capital gains of the Separate Account if certain conditions are met. Provided the investments of the Underlying Funds continue to meet the diversification requirements of IRC Section 817(h), the Contract Owner will not pay federal income tax on the investment income and capital gains under a Contract until Annuity Payments begin or a full or partial withdrawal is made.

CONTRACT OWNERS

CONTRIBUTION LIMITATIONS AND GENERAL REQUIREMENTS APPLICABLE TO QUALIFIED CONTRACTS


     The tax rules applicable to participants in a Qualified Plan (as defined in this prospectus) vary according to the type of plan and according to the terms and conditions of the specific plan. The information provided here regarding the tax consequences of Qualified Plans is intended to be only general in nature. You should consult with your tax adviser for the application of these rules to your specific facts before purchasing an annuity Contract for a Qualified Plan.


     Contributions under Qualified Plans may be either excludable from income if made through a salary reduction agreement or deductible from gross income with the exception of Roth IRAs. Salary reduction contributions are subject to limitations imposed by the IRC. Any contributions allowed to be made by the employer other than through salary reduction agreements are generally subject to additional limitations and are not discussed here. Further, contributions and investment earnings credited to the Contract Owner's account are generally not taxable until such amounts are distributed as defined by the IRC. Purchasing a Contract as an investment vehicle for a Qualified Plan does not provide any additional tax advantage to that already available through the Qualified Plan.


     SECTION 403(B) TAX-DEFERRED ANNUITY -- A Section 403(b) tax-deferred (or tax-sheltered) annuity Contract is available for employees of public schools and certain organizations tax-exempt under Section 501(c)(3). Salary reduction contributions are limited to the lesser of $13,000 in 2004 ($14,000 in 2005) or 100% of income. Additional catch-up amounts, $3,000 in 2004 ($4,000 in 2005) may be contributed if the Contract Owner is age 50 or older. An additional special catch-up contribution is available to certain Contract Owners who have 15 years of service with his or her current employer. Both the maximum salary reduction contribution and additional amount if you are age 50 or older continue to increase after 2004. Starting in 2002, contributions to a Section 457(b) Contract do not reduce the limit on the amount of contributions to a Section 403(b) Contract. Employer contributions are allowed with additional limitations under the Qualified Plan rules. Contributions and earnings are not included in the Annuitant's income until distributed. Distributions from Section 403(b) annuities generally cannot be made until the Annuitant attains age 59 1/2. However, exceptions to this rule include severance from employment, death, disability and hardship and, generally, the balance in the Contract as of December 31, 1988. Section 403(b) annuity Contract accumulations may be eligible for a tax-free rollover or transfer to another Section 403(b) annuity Contract or an eligible Qualified Plan. Section 403(b) annuities are subject to the required minimum distributions rules.

     SECTION 408 IRA -- Annual contributions (other than rollover contributions) to an IRA are limited to $3,000 for 2004 (and $4,000 for 2005). Additional catch-up contributions of $500 may be made if the Contract Owner is age 50 or older. Contribution limits to an IRA are reduced if contributions are also made to a Roth IRA. Contributions cannot be made after age 70 1/2 (this limitation does not apply to Roth IRAs). The amount of any annual contribution that will be deductible from gross income is based upon the individual's compensation, coverage under a retirement plan and marital status. For 2004, if the owner of the IRA Contract is covered by another Qualified Plan the deduction phases out when adjusted gross income ("AGI") is between $45,000 and $55,000 for single filers and between $65,000 and $75,000 for married individuals filing jointly. If the owner is not covered by a Qualified Plan but the owner's spouse is, the deduction phases out when AGI is between $150,000 and $160,000. IRA accumulations may be eligible for a tax-free rollover or transfer to another IRA or eligible Qualified Plan. IRAs are subject to required minimum distribution rules.

     SIMPLIFIED EMPLOYEE PENSION (SEP) -- If the contract is used for a SEP IRA plan and the Contract Owner has elected to make IRA contributions, the same limitations regarding maximum contributions and deductibility apply as those described above under IRAs. If the SEP is offered under a salary reduction basis, the limitation for salary reduction contributions is $13,000 for 2004 ($14,000 in 2005). The additional catch-up amount if the individual is age 50 or older also applies, $3,000 for 2004 ($4,000 in 2005). Employer contributions are allowed subject to additional limitations and must be coordinated with other Qualified Plan limitations. SEP IRA plans are subject to certain minimum participation and nondiscrimination requirements. Contributions and earnings are not includable in income until distributed. Rollover and required minimum distribution rules apply the same as for IRAs.

     SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA) -- If the Contract is used for a SIMPLE IRA, the salary reduction limitation is $9,000 for 2004 ($10,000 for 2005). As with IRAs, additional contributions are allowed for individuals age 50 and older, $1,500 for 2004 ($2,000 for 2005). Employer contributions are also required and are coordinated with the elective deferral limitations of other Qualified Plans. Rollover rules are similar to IRAs except that rollovers during the first two years of participation are limited to other SIMPLE IRAs. Required minimum distribution rules apply the same as those for IRAs.

     ROTH IRAS -- Annual contributions to a Roth IRA are limited to $3,000 for 2004 ($4,000 for 2005) for both the individual and the spouse. This amount has additional limitations based upon the Contract Owner's income and marital status. The annual contribution maximum is phased out when AGI is between $95,000 and $110,000 for single taxpayers and those taxpayers filing Head of Household, between $150,000 and $160,000 for married taxpayers filing jointly and between $0 and $10,000 for married taxpayers filing separate. Contributions to an IRA are coordinated with Roth IRA contributions. An additional catch-up contribution is allowed if the individual is age 50 or older of $500 for 2004 (and 2005). Contributions to a Roth IRA are not deductible and if the Contract has been in existence for more than five years, certain qualified distributions are not includable in income (e.g., distributions made to a Contract Owner reaching age 59 1/2 or becoming disabled). IRAs, SEP IRAs and SIMPLE IRAs (after 2 years of participation in a SIMPLE IRA) can generally be rolled over or converted to a Roth IRA if the Contract Owner's AGI is $100,000 or less and the Contract Owner is not married filing a separate return. However, the converted amount is includable in income in the year of conversion. Roth IRAs are not subject to the required minimum distribution rules.

     SECTION 457(B) ELIGIBLE GOVERNMENTAL PLAN -- A Section 457(b) deferred compensation plan is available for employees of eligible state or local governments. Salary reduction amounts are limited to the lesser of $13,000 for 2004 ($14,000 for 2005) or 100% of includable compensation. Additional catch-up amounts may be contributed if the Contract Owner is age 50 or older of $3,000 for 2004 ($4,000 for 2005). A special catch-up contribution is allowed in the last three years of employment before attaining normal retirement age. Starting in 2002, contributions to a Section 457(b) Contract do not reduce the limit on the amount of contributions to a Section 403(b) Contract. Contributions and earnings are not included in the Annuitant's income until distributed. Distributions are not generally allowed until the employee reaches age 70 1/2 except for severance from employment or for an unforeseeable emergency or severe financial hardship. Section 457(b) annuity Contract accumulations can be rolled over or transferred to other Section 457(b) eligible governmental plan contracts or an eligible Qualified Plan. Section 457(b) annuity Contracts are subject to the required minimum distribution rules.

     SECTION 401 -- Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing, 401(k) plans) for their employees. Retirement plans established in accordance with Section 401 may permit the purchase of annuity contracts to provide benefits under the plan. In order for a retirement plan to be considered qualified under Section 401 it must: meet certain minimum standards with respect to participation, coverage and vesting; not discriminate in favor of highly compensated employees; provide contributions or benefits that do not exceed certain limitations; prohibit the use of plan assets for purposes other than the exclusive benefit of the plan participant and their beneficiaries covered by the plan; comply with certain minimum distribution requirements; provide for certain spousal survivor benefits; and comply with numerous other qualification requirements. A retirement plan qualified under Section 401 may be funded with employer contributions, employee contributions or a combination of both. Employee contributions may be made pre-tax (under a salary reduction agreement) or on an after-tax basis.

     ROLLOVERS -- A rollover, direct rollover or trustee-to-trustee transfer is a tax-free transfer of a distribution from a Qualified Plan to an eligible retirement plan. Distributions that are properly rolled over or transferred are not includable in income until they are ultimately paid out of the Contract. A
Section 401 plan can be rolled over or transferred to another Section 401 plan, an IRA, a Section 403(a) annuity, a Section 403(b) tax-deferred annuity or an eligible Section 457 governmental plan. An IRA can be rolled over or transferred to another IRA, a Section 401 plan, a Section 403(a) annuity, a Section 403(b) tax-deferred annuity or an eligible Section 457 governmental plan. A Section 403(b) tax-deferred annuity can be rolled over or transferred to an IRA, a
Section 401 plan, a Section 403(a) annuity, a Section 403(b) tax-deferred annuity or an eligible Section 457 governmental plan. In all cases the eligible
Section 457 plan must separately account for amounts rolled over or transferred from other non-Section 457 plans.

     For a Section 403(b) annuity only amounts eligible for distribution can be rolled over. However, amounts may be transferred between tax-deferred annuities if the requirements of Revenue Ruling 90-24 are met. A SIMPLE IRA can only be rolled over to another SIMPLE IRA during the first two years of participation. Thereafter, a SIMPLE IRA can be rolled over or transferred tax-free to an IRA, a qualified Section 401 plan, a Section 403(b) plan or a Section 457 plan. A Roth IRA can generally only be rolled over to another Roth IRA. If certain requirements are met, it may be possible to recharacterize a Roth IRA contribution as an IRA contribution.


TAXATION OF CONTRACT BENEFITS


     Amounts contributed through salary reduction, employer contributions or deductible amounts in the case of IRAs are not taxed at the time of contribution. Earnings are also not taxed as they accumulate within the annuity Contract. Except for qualified distributions from Roth IRAs or after-tax contributions, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the IRC.

     Loans, if not made within certain terms of the IRC, will be treated as distributions. Loans from Sections 401 and 403(b) plans will not be treated as distributions if the terms require repayment within five years (except loans to acquire a home); the loans have substantially level payments over the term of the loan; the loans do not exceed $50,000 and the loans are evidenced by a legally enforceable agreement. Loans are not allowed for IRAs.

     Qualified distributions from a Roth IRA are not taxable. A qualified distribution is any distribution made at least five years after issuance of the owner's first Roth IRA and made after attainment of age 59 1/2; as the result of death or disability; or as a qualified first-time homebuyer distribution.


TAX PENALTIES

PREMATURE DISTRIBUTION TAX


     A penalty tax will apply to premature distributions from a Qualified Plan. A premature distribution is generally any distribution made before the Contract Owner reaches age 59 1/2. The penalty tax is 10% of the amount of the payment that is includable in income. The penalty tax increases to 25% for distributions from a SIMPLE IRA if made within the first two years of participation. The penalty tax does not apply to conversions of IRAs to Roth IRAs and distributions from
Section 457 plans. Certain payments may be exempt from the penalty tax depending on the type of Qualified Plan such as payments made: 1) after age 59 1/2, 2) as the result of death or disability, 3) that are part of a series of substantially equal periodic payments over the life expectancy of the owner or the joint lives of the owner and beneficiary, 4) after separation from service and attainment of age 55, 5) for medical care, 6) under a qualified domestic relations order
(QDRO) and 7) to correct excess contributions or elective deferrals. If the Contract is an IRA or Roth IRA exception 4) listed above does not apply. In addition, for an IRA or Roth IRA there are additional exceptions, which include payments made: 1) for reimbursement of health insurance while the Contract Owner was unemployed, 2) for qualified education expenses and 3) for a qualified first-time home purchase.


     REQUIRED MINIMUM DISTRIBUTION TAX -- If the amount distributed from a Qualified Plan is less than the required minimum distribution for the year (discussed below), the Contract Owner is generally subject to a non-deductible excise tax of 50% on the difference between the required minimum distribution and the amount actually distributed.

     REQUIRED MINIMUM DISTRIBUTIONS -- The Contract Owner of all Qualified Plans except Roth IRAs is generally required to take certain required minimum distributions during the Contract Owner's life and the beneficiary designated by the Contract Owner is required to take the balance of the Contract value within certain specified periods following the Contract Owner's death.


     The Contract Owner must take the first required distribution by the required beginning date and subsequent required distributions by December 31 of each year thereafter. Payments must be made over the life expectancy of the Contract Owner or the joint life expectancy of the Contract Owner and the beneficiary. The amount of the required minimum distribution depends upon the Contract value and the applicable life expectancy. The required beginning date for IRAs, SEPs and SIMPLE IRAs is no later than April 1 of the calendar year following the calendar year in which the Contract Owner attains age 70 1/2. The required beginning date for Section 403(b) annuities and Section 457 plans is the later of April 1 of the calendar year following the calendar year in which the Contract Owner attains age 70 1/2 or retires.


     Upon the death of the Contract Owner, the beneficiary must take distributions under one of the following two rules.


     1. If the Contract Owner dies on or after the required beginning date and has designated a beneficiary, any remaining balance must be distributed over the longer of the remaining life expectancy of the Contract Owner's designated beneficiary or the remaining life expectancy of the Contract Owner. If there is no designated beneficiary as of the date for determining a designated beneficiary, distributions shall continue over the remaining life expectancy of the Contract Owner.


     2. If the Contract Owner dies before the required beginning date, the balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the Contract Owner's death. If the Contract value is payable to a beneficiary other than a spouse, it may be paid over the life expectancy of that beneficiary, provided distributions begin by December 31 of the calendar year following the year of the Contract Owner's death. If the beneficiary is the spouse, the spouse may defer payments until the end of the calendar year in which the Contract Owner would have reached age 70 1/2 or roll over the Contract to an IRA or any other eligible retirement plan.

     WITHHOLDING -- Mandatory federal income tax is generally required to be withheld at the rate of 20% on distributions from Qualified Plans. Exceptions to this rule include: distributions from IRAs or Roth IRAs; a direct rollover or direct transfer to an eligible retirement plan; periodic payments over the Contract Owner's life expectancy or the joint life expectancy of the Contract Owner and the beneficiary; periodic payments over a ten-year period; required minimum distributions; and hardship distributions.


     For all amounts not subject to the mandatory 20% withholding except Roth IRAs, federal income tax is generally required to be withheld unless the Contract Owner elects not to have federal income tax withheld. For periodic payments (Annuity Payments), the withholding is calculated like wage withholding. For all other payments withholding is at a rate of 10%. HMLIC will notify the Contract Owner at least annually of his or her right to revoke the election not to have federal income tax withheld. State and/or local tax withholding may also apply.


VOTING RIGHTS

     Unless otherwise restricted by the plan under which a Contract is issued, each Contract Owner has the right to instruct HMLIC with respect to voting his or her interest in the shares of the Underlying Funds held by the Separate Account at all shareholder meetings.

     The number of votes that may be cast by a Contract Owner is based on the number of units owned as of the record date of the meeting. Shares for which no instructions are received are voted in the same proportion as the shares for which instructions have been received. Any Underlying Fund shares attributable to investment by HMLIC will be voted in proportion to the vote by Contract Owners who have Separate Account units. Contract Owners receive various materials, such as proxy materials and voting instruction forms, that relate to voting Underlying Fund shares.

OTHER INFORMATION

     LEGAL PROCEEDINGS -- There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. HMLIC is engaged in various kinds of routine litigation that, in HMLIC's judgment, are not material to its financial condition. None of this litigation relates to the Separate Account.


     REGISTRATION STATEMENT -- A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contract. This prospectus does not contain all information set forth in the registration statement, its amendments and exhibits. Statements contained in this prospectus as to the content of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to these instruments as filed.

     COMMUNICATIONS TO CONTRACT OWNERS -- To ensure receipt of communications, Contract Owners must notify HMLIC of address changes. Notice of a change in address may be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 527-2307 or by calling (217) 789-2500 or (800) 999-1030 (toll-free).


     HMLIC will attempt to locate Contract Owners for whom no current address is on file. In the event HMLIC is unable to locate a Contract Owner, HMLIC may be forced to surrender the value of the Contract to the Contract Owner's last known state of residence in accordance with the state's abandoned property laws.


     CONTRACT OWNER INQUIRIES -- A toll-free number, (800) 999-1030, is available to telephone HMLIC's Annuity Customer Service Department. Written questions should be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708-4657.

     FORMS AVAILABILITY -- Specific forms are available from HMLIC to aid the Contract Owner in effecting many transactions allowed under the Contract. These forms may be obtained by calling the Annuity Customer Service Department toll-free at (800) 999-1030.

     NASD REGULATION'S PUBLIC DISCLOSURE PROGRAM -- Information about HM Investors and your agent is available from the NASD at www.nasdr.com or by calling (800) 289-9999 (toll-free).

ADDITIONAL INFORMATION

     A copy of the Statement of Additional Information providing more detailed information about the Separate Account is available, without charge, upon request. The Table of Contents of this Statement of Additional Information follows:

TOPIC                                          PAGE
-----                                          ----
General Information and History                  2
Underwriter                                      2
Financial Statements                             2


     To receive, without charge, a copy of the Statement of Additional Information for the Separate Account, please complete the following request form and mail it to the address indicated below, send it by telefacsimile (FAX) transmission to (217) 535-7123 or telephone (217) 789-2500 or (800) 999-1030
(toll-free).


     HORACE MANN LIFE INSURANCE COMPANY
     P.O. BOX 4657
     SPRINGFIELD, ILLINOIS 62708-4657

Please provide free of charge the following information:


  __ Statement of Additional Information dated May 1, 2004 for the Separate Account


Please mail the above document to:

--------------------------------------------------
(Name)
--------------------------------------------------
(Address)
--------------------------------------------------
(City/State/Zip)

PROSPECTUS

NON-QUALIFIED VARIABLE DEFERRED ANNUITY CONTRACT
VARIABLE SOLUTIONS

HORACE MANN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT


MAY 1, 2004

NON-QUALIFIED VARIABLE DEFERRED ANNUITY CONTRACT ISSUED BY HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT

FLEXIBLE PREMIUM CONTRACT FOR INDIVIDUALS


     This prospectus offers a Variable, non-qualified annuity Contract to individuals. The Contract is issued by Horace Mann Life Insurance Company ("HMLIC") as a flexible premium Contract. Amounts transferred to the HMLIC Separate Account as directed by a Contract Owner are invested in one or more of the Subaccounts (sometimes referred to as Variable investment options). Each Subaccount purchases shares in a corresponding Underlying Fund. The Underlying Funds are:

Large Company Stock Funds
     Large Blend
         JPMorgan U.S. Large Cap Core Equity Portfolio
         Fidelity VIP Growth & Income Portfolio SC 2
         Fidelity VIP Index 500 Portfolio SC 2
     Large Growth

         Fidelity VIP Growth Portfolio SC 2
         AllianceBernstein Premier  Growth Portfolio

     Large Value
         Horace Mann Equity Fund
         Horace Mann Socially Responsible Fund
         Davis Value Portfolio
Mid-Size Company Stock Funds
     Mid Blend

         Dreyfus Investment Portfolio: Mid Cap Stock
           Fund - Service Shares (available 06/01/04)
         Fidelity VIP Mid Cap Portfolio SC 2

     Mid Growth

Delaware VIP Growth Opportunities Series (available 06/01/04)
         Lord Abbett Insurance Series Growth/Opportunities
           (available 06/01/04)

         Putnam VT Vista Fund (IB Shares)
         Strong Mid Cap Growth Fund II
     Mid Value
         Strong Opportunity Fund II
Small Company Stock Funds

     Small Blend
         Goldman Sachs VIT Core Small Cap Equity Fund
           (available 06/01/04)
     Small Growth
         Horace Mann Small Cap Growth Fund
         Credit Suisse Small Cap Growth Portfolio
         Delaware VIP Trend Series  (available 06/01/04)
     Small Value
         Royce Capital Fund Small-Cap Portfolio
           (available 06/01/04)


International Stock Funds
         Horace Mann International Equity Fund
         Fidelity VIP Overseas Portfolio SC 2
Balanced Fund
         Horace Mann Balanced Fund
Bond Funds
         Horace Mann Income Fund
         Horace Mann Short-Term Investment Fund
         Fidelity VIP High Income Portfolio SC 2
         Fidelity VIP Investment Grade Bond Portfolio SC 2


     This prospectus sets forth the information an investor should know before investing and should be kept for future reference. Additional information about the HMLIC Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 2004. The Statement of Additional Information is incorporated by reference and is available upon request, without charge. You may obtain the Statement of Additional Information by writing to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 527-2307 or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free). The table of contents of the Statement of Additional Information appears on page 39 of this prospectus.

     The Securities and Exchange Commission maintains a website
(http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information that the HMLIC Separate Account files electronically with the Securities and Exchange Commission.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE ANNUITIES OFFERED BY HMLIC ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THEY ARE NOT DEPOSITS OF, OBLIGATIONS OF OR GUARANTEED BY
     ANY BANK. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
                           PRINCIPAL AMOUNT INVESTED.


                   The date of this prospectus is May 1, 2004.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE
                                                                           ----

DEFINITIONS                                                                  5
SUMMARY                                                                      7
TABLE OF ANNUAL OPERATING EXPENSES                                          10
CONDENSED FINANCIAL INFORMATION                                             12
HORACE MANN LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT AND THE
  UNDERLYING FUNDS                                                          19
     Horace Mann Life Insurance Company                                     19
     The Separate Account                                                   19
     The Underlying Funds                                                   19
THE CONTRACT                                                                26
     Contract Owners' Rights                                                26
     Purchasing the Contract                                                26
     Premium Payments                                                       27
         Amount and Frequency of Premium Payments                           27
         Allocation of Premium Payments                                     27
         Accumulation Units and Accumulation Unit Value                     27
     Transactions                                                           28
         Transfers                                                          28
         Dollar Cost Averaging                                              28
         Rebalancing                                                        29
         Changes to Premium Payment Allocations                             29
         Market Timing                                                      28
         Surrender or Withdrawal Before Commencement of Annuity Period      30
         Deferment                                                          31
         Confirmations                                                      31
     Deductions and Expenses                                                31
         Annual Maintenance Fee                                             31
         Mortality and Expense Risk Fee                                     32
         Withdrawal Charges                                                 32
         Operating Expenses of the Underlying Funds                         32
         Premium Taxes                                                      32
     Death Benefit Proceeds                                                 32
     Annuity Payments                                                       33
     Annuity Payment Options                                                33
     Amount of Fixed and Variable Annuity Payments                          34
     Misstatement of Age or Sex                                             35
     Modification of the Contract                                           35
TAX CONSEQUENCES                                                            35
     Separate Account                                                       36
     Contract Owners                                                        36
         Contributions                                                      36
         Distributions Under Non-Qualified Contracts                        36
         Contracts Owned by Non-Natural Persons                             36
         Exchanges                                                          37
         Distribution at Death Rules                                        37
         Penalty Tax                                                        37
         Withholding                                                        37
         Other Considerations                                               37
VOTING RIGHTS                                                               37
OTHER INFORMATION                                                           38
ADDITIONAL INFORMATION                                                      39


     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE CONTRACT OFFERED BY THIS PROSPECTUS IN ANY STATE TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH STATE.

DEFINITIONS
--------------------------------------------------------------------------------


     ACCUMULATION UNIT: A unit of measurement used to determine the value of a Contract Owner's interest in a Subaccount before Annuity Payments begin.


     ACCUMULATION UNIT VALUE: The value of an Accumulation Unit on any Valuation Date.

     ANNUITANT: The natural person whose life determines the Annuity Payments made under this contract.

     ANNUITY DATE: The date Annuity Payments begin. The individual Contract offered by this prospectus describes the criteria for determining Annuity Dates.


     ANNUITY PAYMENTS: A series of payments that may be for life; for life with a guaranteed number of payments; for the joint lifetimes of the Annuitant and another person, and thereafter, during the lifetime of the survivor; or for some fixed period. A fixed annuity provides a series of payments that will be equal in amount throughout the annuity period. A fixed annuity does not participate in the investment experience of any Subaccount. A Variable annuity provides a series of payments that vary in amount.


     ANNUITY PERIOD: The period during which Annuity Payments are made to the Annuitant or the last surviving joint Annuitant, if any.


     ANNUITY UNIT: A unit of measurement used in determining the amount of a Variable Annuity Payment during the Annuity Period.


     ANNUITY UNIT VALUE:  The value of an Annuity Unit on any Valuation Date.


     CONTRACT: The individual flexible premium deferred Variable annuity Contract this prospectus offers.


     CONTRACT OWNER:  The individual or entity to whom the Contract is issued.

     CONTRACT YEAR: A year measured from the date a Contract was issued to an individual Contract Owner and each anniversary of this date.

     FIXED CASH VALUE: The dollar value of the fixed account under the Contract prior to the time Annuity Payments begin.

     MUTUAL FUND(S): Open-end management investment companies. These companies are generally registered under the Investment Company Act of 1940.

     NET PREMIUM: The balance of each premium payment received by HMLIC after deducting any applicable premium taxes.


     SEPARATE ACCOUNT: The Horace Mann Life Insurance Company Separate Account, a segregated Variable investment account consisting of Subaccounts each of which invests in a corresponding Underlying Fund. The Separate Account was established by HMLIC under Illinois law and is registered as a unit investment trust under the Investment Company Act of 1940.


     SUBACCOUNT: A division of the Separate Account which invests in shares of the corresponding Underlying Fund.

     TOTAL ACCUMULATION VALUE: The sum of the Fixed Cash Value and the Variable Cash Value prior to the time Annuity Payments begin.

     UNDERLYING FUNDS: All Mutual Funds listed in this document that are available for investment by the Separate Account.

     VALUATION DATE: Any day on which the New York Stock Exchange ("NYSE") is open for trading. The Valuation Date ends at 3:00 p.m. Central time or the close of the NYSE if earlier.

     VALUATION PERIOD: The period from the end of a Valuation Date to the end of the next Valuation Date, excluding the day the period begins and including the day it ends.


     VARIABLE: The values vary based on the investment performance of the Subaccount(s) selected.


     VARIABLE CASH VALUE: The dollar value of the Separate Account investment options under the Contract prior to the time Annuity Payments begin.


     WITHDRAWAL CHARGE: Also called a "contingent deferred sales charge." An amount kept by HMLIC if a withdrawal is made, if the Contract is surrendered or upon certain annuitizations. The charge is intended to compensate HMLIC for the cost of selling the Contract.

SUMMARY
--------------------------------------------------------------------------------


     This summary is intended to provide a brief overview of the more significant aspects of the Contract. Further information can be found in this prospectus, in the Separate Account Statement of Additional Information and in the Contract. This prospectus is intended to serve as a disclosure document for the Variable portion of the Contract only. For information regarding the fixed portion, refer to the Contract.

     Detailed information about the Underlying Funds is contained in each Underlying Fund's prospectus and in each Underlying Fund's Statement of Additional Information.


     The expenses for the Underlying Funds, including advisory and management fees, are found in each Underlying Fund's prospectus.

WHAT IS THE "SEPARATE ACCOUNT?"


     The Separate Account segregates assets dedicated to the variable portion of the Contract offered herein. The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. The Separate Account consists of Subaccounts, each investing in shares of a corresponding Underlying Fund.

WHO MAY PURCHASE THE CONTRACT OFFERED BY THIS PROSPECTUS?

     Individuals may purchase the Variable flexible premium annuity. The Contract offered by this prospectus is designed to provide non-qualified retirement annuities.


     The Contract is offered and sold by HMLIC through its licensed life insurance sales personnel. These insurance sales personnel are registered representatives of Horace Mann Investors, Inc. ("HM Investors"). In addition, the Contract may be offered and sold through independent agents and other broker/dealers. HM Investors is a broker/dealer registered under the Securities and Exchange Act of 1934. HMLIC has entered into a distribution agreement with HM Investors. HM Investors is a member of the National Association of Securities Dealers, Inc. ("NASD").

WHAT ARE MY INVESTMENT CHOICES?


     You may have money allocated to or invested in up to 21 Subaccounts and/or the fixed account at any one time.


     (a) SEPARATE ACCOUNT


     Includes Subaccounts each of which invests in one of the following Underlying Funds:


LARGE COMPANY STOCK FUNDS
     Large Blend
         JPMorgan U.S. Large Cap Core Equity Portfolio
         Fidelity VIP Growth & Income Portfolio SC 2
         Fidelity VIP Index 500 Portfolio SC 2

     Large Growth

         Fidelity VIP Growth Portfolio SC 2
         AllianceBernstein Premier  Growth Portfolio


     Large Value
         Horace Mann Equity Fund
         Horace Mann Socially Responsible Fund
         Davis Value Portfolio

MID-SIZE COMPANY STOCK FUNDS
     Mid Blend

         Dreyfus Investment Portfolio: Mid Cap Stock
           Fund - Service Shares (available 06/01/04)
         Fidelity VIP Mid Cap Portfolio SC 2


     Mid Growth

         Delaware VIP Growth Opportunities Series (available 06/01/04)
         Lord Abbett Insurance Series Growth/Opportunities (available 06/01/04) Putnam VT Vista Fund (IB Shares)
         Strong Mid Cap Growth Fund II(1)


     Mid Value

         Strong Opportunity Fund II(1)


SMALL COMPANY STOCK FUNDS

     Small Blend
         Goldman Sachs VIT Core Small Cap Equity Fund (available 06/01/04) Small Growth
         Horace Mann Small Cap Growth Fund
         Credit Suisse Small Cap Growth Portfolio(1)
         Delaware VIP Trend Series (available 06/01/04)
     Small Value
         Royce Capital Fund Small-Cap Portfolio (available 06/01/04)


INTERNATIONAL STOCK FUNDS
         Horace Mann International Equity Fund
         Fidelity VIP Overseas Portfolio SC 2

BALANCED FUND
         Horace Mann Balanced Fund

BOND FUNDS
         Horace Mann Income Fund
         Horace Mann Short-Term Investment Fund
         Fidelity VIP High Income Portfolio SC 2
         Fidelity VIP Investment Grade Bond Portfolio SC 2


(1) On and after June 1, 2004, new Contracts may not have allocations to these Subaccounts, and existing Contracts may not begin or increase allocations to these

     Subaccounts or start any new transfers of money to these Subaccounts.


     (b) FIXED ACCOUNT (SEE THE CONTRACT)

WHEN CAN I TRANSFER BETWEEN ACCOUNTS?


     At any time before the Contract's Annuity Date, amounts may be transferred from one Subaccount to another, and to and from the fixed account of the Contract. For complete details see "The Contract -- Transactions -- Transfers."

MAY I WITHDRAW ALL OR PART OF THE CONTRACT VALUE BEFORE THE ANNUITY DATE?

     Unless restricted by the Internal Revenue Code of 1986, as amended ("IRC"), a Contract Owner may at any time before the Annuity Date surrender his or her Contract in whole or withdraw in part for cash. Each surrender or partial withdrawal from the Variable Cash Value is processed on the basis of the value of an Accumulation Unit of the Subaccount(s) from which the value is being surrendered or withdrawn. Surrenders and withdrawals may be subject to Withdrawal Charges as described in "Deductions and Expenses -- Withdrawal Charges." For information specific to a withdrawal of the Fixed Cash Value, see your Contract.


WHAT ARE THE CHARGES OR DEDUCTIONS?

     The Contract may be subject to deductions for applicable state or local government premium taxes. Premium taxes presently range from 0% to 3.5%.

     A mortality and expense risk fee (M&E Fee), is deducted from the Separate Account. This fee is computed on a daily basis and will not exceed an annual rate of 1.25% of the daily net assets of the Separate Account.

     A fixed annual maintenance fee that may not exceed $25 is assessed against the Contract on each anniversary, unless the Contract value equals or exceeds $10,000, in which case such charge is waived.

     No deduction for sales expense is charged on

premium payments, but a decreasing Withdrawal Charge is assessed against surrenders, withdrawals and certain annuitizations. The charge is deducted from the Contract Owner's value in the Subaccount(s) from which the withdrawal is made. See "The Contract -- Transactions -- Surrender or Withdrawal Before Commencement of Annuity Period."


WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THIS CONTRACT?

     The IRC provides penalties for premature distributions under various retirement plans. See "Tax Consequences." This Contract may not be suitable for short-term investment. See "The Contract -- Transactions -- Surrender or Withdrawal Before Commencement of Annuity Period."

IF I RECEIVE MY CONTRACT AND AM DISSATISFIED, MAY I RETURN IT?

     Subject to various state insurance laws, the Contract Owner may return the Contract to HMLIC within 30 days of receipt of the Contract. HMLIC will refund the greater of the premium contributions or the market value of the assets purchased by payments paid to the Separate Account as of the date the request was received less any taxes, if applicable.

WHEN CAN I BEGIN RECEIVING ANNUITY PAYMENTS, AND WHAT OPTIONS ARE AVAILABLE?

     Payments will begin on the Annuity Date set by the terms of your Contract. Variable Annuity Payments are made in monthly installments. Various Annuity Payment options are available under the Contract.


     Annuity Payments may be fixed or Variable or a combination of fixed and Variable payments. The following options are available for receiving Annuity
Payments:


     Life Annuity with payments guaranteed for periods of 0, 10, 15 or 20 years, Joint and Survivor Annuity and Payments for a Specified Period.

TABLE OF ANNUAL OPERATING EXPENSES
--------------------------------------------------------------------------------

     The following tables describe the maximum fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract or transfer cash value between investment options. State premium taxes may also be deducted.

HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT
CONTRACT OWNER TRANSACTION EXPENSES:(1)

Surrender Fees (as a percentage of                   9%
  amount surrendered, if applicable)

(1) Premium taxes, currently ranging between 0% and 3.5%, are not included. The rate of the premium tax varies depending upon the state of residence, and not all states impose premium taxes. Taxes are deducted at the time of purchase.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.



Annual Contract Fee(1)                          $  25
Separate Account Annual Expenses

  (as a percentage of average account
value)
     Mortality and Expense Risk Fees              1.25%
     Account Fees and Expenses                       0%
Total Separate Account Annual Expenses            1.25%


(1) The annual contract fee is waived if the Contract value equals or exceeds $10,000.


     The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund.


TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES        MINIMUM          MAXIMUM
-----------------------------------------------        -------          -------
 (expenses that are deducted from Underlying Fund
 assets, including management fees, distribution
 and/or service (12b-1) fees and other expenses)         0.60%           1.79%


EXAMPLE


     This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other Variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses.
     The Example assumes that you invest $10,000 in the Contract for the time periods indicated.(1) The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Underlying Funds as of December 31, 2003. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


     If you surrender or annuitize your Contract at the end of the applicable time period:


          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ------          -------          -------          --------
          $1,222          $1,674           $2,135            $3,329


     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:


          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ------          -------          -------          --------
           $305            $932            $1,584            $3,329

(1) Because the Example assumes a $10,000 investment, the Example does not include the annual contract fee of $25 which is waived if the Contract value equals or exceeds $10,000.

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


     The following information is taken from the Separate Account financial statements. The financial statements and reports are contained in the Annual Report for the Separate Account and are incorporated herein by reference and may be obtained by calling or writing HMLIC. The Horace Mann Equity Fund commenced operations on May 21, 1957. The Horace Mann Balanced Fund, Income Fund and Short-Term Invesmtent Fund each commenced operations on January 1, 1983. The Horace Mann Small Cap Growth Fund, Horace Mann International Equity Fund and Horace Mann Socially Responsible Fund each commenced operations on March 10, 1997. The Delaware VIP Growth Opportunities Series, Lord Abbett Insurance Series Growth/Opportunities, Delaware VIP Trend Series, Goldman Sachs VIT Core Small Cap Equity Fund, Royce Capital Fund Small-Cap Portfolio and Dreyfus Investment
Portfolio: Mid Cap Stock Fund - Service Shares are not included below because they were not added to the Separate Account until June 1, 2004. All other Underlying Funds not specified above were added to the Separate Account on August 9, 2000.

                                                                                                   # ACCUMULATION
                                                                       ACCUMULATION    ACCUMULATION     UNITS
                                                                        UNIT VALUE      UNIT VALUE   OUTSTANDING
                                                            YEAR       BEGINNING OF       END OF        END OF
SUBACCOUNT                                                 ENDED          PERIOD          PERIOD        PERIOD
----------                                                 -----          ------          ------        ------
JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO             12/31/03      $    9.65      $    12.22        915,270

                                                          12/31/02          12.97            9.65        690,067
                                                          12/31/01          14.90           12.97        431,258
                                                          12/31/00          17.33*          14.90        123,796


FIDELITY VIP GROWTH & INCOME PORTFOLIO SC 2               12/31/03      $   11.23      $    13.69        535,029
                                                          12/31/02          13.67           11.23        357,213
                                                          12/31/01          15.20           13.67        230,640
                                                          12/31/00          16.03*          15.20         53,980

FIDELITY VIP INDEX 500 PORTFOLIO SC 2                     12/31/03      $   98.66      $   124.84        211,435
                                                          12/31/02         128.86           98.66        151,544
                                                          12/31/01         148.95          128.86         93,943
                                                          12/31/00         171.04*         148.95         32,999

FIDELITY VIP GROWTH PORTFOLIO SC 2                        12/31/03      $   24.28      $    31.79        771,644
                                                          12/31/02          35.28           24.28        595,943
                                                          12/31/01          43.48           35.28        404,152
                                                          12/31/00          53.82*          43.48        161,937

ALLIANCEBERNSTEIN PREMIER  GROWTH PORTFOLIO               12/31/03      $   17.71      $    21.59        676,885
                                                          12/31/02          25.94           17.71        522,390
                                                          12/31/01          31.81           25.94        357,364
                                                          12/31/00          41.57*          31.81        130,232

HORACE MANN EQUITY FUND                                   12/31/03      $   15.68      $    19.76     15,075,890
                                                          12/31/02          19.70           15.68     15,849,770
                                                          12/31/01          20.82           19.70     17,361,722
                                                          12/31/00          22.10           20.82     18,713,068
                                                          12/31/99          22.97           22.10     23,693,305
                                                          12/31/98          21.62           22.97     24,141,182
                                                          12/31/97          17.74           21.62     21,736,131
                                                          12/31/96          14.33           17.74     18,086,814
                                                          12/31/95          10.88           14.33     14,363,155
                                                          12/31/94          11.03           10.88     12,072,982


HORACE MANN SOCIALLY RESPONSIBLE FUND                     12/31/03      $   11.70      $    14.85      4,740,058
                                                          12/31/02          13.70           11.70      4,803,270
                                                          12/31/01          14.96           13.70      4,970,814
                                                          12/31/00          13.92           14.96      4,767,452
                                                          12/31/99          13.00           13.92      3,893,389
                                                          12/31/98          12.00           13.00      2,430,089
                                                          12/31/97           9.85           12.00        698,226

                                                                                                   # ACCUMULATION
                                                                       ACCUMULATION    ACCUMULATION     UNITS
                                                                        UNIT VALUE      UNIT VALUE   OUTSTANDING
                                                            YEAR       BEGINNING OF       END OF        END OF
SUBACCOUNT                                                 ENDED          PERIOD          PERIOD        PERIOD
----------                                                 -----          ------          ------        ------
DAVIS VALUE PORTFOLIO                                     12/31/03      $    8.11      $    10.40        486,125
                                                          12/31/02           9.80            8.11        384,920
                                                          12/31/01          11.08            9.80        333,527
                                                          12/31/00          11.58*          11.08        134,363

FIDELITY VIP MID CAP PORTFOLIO SC 2                       12/31/03      $   17.16      $    23.43        798,274
                                                          12/31/02          19.31           17.16        674,016
                                                          12/31/01          20.25           19.31        551,984
                                                          12/31/00          20.11*          20.25        231,555

PUTNAM VT VISTA FUND (IB SHARES)                          12/31/03      $    8.79      $    11.56        431,300
                                                          12/31/02          12.82            8.79        375,227
                                                          12/31/01          19.52           12.82        326,406
                                                          12/31/00          25.13*          19.52        146,933

STRONG MID CAP GROWTH FUND II                             12/31/03      $   10.86      $    14.40        443,966
                                                          12/31/02          17.61           10.86        371,269
                                                          12/31/01          25.76           17.61        279,260
                                                          12/31/00          35.99*          25.76        131,868

STRONG OPPORTUNITY FUND II                                12/31/03      $   18.96      $    25.67        298,172
                                                          12/31/02          26.24           18.96        254,365
                                                          12/31/01          27.60           26.24        169,801
                                                          12/31/00          28.55*          27.60         47,165

HORACE MANN SMALL CAP GROWTH FUND                         12/31/03      $    7.33      $    11.52      4,507,783
                                                          12/31/02          12.16            7.33      4,361,425
                                                          12/31/01          17.54           12.16      4,399,005
                                                          12/31/00          19.92           17.54      4,284,826
                                                          12/31/99          11.61           19.92      2,619,220
                                                          12/31/98          11.10           11.61      2,103,641
                                                          12/31/97           9.59           11.10      1,284,537

CREDIT SUISSE SMALL CAP GROWTH PORTFOLIO                  12/31/03      $   11.61      $    17.03        236,965
                                                          12/31/02          17.73           11.61        207,449
                                                          12/31/01          21.37           17.73        165,082
                                                          12/31/00          27.32*          21.37         76,760

HORACE MANN INTERNATIONAL EQUITY FUND                     12/31/03      $    8.16      $    10.68      3,072,915
                                                          12/31/02          10.47            8.16      2,970,500
                                                          12/31/01          14.39           10.47      2,935,800
                                                          12/31/00          17.67           14.39      2,650,938
                                                          12/31/99          11.72           17.67      1,187,606
                                                          12/31/98           9.98           11.72        696,337
                                                          12/31/97           9.74            9.98        464,676

FIDELITY VIP OVERSEAS PORTFOLIO SC 2                      12/31/03      $   12.18      $    17.21        430,503
                                                          12/31/02          15.50           12.18        308,350
                                                          12/31/01          19.91           15.50        209,742
                                                          12/31/00          23.13*          19.91         70,810

HORACE MANN BALANCED FUND                                 12/31/03      $   15.74      $    18.59     14,094,671
                                                          12/31/02          17.39           15.74     14,804,752
                                                          12/31/01          17.36           17.39     16,254,478
                                                          12/31/00          17.41           17.36     17,553,416

                                                                                                   # ACCUMULATION
                                                                       ACCUMULATION    ACCUMULATION     UNITS
                                                                        UNIT VALUE      UNIT VALUE   OUTSTANDING
                                                            YEAR       BEGINNING OF       END OF        END OF
SUBACCOUNT                                                 ENDED          PERIOD          PERIOD        PERIOD
----------                                                 -----          ------          ------        ------
                                                          12/31/99          17.83           17.41     22,621,955
                                                          12/31/98          16.78           17.83     23,286,358
                                                          12/31/97          14.28           16.78     22,095,620
                                                          12/31/96          12.22           14.28     20,098,949
                                                          12/31/95           9.75           12.22     17,804,536
                                                          12/31/94           9.97            9.75     15,666,817



HORACE MANN INCOME FUND                                   12/31/03      $   15.39      $    16.30      1,210,705
                                                          12/31/02          14.29           15.39      1,187,910
                                                          12/31/01          13.27           14.29        936,292
                                                          12/31/00          12.34           13.27        827,539
                                                          12/31/99          12.70           12.34      1,034,296
                                                          12/31/98          11.90           12.70      1,060,399
                                                          12/31/97          11.02           11.90        784,296
                                                          12/31/96          10.78           11.02        942,068
                                                          12/31/95           9.49           10.78        938,069
                                                          12/31/94           9.85            9.49        945,569


HORACE MANN SHORT-TERM INVESTMENT FUND                    12/31/03      $   10.88      $    10.86        427,380
                                                          12/31/02          10.83           10.88        367,360
                                                          12/31/01          10.42           10.83        237,129
                                                          12/31/00           9.97           10.42        205,055
                                                          12/31/99           9.64            9.97        132,903
                                                          12/31/98           9.30            9.64        120,651
                                                          12/31/97           8.97            9.30        122,530
                                                          12/31/96           8.65            8.97        125,251
                                                          12/31/95           8.34            8.65        110,931
                                                          12/31/94           8.13            8.34        125,199


FIDELITY VIP HIGH INCOME PORTFOLIO SC 2                   12/31/03      $    7.23      $     9.06        177,129
                                                          12/31/02           7.09            7.23         90,168
                                                          12/31/01           8.15            7.09         57,319
                                                          12/31/00           9.77*           8.15         32,064

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO SC 2         12/31/03      $   14.56      $    15.10        921,950
                                                          12/31/02          13.39           14.56        677,140
                                                          12/31/01          12.54           13.39        283,612
                                                          12/31/00          11.98*          12.54         24,851

* Inception price on date Underlying Fund was added to the Separate Account, as shown on page 27.


     Financial statements of the Separate Account and of HMLIC are available with the Statement of Additional Information. A copy of the Statement of Additional Information and of the financial statements may be obtained without charge by mailing a written request to HMLIC, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission request to
(217) 527-2307 or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free).

HORACE MANN LIFE INSURANCE COMPANY,
THE SEPARATE ACCOUNT AND
THE UNDERLYING FUNDS

HORACE MANN LIFE INSURANCE COMPANY


     HMLIC, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001 ("HMLIC's Home Office"), is an Illinois stock life insurance company organized in 1949. HMLIC is licensed to do business in 48 states and in the District of Columbia. HMLIC writes individual and group life insurance and annuity contracts on a nonparticipating basis.


     HMLIC is an indirect wholly-owned subsidiary of Horace Mann Educators Corporation ("HMEC"), a publicly-held insurance holding company traded on the NYSE.

THE SEPARATE ACCOUNT


     On October 9, 1965, HMLIC established the Separate Account under Illinois law. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account and each Subaccount are administered and accounted for as a part of the business of HMLIC. However, the income, gains and losses, whether or not realized, of each Subaccount are credited to or charged against the amounts allocated to that Subaccount in accordance with the terms of the Contract without regard to other income, gains or losses of the remaining Subaccounts or of HMLIC. The assets of the Separate Account may not be charged with liabilities arising out of any other business of HMLIC. All obligations arising under the Contract, including the promise to make Annuity Payments, are general corporate obligations of HMLIC. Accordingly, all of HMLIC's assets are available to meet its obligations and expenses under the Contract. While HMLIC is obligated to make payments under the Contract, the amounts of Variable Annuity Payments are not guaranteed.

     The Separate Account is divided into Subaccounts. HMLIC uses the assets of each Subaccount to buy shares of the Underlying Funds based on Contract Owner instructions.


THE UNDERLYING FUNDS


     The Underlying Funds are listed below along with their primary investment objectives and a description of the adviser to each Underlying Fund. Detailed information on the Underlying Funds can be found in the current prospectus for each Underlying Fund. Prospectuses for the Underlying Funds should be read carefully in conjunction with this prospectus before investing. A copy of each prospectus may be obtained without charge from HMLIC by calling (800) 999-1030 (toll-free), sending a telefacsimile (FAX) transmission to (217) 527-2307 or writing to HMLIC, P.O. Box 4657, Springfield, IL 62708-4657. You may also access the prospectus on HMLIC's website at www.horacemann.com in the "Retirement Planning" link.


HORACE MANN MUTUAL FUNDS

     The Horace Mann Mutual Funds ("Trust") is an open-end, diversified, management investment company registered under the Investment Company Act of 1940. The Trust is made up of a series of portfolios ("Horace Mann Funds"). The Trust issues shares of beneficial interest that are continually offered for sale. The Horace Mann Funds, advised by Wilshire Associates Incorporated ("Wilshire"), invest in securities of different issuers and industry classifications in an attempt to spread and reduce the risks inherent in all investing. Wilshire has entered into an agreement with investment subadviser(s) for each of the Horace Mann Funds whereby the subadviser(s) manage the investment and reinvestment of the assets of a fund.

     The primary investment objective of the Horace Mann Equity Fund is long-term capital growth; conservation of principal and production of income are secondary objectives. The Equity Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies. Wellington Management Company, LLP ("Wellington Management"), Alliance Capital Management LP ("Alliance") and Mellon Equity Associates, LLP ("Mellon Equity") serve as the investment subadvisers to the Equity Fund. This fund was referred to as the Growth Fund prior to September 1, 2000.

     The primary investment objective of the Horace Mann Balanced Fund is to realize high long-term total rate of return consistent with prudent investment risks. The Balanced Fund's assets are invested in a mix of common stocks, debt securities and money market instruments through investments in the Equity Fund and Income Fund.


     The primary investment objective of the Horace Mann Income Fund is to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle. The Income Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The fixed income securities in which the Income Fund invests are primarily U.S. investment grade fixed income securities. Western Asset Management Company ("Western Asset"), Western Asset Management Limited ("WAML") and BlackRock Financial Management, Inc ("BlackRock") serve as the investment subadvisers to the Income Fund.


     The primary investment objective of the Horace Mann Short-Term Investment Fund ("Short-Term Fund") is to realize maximum current income to the extent consistent with liquidity. Preservation of principal is a secondary objective. The Short-Term Fund attempts to realize its objectives through investments in short-term debt instruments; it is not a money market fund and does not maintain a stable net asset value per share. Western Asset serves as the investment subadviser to the Short-Term Fund.

     The investment objective of the Horace Mann Small Cap Growth Fund is long-term capital appreciation. The Small Cap Growth Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. The Small Cap Growth Fund ordinarily invests in small cap equity securities (less than $2.5 billion at the time of investment) which a subadviser believes have earnings growth potential. The Small Cap Growth Fund invests primarily in small cap stocks, which a subadviser considers to have favorable and above-average earnings growth prospects. Accordingly, their stock prices may rise faster, but can also decline more in unfavorable business climates. As a result of these "higher highs" and "lower lows," they are more volatile. BlackRock, Lee Munder Investments Ltd. ("LMIL") and Mazama Capital Management ("Mazama") serve as investment subadvisers to the Small Cap Growth Fund.

     The primary investment objective of the Horace Mann International Equity Fund is long-term capital growth primarily through diversified holding of marketable foreign equity investments. The International Equity Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests primarily in equity securities of established companies, listed on foreign exchanges, which the subadviser believes have favorable characteristics. It may also invest in fixed income securities of foreign governments and companies. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of currency fluctuations, more volatile markets, less securities regulation and political instability. Oechsle International Advisors ("Oechsle") serves as the investment subadviser to the International Equity Fund.


     The investment objective of the Horace Mann Socially Responsible Fund is long-term growth of capital, current income and growth of income. The Socially Responsible Fund invests in a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks and debt securities convertible into common stocks) of seasoned U.S. traded companies. Investments in equity securities are limited to issuers which in the subadviser's judgment meet the following criteria:

     1.  Do not produce tobacco products;

     2.  Do not produce alcoholic beverages;

     3.  Do not own and/or operate casinos or manufacture gaming devices;

     4.  Do not produce pornographic materials;

     5. Do not produce nuclear weapons or guidance and/or delivery systems, specifically for nuclear weapons;

     6. By popular standards, maintain non-discriminatory employment practices throughout a company's facilities; and

     7. By popular standards, maintain environmental policies, practices and procedures which are currently acceptable, or which are exhibiting improvement.

     Because this fund invests in companies with socially responsible business practices, it has limitations that may have an adverse impact on performance. Alliance serves as the investment subadviser to the Socially Responsible Fund.

ALLIANCE


     The AllianceBernstein Premier Growth Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The AllianceBernstein Premier Growth Portfolio is a series of the AllianceBernstein Variable Products Series Fund and is advised by Alliance Capital Management.


CREDIT SUISSE


     The investment objective of the Credit Suisse Small Cap Growth Portfolio is to seek capital growth. To pursue this goal, it invests primarily in equity securities of small U.S. growth companies. Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies. The Portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2003, the market capitalization of the companies in the Russell 2000 Index ranged from $42 million to $2.02 billion. Some companies may outgrow the definition of a small company after the Portfolio has purchased their securities but will continue to be considered small for purposes of the Portfolio's minimum 80% allocation to small-company equities. The Credit Suisse Trust Small Cap Growth Portfolio is a series of Credit Suisse Trust and is advised by Credit Suisse Asset Management, LLC.


DAVIS


     The Davis Value Portfolio's investment objective is to seek long-term growth of capital. Under normal circumstances the Portfolio invests the majority of its assets in equity securities of companies with market capitalizations of at least $10 billion that the adviser believes to be of high quality and whose shares are selling at attractive prices. The Fund's adviser selects stocks with the intention of holding them for the long term. The Davis Value Portfolio is a series of the Davis Variable Account Fund and is advised by Davis Selected Advisers, L.P.

DELAWARE (available 06/01/04)

     The objective of the Delaware VIP Growth Opportunities Series is to seek long-term capital appreciation. The Delaware VIP Growth Opportunities Series invests primarily in securities of medium-sized companies that have established themselves within the industry but still have growth potential. The Series' management team invests in medium-size companies that they believe may offer strong opportunities for capital appreciation and generally less risk than investments in small companies, although mid-cap companies typically have greater risk than large-cap companies. The Delaware VIP Growth Opportunities Series is advised by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirectly wholly owned subsidiary of Delaware Management Holdings, Inc.

     The objective of the Delaware VIP Trend Series is to seek long-term capital appreciation. The Delaware VIP Trend Series invests primarily in stocks of small growth-oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace, and have the fundamental characteristics to support continued growth. The Series' management team seeks to identify changing and dominant trends within the economy, the political arena and our society. The team conducts thorough research on companies, studies demographic changes, follows consumer trends and limits its stock search to companies it believes have products or services that can capitalize on changes in the marketplace. By focusing on companies in the early stages of their life cycles, the Series strives to capture the greatest potential for growth. The Delaware VIP Trend Series is advised by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirectly wholly owned subsidiary of Delaware Management Holdings, Inc.

DREYFUS (available 06/01/04)

     The Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares seeks investment returns that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index (S&P 400).

     To pursue this goal, the Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares invests at least 80 percent of its assets in midcap stocks. The Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P 400 is a primary goal of the investment process. The Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares' stock investments may include common stocks, preferred stocks, convertible securities and depositary receipts, including those issued in initial public offerings ("IPOs") or shortly thereafter. The Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares is advised by Dreyfus.

FIDELITY INVESTMENTS


     The investment objective of the Fidelity VIP Growth Portfolio Service Class 2 shares is to achieve capital appreciation. The fund invests primarily in common stocks of companies that the adviser believes to have above-average growth potential (stocks of these companies are often called 'growth' stocks). The adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Growth Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Overseas Portfolio Service Class 2 shares is to seek long-term growth of capital. The fund normally invests at least 80% of the fund's assets in non-U.S. securities, primarily common stocks. The investments are allocated across different geographic regions and individual countries. The adviser will consider the size of the market in each country and region relative to the size of the international market as a whole. In buying and selling securities for the fund, the adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Overseas Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP High Income Portfolio Service Class 2 shares is to seek a high level of current income while also considering growth of capital. The adviser normally invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. The fund may also invest in non-income producing securities, including defaulted securities and common stocks and in companies that are in troubled or uncertain financial condition as well as domestic and foreign issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP High Income Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Investment Grade Bond Portfolio Service Class 2 shares is to seek as high a level of current income as is consistent with the preservation of capital. The fund normally invests at least 80% of its total assets in investment-grade debt securities of all types and repurchase agreements for those securities. The adviser uses the Lehman Brother's Aggregate Bond Index as a guide for structuring the fund and selecting its investments and attempts to maintain an overall interest rate risk similar to the index. The adviser allocates assets across different market sectors and maturities and analyzes a security's structural features and current pricing, trading opportunities and the credit quality of its issuer to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Investment Grade Bond Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Mid Cap Portfolio Service Class 2 shares is to seek long-term growth of capital. The fund normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The adviser normally invests the fund's assets primarily in common stocks. The fund may potentially invest in companies with smaller or larger market capitalizations, domestic and foreign issuers and either "growth" stocks, "value" stocks or both. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Mid Cap Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Growth & Income Portfolio Service Class 2 shares is to seek high total return through a combination of current income and capital appreciation. The fund invests primarily in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. It also potentially invests in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation. The fund may potentially invest in domestic and foreign issuers and either "growth" stocks, "value" stocks or both. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Growth & Income Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.


     The investment objective of the Fidelity VIP Index 500 Portfolio Service Class 2 shares is to seek investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P
500. The fund normally invests at least 80% of its assets in common stocks included in the S&P 500. Because the adviser may use statistical sampling techniques to attempt to replicate the returns of the S&P 500, the fund may not always hold all of the same securities as the index and may not track the index perfectly. The fund may lend securities to earn income for the fund and the adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Index 500 Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

GOLDMAN SACHS (available 06/01/04)

     The investment objective of the Goldman Sachs VIT Core Small Cap Equity Fund is the long-term growth of capital. The Core portfolio is managed to have similar risk, capitalization, industry exposure and style characteristics to its benchmark, the Russell 2000, while seeking to add incremental return through better stock selection. The Small Cap Equity Fund uses a broad diversification across the U.S. small-cap stock universe with an advantage of quantitative and qualitative management techniques. The Goldman Sachs VIT Core Small Cap Equity Fund is advised by Goldman Sachs Asset Management, L.P.


JPMORGAN FLEMING

     The investment objective of the JPMorgan U.S. Large Cap Core Equity Portfolio is to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the portfolio invests at least 80% of its assets in equity investment of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the portfolio's weightings are similar to those of the S&P 500. The portfolio seeks to maintain sector weightings within +/- 3% of the S&P 500. The JPMorgan U.S. Large Cap Core Equity Portfolio is a series of the J.P. Morgan Series Trust II and is advised by J.P. Morgan Investment Management Inc.


LORD ABBETT (available 06/01/04)

     The Lord Abbett Series Fund - Growth Opportunities Portfolio seeks capital appreciation by investing primarily in the stocks of mid-sized U.S. and multinational companies, from which the fund managers expect above-average earnings growth. The fund focuses on mid-sized companies, which historically, have offered better growth prospects than large-cap stocks, are potentially less volatile than a portfolio of small-cap stocks and seeks up-and-coming companies with solid business fundamentals that have the potential to be tomorrow's industry leaders. The Lord Abbett Series Fund - Growth Opportunities Portfolio is advised by Lord, Abbett & Co. LLC.


PUTNAM

     The investment objective of Putnam VT Vista Fund is to seek capital appreciation. The fund invests mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that Putnam Investment Management, LLC ("Putnam Management") believes are fast-growing and whose earnings Putnam Management believes are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. The fund invests mainly in midsized companies. Putnam VT Vista Fund is a series of the Putnam Variable Trust and is advised by Putnam Management.

ROYCE (available 06/01/04)

     Royce Capital Fund Small-Cap Portfolio uses a disciplined value approach to invest in small-cap companies -- those with market caps below $2 billion. They believe that investors in the Fund should have a long-term investment horizon of at least three-years. The Royce Capital Fund Small-Cap Portfolio is advised by Royce & Associates, LLC.


STRONG

     The investment objective of the Strong Opportunity Fund II is to seek capital growth. The fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's manager believes are underpriced, yet have attractive growth prospects. The managers base the analysis on a company's "Private Market Value" -- the price an investor would be willing to pay for the entire company given its management, financial health and growth potential. The managers determine a company's Private Market Value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation and franchise value. The managers may sell a stock when its price no longer compares favorably with the company's Private Market Value. The Strong Opportunity Fund II is advised by Strong Capital Management Inc.

     The investment objective of the Strong Mid Cap Growth Fund II is to seek capital growth. The fund invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The fund defines "medium-capitalization companies" as those companies with a market capitalization substantially similar to that of companies in the Russell MidCap Index at the time of investment. The fund invests substantially in the technology sector. The fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity or to enhance the fund's return). The fund may utilize an active trading approach. The managers may sell a holding when there is a fundamental change in the outlook for the company (e.g., a change in management or a reduction in earnings) or to take advantage of a better investment opportunity. The Strong Mid Cap Growth Fund II is advised by Strong Capital Management Inc.

THE CONTRACT

CONTRACT OWNERS' RIGHTS

     A Contract may be issued on a non-qualified basis. Non-qualified Contracts are subject to certain tax restrictions. See "Tax Consequences."

     Unless otherwise provided by law, and subject to the terms of any governing plan or trust, the Contract Owner may exercise all privileges of ownership, as defined in the Contract, without the consent of any other person. These privileges include the right during the period specified in the Contract to change the beneficiary designated in the Contract, subject to the rights of any irrevocable beneficiary, to designate a payee and to agree to a modification of the Contract terms.

     This prospectus describes only the Variable portions of the Contract. On the Annuity Date, the Contract Owner has certain rights to acquire fixed annuity payout options. See the Contract for details regarding fixed Annuity Payments.


PURCHASING THE CONTRACT


     The Contract is offered and sold by HMLIC through its licensed life insurance sales personnel who are also registered representatives of HM Investors. In addition, the Contract may be offered and sold through independent agents and other broker/dealers. HMLIC has entered into a distribution agreement with HM Investors, principal underwriter of the Separate Account. HM Investors, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001, is a broker/dealer registered under the Securities Exchange Act of 1934. HM Investors is a member of the NASD and is a wholly-owned subsidiary of Horace Mann Educators Corporation. Sales commissions are paid by HMLIC to HM Investors and other broker/dealers. Sales commissions range from 1.00% to 11.00% of premium payments received.


     In order to purchase the Contract offered by this prospectus, an applicant must complete an application bearing all requested signatures and a properly endorsed suitability questionnaire.

     Applications are to be sent to HMLIC's Home Office. If an incomplete application is received, HMLIC will promptly request additional information needed to process the application. The initial premium payment will be held in a suspense account, without interest, for a period not exceeding five business days. If the necessary information is not received within these five business days HMLIC will return the initial premium payment, unless otherwise directed by the applicant.

PREMIUM PAYMENTS

     AMOUNT AND FREQUENCY OF PREMIUM PAYMENTS -- Premium payments will be applied at the applicable Accumulation Unit Value next determined following receipt in good form. The minimum premium payment for your Contract is $300 annually. The minimum premium increase is $120 annually.


     ALLOCATION OF PREMIUM PAYMENTS -- All or part of the net premium payments made may be allocated to one or more Subaccounts. The minimum premium payment amount allocated to any Subaccount in any given Contract year must equal or exceed $100. A request to change the allocation of premium payments will be effective on the first Valuation Date following receipt of the request by HMLIC's Home Office unless a future date is requested.


     ACCUMULATION UNITS AND ACCUMULATION UNIT VALUE -- Premium payments are credited on the basis of Accumulation Unit Value. The number of Accumulation Units purchased by net premium payments is determined by dividing the dollar amount credited to each Subaccount by the applicable Accumulation Unit Value next determined following receipt of the payment by HMLIC. The value of an Accumulation Unit is affected by the investment experience of the Underlying Fund, expenses and the deduction of certain charges.

     Accumulation Units are valued on each Valuation Date. The Accumulation Unit Value for each Subaccount was determined for the date and for the value indicated below. The date for the Horace Mann Equity, Balanced, Income and Short-Term Investment Funds refers to the date Wellington Management became their investment adviser. The Delaware VIP Growth Opportunities Series, Lord Abbett Insurance Series Growth/Opportunities, Delaware VIP Trend Series, Goldman Sachs VIT Core Small Cap Equity Fund, Royce Capital Fund Small-Cap Portfolio and Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares are not included below because they were not added to the Separate Account until June 1, 2004.


                                                    ACCUMULATION
SUBACCOUNT                                 DATE      UNIT VALUE
----------                                 ----      ----------
JPMorgan U.S. Large
   Cap Core Equity Portfolio             09/05/00       $17.33
Fidelity VIP Growth & Income

   Portfolio SC 2                        09/05/00        16.03
Fidelity VIP Index 500 Portfolio SC 2    09/05/00       171.04
Fidelity VIP Growth Portfolio SC 2       09/05/00        53.82
AllianceBernstein    Premier   Growth
Portfolio                                09/05/00        41.57
Horace Mann Equity Fund                  11/01/89         7.11
Horace Mann Socially

   Responsible Fund                      03/10/97         9.85
Davis Value Portfolio                    09/05/00        11.58
Fidelity VIP Mid Cap Portfolio SC 2      09/05/00        20.11
Putnam VT Vista Fund                     09/05/00        25.13
Strong Mid Cap Growth Fund II            09/05/00        35.99
Strong Opportunity Fund II               09/05/00        28.55
Horace Mann Small Cap Growth
   Fund                                  03/10/97         9.59
Credit Suisse Small Cap Growth
   Portfolio                             09/05/00        27.32
Horace Mann International
   Equity Fund                           03/10/97         9.74
Fidelity VIP Overseas Portfolio SC 2     09/05/00        23.13
Horace Mann Balanced Fund                11/01/89         6.71
Horace Mann Income Fund                  11/01/89         7.17
Horace Mann Short-Term
   Investment Fund                       11/01/89         6.99
Fidelity VIP High Income
   Portfolio SC 2                        09/05/00         9.77
Fidelity VIP Investment Grade
   Bond Portfolio SC 2                   09/05/00        11.98


     The Accumulation Unit Value of a Subaccount for any Valuation Period is equal to:


     o the net asset value of the corresponding Underlying Fund attributable to the Accumulation Units at the end of the Valuation Period;

     o plus the amount of any income or capital gain distributions made by the Underlying Fund during the Valuation Period;

     o minus the dollar amount of the mortality and expense risk fee we deduct for each day in the Valuation Period;

     o divided by the total number of Accumulation Units outstanding at the end of the Valuation Period.

TRANSACTIONS


     TRANSFERS -- Amounts may be transferred from one Subaccount to another, and to and from the fixed account of the Contract, subject to Contract limitations, prior to the Annuity Date. HMLIC reserves the right to limit transfers from the fixed account to the Subaccounts as follows:

     o No more than 25% of the fixed account can be transferred to the Subaccounts during a 365 day period.

     o Any request for a total transfer from the fixed account to the Subaccounts will be transferred over a four-year period. No more than 25% of the amount will be transferred in any year prior to the final transfer.

     You may transfer value from one existing investment option into as many as 10 other investment options. The minimum amount that can be transferred is $100 or the entire dollar value of the Subaccount(s), whichever is less. A transfer may not leave a Subaccount balance or fixed account balance of less than $100.

     A Contract Owner may elect to transfer funds between Subaccounts and the fixed account by submitting a written request to Horace Mann Life Insurance Company at P.O. Box 4657, Springfield, Illinois 62708-4657, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (217) 527-2307 or by accessing HMLIC's website at www.horacemann.com and looking in the "Retirement Planning" section.

     Depending on the means used to request a transfer, the request must: (1) be signed by the Contract Owner, or for telephone and website transactions, be made by the Contract Owner, (2) include the name of the Contract Owner and the Contract number and (3) specifically state the dollar amount, a whole percentage or the number of Accumulation Units to be transferred. The request also must specify the Subaccounts from which and to which the transfer is to be made. Transfers are effective on the first Valuation Date following receipt of the request by HMLIC's Home Office unless a future date is requested.

     On and after June 1, 2004, no new transfers of money will be allowed to the following Subaccounts:

     Strong Mid Cap Growth Fund
     Strong Opportunity Fund
     Credit Suisse Small Cap Growth

     DOLLAR COST AVERAGING -- Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market cycles. Dollar cost averaging transfers are completed by periodically transferring equal amounts of money. You may preschedule a series of transfers between investment options to take advantage of dollar cost averaging. You may select from a 3-month, 6-month or 12-month period to complete the dollarcostaveraging program. You may transfer value from one existing investment option into as many as 10 other investment options. You may request dollar cost averaging by the same means as described above for transfers.

     The transfers will begin on the first Valuation Date following receipt of the request in HMLIC's Home Office and will continue on this day each period until the program is completed. If the original request is received on the 29th, 30th or 31st of the month, all subsequent transfers will be processed as of the 28th of the month. If you should decide to cancel an existing dollar cost averaging program, you must notify HMLIC's Home Office either in writing, by calling (800) 999-1030 (toll-free) , by telefacsimile (FAX) transmission to
(217) 527-2307 or by accessing our website at www.horacemann.com and looking in the "Retirement Planning" section.

     Because the values of the Subaccounts from which the transfers occur may decrease over time, the dollar cost averaging program may conclude earlier than scheduled. In addition, the last dollar cost averaging transfer may be for less than all prior transfers. Finally, the value of a Subaccount may increase and result in a balance remaining at the end of the period selected.


     All requests must identify the Contract Owner's name and Contract number, specify the amounts and the investment options to be utilized and include proper authorization such as a signature on a form or validating information if using the telephone or company website.


     On and after June 1, 2004, no new transfers of money will be allowed to the following Subaccounts:

     Strong Mid Cap Growth Fund
     Strong Opportunity Fund
     Credit Suisse Small Cap Growth


     REBALANCING -- Rebalancing is the periodic adjusting of investment option balances to maintain a pre-established asset allocation strategy. You may request a rebalancing of your portfolio either once or on a periodic basis.

     For periodic rebalancing requests, you may select from a quarterly, semiannual or annual period. Rebalancing is continuous for the period(s) selected unless changed or discontinued by the Contract Owner. You may rebalance your portfolio value into as many as 10 other investment options. You may request rebalancing by the same means as described above for transfers.


     Rebalancing will begin on the first Valuation Date following receipt of the request in HMLIC's Home Office. For periodic rebalancing requests, subsequent rebalancing of your portfolio will continue to occur on the same calendar day of each scheduled month. If the original request is received on the 29th, 30th or 31st of the month, all subsequent rebalancing of your portfolio will be processed as of the 28th of the month. If you should decide to cancel an existing rebalancing program, you must notify HMLIC's Home Office either in writing , by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (217) 527-2307 or by accessing our website at www.horacemann.com and looking in the "Retirement Planning" section.

     All requests must identify the Contract Owner's name and Contract number, specify the amounts and the investment options to be utilized and include proper authorization such as a signature on a form or validating information if using the telephone or company website.


     On and after June 1, 2004, no new transfers of money will be allowed to the following Subaccounts:

     Strong Mid Cap Growth Fund
     Strong Opportunity Fund
     Credit Suisse Small Cap Growth

     CHANGES TO PREMIUM PAYMENT ALLOCATIONS -- A Contract Owner may elect to change the allocation of future net premium payments at any time by mailing a written request to HMLIC at P.O. Box 4657, Springfield, Illinois 62708-4657, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (217) 527-2307 or by accessing HMLIC's website at www.horacemann.com and looking in the "Retirement Planning" section. Depending on the means used to request a change, the request must: (1) be signed by the Contract Owner, or for telephone and website transactions, be made by the Contract Owner, (2) include the Contract Owner's name and Contract number and (3) specify the new allocation percentage for each Subaccount (in whole percentages). Allocations made to the fixed portion of the Contract or to one or more Subaccounts must total 100%. HMLIC reserves the right to restrict the minimum premium amount allocated to any Subaccount in any given Contract Year to $100. Changes in allocation instructions are effective on the first Valuation Date following receipt of the request by HMLIC's Home Office. See "Other Information -- Forms Availability."

     On and after June 1, 2004, new Contracts may not have allocations to the following Subaccounts, and existing Contracts may not begin or increase allocations to the following Subaccounts:

     Strong Mid Cap Growth Fund
     Strong Opportunity Fund
     Credit Suisse Small Cap Growth

     MARKET TIMING -- The Contracts and the Subaccounts are not designed for 'market timing' through frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. Trading strategies that seek to benefit from short-term price fluctuations or price irregularities cause disruption to the Underlying Funds and are thereby potentially harmful to investors and their contract performance.

     If HMLIC determines, in its sole discretion, that your transfer patterns among the Subaccounts reflect a market timing strategy, it reserves the right to take action to protect the other investors.

     Such action may include, but would not be limited to, restricting the frequency of or method for requesting transfers among the Subaccounts, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

     If HMLIC determines that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other Contract Owners, it will notify you in writing of any restrictions.

     SURRENDER OR WITHDRAWAL BEFORE COMMENCEMENT OF ANNUITY PERIOD -- If not restricted by the IRC, a Contract Owner may surrender the contract in whole or withdraw in part for cash before Annuity Payments begin. Any partial withdrawal is subject to a $100 minimum and may not reduce the Contract Owner's interest in a Subaccount to less than $100.

     The surrender or partial withdrawal of Variable Cash Value (rollover, exchange, etc.) is determined on the basis of the Accumulation Unit Value next computed following the receipt of a valid request for surrender or partial withdrawal in HMLIC's Home Office. A surrender or partial withdrawal may result in adverse federal income tax consequences to the Contract Owner. These consequences include current taxation of payments received, and may include penalties resulting from premature distribution. See "Tax Consequences."


     A Contract Owner eligible to surrender or request a partial withdrawal may elect to do so by submitting a signed, written request to Horace Mann Life Insurance Company at HMLIC's Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657. A partial withdrawal request must be in a form acceptable to HMLIC; telefacsimile (FAX) transmissions of the request will be accepted if the proceeds are sent to the Contract Owner and the request is sent to (217) 527-2307. A surrender request must be in a form acceptable to HMLIC; telefacsimile (FAX) transmissions of the request will not be accepted. See "Tax Consequences" and "Other Information -- Forms Availability."


     Partial withdrawals and surrenders will be processed either on a date specified by you in a request, provided the date specified occurs on or after receipt of the request at HMLIC's Home Office, or at the next computed value following receipt of a valid request at HMLIC's Home Office.


     For your protection, we will send a confirmation letter on all address changes. If you have requested an address change within 15 days prior to your surrender or withdrawal request, we will hold your request until we have acquired confirmation of the correct address. Upon receipt of your confirmation of the address, we will consider the surrender or withdrawal request to be received in good form.


     Surrenders and partial withdrawals from any Variable Subaccount are subject to the Withdrawal Charges shown in "Deductions and Expenses -- Withdrawal Charges."


     Withdrawal Charges are applied to the withdrawals based on the effective date of the contract and not on the date the premium payment is paid.

     Any request for partial withdrawal, where the withdrawal is subject to a Withdrawal Charge, will be increased by the amount of the Withdrawal Charge. For example, a request to withdraw $3,000 at a 4% Withdrawal Charge on cash value will require a withdrawal of $3,125. This withdrawal represents a cash distribution of $3,000 and a Withdrawal Charge of $125. Any taxes withheld will reduce the dollar amount of the distribution received.

     The Withdrawal Charge is assessed on the basis of the amount surrendered or withdrawn from the Subaccount(s), but will never exceed 9% of net premium payment(s) to a Subaccount during the lifetime of the contract. For example, if a Contract Owner's Subaccount value is $12,000 and net premium payments to date equal $10,000 and the Contract Owner withdraws $2,000 (i.e., one sixth of the Subaccount value), then the Withdrawal Charge may not exceed 9% of $1,666.66 (one sixth of the premium payment(s) to which the withdrawal relates).


     If premium taxes are deducted prior to surrender or partial withdrawal, any reduction of HMLIC's premium tax liability due to the surrender or partial withdrawal will be to HMLIC's benefit.

     DEFERMENT -- HMLIC ordinarily completes a transaction within seven calendar days after receipt of a proper request to transfer, surrender, partially withdraw or commence Annuity Payments. The value of the Contract is determined as of the Valuation Date on which a valid request is received. However, determination of Contract value and processing the transaction may be deferred for (1) any period during which the NYSE is closed for other than customary weekend or holiday closings or during which trading is restricted by the Securities and Exchange Commission; (2) any emergency period when it is not reasonably practicable to sell securities or fairly determine Accumulation Unit Values or Annuity Unit Values; or (3) any other period designated by the Securities and Exchange Commission to protect persons with interests in the Separate Account.

     CONFIRMATIONS -- HMLIC mails written confirmations of premium payments to Contract Owners on a quarterly basis within five business days following the end of each calendar quarter. Written confirmations of transfers, changes in allocations, partial withdrawals and surrenders are mailed to Contract Owners within seven calendar days of the date the transaction occurred.

     If a Contract Owner believes that the confirmation statement contains an error, the Contract Owner should notify HMLIC as soon as possible after receipt of the confirmation statement. Notice may be provided by writing to HMLIC, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 527-2307 or by telephoning (217) 789-2500 or (800) 999-1030 (toll free).

DEDUCTIONS AND EXPENSES

     ANNUAL MAINTENANCE FEE -- An annual maintenance fee of no more than $25 is deducted from each Contract on the Contract anniversary date. This fee will be waived if the Contract value equals or exceeds $10,000 at the time the fee is assessed.


     We reserve the right to deduct, in whole or in part, the annual maintenance fee in the event of a complete surrender. The annual maintenance fee ceases when Annuity Payments begin.


     The annual maintenance fee is intended to reimburse HMLIC for actual expenses incurred in administering the Contract. HMLIC does not expect to profit from such fee and assumes the risk that this annual maintenance fee may be insufficient to cover the actual costs of administering the Contract.

     MORTALITY AND EXPENSE RISK FEE ("M&E FEE") -- For assuming mortality and expense risk, HMLIC applies an asset charge to the Separate Account. The fee for mortality and expense risk may not exceed the annual rate of 1.25% of the daily net assets of the Separate Account (0.45% for mortality risk, and 0.80% for expense risk); however, HMLIC reserves the right to change the fee (subject to the 1.25% ceiling) in the future. The fee is computed on a daily basis.

     WITHDRAWAL CHARGES -- If not restricted by the IRC, a Contract Owner may surrender the Contract in whole or withdraw in part for cash before Annuity Payments begin. Withdrawal Charges for your Contract are:

   DURING CONTRACT YEAR       PERCENTAGE OF AMOUNT WITHDRAWN
   --------------------       ------------------------------
            1                               9%
            2                               8%
            3                               7%
            4                               6%
            5                               5%
            6                               4%
            7                               3%
            8                               2%
            9                               1%
        Thereafter                          0%

     For further information regarding surrender or partial withdrawals see "Surrender or Withdrawal Before Commencement of Annuity Period." In some situations, you may make a withdrawal with no Withdrawal Charge. Please see your Contract for further details.

     OPERATING EXPENSES OF THE UNDERLYING FUNDS -- There are deductions from and expenses paid out of the assets of the Underlying Funds that are described in each Underlying Fund's prospectus.

     PREMIUM TAXES -- Certain state and local governments levy a premium tax, currently between 0 and 3.5%, on the amount of premium payments made under this Contract. The premium tax, if any, is deducted when premium payments are received.

DEATH BENEFIT PROCEEDS

     If a Contract Owner dies before the Annuity Date, a death benefit will be paid to the beneficiary designated by the Contract Owner. The death benefit is determined for each beneficiary as of the date proof of death is received by HMLIC from such beneficiary. Proof of death includes a certified death certificate or other satisfactory evidence of death and a completed claimant's statement.

     If there have been no previous withdrawals or loans the death benefit is the greater of:

     1.   the Total Accumulation Value; or

     2.   the Net Premium paid to HMLIC.

     If withdrawals or loans have been taken the death benefit is the greater of:

     1.   the Total Accumulation Value; or

     2. the Net Premium paid to HMLIC, less the Net Premium attributable to both withdrawals and any outstanding loan balance.

     For example, if a Contract Owner's Total Accumulation Value is $8,000 and the Net Premium paid to date equals $10,000 and the Contract Owner withdraws $4,000 (50% of the Total Accumulation Value), then the death benefit would be the greater of the Total Accumulation Value ($4,000) or 50% of the Net Premium ($5,000).

     All or part of the death benefit proceeds may be paid to the beneficiary under one of the Annuity Payment options described under "Annuity Payments -- Annuity Payment Options." If the form of Annuity Payment selected requires that payment be made by HMLIC after the death of the beneficiary, payments will be made to a payee designated by the beneficiary or, if no subsequent payee has been designated, to the beneficiary's estate. Any part of a Contract Owner's interest payable to a minor child will be paid to the child's legal guardian for the benefit of the child.

ANNUITY PAYMENTS


     The Contract provides for fixed or Variable Annuity Payment options or a combination of both. The Contract Owner may elect to have Annuity Payments made under any one or more of the options described below or may elect a lump sum payment. To begin receiving Annuity Payments a properly completed request form must be received by HMLIC's Home Office. The request will be processed so that the Annuity Payments begin as of the first of the month following the month of receipt unless a later date is requested and approved by HMLIC. If a fixed payment option is elected, the Separate Account value will be transferred to the fixed account on the date the request is received in HMLIC's Home Office. In addition, if a Variable payment is elected, any money in the fixed account will be transferred to the Separate Account on the date we receive the request in HMLIC's Home Office. Your premium payment allocation(s) will be changed to the fixed account or Separate Account, depending on the payment option elected. Generally, at the time an Annuity Payment option is selected, a Contract Owner must elect whether to withhold for federal and state income taxes. See "Other Information -- Forms Availability" and "Tax Consequences."

     In general, the longer Annuity Payments are guaranteed, the lower the amount of each payment. Fixed Annuity Payments are paid in monthly, quarterly, semiannual and annual installments. Variable Annuity Payments are paid only on a monthly basis. If the Contract value to be applied under any one fixed or Variable Annuity Payment option is less than $2,000 or if the option chosen would provide Annuity Payments less than $20 per month at the Annuity Date, then the Contract value may be paid in a lump sum.


ANNUITY PAYMENT OPTIONS


     The following Annuity Payment options are available on a Variable basis unless otherwise stated.


     LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 0, 10, 15 OR 20 YEARS -- These options guarantee Annuity Payments for the lifetime of the Annuitant. If a guaranteed period is selected (10, 15 or 20 years) and the Annuitant dies before the end of the period, Annuity Payments are guaranteed until the end of the period selected. If neither the Contract Owner nor any beneficiaries are living at the time of the Annuitant's death, the present value, if any, of the remaining guaranteed period payments will be paid in a single sum to the estate of the Contract Owner. Under the life payments guaranteed for 0 years option, it is possible that only one Annuity Payment may be made if the Annuitant's death occurred before the due date of the second Annuity Payment. This option usually provides the largest Annuity Payments. The Contract Owner cannot make unscheduled withdrawals or change to another option after the first Annuity Payment has been made. Guaranteed Annuity Payments cannot extend beyond the life expectancy of the Annuitant, as defined by the IRC.

     If HMLIC does not receive written election of an annuity option from the Contract Owner at least 30 days prior to the Annuity Date, the annuity option will be Life Annuity with Payments Guaranteed for 10 years.


     JOINT AND SURVIVOR ANNUITY -- This option provides Annuity Payments based upon the age and sex of two Annuitants and upon the specific survivor option selected. The available survivor options are to pay during the lifetime of the survivor: 1) 50%; 2) 66 2/3%; or 3) 100% of the Annuity Payments paid or the number of Variable Annuity Units while both Annuitants were living. After one Annuitant dies, the Annuity Payments will continue during the lifetime of the survivor based on the survivor percentage elected. The Annuity Payments cease after the last payment paid prior to the survivor's death. It could be possible for only one payment to be made under this option if both Annuitants die before the due date of the second payment. The Contract Owner cannot make unscheduled withdrawals or change to another income option after the first Annuity Payment has been made.


     INCOME FOR FIXED PERIOD -- This option provides Annuity Payments for a fixed period not less than five years nor exceeding 30 years; however, payments may not extend beyond the life expectancy of the Annuitant as defined by the IRC. Upon the Annuitant's death, the Contract Owner will be paid the remaining Annuity Payments due, if any. If neither the Contract Owner nor any beneficiaries are living at the time of the Annuitant's death, the present value, if any, of the remaining Annuity Payments will be paid in a lump sum to the estate of the Contract Owner. This option is available on a fixed payment basis only.

     OTHER INCOME OPTIONS -- If the Contract Owner does not wish to elect one or more Annuity Payment options, the Contract Owner may:

     a) receive the proceeds in a lump sum less any applicable Withdrawal Charges, or

     b)   elect any other option that HMLIC makes available.

AMOUNT OF FIXED AND VARIABLE ANNUITY PAYMENTS


     In general, the dollar amount of Annuity Payments under the Contract depends on Contract value. Contract value equals the value of the fixed portion of the Contract plus the value of each Subaccount. The value of each Subaccount is determined by multiplying the number of Accumulation Units credited to each Subaccount within the Contract by its respective Accumulation Unit Value.


     Contract value may be more or less than the amount of net premium payments allocated to the Contract.

     FIXED ANNUITY PAYMENTS -- The amount of each payment under a fixed Annuity Payment option is determined as described in the Contract. These guaranteed payments will not change regardless of investment, mortality or expense experience. Higher Annuity Payments may be made at the sole discretion of HMLIC.


     VARIABLE ANNUITY PAYMENTS -- The amount of the first monthly Variable Annuity Payment is determined as described in the Contract. The income option payments vary with the form of income option payment selected and adjusted age of the Annuitant(s).

     The first monthly Variable Annuity Payment is used to calculate the number of Variable Annuity Units for each subsequent monthly Annuity Payment. The number of Variable Annuity Units remains constant over the payment period except when a joint and survivor option is chosen. Under that option, the number of Variable Annuity Units will be reduced upon the death of either Annuitant to the survivor percentage elected.

     The amount of monthly Annuity Payments following the first Variable Annuity Payment varies from month to month. Annuity Payments are determined each month by multiplying the Variable Annuity Units by the applicable Variable Annuity Unit Value at the date of payment.

     ASSUMED INTEREST RATE -- The assumed interest rate for this Contract is 2%. The investment multiplier is one divided by the sum of one plus the assumed interest rate and the mortality and expense risk fee, adjusted to a monthly rate.

     ANNUITY UNIT VALUE -- The Variable Annuity Unit Value for the Horace Mann Equity Fund, Horace Mann Balanced Fund and Horace Mann Income Fund Subaccounts was set at $10.00 as of the date amounts first were allocated to provide Annuity Payments. The Variable Annuity Unit Value for the following Subaccounts is established at $10.00; however, no Annuity Payments have been paid from these
Subaccounts:

     JPMorgan U.S. Large Cap Core Equity Portfolio
     Fidelity VIP Growth and Income Portfolio SC 2
     Fidelity VIP Index 500 Portfolio SC 2
     Fidelity VIP Growth Portfolio SC 2
     AllianceBernstein Premier Growth Portfolio
     Horace Mann Socially Responsible Fund
     Davis Value Portfolio
     Fidelity VIP Mid Cap Portfolio SC 2
     Delaware VIP Growth Opportunities Series
     Lord Abbett Insurance Series Growth/Opportunities
     Putnam VT Vista Fund (IB Shares) Strong Mid Cap Growth Fund II Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares Strong Opportunity Fund II
     Goldman Sachs VIT Core Small Cap Equity Fund
     Horace Mann Small Cap Growth Fund
     Credit Suisse Small Cap Growth Portfolio
     Delaware VIP Trend Series
     Royce Capital Fund Small-Cap Portfolio
     Horace Mann International Equity Fund
     Fidelity VIP Overseas Portfolio SC 2
     Horace Mann Short-Term Investment Fund
     Fidelity VIP High Income Portfolio SC 2
     Fidelity VIP Investment Grade Bond Portfolio SC 2

     O The current Variable Annuity Unit Value is equal to the prior Variable Annuity Unit Value on the Valuation Date when payments were last determined, multiplied by the applicable net investment factor. This factor is computed by dividing the net asset value of a share of the Underlying Fund on the current Valuation Date, plus any dividends or other distributions, by the net asset value of a share on the Valuation Date of the preceding Valuation Period, and multiplying this result by the investment multiplier.

     O If the net investment factor is equal to one, then monthly payments from that Subaccount will remain level. If the net investment factor is greater than one, the monthly payments from that Subaccount will increase. Conversely, if the net investment factor is less than one, the payments from that Subaccount will decrease.


MISSTATEMENT OF AGE OR SEX

     If the age or sex of the Annuitant has been misstated, any Annuity Payment amount shall be adjusted to reflect the correct information. Any overpayments that have been made will be deducted from future payments, including interest of 2% per year. Any underpayments including 2% interest will be paid in one sum to the Contract Owner if living, otherwise to the beneficiary.

MODIFICATION OF THE CONTRACT

     The Contract provides that it may be modified by HMLIC to maintain continued compliance with applicable state and federal laws. Contract Owners will be notified of any modification. Only officers designated by HMLIC may modify the terms of the Contract.


     HMLIC reserves the right to offer Contract Owners, at some future date and in accordance with the requirements of the Investment Company Act of 1940, the option to direct their net premium payments to a Subaccount within the Separate Account other than one or more of those currently offered. If shares of the Underlying Funds are not available for purchase by the Separate Account, or if in the judgment of HMLIC further investment in these shares is no longer appropriate in view of the purposes of the Separate Account or Subaccount, then
(i) shares of another portfolio may be substituted for the Underlying Fund shares held in the affected Subaccount and/or (ii) payments received after a date specified by HMLIC may be applied to the purchase of shares of another portfolio. No substitution will be made without prior approval of the Securities and Exchange Commission. Any substitution would be for shares of a portfolio with investment objectives similar to those of the Underlying Fund it replaces.


TAX CONSEQUENCES


     OTHER CONSIDERATIONS -- This discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The rules governing the provisions of annuity contracts are extremely complex and often difficult to comprehend. The discussion does not address special rules, prior tax laws or state or local tax laws. A Contract Owner or a prospective Contract Owner considering purchase of an annuity contract should first consult with a qualified and competent tax adviser before taking any action that could have tax consequences.


SEPARATE ACCOUNT

     The operations of the Separate Account form part of the operations of HMLIC; however, the IRC provides that no federal income tax will be payable by HMLIC on the investment income and capital gains of the Separate Account if certain conditions are met. Provided the investments of the Underlying Funds continue to meet the diversification requirements of IRC Section 817(h), the Contract Owner will not pay federal income tax on the investment income and capital gains under a Contract until Annuity Payments begin or a full or partial withdrawal is made.

CONTRACT OWNERS

     CONTRIBUTIONS -- No limitations are imposed on the amount of contributions made to a non-qualified Contract.


     DISTRIBUTIONS UNDER NON-QUALIFIED CONTRACTS -- Contract Owners of non-qualified Contracts who are natural persons are not subject to federal income tax on earnings until Annuity Payments are received under the Contract. Contract Owners of non-qualified Contracts are not subject to the required minimum distribution rules under the IRC.


     A distribution by surrender or partial withdrawal during the accumulation period may subject the Contract Owner to federal income tax under the rules of
Section 72 of the IRC. If the distribution is a full or partial surrender, the amount of the distribution will be treated as gross income to the extent the cash value of the Contract (determined without regard to any Withdrawal Charge in the case of a partial withdrawal) immediately before the distribution exceeds the investment in the Contract. The investment in the Contract is the total of all premium payments paid under a Contract less any previous distributions that were excluded from the Contract Owner's income. Any taxable portion is taxed at ordinary income rates. This is known as the 'interest-first' rule.


     For Contracts issued before August 14, 1982 distributions are taxed differently. If the Contract contains only premium payments and related earnings made before August 14, 1982, distributions are taxed under the cost recovery rule. The cost recovery rule provides that distributions are tax-free until they exceed the investment in the Contract. If a Contract issued before August 14, 1982 has premium payments and related earnings from both before and after August 14, 1982, the distributions are allocable in the following order: first from the investment made before August 14, 1982; second from earnings allocable to the investment made before August 14, 1982; third from earnings allocable to the investment made after August 13, 1982 and finally from the investment made after August 13, 1982.


     If distributions are made pursuant to an Annuity Payment option, that portion of each Annuity Payment which represents the Contract Owner's investment in the Contract is excluded from income. The determination of the portion that represents the investment in the Contract is made using the exclusion ratio rules under Section 72 of the IRC. The exclusion ratio is the ratio that the total investment in the Contract bears to the total amount expected to be received under the Contract. For Contracts with annuity starting dates after December 31, 1986 the exclusion ratio will apply until the investment in the Contract has been fully recovered. Once the investment in the Contract has been recovered the entire amount of each subsequent Annuity Payment is fully taxable. For Contracts with annuity starting dates before December 31, 1986 the exclusion ratio applies to all payments.


     CONTRACTS OWNED BY NON-NATURAL PERSONS -- Generally, if the Contract is owned by a non-natural person (for example, a corporation), the income on the Contract is includable in taxable income each year. In addition, the distribution rules discussed below will be applicable upon the death of or a change in the primary Annuitant. There are exceptions to these rules including Contracts held by certain retirement plans, estates of a decedent and certain trusts treated as individuals.

     EXCHANGES -- The accumulated value of the Contract may be eligible for a tax-free exchange under Section 1035 of the IRC. A replacement Contract obtained in a tax-free exchange will maintain the same relationship of investments in the Contract and allocable earnings as the replaced Contract for purposes of determining the amount of a distribution includable in income. However, a Contract issued before January 18, 1985 and not previously subject to the distribution at death rules (below) will generally be subject to such rules after an exchange.


     DISTRIBUTION AT DEATH RULES -- In order to be treated as an annuity contract, a Contract must meet the following two distributions rules.


     1. If the Contract Owner dies on or after the Annuity Date and has designated a beneficiary, any remaining balance must be distributed at least as rapidly as it was under the method of distribution in effect on the date of death.

     2. If the Contract Owner dies before the Annuity Date, the balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the Contract Owner's death. If the Contract value is payable to a beneficiary other than a spouse, it may be paid over the life or life expectancy of that beneficiary provided distributions begin by December 31 of the calendar year following the year of the Contract Owner's death. If the beneficiary is the spouse, the spouse is treated as the owner.


     PENALTY TAX -- A penalty tax will generally apply to distributions made before the Contract Owner reaches age 59 1/2. The penalty tax is 10% of the amount of the payment that is includable in income. Certain distributions are exempt from this penalty tax and include payments (i) made as the result of the Contract Owner's death or disability, (ii) that are part of a series of substantially equal periodic payments made at least annually over the life (or life expectancy) of the owner or joint lives (or joint life expectancy) of the owner and beneficiary and (iii) that are attributable to the investment in the Contract before August 14, 1982 (and related earnings on that investment).


     WITHHOLDING -- Distributions that are includable in income are subject to withholding of federal income tax unless the Contract Owner can validly elect not to have federal income tax withheld. For periodic payments (Annuity Payments), the withholding is calculated like wage withholding. For all other payments withholding is at a rate of 10%. HMLIC will notify the Contract Owner at least annually of his or her right to revoke the election not to have federal income tax withheld.

     State and/or local tax withholding may also apply.

VOTING RIGHTS


     Each Contract Owner has the right to instruct HMLIC with respect to voting his or her interest in the shares of the Underlying Funds held by the Separate Account at all shareholder meetings.


     The number of votes that may be cast by a Contract Owner is based on the number of units owned as of the record date of the meeting. Shares for which no instructions are received are voted in the same proportion as the shares for which instructions have been received. Any Underlying Fund shares attributable to investment by HMLIC will be voted in proportion to the vote by Contract Owners who have Separate Account units. Contract Owners receive various materials, such as proxy materials and voting instruction forms, that relate to voting Underlying Fund shares.

OTHER INFORMATION

     LEGAL PROCEEDINGS -- There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. HMLIC is engaged in various kinds of routine litigation that, in HMLIC's judgment, are not material to its financial condition. None of this litigation relates to the Separate Account.

     REGISTRATION STATEMENT -- A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contract. This prospectus does not contain all information set forth in the registration statement, its amendments and exhibits. Statements contained in this prospectus as to the content of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to these instruments as filed.


     COMMUNICATIONS TO CONTRACT OWNERS -- To ensure receipt of communications, Contract Owners must notify HMLIC of address changes. Notice of a change in address may be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708-4657. Contract Owners may also provide notice of an address change by sending a telefacsimile (FAX) transmission to (217) 527-2307 or by calling (217) 789-2500 or (800) 999-1030
(toll-free).


     HMLIC will attempt to locate Contract Owners for whom no current address is on file. In the event HMLIC is unable to locate a Contract Owner, HMLIC may be forced to surrender the value of the Contract to the Contract Owner's last known state of residence in accordance with the state's abandoned property laws.


     CONTRACT OWNER INQUIRIES -- A toll-free number, (800) 999-1030, is available to telephone HMLIC's Annuity Customer Service Department. Written questions should be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708-4657.

     FORMS AVAILABILITY -- Specific forms are available from HMLIC to aid the Contract Owner in effecting many transactions allowed under the Contract. These forms may be obtained by calling the Annuity Customer Service Department toll-free at (800) 999-1030.

     NASD REGULATION'S PUBLIC DISCLOSURE PROGRAM -- Information about HM Investors and your agent is available from the NASD at www.nasdr.com or by calling (800) 289-9999 (toll-free).


ADDITIONAL INFORMATION

     A copy of the Statement of Additional Information providing more detailed information about the Separate Account is available, without charge, upon request. The Table of Contents of this Statement of Additional Information follows:

TOPIC                                                PAGE
------                                               ----
General Information and History                       2
Underwriter                                           2
Financial Statements                                  2

     To receive, without charge, a copy of the Statement of Additional Information for the Separate Account, please complete the following request form and mail it to the address indicated below, send it by telefacsimile (FAX) transmission to (217) 535-7123 or telephone (217) 789-2500 or (800) 999-1030
(toll-free).

     HORACE MANN LIFE INSURANCE COMPANY
     P.O. BOX 4657
     SPRINGFIELD, ILLINOIS 62708-4657

Please provide free of charge the following information:


_____ Statement of Additional Information dated May 1, 2004 for the Separate Account


Please mail the above document to:

--------------------------------------------------
(Name)

--------------------------------------------------
(Address)

--------------------------------------------------
(City/State/Zip)

PROSPECTUS


QUALIFIED VARIABLE DEFERRED ANNUITY CONTRACTS


HORACE MANN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT


MAY 1, 2004

QUALIFIED VARIABLE DEFERRED ANNUITY CONTRACTS ISSUED BY HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT
SINGLE PREMIUM CONTRACTS FOR INDIVIDUALS
FLEXIBLE PREMIUM CONTRACTS FOR INDIVIDUALS

     This prospectus offers Variable, qualified annuity Contracts to individuals. These Contracts are issued by Horace Mann Life Insurance Company ("HMLIC") and can be issued as flexible premium Contracts or were issued as single premium Contracts. These Contracts are no longer issued by HMLIC as single premium Contracts. They are issued in connection with retirement plans or arrangements which may qualify for special tax treatment under the Internal Revenue Code of 1986, as amended ("IRC"). Amounts transferred to the HMLIC Separate Account as directed by a participant or Contract Owner are invested in one or more of the Subaccounts (sometimes referred to as Variable investment options or Variable accounts). Each Subaccount purchases shares in a corresponding Underlying Fund. The Underlying Funds are:


Large Company Stock Funds
      Large Blend

            JPMorgan U.S. Large Cap Core Equity Portfolio
            Fidelity VIP Growth & Income Portfolio SC 2
            Wilshire 5000 Index Portfolio(1)
            Fidelity VIP Index 500 Portfolio SC 2

      Large Growth

            Fidelity VIP Growth Portfolio SC 2
            AllianceBernstein Premier Growth Portfolio
            Wilshire Large Company Growth Portfolio(1)

      Large Value
            Horace Mann Equity Fund
            Horace Mann Socially Responsible Fund
            Davis Value Portfolio
            Wilshire Large Company Value Portfolio
Mid-Size Company Stock Funds
      Mid Blend

            Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares Fidelity VIP Mid Cap Portfolio SC 2
            Rainier Small/Mid Cap Equity Portfolio

      Mid Growth

            Delaware VIP Growth Opportunities Series
            Lord Abbett Insurance Series Growth/Opportunities
            Putnam VT Vista Fund (IB Shares)

            Strong Mid Cap Growth Fund II
      Mid Value
            Ariel Appreciation Fund
            Strong Opportunity Fund II
Small Company Stock Funds
      Small Blend

            Goldman Sachs VIT Core Small Cap Equity Fund
            T. Rowe Price Small-Cap Stock Fund -- Advisor Class
            Neuberger Berman Genesis Fund -- Advisor Class

      Small Growth

            Horace Mann Small Cap Growth Fund
            Credit Suisse Small Cap Growth Portfolio
            Delaware VIP Trend Series
            Wilshire Small Company Growth Portfolio

      Small Value
            Ariel Fund

            Royce Capital Fund Small-Cap Portfolio
            T. Rowe Price Small-Cap Value Fund -- Advisor Class
            Wilshire Small Company Value Portfolio

International Stock Funds
            Horace Mann International Equity Fund
            Fidelity VIP Overseas Portfolio SC 2
Balanced Fund
            Horace Mann Balanced Fund
Bond Funds
            Horace Mann Income Fund
            Horace Mann Short-Term Investment Fund
            Fidelity VIP High Income Portfolio SC 2
            Fidelity VIP Investment Grade Bond Portfolio SC 2


(1) For Contracts issued prior to September 5, 2000, the Subaccounts of the HMLIC Separate Account invest in the Institutional Class of shares of each Fund. For Contracts issued on or after September 5, 2000, the Subaccounts invest in the Investment Class of shares of each Fund.

     This Prospectus sets forth the information an investor should know before investing and should be kept for future reference. Additional information about the HMLIC Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 2004. The Statement of Additional Information is incorporated by reference and is available upon request, without charge. You may obtain the Statement of Additional Information by writing to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile ("FAX") transmission to (217) 527-2307 or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free). The table of contents of the Statement of Additional Information appears on page 60 of this Prospectus.

     The Securities and Exchange Commission maintains a website
(http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information that the HMLIC Separate Account files electronically with the Securities and Exchange Commission.


             THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
 OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE ANNUITIES OFFERED BY HMLIC ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THEY ARE NOT DEPOSITS OF, OBLIGATIONS OF OR GUARANTEED BY
     ANY BANK. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
                           PRINCIPAL AMOUNT INVESTED.


                   The date of this Prospectus is May 1, 2004.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----

DEFINITIONS                                                                   5
SUMMARY                                                                       6
TABLE OF ANNUAL OPERATING EXPENSES                                            9
CONDENSED FINANCIAL INFORMATION                                              13
HORACE MANN LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT AND
  THE UNDERLYING FUNDS                                                       19
    Horace Mann Life Insurance Company                                       19
    The Separate Account                                                     19
    The Underlying Funds                                                     19
THE CONTRACT(S)                                                              27
    Contract Owners' Rights                                                  27
    Purchasing the Contract                                                  27
    Purchase Payments                                                        28
       Amount and Frequency of Purchase Payments                             28
       Allocation of Purchase Payments                                       28
       Accumulation Units and Accumulation Unit Value                        28
    Transactions                                                             29
        Transfers                                                            29
        Dollar Cost Averaging                                                29
        Rebalancing                                                          30
        Changes to Purchase Payment Allocations                              30
        Market Timing                                                        31
        Surrender or Withdrawal Before Commencement of Annuity Period        31
        Deferment                                                            32
        Confirmations                                                        32
    Deductions and Expenses                                                  32
        Annual Maintenance Charge                                            32
        Mortality and Expense Risk Fee                                       33
        Surrender Charges                                                    33
        Operating Expenses of the Underlying Funds                           33
        Premium Taxes                                                        33
    Death Benefit Proceeds                                                   33
    Income Payments                                                          34
    Income Payment Options                                                   34
    Amount of Fixed and Variable Income Payments                             35
    Misstatement of Age                                                      37
    Modification of the Contract                                             37
INDIVIDUAL PRODUCT INFORMATION                                               38
TAX CONSEQUENCES                                                             55
    Separate Account                                                         55
    Contract Owners                                                          55
        Contribution Limitations and General Requirements Applicable
          to Qualified Contracts                                             55
    Taxation of Contract Benefits                                            57
    Tax Penalties                                                            58
VOTING RIGHTS                                                                59
OTHER INFORMATION                                                            59
ADDITIONAL INFORMATION                                                       60


     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE CONTRACTS OFFERED BY THIS PROSPECTUS IN ANY STATE TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH STATE.

DEFINITIONS
--------------------------------------------------------------------------------

     ACCUMULATION UNIT: A unit of measurement used to determine the value of a Contract Owner's interest in a Subaccount before Annuity Payments begin.

     ACCUMULATION UNIT VALUE: The value of an Accumulation Unit on any Valuation Date.


     ANNUITANT: The recipient of Income Payments.


     ANNUITY PAYMENTS: A series of payments that may be for life; for life with a guaranteed number of payments; for the joint lifetimes of the Annuitant and another person, and thereafter, during the lifetime of the survivor; or for some fixed period. A fixed annuity provides a series of payments that will be substantially equal in amount throughout the Annuity Period. A fixed annuity does not participate in the investment experience of any Subaccount. A Variable annuity provides a series of payments that vary in amount depending upon the investment experience of the Subaccount(s) selected by the Contract Owner.

     ANNUITY PERIOD: The period during which Income Payments are made to the Annuitant or the last surviving joint Annuitant, if any.

     ANNUITY UNIT: A unit of measurement used in determining the amount of a Variable Annuity Payment during the Annuity Period.

     CONTRACT: This Prospectus offers Variable annuity Contracts to individuals as flexible premium Contracts. The term "Contract" in this prospectus generally will be used to describe Contracts issued to individuals.

     CONTRACT OWNER: The individual to whom the Contract is issued.

     CONTRACT YEAR: A year measured from the date a Contract was issued to an individual Contract Owner and each anniversary of this date.

     FIXED CASH VALUE: The dollar value of the fixed account under the Contract prior to the time Annuity Payments begin.

     MATURITY DATE: The date Annuity Payments begin. The individual Contracts offered by this prospectus describe the criteria for determining Maturity Dates.

     In addition, Qualified Plans often place certain limitations upon election of a Maturity Date. Generally, distributions under Qualified Plans (except Roth
IRAs) must begin by April 1 following the calendar year in which the Contract Owner reaches age 70 1/2. See "The Contract -- Required Minimum Distribution."

     MUTUAL FUND(S): Open-end management investment companies in which the assets of the Subaccount(s) will be invested. These companies are generally registered under the Investment Company Act of 1940.

     NET PURCHASE PAYMENT: The balance of each purchase payment received by HMLIC after deducting any applicable premium taxes, or the balance of any transfer amount from other Subaccounts after any applicable charges.

     QUALIFIED PLAN: The term "Qualified Plan" in this prospectus will be used to describe the following Contracts: IRC Section 403(b) tax sheltered annuity ("403(b) Contract"); IRC Section 408 individual retirement annuity ("IRA"); IRC
Section 408A Roth IRA; IRC Section 408(p) simple retirement annuity ("SIMPLE"); IRC Section 408(k) simplified employee pension ("SEP"); IRC Section 457(b) eligible governmental plan annuity ("457(b) Contract"); and IRC 401 qualified annuity.

     SCHEDULED UPDATE: The date the Contract investment period and current interest rate of the fixed account are updated, if applicable.

     SEPARATE ACCOUNT: The Horace Mann Life Insurance Company Separate Account, a segregated Variable investment account consisting of Subaccounts each of which invests in a corresponding Underlying Fund. The Separate Account was established by HMLIC under Illinois law and is registered as a unit investment trust under the Investment Company Act of 1940.

     SUBACCOUNT: A division of the Separate Account which invests in shares of the corresponding Underlying Fund.


     SURRENDER CHARGE: Also called a "contingent deferred sales charge". An amount kept by HMLIC if a withdrawal is made or if the Contract is surrendered. The charge is intended to compensate HMLIC for the cost of selling the Contract.

     TOTAL ACCUMULATION VALUE: The sum of the Fixed Cash Value and the Variable Cash Value prior to the time Annuity Payments begin.

     UNDERLYING FUNDS: All Mutual Funds listed in this document that are available for investment by the Separate Account.

     VALUATION DATE: The Valuation Date ends at 3:00 p.m. Central time or the close of the New York Stock Exchange ("NYSE") if earlier. No valuations are made for any day that the NYSE is closed.

     VALUATION PERIOD: The period from the end of a Valuation Date to the end of the next Valuation Date, excluding the day the period begins and including the day it ends.

     VARIABLE: The values vary based on the investment performance of the Subaccount(s) selected.

     VARIABLE CASH VALUE: The dollar value of the Separate Account investment options under the Contract prior to the time annuity Income Payments begin.

SUMMARY
--------------------------------------------------------------------------------

     This summary is intended to provide a brief overview of the more significant aspects of the Contract(s). Further information can be found elsewhere in this Prospectus, in the Separate Account Statement of Additional Information and in the Contract(s). This Prospectus is intended to serve as a disclosure document for the Variable portion of the Contracts only. For information regarding the fixed portion, refer to the Contract(s).

     Detailed information about the Underlying Funds is contained in each Underlying Fund's Prospectus and in each Underlying Fund's Statement of Additional Information.

     The expenses for the Underlying Funds, including advisory and management fees, are found in each Underlying Fund's Prospectus.


WHAT IS THE "SEPARATE ACCOUNT"?


     The Separate Account segregates assets dedicated to the Variable portion of the Contracts offered herein. The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. The Separate Account consists of Subaccounts, each investing in shares of a corresponding Underlying Fund.

WHO MAY PURCHASE THE CONTRACT OFFERED BY THIS PROSPECTUS?

     Individuals may purchase the Variable flexible premium annuity, but may no longer purchase the single premium annuity. The Contracts offered by this prospectus are Qualified Plans.

     The Contracts are offered and sold by HMLIC through its licensed life insurance sales personnel. These insurance sales personnel are registered representatives of Horace Mann Investors, Inc. ("HM Investors"). In addition, the Contracts may be offered and sold through independent agents and other broker/dealers. HM Investors is a broker/dealer registered under the Securities and Exchange Act of 1934. HMLIC has entered into a distribution agreement with HM Investors. HM Investors is a member of the National Association of Securities Dealers, Inc. ("NASD").

WHAT ARE MY INVESTMENT CHOICES?

     You may have money allocated to or invested in no more than 24 Subaccounts at any one time.

     (A) SEPARATE ACCOUNT

     Includes Subaccounts each of which invests in one of the following Underlying Funds:


LARGE COMPANY STOCK FUNDS
     Large Blend

         JPMorgan U.S. Large Cap Core Equity Portfolio
         Fidelity VIP Growth & Income Portfolio SC 2
         Wilshire 5000 Index Portfolio(1)
         Fidelity VIP Index 500 Portfolio SC 2

     Large Growth

         Fidelity VIP Growth Portfolio SC 2
         AllianceBernstein Premier  Growth Portfolio
         Wilshire Large Company Growth Portfolio(1)

     Large Value
         Horace Mann Equity Fund
         Horace Mann Socially Responsible Fund
         Davis Value Portfolio
         Wilshire Large Company Value Portfolio

MID-SIZE COMPANY STOCK FUNDS
     Mid Blend

         Dreyfus Investment Portfolio: Mid Cap Stock Funds - Service Shares Fidelity VIP Mid Cap Portfolio SC 2
         Rainier Small/Mid Cap Equity Portfolio

     Mid Growth

         Delaware VIP Growth Opportunities Series
         Lord Abbett Insurance Series Growth/Opportunities
         Putnam VT Vista Fund (IB Shares)
         Strong Mid Cap Growth Fund II(3)

     Mid Value

         Ariel Appreciation Fund(2)
         Strong Opportunity Fund II(3)

SMALL COMPANY STOCK FUNDS
     Small Blend

         Goldman Sachs VIT Core Small Cap Equity Fund
         T. Rowe Price Small-Cap Stock Fund -- Advisor Class(3)
         Neuberger Berman Genesis Fund -- Advisor Class

     Small Growth

         Horace Mann Small Cap Growth Fund
         Credit Suisse Small Cap Growth Portfolio(3)
         Delaware VIP Trend Series
         Wilshire Small Company Growth Portfolio

     Small Value
         Ariel Fund(2)

         Royce Capital Fund Small-Cap Portfolio
         T. Rowe Price Small-Cap Value Fund -- Advisor Class(3)
         Wilshire Small Company Value Portfolio

INTERNATIONAL STOCK FUNDS
         Horace Mann International Equity Fund
         Fidelity VIP Overseas Portfolio SC 2

BALANCED FUND
         Horace Mann Balanced Fund

BOND FUNDS
         Horace Mann Income Fund
         Horace Mann Short-Term Investment Fund
         Fidelity VIP High Income Portfolio SC 2
         Fidelity VIP Investment Grade Bond Portfolio SC 2


     (1) For Contracts issued prior to September 5, 2000, the Subaccounts of the Horace Mann Separate Account invest in the Institutional Class of shares of each Fund. For Contracts issued on or after September 5, 2000, the Subaccounts invest in the Investment Class of shares of each Fund.

     (2)  This Fund is not available as an investment option for a 457(b)
          Contract.

     (3) On and after June 1, 2004, new Contracts may not have allocations to the following Subaccounts, and existing Contracts may not begin or increase allocations to the following Subaccounts or START ANY NEW TRANSFERS OF MONEY to the following Subaccounts:

               Strong Mid Cap Growth Fund
               T. Rowe Price Small Cap Stock Fund
               Strong Opportunity Fund
               Credit Suisse Small Cap Growth
               T. Rowe Price Small Cap Value Fund

     (B) FIXED ACCOUNT (SEE THE CONTRACT)

WHEN CAN I TRANSFER BETWEEN ACCOUNTS?

     At any time before the Contract's Maturity Date, amounts may be transferred from one Subaccount to another, and to and from the fixed account of the Contract. Transfers from the fixed account of the Contract into a Subaccount could be subject to certain charges if the transferred amount is withdrawn or surrendered. For complete details see "The Contract -- Transactions -- Transfers."

MAY I WITHDRAW ALL OR PART OF THE CONTRACT VALUE BEFORE THE MATURITY DATE?

     Unless restricted by his or her retirement plan or by the IRC, a Contract Owner may at any time before the Maturity Date surrender his or her Contract in whole or withdraw in part for cash. Each surrender or partial withdrawal is processed on the basis of the value of an Accumulation Unit of the Subaccount(s) from which the value is being surrendered or withdrawn. Surrenders and withdrawals may be subject to Surrender Charges as described in "Deductions and Expenses -- Surrender Charges."

WHAT ARE THE CHARGES OR DEDUCTIONS?

     Contracts may be subject to deductions for applicable state or local government premium taxes. Premium taxes presently range from 0% to 3.5%.

     A mortality and expense risk fee (M&E Fee) is deducted from the Separate Account. This fee is computed on a daily basis and will not exceed an annual rate of 1.25% of the daily net assets of the Separate Account.


     A fixed annual maintenance charge that may not exceed $25 is assessed against the Contract on each anniversary, unless the Contract value equals or exceeds $10,000, in which case such charge is waived.

     No deduction for sales expense is charged on purchase payments, but a decreasing Surrender Charge is assessed against certain withdrawals and surrenders. The charge is deducted from the Contract Owner's value in the Subaccount(s) from which the withdrawal is made. See "The Contract -- Transactions -- Surrender or Withdrawal Before Commencement of Annuity Period."

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THIS CONTRACT?

     The IRC provides penalties for premature distributions under various retirement plans. Values may not be withdrawn from Section 403(b) or Section 457(b) Contracts except under certain circumstances. See "Tax Consequences." These Contracts might not be suitable for short-term investment. See "The Contract -- Transactions -- Surrender or Withdrawal Before Commencement of Annuity Period."

IF I RECEIVE MY CONTRACT AND AM DISSATISFIED, MAY I RETURN IT?

     Subject to various state insurance laws, generally the Contract Owner may return the Contract to HMLIC within 15 to 30 days of receipt of the Contract. HMLIC will refund the greater of the premium contributions or the market value of the assets purchased by payments paid to the Separate Account as of the date the request was received less any taxes, if applicable.

WHEN CAN I BEGIN RECEIVING ANNUITY PAYMENTS, AND WHAT OPTIONS ARE AVAILABLE?

     Payments will begin on the Maturity Date set by the terms of your Contract. Variable Annuity Payments are made in monthly installments. An optional Maturity Date and various income payment options are available under the Contract.

     Annuity Payments may be fixed or Variable or a combination of fixed and Variable payments. The following options are available for receiving Income
Payments:

     Life Annuity with or without Certain Period, Joint and Survivor Life Annuity, Income for Fixed Period, Income for Fixed Amount and Interest Income Payments.

TABLE OF ANNUAL OPERATING EXPENSES
--------------------------------------------------------------------------------


     The following tables describe the maximum fees and expenses that you may pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract or transfer cash value between investment options. State premium taxes may also be deducted. To determine the Contract you own, look in the bottom left hand corner of your Contract for the form number. This is the number referenced below the product name in the following tables. If you are in the process of purchasing a Contract, ask your registered representative which Contract you are purchasing.


HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT
CONTRACT OWNER TRANSACTION EXPENSES:(1)

                                                                                                        VARIABLE        VARIABLE
                                        ANNUITY         ANNUITY         ANNUITY           NEW          RETIREMENT      RETIREMENT
                                      ALTERNATIVES   ALTERNATIVES 2  ALTERNATIVES 2    SOLUTIONS        ANNUITY          ANNUITY
                                      (IC-408000)     (IC-437000)     (IC-438000)     (IC-441000)     (IC-417000)      (IC-418000)
Surrender Fees (as a percentage of
  amount surrendered, if applicable)       8%              8%              8%              8%              5%              5%

                                    HIGH CASH VALUE HIGH CASH VALUE HIGH CASH VALUE HIGH CASH VALUE HIGH CASH VALUE  HIGH CASH VALUE
                                      (IC-426000)     (IC-427000)     (IC-428000)     (IC-429000)     (IC-430000)      (IC-431000)
                                      -----------     -----------     -----------     -----------     -----------      -----------
Surrender Fees
  (as a percentage of amount
  surrendered, if applicable)              7%              6%              6%              7%              6%              6%

(1) Premium taxes, currently ranging between 0% and 3.5%, are not included. The rate of the premium tax varies depending upon the state of residence, and not all states impose premium taxes. Taxes are deducted at the time of purchase.


     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying
Fund fees and expenses.

                                                                                                        VARIABLE        VARIABLE
                                        ANNUITY         ANNUITY         ANNUITY           NEW          RETIREMENT      RETIREMENT
                                      ALTERNATIVES   ALTERNATIVES 2  ALTERNATIVES 2    SOLUTIONS        ANNUITY          ANNUITY
                                      (IC-408000)     (IC-437000)     (IC-438000)     (IC-441000)     (IC-417000)      (IC-418000)

Annual Contract Fee(1)                       $25           $25             $25             $25             $25              $25
Separate Account Annual Expenses

  (as a percentage of average
  account value)
     Mortality and Expense Risk Fees         1.25%         1.25%           1.25%           1.25%           1.25%            1.25%
     Account Fees and Expenses                  0%            0%              0%              0%              0%               0%
Total Separate Account
  Annual Expenses                            1.25%         1.25%           1.25%           1.25%           1.25%            1.25%

                                    HIGH CASH VALUE HIGH CASH VALUE HIGH CASH VALUE HIGH CASH VALUE HIGH CASH VALUE  HIGH CASH VALUE
                                      (IC-426000)     (IC-427000)     (IC-428000)     (IC-429000)     (IC-430000)      (IC-431000)
                                      -----------     -----------     -----------     -----------     -----------      -----------

Annual Contract Fee(1)                      $0              $0              $0              $0              $0               $0
Separate Account Annual Expenses

  (as a percentage of average
  account value)

     Mortality and Expense Risk Fees       0.95%           0.95%           0.95%           0.95%           0.95%            0.95%
     Account Fees and Expenses                0%              0%              0%              0%              0%               0%

Total Separate Account
  Annual Expenses                          0.95%           0.95%           0.95%           0.95%           0.95%            0.95%

(1) The annual contract fee is waived if the Contract value equals or exceeds $10,000.

     The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund.

TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES              MINIMUM    MAXIMUM
(expenses that are deducted from Underlying Fund assets,
 including management fees, distribution and/or service
(12b-1) fees, and other expenses)                             0.60%      3.11%


EXAMPLE


     This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses.

     The Example assumes that you invest $10,000 in the Contract for the time periods indicated.(1) The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Underlying Funds as of December 31, 2003. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        ANNUITY ALTERNATIVES (IC-408000)


     If you surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
     $1,237               $1,916                $2,394                $4,445

     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
      $432                $1,304                $2,187                $4,445


                ANNUITY ALTERNATIVES 2 (IC-437000 AND IC-438000)


     If you surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
     $1,237               $1,916                $2,394                $4,445

     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
      $432                $1,304                $2,187                $4,445


                            NEW SOLUTIONS (IC-441000)


     If you surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
     $1,237               $1,916                $2,600                $4,445

     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
      $432                $1,304                $2,187                $4,445


              VARIABLE RETIREMENT ANNUITY (IC-417000 AND IC-418000)


     If you surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
      $935                $1,610                $2,290                $4,445

     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
      $432                $1,304                $2,187                $4,445

                           HIGH CASH VALUE (IC-426000)


     If you surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
     $1,109               $1,734                $2,576                $4,202

     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
      $403                $1,220                $2,052                $4,202


                           HIGH CASH VALUE (IC-429000)


     If you surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
     $1,109               $1,734                $2,366                $4,202

     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
      $403                $1,220                $2,052                $4,202


                    HIGH CASH VALUE (IC-427000 AND IC-428000)


     If you surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
     $1,008               $1,734                $2,576               $4,202

     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
      $403                $1,220                $2,052                $4,202


                    HIGH CASH VALUE (IC-430000 AND IC-431000)


     If you surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
     $1,008               $1,631                $2,261               $4,202

     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:

     1 YEAR               3 YEARS               5 YEARS              10 YEARS
     ------               -------               -------              --------
      $403                $1,220                $2,052                $4,202

(1) Because the Example assumes a $10,000 investment, the Example does not include the annual contract fee of $25 which is waived if the Contract value equals or exceeds $10,000.

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

     The following information is taken from the Separate Account financial statements. The financial statements and reports are contained in the Annual Report for the Separate Account and are incorporated herein by reference and may be obtained by calling or writing HMLIC. The Horace Mann Equity Fund commenced operations on May 21, 1957. The Horace Mann Income Fund, Balanced Fund and Short-Term Investment Fund each commenced operations on January 1, 1983. The Horace Mann Small Cap Growth Fund, Horace Mann International Equity Fund and Horace Mann Socially Responsible Fund each commenced operations on March 10, 1997. The Wilshire 5000 Index Portfolio and the Wilshire Large Company Growth Portfolio were added to the Separate Account on May 1, 2000. The Ariel Fund and the Ariel Appreciation Fund were added to the Separate Account on May 1, 2001. The Delaware VIP Growth Opportunities Series, Royce Capital Fund Small-Cap Portfolio, Lord Abbett Insurance Series Growth/Opportunities, Goldman Sachs VIT Core Small Cap Equity Fund, Delaware VIP Trend Series and Dreyfus Investment
Portfolio: Mid Cap Stock Fund - Service Shares are not included below because they were not added to the Separate Account until May 1, 2004. All other Underlying Funds not specified above were added to the Separate Account on August 9, 2000.

                                                                           ACCUMULATION         ACCUMULATION   # ACCUMULATION UNITS
                                                                            UNIT VALUE           UNIT VALUE         OUTSTANDING

                                                            YEAR           BEGINNING OF            END OF             END OF

SUBACCOUNT                                                  ENDED             PERIOD               PERIOD             PERIOD
----------                                                  -----             ------               ------             ------
JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO             12/31/03      $        9.65        $       12.22              915,270

                                                          12/31/02              12.97                 9.65              690,067
                                                          12/31/01              14.90                12.97              431,258
                                                          12/31/00             17.33*                14.90              123,796


FIDELITY VIP GROWTH & INCOME PORTFOLIO SC 2               12/31/03      $       11.23        $       13.69              535,029
                                                          12/31/02              13.67                11.23              357,213
                                                          12/31/01              15.20                13.67              230,640
                                                          12/31/00             16.03*                15.20               53,980

WILSHIRE 5000 INDEX PORTFOLIO
   INSTITUTIONAL CLASS                                    12/31/03      $        7.15        $        9.19            1,873,756
                                                          12/31/02               9.18                 7.15            1,773,671
                                                          12/31/01              10.47                 9.18            1,735,539
                                                          12/31/00             11.19*                10.47            1,419,973

INVESTMENT CLASS                                          12/31/03      $        7.07        $        9.05              541,013
                                                          12/31/02               9.08                 7.07              365,881
                                                          12/31/01              10.38                 9.08              213,861
                                                          12/31/00             12.23*                10.38               40,024

FIDELITY VIP INDEX 500 PORTFOLIO SC 2                     12/31/03      $       98.66        $      124.84              211,435
                                                          12/31/02             128.86                98.66              151,544
                                                          12/31/01             148.95               128.86               93,943
                                                          12/31/00            171.04*               148.95               32,999

FIDELITY VIP GROWTH PORTFOLIO SC 2                        12/31/03      $       24.28        $       31.79              771,644
                                                          12/31/02              35.28                24.28              595,943
                                                          12/31/01              43.48                35.28              404,152
                                                          12/31/00             53.82*                43.48              161,937

ALLIANCEBERNSTEIN PREMIER  GROWTH PORTFOLIO               12/31/03      $       17.71        $       21.59              676,885
                                                          12/31/02              25.94                17.71              522,390
                                                          12/31/01              31.81                25.94              357,364
                                                          12/31/00             41.57*                31.81              130,232


WILSHIRE LARGE COMPANY GROWTH PORTFOLIO
   INSTITUTIONAL CLASS                                    12/31/03      $       23.62        $       29.59              652,842
                                                          12/31/02              30.49                23.62              598,775
                                                          12/31/01              36.90                30.49              587,742
                                                          12/31/00             41.22*                36.90              451,094

                                                                           ACCUMULATION         ACCUMULATION   # ACCUMULATION UNITS
                                                                            UNIT VALUE           UNIT VALUE         OUTSTANDING
                                                            YEAR           BEGINNING OF            END OF             END OF
SUBACCOUNT                                                  ENDED             PERIOD               PERIOD             PERIOD
----------                                                  -----             ------               ------             ------
INVESTMENT CLASS                                          12/31/03      $       23.32        $       29.13              228,018
                                                          12/31/02              30.18                23.32              160,285
                                                          12/31/01              36.63                30.18               99,528
                                                          12/31/00             46.36*                36.63               16,962

HORACE MANN EQUITY FUND                                   12/31/03      $       15.68        $       19.76           15,075,890
                                                          12/31/02              19.70                15.68           15,849,770
                                                          12/31/01              20.82                19.70           17,361,722
                                                          12/31/00              22.10                20.82           18,713,068
                                                          12/31/99              22.97                22.10           23,693,305
                                                          12/31/98              21.62                22.97           24,141,182
                                                          12/31/97              17.74                21.62           21,736,131
                                                          12/31/96              14.33                17.74           18,086,814
                                                          12/31/95              10.88                14.33           14,363,155
                                                          12/31/94              11.03                10.88           12,072,982

HORACE MANN SOCIALLY RESPONSIBLE FUND                     12/31/03      $       11.70        $       14.85            4,740,058
                                                          12/31/02              13.70                11.70            4,803,270
                                                          12/31/01              14.96                13.70            4,970,814
                                                          12/31/00              13.92                14.96            4,767,452
                                                          12/31/99              13.00                13.92            3,893,389
                                                          12/31/98              12.00                13.00            2,430,089
                                                          12/31/97               9.85                12.00              698,226

DAVIS VALUE PORTFOLIO                                     12/31/03      $        8.11        $       10.40              486,125
                                                          12/31/02               9.80                 8.11              384,920
                                                          12/31/01              11.08                 9.80              333,527
                                                          12/31/00             11.58*                11.08              134,363

WILSHIRE LARGE COMPANY VALUE PORTFOLIO                    12/31/03      $       17.02        $       21.61              611,659
                                                          12/31/02              20.83                17.02              472,191
                                                          12/31/01              21.34                20.83              266,320
                                                          12/31/00             19.91*                21.34               23,435

FIDELITY VIP MID CAP PORTFOLIO SC 2                       12/31/03      $       17.16        $       23.43              798,274
                                                          12/31/02              19.31                17.16              674,016
                                                          12/31/01              20.25                19.31              551,984
                                                          12/31/00             20.11*                20.25              231,555

RAINIER SMALL/MID CAP EQUITY PORTFOLIO                    12/31/03      $       20.87        $       30.15              247,172
                                                          12/31/02              26.42                20.87              194,166
                                                          12/31/01              27.84                26.42              135,479
                                                          12/31/00             30.39*                27.84               51,884

PUTNAM VT VISTA FUND  (IB SHARES)                         12/31/03      $        8.79        $       11.56              431,300
                                                          12/31/02              12.82                 8.79              375,227
                                                          12/31/01              19.52                12.82              326,406
                                                          12/31/00             25.13*                19.52              146,933

STRONG MID CAP GROWTH FUND II                             12/31/03      $       10.86        $       14.40              443,966
                                                          12/31/02              17.61                10.86              371,269
                                                          12/31/01              25.76                17.61              279,260
                                                          12/31/00             35.99*                25.76              131,868

                                                                           ACCUMULATION         ACCUMULATION   # ACCUMULATION UNITS
                                                                            UNIT VALUE           UNIT VALUE         OUTSTANDING
                                                            YEAR           BEGINNING OF            END OF             END OF
SUBACCOUNT                                                  ENDED             PERIOD               PERIOD             PERIOD
----------                                                  -----             ------               ------             ------
ARIEL APPRECIATION FUND                                   12/31/03      $       33.22        $       42.98              612,277
                                                          12/31/02              37.51                33.22              411,440
                                                          12/31/01             31.01*                37.51              115,976

STRONG OPPORTUNITY FUND II                                12/31/03      $       18.96        $       25.67              298,172
                                                          12/31/02              26.24                18.96              254,365
                                                          12/31/01              27.60                26.24              169,801
                                                          12/31/00             28.55*                27.60               47,165

T. ROWE PRICE SMALL-CAP STOCK
   FUND-- ADVISOR CLASS                                   12/31/03      $       23.60        $       30.79              349,073
                                                          12/31/02              27.92                23.60              280,393
                                                          12/31/01              26.52                27.92              172,268
                                                          12/31/00             26.99*                26.52               47,164

NEUBERGER BERMAN GENESIS FUND --
   ADVISOR CLASS                                          12/31/03      $       18.30        $       23.74              513,797
                                                          12/31/02              19.14                18.30              409,931
                                                          12/31/01              17.35                19.14              228,309
                                                          12/31/00             15.84*                17.35               14,507

HORACE MANN SMALL CAP GROWTH FUND                         12/31/03      $        7.33        $       11.52            4,507,783
                                                          12/31/02              12.16                 7.33            4,361,425
                                                          12/31/01              17.54                12.16            4,399,005
                                                          12/31/00              19.92                17.54            4,284,826
                                                          12/31/99              11.61                19.92            2,619,220
                                                          12/31/98              11.10                11.61            2,103,641
                                                          12/31/97               9.59                11.10            1,284,537

C.S. SMALL CAP GROWTH PORTFOLIO                           12/31/03      $       11.61        $       17.03              236,965
                                                          12/31/02              17.73                11.61              207,449
                                                          12/31/01              21.37                17.73              165,082
                                                          12/31/00             27.32*                21.37               76,760

WILSHIRE SMALL COMPANY GROWTH
   PORTFOLIO                                              12/31/03      $       12.96        $       17.54               92,724
                                                          12/31/02              15.23                12.96               65,352
                                                          12/31/01              15.87                15.23               28,130
                                                          12/31/00             17.80*                15.87                8,061

ARIEL FUND                                                12/31/03      $       35.70        $       45.16              376,980
                                                          12/31/02              38.12                35.70              255,196
                                                          12/31/01             34.63*                38.12               65,549

T. ROWE PRICE SMALL-CAP VALUE FUND --
   ADVISOR CLASS                                          12/31/03      $       24.49        $       32.96              397,645
                                                          12/31/02              25.32                24.49              314,495
                                                          12/31/01              21.02                25.32              151,942
                                                          12/31/00             20.52*                21.02               16,331

WILSHIRE SMALL COMPANY VALUE
   PORTFOLIO                                              12/31/03      $       14.43        $       19.45              122,082
                                                          12/31/02              15.88                14.43              115,069
                                                          12/31/01              13.72                15.88               80,507
                                                          12/31/00             12.31*                13.72                5,138

HORACE MANN INTERNATIONAL EQUITY
   FUND                                                   12/31/03      $        8.16        $       10.68            3,072,915
                                                          12/31/02              10.47                 8.16            2,970,500

                                                                           ACCUMULATION         ACCUMULATION   # ACCUMULATION UNITS
                                                                            UNIT VALUE           UNIT VALUE         OUTSTANDING
                                                            YEAR           BEGINNING OF            END OF             END OF
SUBACCOUNT                                                  ENDED             PERIOD               PERIOD             PERIOD
----------                                                  -----             ------               ------             ------
                                                          12/31/01              14.39                10.47            2,935,800
                                                          12/31/00              17.67                14.39            2,650,938
                                                          12/31/99              11.72                17.67            1,187,606
                                                          12/31/98               9.98                11.72              696,337
                                                          12/31/97               9.74                 9.98              464,676

FIDELITY VIP OVERSEAS PORTFOLIO SC 2                      12/31/03      $       12.18        $       17.21              430,503
                                                          12/31/02              15.50                12.18              308,350
                                                          12/31/01              19.91                15.50              209,742
                                                          12/31/00             23.13*                19.91               70,810

HORACE MANN BALANCED FUND                                 12/31/03      $       15.74        $       18.59           14,094,671
                                                          12/31/02              17.39                15.74           14,804,752
                                                          12/31/01              17.36                17.39           16,254,478
                                                          12/31/00              17.41                17.36           17,553,416
                                                          12/31/99              17.83                17.41           22,621,955
                                                          12/31/98              16.78                17.83           23,286,358
                                                          12/31/97              14.28                16.78           22,095,620
                                                          12/31/96              12.22                14.28           20,098,949
                                                          12/31/95               9.75                12.22           17,804,536
                                                          12/31/94               9.97                 9.75           15,666,817

HORACE MANN INCOME FUND                                   12/31/03      $       15.39        $       16.30            1,210,705
                                                          12/31/02              14.29                15.39            1,187,910
                                                          12/31/01              13.27                14.29              936,292
                                                          12/31/00              12.34                13.27              827,539
                                                          12/31/99              12.70                12.34            1,034,296
                                                          12/31/98              11.90                12.70            1,060,399
                                                          12/31/97              11.02                11.90              784,296
                                                          12/31/96              10.78                11.02              942,068
                                                          12/31/95               9.49                10.78              938,069
                                                          12/31/94               9.85                 9.49              945,569

HORACE MANN SHORT-TERM INVESTMENT FUND                    12/31/03      $       10.88        $       10.86              427,380
                                                          12/31/02              10.83                10.88              367,360
                                                          12/31/01              10.42                10.83              237,129
                                                          12/31/00               9.97                10.42              205,055
                                                          12/31/99               9.64                 9.97              132,903
                                                          12/31/98               9.30                 9.64              120,651
                                                          12/31/97               8.97                 9.30              122,530
                                                          12/31/96               8.65                 8.97              125,251
                                                          12/31/95               8.34                 8.65              110,931
                                                          12/31/94               8.13                 8.34              125,199

FIDELITY VIP HIGH INCOME PORTFOLIO SC 2                   12/31/03      $        7.23        $        9.06              177,129
                                                          12/31/02               7.09                 7.23               90,168
                                                          12/31/01               8.15                 7.09               57,319
                                                          12/31/00              9.77*                 8.15               32,064

FIDELITY VIP INVESTMENT GRADE BOND SC 2
   PORTFOLIO                                              12/31/03      $       14.56        $       15.10              921,950
                                                          12/31/02              13.39                14.56              677,140
                                                          12/31/01              12.54                13.39              283,612
                                                          12/31/00             11.98*                12.54               24,851

* Inception price on date Underlying Fund was added to the Separate Account, as shown on page 28.


     Financial statements of the Separate Account and of HMLIC are available with the Statement of Additional Information. A copy of the Statement of Additional Information and of the financial statements may be obtained without charge by mailing a written request to HMLIC, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission request to
(217) 527-2307 or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free).

HORACE MANN LIFE INSURANCE COMPANY,
THE SEPARATE ACCOUNT AND
THE UNDERLYING FUNDS

HORACE MANN LIFE INSURANCE COMPANY


     HMLIC, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001 ("HMLIC's Home Office"), is an Illinois stock life insurance company organized in 1949. HMLIC is licensed to do business in 48 states and in the District of Columbia. HMLIC writes individual and group life insurance and annuity contracts on a nonparticipating basis.

     HMLIC is an indirect wholly-owned subsidiary of Horace Mann Educators Corporation ("HMEC"), a publicly-held insurance holding company traded on the NYSE.

THE SEPARATE ACCOUNT


     On October 9, 1965, HMLIC established the Separate Account under Illinois law. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account and each Subaccount are administered and accounted for as a part of the business of HMLIC. However, the income, gains and losses, whether or not realized, of each Subaccount are credited to or charged against the amounts allocated to that Subaccount in accordance with the terms of the Contracts without regard to other income, gains or losses of the remaining Subaccounts or of HMLIC. The assets of the Separate Account may not be charged with liabilities arising out of any other business of HMLIC. All obligations arising under the Contracts, including the promise to make Annuity Payments, are general corporate obligations of HMLIC. Accordingly, all of HMLIC's assets are available to meet its obligations and expenses under the Contracts. While HMLIC is obligated to make payments under the Contracts, the amounts of Variable Annuity Payments are not guaranteed since the payment amounts fluctuate in accordance with the performance of the Subaccounts.

     The Separate Account is divided into Subaccounts. HMLIC uses the assets of each Subaccount to buy shares of the Underlying Funds based on Contract Owner instructions.


THE UNDERLYING FUNDS


     The Underlying Funds are listed below along with their primary investment objectives and a description of the adviser to each Underlying Fund. Detailed information on the Underlying Funds can be found in the current prospectus for each Underlying Fund. Prospectuses for the Underlying Funds should be read carefully in conjunction with this prospectus before investing. A copy of each prospectus may be obtained without charge from HMLIC by calling (800) 999-1030 (toll-free), sending a telefacsimile (FAX) transmission to (217) 527-2307 or writing to HMLIC, P.O. Box 4657, Springfield, IL 62708-4657. You may also access the prospectuses on HMLIC's website at www.horacemann.com in the "Retirement Planning" link.


HORACE MANN MUTUAL FUNDS

     The Horace Mann Mutual Funds ("Trust") is an open-end, diversified, management investment company registered under the Investment Company Act of 1940. The Trust is made up of a series of portfolios ("Horace Mann Funds"). The Trust issues shares of beneficial interest that are continually offered for sale. The Horace Mann Funds, advised by Wilshire Associates Incorporated ("Wilshire"), invest in securities of different issuers and industry classifications in an attempt to spread and reduce the risks inherent in all investing. Wilshire has entered into an agreement with investment subadviser(s) for each of the Horace Mann Funds whereby the subadviser(s) manage the investment and reinvestment of the assets of a fund.

     The primary investment objective of the Horace Mann Equity Fund is long-term capital growth; conservation of principal and production of income are secondary objectives. The Equity Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies. Wellington Management Company, LLP ("Wellington Management"), Alliance Capital Management LP ("Alliance") and Mellon Equity Associates, LLP ("Mellon Equity") serve as the investment subadvisers to the Equity Fund. This fund was referred to as the Growth Fund prior to May 1, 2000.

     The primary investment objective of the Horace Mann Balanced Fund is to realize high long-term total rate of return consistent with prudent investment risks. The Balanced Fund's assets are invested in a mix of common stocks, debt securities and money market instruments through investments in the Equity Fund and Income Fund.


     The primary investment objective of the Horace Mann Income Fund is to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle. The Income Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The fixed income securities in which the Income Fund invests are primarily U.S. investment grade fixed income securities. Western Asset Management Company ("Western Asset"), Western Asset Management Limited ("WAML") and BlackRock Financial Management, Inc ("BlackRock") serve as the investment subadvisers to the Income Fund.


     The primary investment objective of the Horace Mann Short-Term Investment Fund ("Short-Term Fund") is to realize maximum current income to the extent consistent with liquidity. Preservation of principal is a secondary objective. The Short-Term Fund attempts to realize its objectives through investments in short-term debt instruments; it is not a money market fund and does not maintain a stable net asset value per share. Western Asset serves as the investment subadviser to the Short-Term Fund.

     The investment objective of the Horace Mann Small Cap Growth Fund is long-term capital appreciation. The Small Cap Growth Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. The Fund ordinarily invests in small cap equity securities (less than $2.5 billion at the time of investment) which a subadviser believes have earnings growth potential. The Small Cap Growth Fund invests primarily in small cap stocks, which a subadviser considers to have favorable and above-average earnings growth prospects. Accordingly, their stock prices may rise faster, but can also decline more in unfavorable business climates. As a result of these "higher highs" and "lower lows," they are more volatile. BlackRock, Lee Munder Investments Ltd. ("LMIL") and Mazama Capital Management ("Mazama") serve as investment subadvisers to the Small Cap Growth Fund.

     The primary investment objective of the Horace Mann International Equity Fund is long-term capital growth primarily through diversified holding of marketable foreign equity investments. The International Equity Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests primarily in equity securities of established companies, listed on foreign exchanges, which the subadviser believes have favorable characteristics. It may also invest in fixed income securities of foreign governments and companies. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of currency fluctuations, more volatile markets, less securities regulation and political instability. Oechsle International Advisors ("Oechsle") serves as the investment subadviser to the International Equity Fund.


     The investment objective of the Horace Mann Socially Responsible Fund is long-term growth of capital, current income and growth of income. The Socially Responsible Fund invests in a diversified portfolio composed primarily of marketable equity securities including common stocks, preferred stocks and debt securities convertible into common stocks of seasoned U.S. traded companies. Investments in equity securities are limited to issuers which in the subadviser's judgment meet the following criteria:

     1.   Do not produce tobacco products;

     2.   Do not produce alcoholic beverages;

     3.   Do not own and/or operate casinos or manufacture gaming devices;

     4.   Do not produce pornographic materials;

     5. Do not produce nuclear weapons or guidance and/or delivery systems, specifically for nuclear weapons;

     6. By popular standards, maintain non-discriminatory employment practices throughout a company's facilities; and

     7. By popular standards, maintain environmental policies, practices and procedures which are currently acceptable, or which are exhibiting improvement.

     Because this fund invests in companies with socially responsible business practices, it has limitations that may have an adverse impact on performance. Alliance serves as the investment subadviser to the Socially Responsible Fund.

ALLIANCE


     The AllianceBernstein Premier Growth Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The AllianceBernstein Premier Growth Portfolio is a series of the AllianceBernstein Variable Products Series Fund and is advised by Alliance Capital Management.


ARIEL MUTUAL FUNDS


     The investment objective of the Ariel Appreciation Fund is long-term capital appreciation. It seeks this objective through investing primarily in the stocks of medium-sized companies with market capitalizations generally between $2.5 billion and $20 billion at the time of initial purchase. The Ariel Appreciation Fund seeks stocks whose underlying value is currently unrecognized, but should increase over time.

     Similar to the Ariel Appreciation Fund, the investment objective of the Ariel Fund is long-term capital appreciation. It seeks this objective through investing primarily in the stocks of smaller companies with market capitalizations generally between $500 million and $2.5 billion at the time of initial purchase. The Ariel Fund seeks stocks whose underlying value is currently unrecognized, but should increase over time.

     The Ariel Appreciation Fund and the Ariel Fund are both advised by Ariel Capital Management,LLC ("Ariel"). Ariel believes ethical business practices make good investment sense. In the long run, a company that adopts environmentally sound policies will face less government intrusion. A company that fosters community involvement among its employees will inspire community support. Additionally, Ariel believes that a company which cultivates diversity is more likely to attract and retain the best talent and broaden its markets in profitable new directions. Ariel does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products, the generation of nuclear energy or the manufacture of handguns as it believes these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.

CREDIT SUISSE


     The investment objective of the Credit Suisse Small Cap Growth Portfolio is to seek capital growth. To pursue this goal, it invests primarily in equity securities of small U.S. growth companies. Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies. The Portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2003, the market capitalization of the companies in the Russell 2000 Index ranged from $42 million to $2.02 billion. Some companies may outgrow the definition of a small company after the Portfolio has purchased their securities but will continue to be considered small for purposes of the Portfolio's minimum 80% allocation to small-company equities. The Credit Suisse Small Cap Growth Portfolio is a series of Credit Suisse Trust and is advised by Credit Suisse Asset Management, LLC.


DAVIS


     The Davis Value Portfolio's investment objective is to seek long-term growth of capital. Under normal circumstances the Portfolio invests the majority of its assets in equity securities issued by companies with market capitalizations of at least $10 billion that the adviser believes are of high quality and whose shares are selling at attractive prices. The Portfolio's adviser selects stocks with the intention of holding them for the long term. The Davis Value Portfolio is a series of the Davis Variable Account Fund and is advised by Davis Selected Advisers, L.P.

DELAWARE

     The objective of the Delaware VIP Growth Opportunities Series is to seek long-term capital appreciation. The Delaware VIP Growth Opportunities Series invests primarily in securities of medium-sized companies that have established themselves within the industry but still have growth potential. The Series' management team invests in medium-size companies that they believe may offer strong opportunities for capital appreciation and generally less risk than investments in small companies, although mid-cap companies typically have greater risk than large-cap companies. The Delaware VIP Growth Opportunities Series is advised by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirectly wholly owned subsidiary of Delaware Management Holdings, Inc.

     The objective of the Delaware VIP Trend Series is to seek long-term capital appreciation. The Delaware VIP Trend Series invests primarily in stocks of small growth-oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace, and have the fundamental characteristics to support continued growth. The Series' management team seeks to identify changing and dominant trends within the economy, the political arena and our society. The team conducts thorough research on companies, studies demographic changes, follows consumer trends, and limits its stock search to companies it believes have products or services that can capitalize on changes in the marketplace. By focusing on companies in the early stages of their life cycles, the Series strives to capture the greatest potential for growth. The Delaware VIP Trend Series is advised by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirectly wholly owned subsidiary of Delaware Management Holdings, Inc.
DREYFUS

     The Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares seeks investment returns that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index (S&P 400).

     To pursue this goal, the Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares invests at least 80 percent of its assets in midcap stocks. The Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P 400 is a primary goal of the investment process. The Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares' stock investments may include common stocks, preferred stocks, convertible securities and depositary receipts, including those issued in initial public offerings ("IPOs") or shortly thereafter. The Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares is advised by Dreyfus.


FIDELITY INVESTMENTS


     The investment objective of the Fidelity VIP Growth Portfolio Service Class 2 shares is to achieve capital appreciation. The fund invests primarily in common stocks of companies that the adviser believes to have above-average growth potential (stocks of these companies are often called 'growth' stocks). The adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Growth Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Overseas Portfolio Service Class 2 shares is to seek long-term growth of capital. The fund normally invests at least 80% of the fund's assets in non-U.S. securities, primarily common stocks. The investments are allocated across different geographic regions and individual countries. The adviser will consider the size of the market in each country and region relative to the size of the international market as a whole. In buying and selling securities for the fund, the adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Overseas Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP High Income Portfolio Service Class 2 shares is to seek a high level of current income while also considering growth of capital. The adviser normally invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. The fund may also invest in non-income producing securities, including defaulted securities and common stocks and in companies that are in troubled or uncertain financial condition as well as domestic and foreign issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP High Income Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Investment Grade Bond Portfolio Service Class 2 shares is to seek as high a level of current income as is consistent with the preservation of capital. The fund normally invests at least 80% of its total assets in investment-grade debt securities of all types and repurchase agreements for those securities. The adviser uses the Lehman Brother's Aggregate Bond Index as a guide for structuring the fund and selecting its investments and attempts to maintain an overall interest rate risk similar to the index. The adviser allocates assets across different market sectors and maturities and analyzes a security's structural features and current pricing, trading opportunities and the credit quality of its issuer to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Investment Grade Bond Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Mid Cap Portfolio Service Class 2 shares is to seek long-term growth of capital. The fund normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The adviser normally invests the fund's assets primarily in common stocks. The fund may potentially invest in companies with smaller or larger market capitalizations, domestic and foreign issuers and either "growth" stocks, "value" stocks or both. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Mid Cap Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Growth & Income Portfolio Service Class 2 shares is to seek high total return through a combination of current income and capital appreciation. The fund invests primarily in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. It also potentially invests in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation. The fund may potentially invest in domestic and foreign issuers and either "growth" stocks, "value" stocks or both. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Growth & Income Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.


     The investment objective of the Fidelity VIP Index 500 Portfolio is to seek investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500. The fund normally invests at least 80% of its assets in commons stocks included in the S&P 500. Because the adviser may use statistical sampling techniques to attempt to replicate the returns of the S&P 500, the fund may not always hold all of the same securities as the index and may not track the index perfectly. The fund may lend securities to earn income for the fund and the adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Index 500 Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

GOLDMAN SACHS

     The investment objective of the Goldman Sachs VIT Core Small Cap Equity Fund is the long-term growth of capital. The Core portfolio is managed to have similar risk, capitalization, industry exposure, and style characteristics to its benchmark, the Russell 2000, while seeking to add incremental return through better stock selection. The Small Cap Equity Fund uses a broad diversification across the U.S. small-cap stock universe with an advantage of quantitative and qualitative management techniques. The Goldman Sachs VIT Core Small Cap Equity Fund is advised by Goldman Sachs Asset Management, L.P.


JPMORGAN FLEMING

     The investment objective of the JPMorgan U.S. Large Cap Core Equity Portfolio is to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the portfolio invests at least 80% of its Assets in equity investment of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the portfolio's weightings are similar to those of the S&P 500. The portfolio seeks to maintain sector weightings within +/- 3% of the S&P 500. The JPMorgan U.S. Large Cap Core Equity Portfolio is a series of the J.P. Morgan Series Trust II and is advised by J.P. Morgan Investment Management Inc.

LORD ABBETT

     The Lord Abbett Series Fund - Growth Opportunities Portfolio seeks capital appreciation by investing primarily in the stocks of mid-sized U.S. and multinational companies, from which the fund managers expect above-average earnings growth. The fund focuses on mid-sized companies, which historically, have offered better growth prospects than large-cap stocks, are potentially less volatile than a portfolio of small-cap stocks and seeks up-and-coming companies with solid business fundamentals that have the potential to be tomorrow's industry leaders. The Lord Abbett Series Fund - Growth Opportunities Portfolio is advised by Lord, Abbett & Co. LLC.


NEUBERGER BERMAN


     The investment objective of the Neuberger Berman Genesis Fund -- Advisor Class is to seek growth of capital. To pursue this goal, the fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $1.5 billion at the time the fund first invests in them. The fund may continue to hold or add to a position in a stock after it has grown beyond $1.5 billion. The fund seeks to reduce risk by diversifying among many companies and industries. Neuberger Berman Genesis Fund -- Advisor Class is advised by Neuberger Berman Management Inc. and subadvised by Neuberger Berman, LLC.


PUTNAM

     The investment objective of Putnam VT Vista Fund is to seek capital appreciation. The fund invests mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that Putnam Investment Management, LLC ("Putnam Management") believes are fast-growing and whose earnings Putnam Management believes are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. The fund invests mainly in midsized companies. Putnam VT Vista Fund is a series of the Putnam Variable Trust and is advised by Putnam Management.

RAINIER

     The investment objective of the Rainier Small/Mid Cap Equity Portfolio is to seek to maximize long-term appreciation. In pursuing its goal, the Portfolio invests primarily (at least 80% of its assets) in the equity securities of small and mid-capitalization U.S. companies with the prospects of strong earnings growth and attractive overall business fundamentals, selling at reasonable prices. The Rainier Small/Mid Cap Equity Portfolio is advised by Rainier Investment Management, Inc.


ROYCE

     Royce Capital Fund Small-Cap Portfolio uses a disciplined value approach to invest in small-cap companies -- those with market caps below $2 billion. They believe that investors in the Fund should have a long-term investment horizon of at least three-years. The Royce Capital Fund Small-Cap Portfolio is advised by Royce & Associates, LLC.


STRONG

     The investment objective of the Strong Opportunity Fund II is to seek capital growth. The fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's managers believe are underpriced, yet have attractive growth prospects. The managers base the analysis on a company's "Private Market Value" -- the price an investor would be willing to pay for the entire company given its management, financial health and growth potential. The managers determine a company's Private Market Value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation and franchise value. The managers may sell a stock when its price no longer compares favorably with the company's Private Market Value. The Strong Opportunity Fund II is advised by Strong Capital Management Inc.

     The investment objective of the Strong Mid Cap Growth Fund II is to seek capital growth. The fund invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The fund defines "medium-capitalization companies" as those companies with a market capitalization substantially similar to that of companies in the Russell MidCap Index at the time of investment. The fund invests substantially in the technology sector. The fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity or to enhance the fund's return). The fund may utilize an active trading approach. The managers may sell a holding when there is a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity. The Strong Mid Cap Growth Fund II is advised by Strong Capital Management Inc.

T. ROWE PRICE

     The investment objective of the T. Rowe Price Small-Cap Value Fund -- Advisor Class is to seek long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued. Reflecting a value approach to investing, the fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. Normally, the fund will invest at least 80% of its net assets in companies with a market capitalization that is within or below the range of companies in the Russell 2000 Index. The T. Rowe Price Small-Cap Value Fund -- Advisor Class is advised by T. Rowe Price Associates.


     The investment objective of the T. Rowe Price Small-Cap Stock Fund -- Advisor Class is to provide long-term capital growth by investing primarily in stocks of small companies. The fund normally invests at least 80% of its net assets in stocks of companies that havea market capitalization that falls (i) within the range of companies in the Russell 2000 Index or (ii) below the three year average maximum market cap of companies in the index as of December 31 for the three preceding years. . Stock selection may reflect either a growth or value investment approach. The T. Rowe Price Small-Cap Stock Fund -- Advisor Class is advised by T. Rowe Price Associates.

WILSHIRE MUTUAL FUNDS, INC.

     Wilshire Mutual Funds, Inc. ("Wilshire Funds") is an open-end management investment company registered under the Investment Company Act of 1940. The Wilshire Funds are made up of a series of portfolios. The Wilshire Funds issues shares that are continually offered for sale. The Wilshire Funds are advised by Wilshire Associates Incorporated.

     The investment objective of the Wilshire Large Company Growth Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the large company growth sub-category of the Wilshire 5000 Index. The Wilshire Large Company Growth Portfolio focuses on the large company segment of the U.S. equity market and invests in companies with above average earnings or sales growth histories and retention of earnings. Often such companies will have above average price/earnings ratios. The Wilshire Large Company Growth Portfolio primarily invests in stocks of companies with the largest market capitalizations (extending down to $1.9 billion). Because this fund invests in large companies it may be more volatile than a fund that invests in a broader market segment.

     The investment objective of the Wilshire 5000 Index Portfolio is to replicate as closely as possible the performance of the Wilshire 5000 Index before the deduction of fund expenses. This Portfolio is an index fund and primarily invests in the common stocks of companies included in the Index that are representative of the entire Index. The Wilshire 5000 Index Portfolio normally holds stocks representing at least 90% of the total market value of the Index. Since the Portfolio does not invest in all of the stocks included in the Index it may be more volatile than the Index.

     The investment objective of the Wilshire Large Company Value Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the large company value sub-category of the Wilshire 5000 Index. The Wilshire Large Company Value Portfolio focuses on the large company value segment of the U.S. equity market. Typically such companies have relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields. The Wilshire Large Company Value Portfolio primarily invests in stocks with the largest market capitalization (extending down to $1.9 billion). Because this fund invests in large companies it may be more volatile than a fund that invests in a broader market segment.

     The investment objective of the Wilshire Small Company Value Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the small company value sub-category of the Wilshire 5000 Index. The Wilshire Small Company Value Portfolio focuses on the small company value segment of the U.S. equity market. Typically such companies have relatively low price to book value ratios, low price to earnings ratios and relatively high dividend yields. The Wilshire Small Company Value Portfolio primarily invests in stocks with smaller market capitalizations (between $1.9 billion and $125 million). Because this fund invests in small companies it may be more volatile than a fund that invests in a broader market segment.

     The investment objective of the Wilshire Small Company Growth Portfolio is to provide investment results of a portfolio of publicly traded common stocks of companies in the small company growth sub-category of the Wilshire 5000 Index. The Wilshire Small Company Growth Portfolio focuses on the small company growth segment of the U.S. equity market. Typically such companies have above average earnings or sales growth histories and retention of earnings, and often they have higher price to earnings ratios. The Wilshire Small Company Growth Portfolio primarily invests in stocks with smaller market capitalizations (between $1.9 billion and $125 million). Because this fund invests in small companies it may be more volatile than a fund that invests in a broader market segment.


THE CONTRACTS

CONTRACT OWNERS' RIGHTS

     A Contract may be issued under a retirement plan on a qualified basis as defined in the IRC. Qualified contracts are subject to certain tax restrictions. See "Tax Consequences."


     To participate in a Qualified Plan, the Contract Owner may be required to forego certain rights granted by the Contract and should refer to the provisions of his or her Contract, the provisions of the plan or trust instrument and/or applicable provisions of the IRC.

     Unless otherwise provided by law, and subject to the terms of any governing plan or trust, the Contract Owner may exercise all privileges of ownership, as defined in the Contract, without the consent of any other person. These privileges include the right during the period specified in the Contract to change the beneficiary designated in the Contract, subject to the rights of any irrevocable beneficiary, to designate a payee and to agree to a modification of the Contract terms.

     This prospectus describes only the Variable portions of the Contract. On the Maturity Date, the Contract Owner has certain rights to acquire fixed annuity payout options. See the Contract for details regarding fixed Annuity Payments.


PURCHASING THE CONTRACT


     The Contracts are offered and sold by HMLIC through its licensed life insurance sales personnel who are also registered representatives of HM Investors. In addition, the Contracts may be offered and sold through independent agents and other broker/dealers. HMLIC has entered into a distribution agreement with HM Investors, principal underwriter of the Separate Account. HM Investors, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001, is a broker/dealer registered under the Securities Exchange Act of 1934. HM Investors is a member of the NASD and is a wholly-owned subsidiary of Horace Mann Educators Corporation. Sales commissions are paid by HMLIC to HM Investors and other broker/dealers. Sales commissions range from 1.00% to 6.75% of purchase payments received.

     In order to purchase a Contract offered by this prospectus, an applicant must complete an application bearing all requested signatures and a properly endorsed suitability questionnaire. For a Contract issued pursuant to Section 403(b) of the IRC, the applicant must sign an acknowledgment of the IRC restrictions on withdrawals applicable to such Contracts. For an IRA, Roth IRA, SIMPLE or a Contract issued under a SEP plan, the applicant must acknowledge receipt of the IRA disclosure form. For a 457(b) plan the employer will purchase the Contract on behalf of the employee. The employee will be required to complete an application and suitability form. The employee must also acknowledge receipt of the 457(b) disclosure form.

     Applications for Contracts are to be sent to HMLIC's Home Office. If an incomplete application is received, HMLIC will promptly request additional information needed to process the application. The initial purchase payment will be held in a suspense account, without interest, for a period not exceeding five business days. If the necessary information is not received within these five business days HMLIC will return the initial purchase payment, unless otherwise directed by the applicant.


PURCHASE PAYMENTS

     AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS -- Purchase payments will be applied at the applicable Accumulation Unit Value next determined following receipt in good form. See the "Individual Product Information" section for the minimum purchase payment of your product.

     The IRC limits the amounts which may be contributed to Qualified Plans. See "Tax Consequences -- Contract Owners -- Contributions."


     ALLOCATION OF PURCHASE PAYMENTS -- All or part of the Net Purchase Payments made may be allocated to one or more Subaccounts. The minimum purchase payment amount allocated to any Subaccount in any given Contract Year must equal or exceed $100. A request to change the allocation of purchase payments will be effective on the first Valuation Date following receipt of the request by HMLIC's Home Office.

     ACCUMULATION UNITS AND ACCUMULATION UNIT VALUE -- Purchase payments are credited on the basis of Accumulation Unit Value. The number of Accumulation Units purchased by Net Purchase Payments is determined by dividing the dollar amount credited to each Subaccount by the applicable Accumulation Unit Value next determined following receipt of the payment by HMLIC. The value of an Accumulation Unit is affected by the investment experience of the Underlying Fund, expenses and the deduction of certain charges.

     Accumulation Units are valued on each Valuation Date. The Accumulation Unit Value for each Subaccount was established on the date and for the value indicated below. The date for the Horace Mann Equity, Balanced, Income and Short-Term Investment Funds refers to the date Wellington Management became their investment adviser. The Delaware VIP Growth Opportunities Series, Royce Capital Fund Small-Cap Portfolio, Lord Abbett Insurance Series Growth/Opportunities, Goldman Sachs VIT Core Small Cap Equity Fund, Delaware VIP Trend Series and Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares are not included below because they were not added to the Separate Account until May 1, 2004.

                                               ACCUMULATION
SUBACCOUNT                           DATE       UNIT VALUE
----------                           ----       ----------
J. P. Morgan U.S. Large Cap
  Core Equity Portfolio            09/05/00        $ 17.33
Fidelity VIP Growth & Income

  Portfolio SC 2                   09/05/00          16.03
Wilshire 5000 Index Portfolio

  (Institutional)                  05/01/00          11.19
  (Investment)                     09/05/00          12.23
Fidelity VIP Index 500 Portfolio

SC 2                               09/05/00         171.04
Fidelity VIP Growth Portfolio SC 2 09/05/00          53.82
AllianceBernstein Premier Growth

  Portfolio                        09/05/00          41.57
Wilshire Large Company
  Growth Portfolio
  (Institutional)                  05/01/00          41.22
  (Investment)                     09/05/00          46.36
Horace Mann Equity Fund            11/01/89           7.11
Horace Mann Socially
  Responsible Fund                 03/10/97           9.85
Davis Value Portfolio              09/05/00          11.58
Wilshire Large Company Value
  Portfolio                        09/05/00          19.91

Fidelity VIP Mid Cap Portfolio SC
2                                  09/05/00          20.11

Rainier Small/Mid Cap Equity
  Portfolio                        09/05/00          30.39
Putnam VT Vista Fund               09/05/00          25.13
Strong Mid Cap Growth Fund II      09/05/00          35.99
Ariel Appreciation Fund            05/01/01          34.63
Strong Opportunity Fund II         09/05/00          28.55
T. Rowe Price Small-Cap Stock

  Fund-- Advisor Class             09/05/00          26.99
Neuberger Berman Genesis Fund--
Advisor Class                      09/05/00          15.84
Horace Mann Small Cap

  Growth Fund                      03/10/97           9.59
C.S. Small Cap Growth Portfolio    09/05/00          27.32
Wilshire Small Company
  Growth Portfolio                 09/05/00          17.80
Ariel Fund                         05/01/01          34.01
T. Rowe Price Small-Cap Value
  Fund-- Advisor Class             09/05/00          20.52
Wilshire Small Company Value
  Portfolio                        09/05/00          12.31
Horace Mann International

  Equity Fund                      03/10/97           9.74
Fidelity VIP Overseas Portfolio
SC 2                               09/05/00          23.13
Horace Mann Balanced Fund          11/01/89           6.71
Horace Mann Income Fund            11/01/89           7.17
Horace Mann Short-Term

  Investment Fund                  11/01/89           6.99
Fidelity VIP High Income

  Portfolio SC 2                   09/05/00           9.77
Fidelity VIP Investment Grade
  Bond Portfolio SC 2              09/05/00          11.98

     The Accumulation Unit Value of a Subaccount for any Valuation Period is equal to:

     o the net asset value of the corresponding Underlying Fund attributable to the Accumulation Units at the end of the Valuation Period;

     o plus the amount of any income or capital gain distributions made by the Underlying Fund during the Valuation Period;

     o minus the dollar amount of the mortality and expense risk charge we deduct for each day in the Valuation Period;

     o divided by the total number of Accumulation Units outstanding at the end of the Valuation Period.


TRANSACTIONS


     TRANSFERS -- Amounts may be transferred from one Subaccount to another, and to and from the fixed account of the Contract, prior to the Maturity Date. You may transfer value from one existing investment option into as many as 10 other investment options. The minimum amount that can be transferred is $100 or the entire dollar value of the Subaccount(s), whichever is less.

     A Contract Owner may elect to transfer funds between Subaccounts and the fixed account by submitting a written request to Horace Mann Life Insurance Company at P.O. Box 4657, Springfield, Illinois 62708-4657, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (217) 527-2307 or by accessing HMLIC's website at www.horacemann.com and looking in the "Retirement Planning" section.

     Depending on the means used to request a transfer, the request must: (1) be signed by the Contract Owner, or for telephone and website transactions, be made by the Contract Owner, (2) include the name of the Contract Owner and the Contract number and (3) specifically state the dollar amount, a whole percentage or the number of Accumulation Units to be transferred. The request also must specify the Subaccounts from which and to which the transfer is to be made. Transfers are effective on the first Valuation Date following receipt of the request by HMLIC's Home Office. See "Other Information -- Forms Availability."

     On and after June 1, 2004, no new transfers of money will be allowed to the following Subaccounts:

           Strong Mid Cap Growth Fund
           T. Rowe Price Small Cap Stock Fund
           Strong Opportunity Fund
           Credit Suisse Small Cap Growth
           T. Rowe Price Small Cap Value Fund

     DOLLAR COST AVERAGING -- Dollar cost averaging is a systematic method of in vesting in which securities are purchased at regular intervals in fixed dollar am ounts so that the cost of the securities is averaged over time and possibly ov er various market cycles. Dollar cost averaging transfers are completed by pe riodically transferring equal amounts of money. You may preschedule a series of transfers between investment options to take advantage of dollar cost averaging. You may select from a 3-month, 6-month or 12-month period to complete the dollar cost averaging program. You may transfer value from one existing investment option into as many as 10 other investment options. You may request dollar cost averaging by the same means as described above for transfers.

     The transfers will begin on the first Valuation Date following receipt of the request in HMLIC's Home Office and will continue on this day each period until the program is completed. If the original request is received on the 29th, 30th or 31st of the month, all subsequent transfers will be processed as of the 28th of the month. If you should decide to cancel an existing dollar cost averaging program, you must notify HMLIC's Home Office either in writing, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (217) 527-2307 or by accessing our website at www.horacemann.com and looking in the "Retirement Planning" section.

     Because the values of the Subaccounts from which the transfers occur may decrease over time, the dollar cost averaging program may conclude earlier than scheduled. In addition, the last dollar cost averaging transfer may be for less than all prior transfers. Finally, the value of a Subaccount may increase and result in a balance remaining at the end of the period selected.

     All requests must identify the Contract Owner's name and Contract number, specify the amounts and the investment options to be utilized and include proper authorization such as a signature on a form or validating information if using the telephone or company website.

     On and after June 1, 2004, no new transfers of money will be allowed to the following Subaccounts:

            Strong Mid Cap Growth Fund
            T. Rowe Price Small Cap Stock Fund
            Strong Opportunity Fund
            Credit Suisse Small Cap Growth
            T. Rowe Price Small Cap Value Fund

     REBALANCING -- Rebalancing is the periodic adjusting of investment option balances to maintain a pre-established asset allocation strategy. Rebalancing can occur quarterly, semiannually or annually. Rebalancing is continuous for the period(s) selected unless changed or discontinued by the Contract Owner. You may request a rebalancing of your portfolio either once or on a periodic basis.


     For periodic rebalancing requests, you may select from a quarterly, semiannual or annual period. You may rebalance your portfolio value into as many as 10 other investment options. You may request rebalancing by the same means as described above for transfers.


     Rebalancing will begin on the first Valuation Date following receipt of the request in HMLIC's Home Office. For periodic rebalancing requests, subsequent rebalancing of your portfolio will continue to occur on the same calendar day of each scheduled month. If the original request is received on the 29th, 30th or 31st of the month, all subsequent rebalancing of your portfolio will be processed as of the 28th of the month.

     If you should decide to cancel an existing rebalancing program, you must notify HMLIC's Home Office either in writing, by calling (800) 999-1030 (toll-free), by telefacsimile

(FAX) transmission to (217) 527-2307 or by accessing our website at www.horacemann.com and looking in the "Retirement Planning" section.

     All requests must identify the Contract Owner's name and Contract number, specify the amounts and the investment options to be utilized and include proper authorization such as a signature on a form or validating information if using the telephone or company website.

     On and after June 1, 2004, no new transfers of money will be allowed to the following Subaccounts:

            Strong Mid Cap Growth Fund
            T. Rowe Price Small Cap Stock Fund
            Strong Opportunity Fund
            Credit Suisse Small Cap Growth
            T. Rowe Price Small Cap Value Fund

     CHANGES TO PURCHASE PAYMENT ALLOCATIONS -- A Contract Owner may elect to change the allocation of future Net Purchase Payments at any time by mailing a written request to Horace Mann Life Insurance Company at P.O. Box 4657, Springfield, Illinois 62708-4657, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (217) 527-2307 or by accessing HMLIC's website at www.horacemann.com and looking in the "Retirement Planning" section. Depending on the means used to request a change, the request must: (1) be signed by the Contract Owner, or for telephone and website transactions, be made by the Contract Owner, (2) include the Contract Owner's name and Contract number and
(3) specify the new allocation percentage for each Subaccount (in whole percentages). Allocations made to the fixed portion of the Contract or to one or more Subaccounts must total 100%. HMLIC reserves the right to restrict the minimum purchase payment amount allocated to any Subaccount in any given Contract Year to $100. Changes in allocation instructions are effective on the first Valuation Date following receipt of the request by HMLIC's Home Office. See "Other Information -- Forms Availability."

     On and after June 1, 2004, new Contracts may not have allocations to the following Subaccounts, and existing Contracts may not begin or increase allocations to the following Subaccounts:

            Strong Mid Cap Growth Fund
            T. Rowe Price Small Cap Stock Fund
            Strong Opportunity Fund
            Credit Suisse Small Cap Growth
            T. Rowe Price Small Cap Value Fund

     MARKET TIMING -- The Contracts and the Subaccounts are not designed for 'market timing' through frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. Trading strategies that seek to benefit from short-term price fluctuations or price irregularities cause disruption to the Underlying Funds and are thereby potentially harmful to investors and their contract performance.

     If HMLIC determines, in its sole discretion, that your transfer patterns among the Subaccounts reflect a market timing strategy, it reserves the right to take action to protect the other investors.

     Such action may include, but would not be limited to, restricting the frequency of or method for requesting transfers among the Subaccounts, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

     If HMLIC determines that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other Contract Owners, it will notify you in writing of any restrictions.


     SURRENDER OR WITHDRAWAL BEFORE COMMENCEMENT OF ANNUITY PERIOD -- Values may not be withdrawn from Section 403(b) Contracts or 457(b) Contracts except under certain circumstances. See "Tax Consequences." However, if not restricted by the IRC or applicable retirement plan under which the Contract is issued, a Contract Owner may surrender the Contract in whole or withdraw in part for cash before Annuity Payments begin. Any partial withdrawal is subject to a $100 minimum and may not reduce the Contract Owner's interest in a Subaccount to less than $100.

     The surrender or partial withdrawal of Variable Cash Value (rollover, exchange, etc.) is determined on the basis of the Accumulation Unit Value next computed following the receipt of a valid request for surrender or partial withdrawal in HMLIC's Home Office. A surrender or partial withdrawal may result in adverse federal income tax consequences to the Contract Owner. These consequences include current taxation of payments received, and may include penalties resulting from premature distribution. See "Tax Consequences."

     A Contract Owner eligible to surrender or request a partial withdrawal may elect to do so by submitting a signed, written request to HMLIC at its Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657. A partial withdrawal request must be in a form acceptable to HMLIC; telefacsimile (FAX) transmissions of the request will be accepted if the proceeds are sent to the Contract Owner and the request is sent to (217) 527-2307. A surrender request must be in a form acceptable to HMLIC; telefacsimile (FAX) transmissions of the request will not be accepted. See "Tax Consequences" and "Other Information -- Forms Availability."

     Partial withdrawals and surrenders will be processed either on a date specified by you in a request, provided the date specified occurs on or after receipt of the request at HMLIC's Home Office, or at the next computed value following receipt of a valid request at HMLIC's Home Office.


     For your protection, we will send a confirmation letter on all address changes. If you have requested an address change within 15 days prior to your surrender or withdrawal request, we will hold your request until we have acquired confirmation of the correct address. Upon receipt of your confirmation of the address, we will consider the surrender or withdrawal request to be received in good form.


     Surrenders and partial withdrawals from any Subaccount are subject to the Surrender Charges shown in the "Individual Product Information" section.

     Surrender Charges are applied to the withdrawals based on the effective date of the Contract and not on the date the purchase payment is paid.

     Any request for partial withdrawal, where the withdrawal is subject to a Surrender Charge, will be increased by the amount of the Surrender Charge. For example, a request to withdraw $3,000 at a 4% Surrender Charge will require a withdrawal of $3,125. This withdrawal represents a cash distribution of $3,000 and a Surrender Charge of $125. Any taxes withheld will reduce the dollar amount of the distribution received.

     The Surrender Charge is assessed on the basis of the amount surrendered or withdrawn from the Subaccount(s), but will never exceed 9% of Net Purchase Payment(s) to a Subaccount during the lifetime of the Contract. For example, if a Contract Owner's Subaccount value is $12,000 and Net Purchase Payments to date equal $10,000 and the Contract Owner withdraws $2,000 (i.e., one sixth of the Subaccount value), then the Surrender Charge may not exceed 9% of $1,666.66 (one sixth of the purchase payment(s) to which the withdrawal relates).


     If premium taxes are deducted prior to surrender or partial withdrawal, any reduction of HMLIC's premium tax liability due to the surrender or partial withdrawal will be to HMLIC's benefit.


     If you request a partial withdrawal from your 403(b) Contract or from your employer's 401(k) plan using the safe harbor regulations of the IRC, you may be suspended from making contributions to all other plans of your employer for six months. You should consult with your plan administrator for further guidance before making a hardship withdrawal. After the six-month period is completed, you may resume making contributions.

     DEFERMENT -- HMLIC ordinarily completes a transaction within seven calendar days after receipt of a proper request to transfer, surrender, partially withdraw or commence Annuity Payments. The value of the Contract is determined as of the Valuation Date on which a valid request is received. However, determination of Contract value and processing the transaction may be deferred for (1) any period during which the NYSE is closed for other than customary weekend or holiday closings or during which trading is restricted by the Securities and Exchange Commission; (2) any emergency period when it is not reasonably practicable to sell securities or fairly determine Accumulation Unit Values or Annuity Unit values; or (3) any other period designated by the Securities and Exchange Commission to protect persons with interests in the Separate Account.

     CONFIRMATIONS -- HMLIC mails written confirmations of purchase payments to Contract Owners on a quarterly basis within five business days following the end of each calendar quarter. Written confirmations of transfers, changes in allocations, partial withdrawals and surrenders are mailed to Contract Owners within seven calendar days of the date the transaction occurred.

     If a Contract Owner believes that the confirmation statement contains an error, the Contract Owner should notify HMLIC as soon as possible after receipt of the confirmation statement. Notice may be provided by writing to HMLIC, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 527-2307 or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free).


DEDUCTIONS AND EXPENSES


     ANNUAL MAINTENANCE CHARGE -- An annual maintenance charge of no more than $25 is deducted from each Contract on the Contract anniversary date unless the Contract value equals or exceeds $10,000. The annual maintenance charge is deducted from the Subaccount containing the greatest dollar amount or from the fixed portion of the Contract when none of the Subaccount(s) have any value.

     We reserve the right to deduct, in whole or in part, the annual maintenance fee in the event of a complete surrender. The annual maintenance fee ceases when Annuity Payments begin.


     The annual maintenance charge is intended to reimburse HMLIC for actual expenses incurred in administering the Contract. HMLIC does not expect to profit from such annual maintenance charge and assumes the risk that this annual maintenance charge may be insufficient to cover the actual costs of administering the Contract. See the "Individual Product Information" section for the maintenance charge on your Contract.

     MORTALITY AND EXPENSE RISK FEE ("M&E FEE") -- For assuming mortality and expense risk, HMLIC applies an asset charge to the Separate Account. The fee for mortality and expense risk may not exceed the annual rate of 1.25% of the daily net assets of the Separate Account (0.45% for mortality risk, and 0.80% for expense risk); however, HMLIC reserves the right to change the fee (subject to the 1.25% ceiling) in the future. The fee is computed on a daily basis. See the "Individual Product Information" section for the M&E Fee on your Contract.

     SURRENDER CHARGES -- Withdrawals may not be made from Section 403(b) or 457(b) Contracts except under certain circumstances. (See "Tax Consequences.") However, if not restricted by the IRC or applicable retirement plan under which the Contract is issued, a Contract Owner may surrender the Contract in whole or withdraw in part for cash before Annuity Payments begin. Surrender Charges are specific to your Contract. HMLIC reserves the right to waive either a portion or the whole Withdrawal Charge in some situations. See the "Individual Product Information" section for the Surrender Charge on your Contract.


     For further information regarding surrender or partial withdrawals see "Surrender or Withdrawal Before Commencement of Annuity Period."

     OPERATING EXPENSES OF THE UNDERLYING FUNDS -- There are deductions from and expenses paid out of the assets of the Underlying Funds that are described in each Underlying Fund's prospectus.


     PREMIUM TAXES -- Certain state and local governments levy a premium tax, presently ranging from 0 to 3.5%, on the amount of purchase payments made under this Contract. The premium tax, if any, is deducted when purchase payments are received.


DEATH BENEFIT PROCEEDS


     If a Contract Owner dies before the Maturity Date, a death benefit will be paid to the beneficiary designated by the Contract Owner. Additional information about the death benefit of a specific Contract is located in the "Individual Product Information" section. The death benefit is determined for each beneficiary as of the date proof of death is received by HMLIC from such beneficiary. Proof of death includes a certified death certificate and a completed claimant's statement.

     All or part of the death benefit proceeds may be paid to the beneficiary under one of the Annuity Payment options described under "Annuity Payments -- Annuity Payment Options." If the form of Annuity Payment selected requires that payment be made by HMLIC after the death of the beneficiary, payments will be made to a payee designated by the beneficiary or, if no subsequent payee has been designated, to the beneficiary's estate. Any part of a Contract Owner's interest payable to a minor child will be paid to the child's legal guardian for the benefit of the child.

ANNUITY PAYMENTS

     The Contract provides for fixed or Variable AnnuityPayment options or a combination of both. The Contract Owner may elect to have Annuity Payments made under any one or more of the options described below or may elect a lump sum payment. Under some individual Contracts if the Contract Owner selects a lifetime option HMLIC will pay a bonus equal to a percentage of the amount placed on the settlement option. To begin receiving Annuity Payments a properly completed request form must be received by HMLIC's Home Office. The request will be processed so that the Annuity Payments begin as of the first of the month following the month of receipt unless a later date is requested and approved by HMLIC. If a fixed payment option is elected, the Separate Account value will be transferred to the fixed account on the date the request is received in HMLIC's Home Office. In addition, if a Variable payment is elected, any money in the fixed account will be transferred to the Separate Account on the date we receive the request in HMLIC's Home Office. Your purchase payment allocation(s) will be changed to the fixed account or Separate Account, depending on the payment option elected. Generally, at the time an Annuity Payment option is selected, a Contract Owner must elect whether to withhold for federal and state income taxes. See "Other Information -- Forms Availability" and "Tax Consequences."

     In general, the longer Annuity Payments are guaranteed, the lower the amount of each payment. Fixed Annuity Payments are paid in monthly, quarterly, semiannual and annual installments. Variable Annuity Payments are paid only on a monthly basis. If the Contract value to be applied under any one fixed or Variable AnnuityPayment option is less than $2,000 or if the option chosen would provide Annuity Payments less than $20 per month at the Maturity Date, then the Contract value may be paid in a lump sum.

ANNUITY PAYMENT OPTIONS

     The following Annuity Payment options are available on a Variable basis unless otherwise stated.

     LIFE ANNUITY WITH OR WITHOUT PERIOD CERTAIN -- The life option guarantees Annuity Payments for the lifetime of the Annuitant. If a certain period is selected (5, 10, 15 or 20 years) and the Annuitant dies before the end of the period, Annuity Payments are guaranteed to the beneficiary until the end of the period selected. If no beneficiary is living at the time of the Annuitant's death, the present value, if any, of the remaining certain period payments will be paid in a single sum to the estate of the Annuitant. Under the life without period certain option, it is possible that only one Annuity Payment may be made if the Annuitant's death occurred before the due date of the second Annuity Payment. This option usually provides the largest Annuity Payments. The Annuitant cannot make unscheduled withdrawals or change to another option after the first Annuity Payment has been made.

     JOINT AND SURVIVOR LIFE ANNUITY -- This life only option provides lifetime Annuity Payments during the lifetimes of two Annuitants. After one Annuitant dies, the Annuity Payments will continue during the lifetime of the survivor based on the survivor percentage elected (i.e., 100%, 50%, etc.). The Annuity Payments cease after the last payment paid prior to the survivor's death. It could be possible for only one payment to be made under this option if both Annuitants die before the due date of the second payment. The Annuitants cannot make unscheduled withdrawals or change to another income option after the first Annuity Payment has been made.

     INCOME FOR FIXED PERIOD -- This option provides Annuity Payments for a fixed period not less than one year nor exceeding 30 years; however, payments may not extend beyond the life expectancy of the Annuitant. Upon the Annuitant's death, the beneficiary will be paid the remaining Annuity Payments due, if any. If no beneficiary is living at the time of the Annuitant's death, the present value, if any, of the remaining Annuity Payments will be paid in a lump sum to the estate of the Annuitant. The Annuitant has the right to change to another income option or make unscheduled withdrawals subject to surrender penalties, if applicable, from the remaining present value, subject to IRC requirements. To determine the surrender penalty rate, Contract Years are counted from the original effective date of the accumulation Contract. Refer to "Individual Product Information" for the appropriate rate. This option is available on a fixed payment basis only.

     INCOME FOR FIXED AMOUNT -- This option provides payments of a fixed amount until the account value, with interest, has been paid; however, payments may not extend beyond the life expectancy of the Annuitant. Upon the Annuitant's death, the beneficiary will be paid the remaining Annuity Payments due, if any. If no beneficiary is living at the time of the Annuitant's death, the present value, if any, of the remaining Annuity Payments will be paid in a lump sum to the estate of the Annuitant. The Annuitant has the right to change to another income option or make unscheduled withdrawals subject to surrender penalties, if applicable, from the remaining present value, subject to IRC requirements. To determine the surrender penalty rate, Contract Years are counted from the original effective date of the accumulation Contract. Refer to the "Individual Product Information" section for the appropriate rate. This option is available on a fixed payment basis only.

     INTEREST INCOME PAYMENTS -- This option provides Annuity Payments based on interest earned from the proceeds of the Contract, at a rate determined by HMLIC, but never less than the annual guaranteed interest rate. Interest will be credited at the end of each payment period. Once the Annuitant reaches age 70 1/2, interest Annuity Payments may continue, however, the total annual distribution must meet the minimum required distribution requirements of the IRC. See "Required Minimum Distribution." The Annuitant may elect another income option at the end of any payment period, or subject to IRC requirements, may withdraw the Contract value in whole or in part upon written request, subject to surrender penalties if applicable. The request must be made prior to the end of the period that the Annuitant agreed to receive Annuity Payments. This option is available on a fixed payment basis only.

     OTHER INCOME OPTIONS -- If the Annuitant does not wish to elect one or more AnnuityPayment options, the Annuitant may:


     a)   receive the proceeds in a lump sum, or


     b) leave the Contract with HMLIC and receive the value under the required minimum distribution requirements of IRC Section 401(a)(9), see "Required Minimum Distribution," or

     c)   elect any other option that HMLIC makes available.


AMOUNT OF FIXED AND VARIABLE ANNUITY PAYMENTS

     In general, the dollar amount of Annuity Payments under the Contract depends on Contract value. Contract value equals the value of the fixed portion of the Contract plus the value of each Subaccount. The value of each Subaccount is determined by multiplying the number of Accumulation Units credited to each Subaccount within the Contract by its respective Accumulation Unit Value.

     Contract value may be more or less than the amount of Net Purchase Payments allocated to the Contract.

     FIXED ANNUITY PAYMENTS -- The amount of each payment under a fixed Annuity Payment option is determined from the guaranteed income option tables in the Contract. These tables show the monthly payment for each $1,000 of Contract value allocated to provide a guaranteed fixed Annuity Payment. These payments will not change regardless of investment, mortality or expense experience. Higher Annuity Payments may be made at the sole discretion of HMLIC.

     VARIABLE ANNUITY PAYMENTS -- The amount of the first monthly Variable Annuity Payment is determined from the guaranteed income option tables in the Contract. The tables show the amount of the Annuity Payment for each $1,000 of value allocated to provide Annuity Payments. The income option tables vary with the form of income option payment selected and adjusted age of the Annuitant(s).

     The first monthly Variable Annuity Payment is used to calculate the number of Variable Annuity Units for each subsequent monthly Annuity Payment. The number of Variable Annuity Units remains constant over the payment period except when a joint and survivor option is chosen. The number of Variable Annuity Units will be reduced upon the death of either Annuitant to the survivor percentage elected.

     The amount of monthly Annuity Payments following the first Variable AnnuityPayment varies from month to month to reflect the investment experience of each Subaccount funding those payments. Annuity Payments are determined each month by multiplying the Variable Annuity Units by the applicable Variable Annuity Unit value at the date of payment. The Variable Annuity Unit value will change between Valuation Dates to reflect the investment experience of each Subaccount.

     ASSUMED INTEREST RATE -- The assumed interest rate for this Contract is shown in the "Individual Product Information" section. The investment multiplier is one divided by the sum of one plus the assumed interest rate and the mortality and expense risk fee, adjusted to a monthly rate.

     ANNUITY UNIT VALUE -- The Variable Annuity Unit value for the Horace Mann Equity Fund, Horace Mann Balanced Fund and Horace Mann Income Fund Subaccounts was set at $10.00 as of the date amounts first were allocated to provide Annuity Payments. The Variable Annuity Unit value for the following Subaccounts is established at $10.00; however, no Annuity Payments have been paid from these
Subaccounts:

JPMorgan U.S. Large Cap Core Equity Portfolio
Fidelity VIP Growth & Income Portfolio SC 2
Wilshire 5000 Index Portfolio (Institutional)
Wilshire 5000 Index Portfolio (Investment)
Fidelity VIP Index 500 Portfolio SC 2
Fidelity VIP Growth Portfolio SC 2
AllianceBernstein Premier Growth Portfolio
Wilshire Large Company Growth Portfolio (Institutional)
Wilshire Large Company Growth Portfolio (Investment)
Horace Mann Socially Responsible Fund
Davis Value Portfolio Wilshire Large Company Value Portfolio
Fidelity VIP Mid Cap Portfolio SC 2
Rainier Small/Mid Cap Equity Portfolio
Delaware VIP  Growth Opportunities Series
Lord Abbett Insurance Series Growth/Opportunities
Putnam VT Vista Fund (IB Shares)
Strong Mid Cap Growth Fund II
Ariel Appreciation Fund Dreyfus Investment Portfolio: Mid Cap
  Stock Fund - Service Shares
Strong Opportunity Fund II
Goldman Sachs VIT Core Small Cap Equity Fund
T. Rowe Price Small-Cap Stock Fund -- Advisor Class
Neuberger Berman Genesis Fund -- Advisor Class
Horace Mann Small Cap Growth Fund
C.S. Small Cap Growth Portfolio
Delaware VIP Trend Series
Wilshire Small Company Growth Portfolio
Ariel Fund
Royce Capital Fund Small-Cap Portfolio
T. Rowe Price Small-Cap Value Fund -- Advisor Class
Wilshire Small Company Value Portfolio
Horace Mann International Equity Fund
Fidelity VIP Overseas Portfolio SC 2
Horace Mann Short-Term Investment Fund
Fidelity VIP High Income Portfolio SC 2
Fidelity VIP Investment Grade Bond Portfolio SC 2

o The current Variable Annuity Unit value is equal to the prior Variable Annuity Unit value on the Valuation Date when payments were last determined, multiplied by the applicable net investment factor. The net investment factor reflects the investment performance of the Subaccount during the current month, including the value of any dividends and distributions during the current month. This factor is computed by dividing the net asset value of a share of the underlying fund on the current Valuation Date, plus any dividends or other distributions, by the net asset value of a share on the Valuation Date of the preceding Valuation Period, and multiplying this result by the investment multiplier.

o If the net investment factor is equal to one, then monthly payments from that Subaccount will remain level. If the net investment factor is greater than one, the monthly payments from that Subaccount will increase. Conversely, if the net investment factor is less than one, the payments from that Subaccount will decrease.


MISSTATEMENT OF AGE


     If the age of the Annuitant has been misstated, any income payment amount shall be adjusted to reflect the correct age. If the Income Payments were too large because of a misstatement of age, HMLIC will deduct the difference with interest, at an effective annual interest rate of 6%, from future payments until totally repaid. If the Annuity Payments were too small, HMLIC will add the difference with interest, at an effective annual interest rate of 6%, to the next payment.


MODIFICATION OF THE CONTRACT


     The Contract provides that it may be modified by HMLIC to maintain continued compliance with applicable state and federal laws. Contract Owners will be notified of any modification. Only officers designated by HMLIC may modify the terms of the Contract.

     HMLIC reserves the right to offer Contract Owners, at some future date and in accordance with the requirements of the Investment Company Act of 1940, the option to direct their Net Purchase Payments to a Subaccount within the Separate Account other than one or more of those currently offered. If shares of the Underlying Funds are not available for purchase by the Separate Account, or if in the judgment of HMLIC further investment in these shares is no longer appropriate in view of the purposes of the Separate Account or Subaccount, then
(i) shares of another portfolio may be substituted for the Underlying Fund shares held in the affected Subaccount and/or (ii) payments received after a date specified by HMLIC may be applied to the purchase of shares of another portfolio. No substitution will be made without prior approval of the Securities and Exchange Commission. Any substitution would be for shares of a portfolio with investment objectives similar to those of the Underlying Fund it replaces.

INDIVIDUAL PRODUCT INFORMATION


   ANNUITY ALTERNATIVES (IC-408000)(NO LONGER OFFERED FOR SALE IN MOST STATES)
   ---------------------------------------------------------------------------

ISSUE AGES This Contract may be issued to anyone between the ages of 0-85.


MINIMUM CONTRIBUTION                 $25 per month

ANNUAL MAINTENANCE FEE               $25 per year. This fee will not be charged
                                     if the Total Accumulation Value equals or exceeds $10,000.

M & E FEE                            1.25%

DEATH BENEFIT The beneficiary will receive the greater of:

                                     1. the Total Accumulation Value of the
                                        Contract, less any applicable premium
                                        tax and any outstanding loan balance; or

                                     2. the sum of all purchase payments paid
                                        under the Contract, less any applicable
                                        premium tax, any outstanding loan
                                        balance and withdrawals.


FIXED ACCOUNT GUARANTEED             4.00%
  ANNUITY INCOME OPTION RATE

SEPARATE ACCOUNT                     4.00%
  ASSUMED INTEREST RATE

PURCHASE PAYMENT                     Unlimited
  ALLOCATION CHANGES

MAXIMUM # OF TRANSFERS PER YEAR      Unlimited

FEE FOR EACH TRANSFER                $5.00. However, HMLIC is currently waiving
  (ONLY APPLIES TO TRANSFERS FROM    this fee.
  THE FIXED ACCOUNT TO

  SUBACCOUNT(S))


EARLY WITHDRAWAL PENALTY             5% at any time other than renewal through
  FIXED ACCOUNT ONLY                 age 65.

                                     The early withdrawal penalty is currently being waived on transfers within a Contract from the fixed account to a Subaccount.


                                     If money is transferred from the fixed
                                     account to the Separate Account and
                                     withdrawn within 365 days of the transfer, the early withdrawal penalty will be charged.

                                     The early withdrawal penalty will not be charged if:

                                     1. the transfer occurred on a Scheduled
                                        Update; or

                                     2. the Scheduled Update occurred between
                                        the transfer and withdrawal or surrender date(s).


SURRENDER CHARGES                    During Contract Year     Percent charged
                                              1                       8%
                                              2                       8%
                                              3                       6%
                                              4                       4%
                                              5                       2%

                                          Thereafter                  0%


WAIVER OF SURRENDER CHARGE/          No Surrender Charge or early withdrawal
  EARLY WITHDRAWAL PENALTY           penalty will be imposed:
  (FREE OUT PROVISION)
                                     1. on a withdrawal if all the following
                                        occur:

                                     a. it is made after the Contract has been
                                        in force two years;

                                     b. it is more than 12 months since the last
                                        withdrawal was made;

                                     c. the amount is not more than 15 percent
                                        of the then current Fixed Cash Value;
                                        and

                                     d. the amount is not more than 15 percent
                                        of the then current Variable Cash Value;
                                        or

                                     2. on any portion of the Contract's Total
                                        Accumulation Value applied to the
                                        payment of one of the following income
                                        options: fixed life income with or
                                        without period certain,
                                        joint life and survivor annuity,
                                        Variable life income with or without
                                        period certain or Variable income for
                                        joint life and survivor annuity; or

                                     3. on or after the Maturity Date if the
                                        Contract has been in force for at least
                                        10 years; or

                                     4. if Annuity Payments are selected to be
                                        made in equal installments over a period of at least 5 years (during such period the elected annuity benefit cannot be surrendered); or

                                     5. if an Annuitant is disabled continuously
                                        for three months as defined by IRC
                                        Section 72(m)(7) and satisfactory proof
                                        of such disability is sent to HMLIC's
                                        Home Office.

 ANNUITY ALTERNATIVES II (IC-437000) (NO LONGER OFFERED FOR SALE IN MOST STATES)
 -------------------------------------------------------------------------------

ISSUE AGES This Contract may be issued to anyone between the ages of 0-54.


MINIMUM CONTRIBUTION                 $25 per month

ANNUAL MAINTENANCE FEE               $25 per year. This fee will not be charged
                                     if the Total Accumulation Value equals or exceeds $10,000.

M & E FEE                            1.25%

DEATH BENEFIT                        The beneficiary will receive the greater
                                     of:

                                     1. the Total Accumulation Value of the
                                        Contract less any applicable premium tax and any outstanding loan balance, or

                                     2. the sum of all purchase payments paid
                                        under the Contract, less any applicable
                                        premium tax, any outstanding loan
                                        balance and withdrawals.


FIXED ACCOUNT GUARANTEED             3.00%
  ANNUITY INCOME OPTION RATE

SEPARATE ACCOUNT                     3.00%
  ASSUMED INTEREST RATE

PURCHASE PAYMENT                     Unlimited
  ALLOCATION CHANGES

MAXIMUM # OF TRANSFERS PER YEAR      Unlimited

FEE FOR EACH TRANSFER                $0


EARLY WITHDRAWAL PENALTY             5% starting in year 1. The penalty will be
                                     5% until the Contract anniversary prior to the FIXED ACCOUNT ONLY Annuitant's attainment of age 65. At that time the fee will decrease by 1% per year.


                                     The early withdrawal penalty is waived on each Scheduled Update.

                                     If money is transferred from the fixed
                                     account to the Separate Account and
                                     withdrawn within 365 days of the transfer, the early withdrawal penalty will be charged.

                                     The early withdrawal penalty will not be charged if:

                                     1. the transfer occurred on a Scheduled
                                        Update; or

                                     2. the Scheduled Update occurred between
                                        the transfer and withdrawal or surrender date(s).


SURRENDER CHARGES                    During Contract Year     Percent charged
                                             1                        8%
                                             2                        7%
                                             3                        6%
                                             4                        4%
                                             5                        2%

                                         Thereafter                   0%


WAIVER OF SURRENDER CHARGE/          No Surrender Charge or early withdrawal
  EARLY WITHDRAWAL PENALTY           penalty will be imposed:
  (FREE OUT PROVISION)
                                     1. on a withdrawal if all of the following
                                        occur:

                                     a. a withdrawal is made after the Contract
                                        has been in force two years;

                                     b. it is more than 12 months since the last
                                        withdrawal was made; and c. the amount
                                        withdrawn is not more than 15 percent of the Total Accumulation Value; or

                                     2. on any portion of this Contract's Total
                                        Accumulation Value applied to the
                                        payment of one of the following income
                                        options: fixed life income with or
                                        without period certain, joint life and
                                        survivor annuity, Variable life income
                                        with or without period certain and
                                        Variable income for joint life or
                                        survivor annuity; or

                                     3. if Annuity Payments are selected to be
                                        made in equal installments over a period of at least five years (during such period the elected annuity benefit cannot be surrendered); or

                                     4. if an Annuitant is disabled continuously
                                        for three months as defined by IRC

                                        Section 72(m)(7) and satisfactory proof
                                        of such disability is sent to HMLIC's
                                        Home Office.

 ANNUITY ALTERNATIVES II (IC-438000) (NO LONGER OFFERED FOR SALE IN MOST STATES)
 -------------------------------------------------------------------------------

ISSUE AGES This Contract may be issued to anyone between the ages of 55-85.


MINIMUM CONTRIBUTION                 $25 per month

ANNUAL MAINTENANCE FEE               $25 per year. This fee will not be charged
                                     if the Total Accumulation Value equals or exceeds $10,000.

M & E FEE                            1.25%

DEATH BENEFIT                        The beneficiary will receive the greater
                                     of:

                                     1. the Total Accumulation Value of the
                                        Contract less any applicable premium tax and any outstanding loan balance; or

                                     2. the sum of all purchase payments paid
                                        under the Contract, less any applicable
                                        premium tax, any outstanding loan
                                        balance and withdrawals.


FIXED ACCOUNT GUARANTEED             3.00%
  ANNUITY INCOME OPTION RATE

SEPARATE ACCOUNT                     3.00%
  ASSUMED INTEREST RATE

PURCHASE PAYMENT                     Unlimited
  ALLOCATION CHANGES

MAXIMUM # OF TRANSFERS PER YEAR      Unlimited

FEE FOR EACH TRANSFER                $0

EARLY WITHDRAWAL PENALTY             None


SURRENDER CHARGES                    During Contract Year      Percent charged
                                              1                         8%
                                              2                         7%
                                              3                         6%
                                              4                         4%
                                              5                         2%

                                         Thereafter                     0%


WAIVER OF SURRENDER CHARGE           No Surrender Charge will be imposed:
  (FREE OUT PROVISION)
                                     1. on a withdrawal if all of the following
                                        occur:

                                     a. a withdrawal is made after the Contract
                                        has been in force two years;

                                     b. it is more than 12 months since the last
                                        withdrawal was made; and

                                     c. the amount withdrawn is not more than 15
                                        percent of the Total Accumulation Value;
                                        or

                                     2. on any portion of this Contract's Total
                                        Accumulation Value applied to the
                                        payment of one of the following income
                                        options: fixed life income with or
                                        without period certain, joint life and
                                        survivor annuity, Variable life income
                                        with or without period certain and
                                        Variable income for joint life or
                                        survivor annuity; or

                                     3. if Annuity Payments are selected to be
                                        made in equal installments over a period of at least five years (during such period the elected annuity benefit cannot be surrendered); or

                                     4. if an Annuitant is disabled continuously
                                        for three months as defined by IRC
                                        Section 72(m)(7) and satisfactory proof
                                        of such disability is sent to HMLIC's
                                        Home Office.

      NEW SOLUTIONS (IC-441000) (NO LONGER OFFERED FOR SALE IN MOST STATES)
      ---------------------------------------------------------------------

ISSUE AGES This Contract may be issued to anyone between the ages of 0-85.


MINIMUM CONTRIBUTION                 $25 per month

ANNUAL MAINTENANCE FEE               $25 per year. This fee will not be charged
                                     if the Total Accumulation Value equals or exceeds $10,000.

M & E FEE                            1.25%

DEATH BENEFIT The beneficiary will receive the greater of:

                                     1. the Total Accumulation Value of the
                                        Contract less any applicable premium tax and any outstanding loan balance; or

                                     2. the sum of all purchase payments paid
                                        under the Contract, less any applicable
                                        premium tax, any outstanding loan
                                        balance and withdrawals.


FIXED ACCOUNT GUARANTEED             3.00%
  ANNUITY INCOME OPTION RATE

SEPARATE ACCOUNT                     3.00%
  ASSUMED INTEREST RATE

PURCHASE PAYMENT                     Unlimited
  ALLOCATION CHANGES

MAXIMUM # OF TRANSFERS PER YEAR      Unlimited

FEE FOR EACH TRANSFER                $0

EARLY WITHDRAWAL PENALTY             None


SURRENDER CHARGES                    During Contract Year    Percent charged
                                              1                      8%
                                              2                      7%
                                              3                      6%
                                              4                      5%
                                              5                      4%
                                              6                      3%
                                              7                      2%
                                              8                      1%

                                          Thereafter                 0%


WAIVER OF SURRENDER CHARGE           No Surrender Charge will be imposed:
  (FREE OUT PROVISION)
                                     1. on a withdrawal if all of the following
                                        occur:

                                     a. a withdrawal is made after the Contract
                                        has been in force two years;

                                     b. it is more than 12 months since the last
                                        withdrawal was made; and

                                     c. the amount withdrawn is not more than 15
                                        percent of the Total Accumulation Value;
                                        or

                                     2. on any portion of this Contract's Total
                                        Accumulation Value applied to the
                                        payment of one of the following income
                                        options: fixed life income with or
                                        without period certain, joint life and
                                        survivor annuity, Variable life income
                                        with or without period certain and
                                        Variable income for joint life or
                                        survivor annuity; or

                                     3. if Annuity Payments are selected to be
                                        made in equal installments over a period of at least five years (during such period the elected annuity benefit cannot be surrendered); or

                                     4. if an Annuitant is disabled continuously
                                        for three months as defined by IRC
                                        Section 72(m)(7) and satisfactory proof
                                        of such disability is sent to HMLIC's
                                        Home Office.

    INDIVIDUAL SINGLE PREMIUM DEFERRED FIXED AND VARIABLE RETIREMENT ANNUITY
    ------------------------------------------------------------------------
                CONTRACT (IC-417000)(NO LONGER OFFERED FOR SALE)
                ------------------------------------------------

ISSUE AGES This Contract was issued to anyone between the ages of 0-54.


MINIMUM CONTRIBUTION                 $2,000

ANNUAL MAINTENANCE FEE               $25 per year. This fee will not be charged
                                     if the Total Accumulation Value equals or exceeds $10,000.

M & E FEE                            1.25%

DEATH BENEFIT                        The beneficiary will receive the greater
                                     of:

                                     1. the Total Accumulation Value of the
                                        Contract less any applicable premium
                                        tax; or

                                     2. the purchase payment paid under the
                                        Contract less any applicable premium tax and withdrawals.


FIXED ACCOUNT GUARANTEED             4.00%
  ANNUITY INCOME OPTION RATE

SEPARATE ACCOUNT                     4.00%
  ASSUMED INTEREST RATE

PURCHASE PAYMENT                     Unlimited
  ALLOCATION CHANGES

MAXIMUM # OF TRANSFERS PER YEAR      Unlimited

FEE FOR EACH TRANSFER                $0


EARLY WITHDRAWAL PENALTY

 5% at any time other than renewal through age 65. The early withdrawal penalty is currently FIXED ACCOUNT ONLY being waived on transfers within a Contract from the fixed account to a Subaccount.


                                     If money is transferred from the fixed
                                     account to the Separate Account and
                                     withdrawn within 365 days of the transfer, the early withdrawal penalty will be charged.

                                     The early withdrawal penalty will not be charged if:

                                     1. the transfer occurred on a Scheduled
                                        Update; or

                                     2. the Scheduled Update occurred between
                                        the transfer and withdrawal or surrender date(s).


SURRENDER CHARGES                    During Contract Year      Percent charged
                                             1                         5%
                                             2                         4%
                                             3                         3%
                                             4                         2%
                                             5                         1%
                                         Thereafter                    0%


WAIVER OF SURRENDER CHARGE/          No Surrender Charge or early withdrawal
  EARLY WITHDRAWAL PENALTY           penalty will be imposed:
  (FREE OUT PROVISION)
                                     1. on a withdrawal if all the following
                                        occur:

                                     a. it is made after the Contract has been
                                        in force 2 years;

                                     b. it is more than 12 months since the last
                                        withdrawal was made;

                                     c. the amount is not more than 15 percent
                                        of the then current Fixed Cash Value;
                                        and d. the amount is not more than 15
                                        percent of the then current Variable
                                        Cash Value; or

                                     2. on any portion of the Contract's Total
                                        Accumulation Value applied to the
                                        payment of one of the following income
                                        options: fixed life income with or
                                        without period certain, joint life and
                                        survivor annuity, Variable life income
                                        with or without period certain and
                                        Variable income for joint life or
                                        survivor annuity; or

                                     3. on or after the Maturity Date if the
                                        Contract has been in force for at least
                                        10 years; or

                                     4. if a distribution is required by the
                                        IRC; or

                                     5. if an Annuitant is disabled continuously
                                        for three months as defined by IRC
                                        Section 72(m)(7) and satisfactory proof
                                        of such disability is sent to HMLIC's
                                        Home Office.

    INDIVIDUAL SINGLE PREMIUM DEFERRED FIXED AND VARIABLE RETIREMENT ANNUITY
    ------------------------------------------------------------------------
                CONTRACT (IC-418000)(NO LONGER OFFERED FOR SALE)
                ------------------------------------------------

ISSUE AGES                           This Contract was issued to anyone between
                                     the ages of 55-85.


MINIMUM CONTRIBUTION                 $2,000

ANNUAL MAINTENANCE FEE               $25 per year. This fee will not be charged
                                     if the Total Accumulation Value equals or exceeds $10,000.

M & E FEE                            1.25%

DEATH BENEFIT                        The beneficiary will receive the greater
                                     of:

                                     1. the Total Accumulation Value of the
                                        Contract less any applicable premium
                                        tax; or

                                     2. the purchase payment paid under the
                                        Contract less any applicable premium tax and withdrawals.

FIXED ACCOUNT GUARANTEED             4.00%
  ANNUITY INCOME OPTION RATE

SEPARATE ACCOUNT                     4.00%
  ASSUMED INTEREST RATE

PURCHASE PAYMENT                     Unlimited
  ALLOCATION CHANGES

MAXIMUM # OF TRANSFERS PER YEAR      Unlimited

FEE FOR EACH TRANSFER                $0

EARLY WITHDRAWAL PENALTY             None


SURRENDER CHARGES                    During Contract Year       Percent charged

                                                                Fixed  Variable
                                              1                   8%      5%
                                              2                   7%      4%
                                              3                   6%      3%
                                              4                   5%      2%
                                              5                   4%      1%
                                              6                   3%      0%
                                              7                   2%      0%
                                              8                   1%      0%
                                          Thereafter              0%      0%


WAIVER OF SURRENDER CHARGE           No Surrender Charge will be imposed:
  (FREE OUT PROVISION)
                                     1. on a withdrawal if all the following
                                        occur:

                                     a. it is made after the Contract has been
                                        in force 2 years;

                                     b. it is more than 12 months since the last
                                        withdrawal was made;

                                     c. the amount is not more than 15 percent
                                        of the then current Fixed Cash Value;
                                        and

                                     d. the amount is not more than 15 percent
                                        of the then current Variable Cash Value;
                                        or

                                     2. on any portion of the Contract's Total
                                        Accumulation Value applied to the
                                        payment of one of the following income
                                        options: fixed life income with or
                                        without period certain, joint life and
                                        survivor annuity, Variable life income
                                        with or without period certain and
                                        Variable income for joint life or
                                        survivor annuity; or

                                     3. if Annuity Payments are selected to be
                                        made in equal installments over a period which extends to or beyond the eighth Contract anniversary; or

                                     4. on or after the Maturity Date if the
                                        Contract has been in force for at least
                                        8 years; or

                                     5. if a distribution is required by the
                                        IRC; or

                                     6. if an Annuitant is disabled continuously
                                        for three months as defined by IRC
                                        Section 72(m)(7) and satisfactory proof
                                        of such disability is sent to HMLIC's
                                        Home Office.

  HIGH CASH VALUE (IC-426000, IC-427000 AND IC-428000) (IC-427000 AND IC-428000
  -----------------------------------------------------------------------------
                           NO LONGER OFFERED FOR SALE)
                           ---------------------------

ISSUE AGES                           This Contract may be issued to anyone
                                     between the ages of 0-54.


MINIMUM CONTRIBUTION                 IC-426000        IC-427000        IC-428000
                                     $50,000          $100,000         $250,000

ANNUAL MAINTENANCE FEE               None

M & E FEE                            IC-426000        IC-427000        IC-428000
                                     0.95%            0.95%            0.95%

DEATH BENEFIT                        The beneficiary will receive the greater
                                     of:

                                     1. the Total Accumulation Value of the
                                        Contract less any applicable premium tax and any outstanding loan balance; or

                                     2. the sum of all purchase payments paid
                                        under the Contract less any applicable
                                        premium tax, any outstanding loan
                                        balance and withdrawals; or

                                     3. the purchase payments paid under the
                                        Contract, less any applicable premium
                                        tax, outstanding loan balances and
                                        withdrawals, increased by 3 percent
                                        compounded annually to the date of death if the Annuitant dies prior to the Maturity Date or attainment of age 70, whichever is earlier.


FIXED ACCOUNT GUARANTEED             3.00%
  ANNUITY INCOME OPTION RATE

SEPARATE ACCOUNT                     3.00%
  ASSUMED INTEREST RATE

RETIREMENT BONUS                     IC-426000           IC-427000 and IC-428000
                                     N/A

                                     If the Annuitant elects a life contingent income option, HMLIC will increase by 1 percent the Total Accumulation Value applied to the elected option. This bonus will apply only to the first $1 million of Total Accumulation Value applied to these options.

                                     The following income options qualify for the retirement bonus:

                                     1. Fixed life income with or without
                                      period certain

                                     2. Joint life and survivor annuity

                                     3. Variable life income with or without
                                        period certain

                                     4. Variable income for joint life and
                                        survivor annuity

PURCHASE PAYMENT                     Unlimited
  ALLOCATION CHANGES

MAXIMUM # OF TRANSFERS PER YEAR      Unlimited

FEE FOR EACH TRANSFER                $0


EARLY WITHDRAWAL PENALTY             During Contract Years 1-5 the penalty will
                                     be zero. Thereafter the penalty will be 5% until FIXED ACCOUNT ONLY the Contract anniversary prior to the Annuitant's attainment of age 65. At that time the fee will decrease by 1% per year. The early
                                     withdrawal penalty is waived on each
                                     Scheduled Update.

                                      If money is transferred from the fixed
                                      account to the Separate Account and
                                      withdrawn within 365 days of the transfer, the early withdrawal penalty will be charged.

                                     The early withdrawal penalty will not be charged if:

                                     1. the transfer occurred on a Scheduled
                                        Update; or

                                     2. the Scheduled Update occurred between
                                        the transfer and withdrawal or surrender date(s).


SURRENDER CHARGES                                                  IC-427000
                                            IC-426000            and IC-428000
                                       During                 During
                                      Contract   Percent     Contract    Percent
                                        Year     Charged       Year      Charged

                                         1         7%           1          6%
                                         2         6%           2          5%
                                         3         5%           3          5%
                                         4         5%           4          5%
                                         5         5%           5          5%
                                     Thereafter    0%       Thereafter     0%

WAIVER OF SURRENDER CHARGE/          No Surrender Charge or early withdrawal
  EARLY WITHDRAWAL PENALTY           penalty will be imposed:
  (FREE OUT PROVISION)
                                     1. on a withdrawal if all of the following
                                        occur:

                                     a. a withdrawal is made after the Contract
                                        has been in force for two years;

                                     b. it is more than 12 months since the last
                                        withdrawal was made; and c. the amount
                                        withdrawn is not more than 15 percent of the Total Accumulation Value; or

                                     2. on any portion of the Contract's Total
                                        Accumulation Value applied to the
                                        payment of one of the following income
                                        options: fixed life income with or
                                        without period certain, joint life and
                                        survivor annuity, Variable life income
                                        with or without period certain and
                                        Variable income for joint life or
                                        survivor annuity; or

                                     3. on or after the Maturity Date if the
                                        Contract has been in force for at least
                                        10 years; or

                                     4. if Annuity Payments are selected to be
                                        made in equal installments over a period of at least five years (during such period the elected annuity benefit cannot be surrendered); or

                                     5. if an Annuitant is disabled continuously
                                        for three months as defined by IRC
                                        Section 72(m)(7) and satisfactory proof
                                        of such disability is sent to HMLIC's
                                        Home Office; or

                                     6. on any Scheduled Update.

  HIGH CASH VALUE (IC-429000, IC-430000 AND IC-431000) (IC-430000 AND IC-431000
  -----------------------------------------------------------------------------
                          NO LONGER OFFERED FOR SALE)
                          ---------------------------

ISSUE AGES                           This Contract may be issued to anyone
                                     between the ages of 55-85.


MINIMUM CONTRIBUTION                 IC-429000        IC-430000       IC-431000
                                     $50,000          $100,000        $250,000

ANNUAL MAINTENANCE FEE               None

M & E FEE                            IC-429000        IC-430000       IC-431000
                                     0.95%            0.95%           0.95%

DEATH BENEFIT                        The beneficiary will receive the greater
                                     of:

                                     1. the Total Accumulation Value of the
                                        Contract less any applicable premium tax and any outstanding loan balance; or

                                     2. the sum of all purchase payments paid
                                        under the Contract less any applicable
                                        premium tax, any outstanding loan
                                        balance and withdrawals; or

                                     3. the purchase payments paid under the
                                        Contract, less any applicable premium
                                        tax, outstanding loan balances and
                                        withdrawals, increased by 3 percent
                                        compounded annually to the date of death if the Annuitant dies prior to the Maturity Date or attainment of age 70, whichever is earlier.


FIXED ACCOUNT GUARANTEED             3.00%
  ANNUITY INCOME OPTION RATE

SEPARATE ACCOUNT                     3.00%
  ASSUMED INTEREST RATE

RETIREMENT BONUS                     IC-429000           IC-430000 and IC-431000
                                     N/A

                                     If the Annuitant elects a life contingent income option, HMLIC will increase by 1 percent the Total Accumulation Value applied to the elected option. This bonus will apply only to the first $1 million of Total Accumulation Value applied to these options.

                                     The following income options qualify for the retirement bonus:

                                     1. Fixed life income with or without period
                                        certain

                                     2. Joint life and survivor annuity

                                     3. Variable life income with or without
                                        period certain

                                     4. Variable income for joint life and
                                        survivor annuity

PURCHASE PAYMENT                     Unlimited
  ALLOCATION CHANGES

MAXIMUM # OF TRANSFERS PER YEAR      Unlimited

FEE FOR EACH TRANSFER                $0

EARLY WITHDRAWAL PENALTY             None


SURRENDER CHARGES                                                 IC-430000
                                          IC-429000             and IC-431000
                                      During                  During
                                     Contract    Percent     Contract    Percent
                                       Year      Charged       Year      Charged

                                         1          7%           1          6%
                                         2          6%           2          5%
                                         3          5%           3          4%
                                         4          4%           4          3%
                                         5          3%           5          2%
                                         6          2%           6          1%
                                         7          1%      Thereafter      0%
                                     Thereafter     0%

WAIVER OF SURRENDER CHARGE           No Surrender Charge will be imposed:
  (FREE OUT PROVISION)
                                     1. on a withdrawal if all of the following
                                        occur:

                                     a. a withdrawal is made after the Contract
                                        has been in force for two years;

                                     b. it is more than 12 months since the last
                                        withdrawal was made; and

                                     c. the amount withdrawn is not more than 15
                                        percent of the Total Accumulation Value;
                                        or

                                     2. on any portion of the Contract's Total
                                        Accumulation Value applied to the
                                        payment of one of the following income
                                        options: fixed life income with or
                                        without period certain, joint life and
                                        survivor annuity, Variable life income
                                        with or without period certain and
                                        Variable income for joint life or
                                        survivor annuity; or

                                     3. on or after the Maturity Date if the
                                        Contract has been in force for at least
                                        10 years; or

                                     4. if Annuity Payments are selected to be
                                        made in equal installments over a period of at least five years (during such period the elected annuity benefit cannot be surrendered); or

                                     5. if an Annuitant is disabled continuously
                                        for three months as defined by IRC
                                        Section 72(m)(7) and satisfactory proof
                                        of such disability is sent to HMLIC's
                                        Home Office.

TAX CONSEQUENCES

     OTHER CONSIDERATIONS -- This discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The rules governing the provisions of annuity Contracts and Qualified Plans are extremely complex, often difficult to comprehend and may be changed at any time. The discussion does not address special rules, prior tax laws or state tax laws. In addition, many of the provisions, including contribution limitations, enacted by the Economic Growth and Tax Relief Reconciliation Act of 2001 are sunsetted or repealed in 2011 unless extended or made permanent. A Contract Owner or a prospective Contract Owner considering adoption of or purchase of an annuity Contract for a Qualified Plan should first consult with a qualified and competent tax adviser before taking any action that could have tax consequences.


SEPARATE ACCOUNT


     The operations of the Separate Account form part of the operations of HMLIC; however, the IRC provides that no federal income tax will be payable by HMLIC on the investment income and capital gains of the Separate Account if certain conditions are met. Provided the investments of the Underlying Funds continue to meet the diversification requirements of IRC Section 817(h), the Contract Owner will not pay federal income tax on the investment income and capital gains under a Contract until Annuity Payments begin or a full or partial withdrawal is made.


CONTRACT OWNERS

CONTRIBUTION LIMITATIONS AND GENERAL REQUIREMENTS APPLICABLE TO QUALIFIED CONTRACTS


     The tax rules applicable to participants in a Qualified Plan (as defined in this prospectus) vary according to the type of plan and according to the terms and conditions of the specific plan. The information provided here regarding the tax consequences of Qualified Plans is intended to be only general in nature. You should consult with your tax advisor for the application of these rules to your specific facts before purchasing an annuity Contract for a Qualified Plan.

     Contributions under Qualified Plans may be either excludable from income if made through a salary reduction agreement or deductible from gross income with the exception of Roth IRAs. Salary reduction contributions are subject to limitations imposed by the IRC. Any contributions allowed to be made by the employer other than through salary reduction agreements are generally subject to additional limitations and are not discussed here. Further, contributions and investment earnings credited to the Contract Owner's account are generally not taxable until such amounts are distributed as defined by the IRC. Purchasing a Contract as an investment vehicle for a Qualified Plan does not provide any additional tax advantage to that already available through the Qualified Plan.

     SECTION 403(B) TAX-DEFERRED ANNUITY -- A Section 403(b) tax-deferred (or tax-sheltered) annuity contract is available for employees of public schools and certain organizations tax-exempt under Section 501(c)(3). Salary reduction contributions are limited to the lesser of $13,000 in 2004 ($14,000 in 2005) or 100% of income. Additional catch-up amounts, $3,000 in 2004 ($4,000 in 2005) may be contributed if the Contract Owner is age 50 or older. An additional special catch-up contribution is available to certain Contract Owners who have 15 years of service with his or her current employer. Both the maximum salary reduction contribution and additional amount if you are age 50 or older continue to increase after 2004. Starting in 2002, contributions to a Section 457(b) Contract do not reduce the limit on the amount of contributions to a Section 403(b) Contract. Employer contributions are allowed with additional limitations under the Qualified Plan rules. Contributions and earnings are not included in the Annuitant's income until distributed. Distributions from Section 403(b) annuities generally cannot be made until the Annuitant attains age 59 1/2. However, exceptions to this rule include severance from employment, death, disability and hardship and, generally, the balance in the Contract as of December 31, 1988. Section 403(b) annuity contract accumulations may be eligible for a tax-free rollover or transfer to another Section 403(b) annuity contract or an eligible Qualified Plan. Section 403(b) annuities are subject to the required minimum distributions rules.

     SECTION 408 IRA -- Annual contributions (other than rollover contributions) to an IRA are limited to $3,000 for 2004 (and $4,000 for 2005). Additional catch-up contributions of $500 may be made if the Contract Owner is age 50 or older. Contribution limits to an IRA are reduced if contributions are also made to a Roth IRA. Contributions cannot be made after age 70 1/2 (this limitation does not apply to Roth IRAs). The amount of any annual contribution that will be deductible from gross income is based upon the individual's compensation, coverage under a retirement plan and marital status. For 2004, if the owner of the IRA contract is covered by another Qualified Plan the deduction phases out when adjusted gross income ("AGI") is between $45,000 and $55,000 for single filers and between $65,000 and $75,000 for married individuals filing jointly. If the owner is not covered by a Qualified Plan but the owner's spouse is, the deduction phases out when AGI is between $150,000 and $160,000. IRA accumulations may be eligible for a tax-free rollover or transfer to another IRA or eligible Qualified Plan. IRAs are subject to required minimum distribution rules.

     SIMPLIFIED EMPLOYEE PENSION (SEP) -- If the contract is used for a SEP IRA plan and the Contract Owner has elected to make IRA contributions, the same limitations regarding maximum contributions and deductibility apply as those described above under IRAs. If the SEP is offered under a salary reduction basis, the limitation for salary reduction contributions is $13,000 for 2004 ($14,000 in 2005). The additional catch-up amount if the individual is age 50 or older also applies, $3,000 for 2004 ($4,000 in 2005). Employer contributions are allowed subject to additional limitations and must be coordinated with other Qualified Plan limitations.

SEP IRA plans are subject to certain minimum participation and nondiscrimination requirements. Contributions and earnings are not includable in income until distributed. Rollover and required minimum distribution rules apply the same as for IRAs.

     SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA) -- If the contract is used for a SIMPLE IRA, the salary reduction limitation is $9,000 for 2004 ($10,000 for 2005). As with IRAs, additional contributions are allowed for individuals age 50 and older, $1,500 for 2004 ($2,000 for 2005). Employer contributions are also required and are coordinated with the elective deferral limitations of other Qualified Plans. Rollover rules are similar to IRAs except that rollovers during the first two years of participation are limited to other SIMPLE IRAs. Required minimum distribution rules apply the same as those for IRAs.

     ROTH IRAS -- Annual contributions to a Roth IRA are limited to $3,000 for 2004 ($4,000 for 2005) for both the individual and the spouse. This amount has additional limitations based upon the Contract Owner's income and marital status. The annual contribution maximum is phased out when AGI is between $95,000 and $110,000 for single taxpayers and those taxpayers filing Head of Household, between $150,000 and $160,000 for married taxpayers filing jointly and between $0 and $10,000 for married taxpayers filing separate. Contributions to an IRA are coordinated with Roth IRA contributions. An additional catch-up contribution is allowed if the individual is age 50 or older of $500 for 2004 (and 2005). Contributions to a Roth IRA are not deductible and if the Contract has been in existence for more than five years, certain qualified distributions are not includable in income (e.g. distributions made to a Contract Owner reaching age 59 1/2 or becoming disabled). IRAs, SEP IRAs and SIMPLE IRAs (after 2 years of participation in a SIMPLE IRA) can generally be rolled over or converted to a Roth IRA if the Contract Owner's AGI is $100,000 or less and the Contract Owner is not married filing a separate return. However, the converted amount is includable in income in the year of conversion. Roth IRAs are not subject to the required minimum distribution rules.

     SECTION 457(B) ELIGIBLE GOVERNMENTAL PLAN -- A Section 457(b) deferred compensation plan is available for employees of eligible state or local governments. Salary reduction amounts are limited to the lesser of $13,000 for 2004 ($14,000 for 2005) or 100% of includible compensation. Additional catch-up amounts may be contributed if the Contract Owner is age 50 or older of $3,000 for 2004 ($4,000 for 2005). A special catch-up contribution is allowed in the last three years of employment before attaining normal retirement age. Starting in 2002, contributions to a Section 457(b) Contract do not reduce the limit on the amount of contributions to a Section 403(b) Contract. Contributions and earnings are not included in the Annuitant's income until distributed. Distributions are not generally allowed until the employee reaches age 70 1/2 except for severance from employment or for an unforeseeable emergency or severe financial hardship. Section 457(b) annuity contract accumulations can be rolled over or transferred to other Section 457(b) eligible governmental plan contracts or an eligible Qualified Plan. Section 457(b) annuity contracts are subject to the required minimum distribution rules.

     SECTION 401 -- Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing, 401(k) plans) for their employees. Retirement plans established in accordance with Section 401 may permit the purchase of annuity contracts to provide benefits under the plan. In order for a retirement plan to be considered qualified under Section 401 it must: meet certain minimum standards with respect to participation, coverage and vesting; not discriminate in favor of highly compensated employees; provide contributions or benefits that do not exceed certain limitations; prohibit the use of plan assets for purposes other than the exclusive benefit of the plan participants and their beneficiaries covered by the plan; comply with certain minimum distribution requirements; provide for certain spousal survivor benefits; and comply with numerous other qualification requirements. A retirement plan qualified under Section 401 may be funded with employer contributions, employee contributions or a combination of both. Employee contributions may be made pre-tax (under a salary reduction agreement) or on an after-tax basis.

     ROLLOVERS -- A rollover, direct rollover or trustee-to-trustee transfer is a tax-free transfer of a distribution from a Qualified Plan to an eligible retirement plan. Distributions that are properly rolled over or transferred are not includable in income until they are ultimately paid out of the Contract. A
Section 401 plan can be rolled over or transferred to another Section 401 plan, an IRA, a Section 403(a) annuity, a Section 403(b) tax-deferred annuity or an eligible Section 457 governmental plan. An IRA can be rolled over or transferred to another IRA, a Section 401 plan, a Section 403(a) annuity, a Section 403(b) tax-deferred annuity or an eligible Section 457 governmental plan. A Section 403(b) tax-deferred annuity can be rolled over or transferred to an IRA, a
Section 401 plan, a Section 403(a) annuity, a Section 403(b) tax-deferred annuity or an eligible Section 457 governmental plan. In all cases the eligible
Section 457 plan must separately account for amounts rolled over or transferred from other non-Section 457 plans.

     For a Section 403(b) annuity only amounts eligible for distribution can be rolled over. However, amounts may be transferred between tax-deferred annuities if the requirements of Revenue Ruling 90-24 are met. A SIMPLE IRA can only be rolled over to another SIMPLE IRA during the first two years of participation. Thereafter, a SIMPLE IRA can be rolled over or transferred tax free to an IRA, a qualified Section 401 plan, a Section 403(b) plan or a Section 457 plan. A Roth IRA can generally only be rolled over to another Roth IRA. If certain requirements are met, it may be possible to recharacterize a Roth IRA contribution as an IRA contribution.


TAXATION OF CONTRACT BENEFITS


     Amounts contributed through salary reduction, employer contributions or deductible amounts in the case of IRAs are not taxed at the time of contribution. Earnings are also not taxed as they accumulate within the annuity Contract. Except for qualified distributions from Roth IRAs or after-tax contributions, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the IRC.

     Loans, if not made within certain terms of the IRC, will be treated as distributions. Loans from Sections 401 and 403(b) plans will not be treated as distributions if the terms require repayment within five years (except loans to acquire a home); the loans have substantially level payments over the term of the loan; the loans do not exceed $50,000 and are evidenced by a legally enforceable agreement. Loans are not allowed for IRAs.

     Qualified distributions from a Roth IRA are not taxable. A qualified distribution is any distribution made at least five years after issuance of the owner's first Roth IRA and made after attainment of age 59 1/2; as the result of death or disability; or as a qualified first-time homebuyer distribution.


TAX PENALTIES

PREMATURE DISTRIBUTION TAX


     A penalty tax will apply to premature distributions from a Qualified Plan. A premature distribution is generally any distribution made before the Contract Owner reaches age 59 1/2. The penalty tax is 10% of the amount of the payment that is includable in income. The penalty tax increases to 25% for distributions from a SIMPLE IRA if made within the first two years of participation. The penalty tax does not apply to conversions of IRAs to Roth IRAs and distributions from Section 457 plans. Certain payments may be exempt from the penalty tax depending upon the type of Qualified Plan such as payments made: 1) after age 59 1/2, 2) as the result of death or disability, 3) that are part of a series of substantially equal periodic payments over the life expectancy of the owner or the joint lives of the owner and beneficiary, 4) after separation from service and attainment of age 55, 5) for medical care, 6) under a qualified domestic relations order (QDRO) and 7) to correct excess contributions or elective deferrals. If the contract is an IRA or Roth IRA exception 4) listed above does not apply. In addition, for an IRA or Roth IRA there are additional exceptions, which include payments made: 1) for reimbursement of health insurance while the Contract Owner was unemployed, 2) for qualified education expenses and 3) for a qualified first-time home purchase.


     REQUIRED MINIMUM DISTRIBUTION TAX -- If the amount distributed from a Qualified Plan is less than the required minimum distribution for the year, the Contract Owner is generally subject to a non-deductible excise tax of 50% on the difference between the required minimum distribution and the amount actually distributed.


     REQUIRED MINIMUM DISTRIBUTIONS -- The Contract Owner of all Qualified Plans except Roth IRAs is generally required to take certain required minimum distributions during the Contract Owner's life and the beneficiary designated by the Contract Owner is required to take the balance of the Contract value within certain specified periods following the Contract Owner's death.

     The Contract Owner must take the first required distribution by the required beginning date and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made over the life expectancy of the Contract Owner or the joint life expectancy of the Contract Owner and the beneficiary. The amount of the required minimum distribution depends upon the Contract value and the applicable life expectancy. The required beginning date for IRAs, SEPs and SIMPLE IRAs is no later than April 1 of the calendar year following the calendar year in which the Contract Owner attains age 70 1/2. The required beginning date for Section 403(b) annuities and Section 457 plans is the later of April 1 of the calendar year following the calendar year in which the Contract Owner attains age 70 1/2 or retires.

     Upon the death of the Contract Owner, the beneficiary must take distributions under one of the following two rules.

     1. If the Contract Owner dies on or after the required beginning date and has designated a beneficiary, any remaining balance must be distributed over the longer of the remaining life expectancy of the Contract Owner's designated beneficiary and the remaining life expectancy of the Contract Owner. If there is no designated beneficiary as of the date for determining a designated beneficiary, distributions shall continue over the remaining life expectancy of the Contract Owner.

     2. If the Contract Owner dies before the required beginning date, the balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the Contract Owner's death. If the Contract value is payable to a beneficiary other than a spouse, it may be paid over the life expectancy of that beneficiary, provided distributions begin by December 31 of the calendar year following the year of the Contract Owner's death. If the beneficiary is the spouse, the spouse may defer payments until the end of the calendar year in which the Contract Owner would have reached age 70 1/2 or roll over the contract to an IRA or any other eligible retirement plan.

     WITHHOLDING -- Mandatory federal income tax is generally required to be withheld at the rate of 20% on distributions from Qualified Plans with the following exceptions: distributions from IRAs or Roth IRAs; a direct rollover or direct transfer to an eligible retirement plan; periodic payments over the Contract Owner's life expectancy or the joint life expectancy of the Contract Owner and the beneficiary; periodic payments over a ten year period; required minimum distributions; and hardship distributions.

     For all amounts not subject to the mandatory 20% withholding except Roth IRAs, federal income tax is generally required to be withheld unless the Contract Owner elects not to have federal income tax withheld. For periodic payments (Annuity Payments), the withholding is calculated like wage withholding and the Contract Owner has the right to revoke his/her election. HMLIC will notify the Contract Owner at least annually of his or her right to revoke the election. For all other payments withholding is generally at a rate of 10%.


     State and/or local tax withholding may also apply.

VOTING RIGHTS


     Unless otherwise restricted by the plan under which a contractContract is issued, each Contract Owner has the right to instruct HMLIC with respect to voting his or her interest in the shares of the Underlying Funds held by the Separate Account at all shareholder meetings.

     The number of votes that may be cast by a Contract Owner is based on the number of units owned as of the record date of the meeting. Shares for which no instructions are received are voted in the same proportion as the shares for which instructions have been received. Any Underlying Fund shares attributable to investment by HMLIC will be voted in proportion to the vote by Contract Owners who have Separate Account units. Contract Owners receive various materials, such as proxy materials and voting instruction forms, that relate to voting Underlying Fund shares.


OTHER INFORMATION

     LEGAL PROCEEDINGS -- There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. HMLIC is engaged in various kinds of routine litigation that, in HMLIC's judgment, are not material to its financial condition. None of this litigation relates to the Separate Account.


     REGISTRATION STATEMENT -- A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contract. This prospectus does not contain all information set forth in the registration statement, its amendments and exhibits. Statements contained in this prospectus as to the content of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to these instruments as filed.

     COMMUNICATIONS TO CONTRACT OWNERS -- To ensure receipt of communications, Contract Owners must notify HMLIC of address changes. Notice of a change in address may be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708-4657. Contract Owners may also provide notice of an address change by sending a telefacsimile (FAX) transmission to (217) 527-2307 or by calling (217) 789-2500 or (800) 999-1030
(toll-free).

     HMLIC will attempt to locate Contract Owners for whom no current address is on file. In the event HMLIC is unable to locate a Contract Owner, HMLIC may be forced to surrender the value of the Contract to the Contract Owner's last known state of residence in accordance with the state's abandoned property laws.

     CONTRACT OWNER INQUIRIES -- A toll-free number, (800) 999-1030, is available to telephone HMLIC's Annuity Customer Service Department. Written questions should be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708-4657.

     FORMS AVAILABILITY -- Specific forms are available from HMLIC to aid the Contract Owner in effecting many transactions allowed under the Contract. These forms may be obtained by calling the Annuity Customer Service Department toll-free at (800) 999-1030.

     NASD REGULATION'S PUBLIC DISCLOSURE PROGRAM -- Information about HM Investors and your agent is available from the NASD at www.nasdr.com or by calling (800) 289-9999 (toll-free).

ADDITIONAL INFORMATION

     A copy of the Statement of Additional Information providing more detailed information about the Separate Account is available, without charge, upon request. The Table of Contents of this Statement of Additional Information follows:


TOPIC                                          PAGE
-----                                          ----
General Information and History                  2
Underwriter                                      2
Financial Statements                             2


      To receive, without charge, a copy of the Statement of Additional Information for the Separate Account, please complete the following request form and mail it to the address indicated below, send it by telefacsimile (FAX) transmission to (217) 535-7123 or telephone (217) 789-2500 or (800) 999-1030
(toll-free).

     HORACE MANN LIFE INSURANCE COMPANY
     P.O. BOX 4657
     SPRINGFIELD, ILLINOIS 62708-4657

Please provide free of charge the following information:





___ Statement of Additional Information dated May 1, 2004 for the Separate
Account


Please mail the above documents to:

--------------------------------------------------
(Name)
--------------------------------------------------
(Address)
--------------------------------------------------
(City/State/Zip)

PROSPECTUS


NON-QUALIFIED VARIABLE DEFERRED ANNUITY CONTRACTS


HORACE MANN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT


MAY 1, 2004

NON-QUALIFIED VARIABLE DEFERRED ANNUITY CONTRACTS ISSUED BY HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT
SINGLE PREMIUM CONTRACTS FOR INDIVIDUALS
FLEXIBLE PREMIUM CONTRACTS FOR INDIVIDUALS


     This prospectus offers Variable, non-qualified annuity Contracts to individuals. These Contracts are issued by Horace Mann Life Insurance Company ("HMLIC") and can be issued as flexible premium Contracts or were issued as single premium Contracts. These Contracts are no longer issued by HMLIC as single premium Contracts. Amounts transferred to the HMLIC Separate Account as directed by a Contract Owner are invested in one or more of the Subaccounts (sometimes referred to as Variable investment options or Variable accounts). Each Subaccount purchases shares in a corresponding Underlying Fund. The Underlying Funds are:


Large Company Stock Funds
     Large Blend
         JPMorgan U.S. Large Cap Core Equity Portfolio
         Fidelity VIP Growth & Income Portfolio SC 2
         Fidelity VIP Index 500 Portfolio SC 2
     Large Growth

         Fidelity VIP Growth Portfolio SC 2
         AllianceBernstein Premier Growth Portfolio

     Large Value
         Horace Mann Equity Fund
         Horace Mann Socially Responsible Fund
         Davis Value Portfolio
Mid-Size Company Stock Funds
     Mid Blend

         Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares Fidelity VIP Mid Cap Portfolio SC 2

     Mid Growth

         Delaware VIP Growth Opportunities Series
         Lord Abbett Insurance Series Growth/Opportunities
         Putnam VT Vista Fund (IB Shares)

         Strong Mid Cap Growth Fund II
     Mid Value
         Strong Opportunity Fund II
Small Company Stock Funds

     Small Blend
         Goldman Sachs VIT Core Small Cap Equity Fund
     Small Growth
         Horace Mann Small Cap Growth Fund
         Credit Suisse Small Cap Growth Portfolio
         Delaware VIP Trend Series
     Small Value
         Royce Capital Fund Small-Cap Portfolio
International Stock Funds

         Horace Mann International Equity Fund
         Fidelity VIP Overseas Portfolio SC 2
Balanced Fund
         Horace Mann Balanced Fund
Bond Funds
         Horace Mann Income Fund
         Horace Mann Short-Term Investment Fund
         Fidelity VIP High Income Portfolio SC 2
         Fidelity VIP Investment Grade Bond Portfolio SC 2


     This prospectus sets forth the information an investor should know before investing and should be kept for future reference. Additional information about the HMLIC Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 2004. The Statement of Additional Information is incorporated by reference and is available upon request, without charge. You may obtain the Statement of Additional Information by writing to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile ("FAX") transmission to (217) 527-2307 or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free). The Table of Contents of the Statement of Additional Information appears on page 48 of this prospectus.

     The Securities and Exchange Commission maintains a website
(http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information that the HMLIC Separate Account files electronically with the Securities and Exchange Commission.


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE ANNUITIES OFFERED BY HMLIC ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THEY ARE NOT DEPOSITS OF, OBLIGATIONS OF OR GUARANTEED BY
ANY BANK. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
                           PRINCIPAL AMOUNT INVESTED.


                   The date of this Prospectus is May 1, 2004.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            PAGE
                                                                            ----

DEFINITIONS                                                                    5
SUMMARY                                                                        7
TABLE OF ANNUAL OPERATING EXPENSES                                            10
CONDENSED FINANCIAL INFORMATION                                               13
HORACE MANN LIFE INSURANCE COMPANY, THE ACCOUNT AND THE UNDERLYING FUNDS      17
     Horace Mann Life Insurance Company                                       17
     The Separate Account                                                     18
     The Underlying Funds                                                     18
THE CONTRACT                                                                  23
     Contract Owners' Rights                                                  23
     Purchasing the Contract                                                  23
     Purchase Payments                                                        24
         Amount and Frequency of Purchase Payments                            24
         Allocation of Purchase Payments                                      24
         Accumulation Units and Accumulation Unit Value                       24
     Transactions                                                             25
         Transfers                                                            25
         Dollar Cost Averaging                                                25
         Rebalancing                                                          26
         Changes to Purchase Payment Allocations                              26
         Market Timing                                                        27
         Surrender or Withdrawal Before Commencement of Annuity Period        27
         Deferment                                                            28
         Confirmations                                                        28
     Deductions and Expenses                                                  28
         Annual Maintenance Charge                                            28
         Mortality and Expense Risk Fee                                       29
         Surrender Charges                                                    29
         Operating Expenses of the Underlying Funds                           29
         Premium Taxes                                                        29
     Death Benefit Proceeds                                                   29
     Income Payments                                                          29
     Income Payment Options                                                   30
     Amount of Fixed and Variable Income Payments                             31
     Misstatement of Age                                                      32
     Modification of the Contract                                             32
INDIVIDUAL PRODUCT INFORMATION                                                34
TAX CONSEQUENCES                                                              46
     Separate Account                                                         46
     Contract Owners                                                          46
         Contributions                                                        46
         Distributions Under Non-Qualified Contracts                          46
         Exchanges                                                            46
         Distribution at Death Rules                                          47
         Penalty Tax                                                          47
         Withholding                                                          47
         Other Considerations                                                 47
VOTING RIGHTS                                                                 47
OTHER INFORMATION                                                             47
ADDITIONAL INFORMATION                                                        48

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE CONTRACTS OFFERED BY THIS PROSPECTUS IN ANY STATE TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH STATE.

DEFINITIONS
--------------------------------------------------------------------------------


     ACCUMULATION UNIT: A unit of measurement used to determine the value of a Contract Owner's interest in a Subaccount before Annuity Payments begin.

     ACCUMULATION UNIT VALUE: The value of an Accumulation Unit on any Valuation Date.

     ANNUITANT: The recipient of Annuity Payments.

     ANNUITY PAYMENTS: A series of payments that may be for life; for life with a guaranteed number of payments; for the joint lifetimes of the Annuitant and another person, and thereafter, during the lifetime of the survivor; or for some fixed period. A fixed annuity provides a series of payments that will be substantially equal in amount throughout the annuity payout period. A fixed annuity does not participate in the investment experience of any Subaccount. A Variable annuity provides a series of payments that vary in amount depending upon the investment experience of the Subaccount(s) selected by the Contract Owner.

     ANNUITY PERIOD: The period during which Annuity Payments are made to the Annuitant or the last surviving joint Annuitant, if any.

     ANNUITY UNIT: A unit of measurement used in determining the amount of a Variable Annuity Payment during the Annuity Period.

     CONTRACT: This prospectus offers Variable annuity Contracts to individuals as flexible premium Contracts. The term "contract" in this prospectus generally will be used to describe contracts issued to individuals.
     CONTRACT OWNER: The individual or entity to whom the Contract is issued.

     CONTRACT YEAR: A year measured from the date a Contract was issued to an individual Contract Owner and each anniversary of this date.

     FIXED CASH VALUE: The dollar value of the fixed account under the Contract prior to the time Annuity Payments begin.

     MATURITY DATE: The date Annuity Payments begin. The individual Contracts offered by this prospectus describe the criteria for determining Maturity Dates.

     MUTUAL FUND(S): Open-end management investment companies in which the assets of the Subaccount(s) will be invested. These companies are generally registered under the Investment Company Act of 1940.

     NET PURCHASE PAYMENT: The balance of each purchase payment received by HMLIC after deducting any applicable premium taxes, or the balance of any transfer amount from other Subaccounts after any applicable charges.

     SCHEDULED UPDATE: The date the Contract investment period and current interest rate of the fixed account are updated, if applicable.

     SEPARATE ACCOUNT: The Horace Mann Life Insurance Company Separate Account, a segregated Variable investment account consisting of Subaccounts each of which invests in a corresponding Underlying Fund. The Separate Account was established by HMLIC under Illinois law and is registered as a unit investment trust under the Investment Company Act of 1940.


     SUBACCOUNT: A division of the Separate Account which invests in shares of the corresponding Underlying Fund.


     SURRENDER CHARGE: Also called a "contingent deferred sales charge." An amount kept by HMLIC if a withdrawal is made or if the Contract is surrendered. The charge is intended to compensate HMLIC for the cost of selling the Contract.

     TOTAL ACCUMULATION VALUE: The sum of the Fixed Cash Value and the Variable Cash Value prior to the time annuity Annuity Payments begin.

     UNDERLYING FUNDS: All Mutual Funds listed in this prospectus that are available for investment by the Separate Account.

     VALUATION DATE: Any day on which the New York Stock Exchange ("NYSE") is open for trading. The Valuation Date ends at 3:00 p.m. Central time or the close of the NYSE if earlier.

     VALUATION PERIOD: The period from the end of a Valuation Date to the end of the next Valuation Date, excluding the day the period begins and including the day it ends.

     VARIABLE: The values vary based on the investment performance of the Subaccount(s) selected.

     VARIABLE CASH VALUE: The dollar value of the Separate Account investment options under the Contract prior to the time annuity Annuity Payments begin.

SUMMARY
--------------------------------------------------------------------------------


     This summary is intended to provide a brief overview of the more significant aspects of the Contracts. Further information can be found in this prospectus, in the Separate Account Statement of Additional Information and in the Contracts. This prospectus is intended to serve as a disclosure document for the Variable portion of the Contract(s) only. For information regarding the fixed portion, refer to the Contract(s).

     Detailed information about the Underlying Funds is contained in each Underlying Fund's prospectus and in each Underlying Fund's Statement of Additional Information.


     The expenses for the Underlying Funds, including advisory and management fees, are found in each Underlying Fund's prospectus.

WHAT IS THE "SEPARATE ACCOUNT"?


     The Separate Account segregates assets dedicated to the Variable portion of the Contracts offered herein. The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. The Separate Account consists of Subaccounts, each investing in shares of a corresponding Underlying Fund.

WHO MAY PURCHASE THE CONTRACT OFFERED BY THIS PROSPECTUS?

     Individuals may purchase the Variable flexible premium annuity, but may no longer purchase the single premium annuity. The Contracts offered by this prospectus are designed to provide non-qualified retirement annuities.

     The Contracts are offered and sold by HMLIC through its licensed life insurance sales personnel. These insurance sales personnel are registered representatives of Horace Mann Investors, Inc. ("HM Investors"). In addition, the Contracts may be offered and sold through independent agents and other broker/dealers. HM Investors is a broker/dealer registered under the Securities and Exchange Act of 1934. HMLIC has entered into a distribution agreement with HM Investors. HM Investors is a member of the National Association of Securities Dealers, Inc. ("NASD").


WHAT ARE MY INVESTMENT CHOICES?


     You may have money allocated to or invested in no more than 22 Subaccounts at any one time.


     (a) SEPARATE ACCOUNT


     Includes Subaccounts each of which invests in one of the following Underlying Funds:


LARGE COMPANY STOCK FUNDS
     Large Blend

         JPMorgan U.S. Large Cap Core Equity Portfolio
         Fidelity VIP Growth & Income Portfolio SC 2
         Fidelity VIP Index 500 Portfolio SC 2


     Large Growth

         Fidelity VIP Growth Portfolio SC 2
         AllianceBernstein Premier Growth Portfolio


     Large Value
         Horace Mann Equity Fund
         Horace Mann Socially Responsible Fund
         Davis Value Portfolio

MID-SIZE COMPANY STOCK FUNDS
     Mid Blend

         Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares Fidelity VIP Mid Cap Portfolio SC 2


     Mid Growth

         Delaware VIP Growth Opportunities Series
         Lord Abbett Insurance Series Growth/Opportunities
         Putnam VT Vista Fund (IB Shares)
         Strong Mid Cap Growth Fund II(1)


     Mid Value

         Strong Opportunity Fund II(1)


SMALL COMPANY STOCK FUNDS

     Small Blend
         Goldman Sachs VIT Core Small Cap Equity Fund
     Small Growth
         Horace Mann Small Cap Growth Fund
         Credit Suisse Small Cap Growth Portfolio(1)
         Delaware VIP Trend Series
     Small Value
         Royce Capital Fund Small-Cap Portfolio


INTERNATIONAL STOCK FUNDS
         Horace Mann International Equity Fund
         Fidelity VIP Overseas Portfolio SC 2

BALANCED FUND
         Horace Mann Balanced Fund

BOND FUNDS
         Horace Mann Income Fund
         Horace Mann Short-Term Investment Fund
         Fidelity VIP High Income Portfolio SC 2
         Fidelity VIP Investment Grade Bond Portfolio SC 2


(1) On and after June 1, 2004, new Contracts may not have allocations to these Subaccounts, and existing Contracts may not begin or increase allocations to these Subaccounts or START ANY NEW TRANSFERS OF MONEY to these
     Subaccounts:

         Strong Mid Cap Growth Fund
         Strong Opportunity Fund
         Credit Suisse Small Cap Growth


     (b) FIXED ACCOUNT (SEE THE CONTRACT)

WHEN CAN I TRANSFER BETWEEN ACCOUNTS?


     At any time before the Contract's Maturity Date, amounts may be transferred from one Subaccount to another, and to and from the fixed account of the Contract. Transfers from the fixed account of the Contract into a Subaccount could be subject to certain charges if the transferred amount is withdrawn or surrendered. For complete details see "The Contract -- Transactions -- Transfers."

MAY I WITHDRAW ALL OR PART OF THE CONTRACT VALUE BEFORE THE MATURITY DATE?

     Unless restricted by the Internal Revenue Code of 1986, as amended ("IRC"), a Contract Owner may at any time before the Maturity Date surrender his or her Contract in whole or withdraw in part for cash. Each surrender or partial withdrawal is processed on the basis of the value of an Accumulation Unit of the Subaccount(s) from which the value is being surrendered or withdrawn. Surrenders and withdrawals may be subject to Surrender Charges as described in "Deductions and Expenses -- Surrender Charges."


WHAT ARE THE CHARGES OR DEDUCTIONS?

     Contracts may be subject to deductions for applicable state or local government premium taxes. Premium taxes presently range from 0% to 3.5%.

     A mortality and expense risk fee (M&E Fee), is deducted from the Separate Account. This fee is computed on a daily basis and will not exceed an annual rate of 1.25% of the daily net assets of the Separate Account.


     A fixed annual maintenance charge that may not exceed $25 is assessed against the Contract on each anniversary, unless the Contract value equals or exceeds $10,000, in which case such charge is waived.

     No deduction for sales expense is charged on purchase payments, but a decreasing Surrender Charge is assessed against certain withdrawals and surrenders. The charge is deducted from the Contract Owner's value in the Subaccount(s) from which the withdrawal is made. See "The Contract -- Transactions -- Surrender or Withdrawal Before Commencement of Annuity Period."

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF INVESTING IN THIS CONTRACT?

     The IRC provides penalties for premature distributions under various retirement plans. See "Tax Consequences." This Contract might not be suitable for short-term investment. See "The Contract -- Transactions -- Surrender or Withdrawal Before Commencement of Annuity Period."

IF I RECEIVE MY CONTRACT AND AM DISSATISFIED, MAY I RETURN IT?

     Subject to various state insurance laws, generally the Contract Owner may return the Contract to HMLIC within 15 to 30 days of receipt of the Contract. HMLIC will refund the greater of the premium contributions or the market value of the assets purchased by payments paid to the Separate Account as of the date the request was received less any taxes, if applicable.

WHEN CAN I BEGIN RECEIVING ANNUITY PAYMENTS, AND WHAT OPTIONS ARE AVAILABLE?

     Payments will begin on the Maturity Date set by the terms of your Contract. Variable Annuity Payments are made in monthly installments. An optional Maturity Date and various income payment options are available under the Contract.

     Annuity Payments may be fixed or Variable or a combination of fixed and Variable payments. The following options are available for receiving Annuity
Payments:


     Life Annuity with or without Certain Period, Joint and Survivor Life Annuity, Income for Fixed Period, Income for Fixed Amount and Interest Income Payments.

TABLE OF ANNUAL OPERATING EXPENSES
--------------------------------------------------------------------------------


     The following tables describe the maximum fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract or transfer cash value between investment options. State premium taxes may also be deducted. To determine the Contract you own, look in the bottom left hand corner of your Contract for the form number. This is the number referenced below the product name in the following tables. If you are in the process of purchasing a Contract, ask your registered representative which Contract you are purchasing.


HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT
CONTRACT OWNER TRANSACTION EXPENSES:(1)

                                                                                                        VARIABLE       VARIABLE
                                         ANNUITY         ANNUITY        ANNUITY          NEW           RETIREMENT     RETIREMENT
                                       ALTERNATIVES   LTERNATIVES 2  ALTERNATIVES 2    SOLUTIONS        ANNUITY         ANNUITY
                                       (IC-408000)   A (IC-437000)    (IC-438000)     (IC-441000)     (IC-417000)     (IC-418000)
                                       -----------     -----------    -----------     -----------     -----------     -----------
Surrender Fees (as a percentage of
  amount surrendered, if applicable)        8%             8%              8%              8%              5%             5%

(1) Premium taxes, currently ranging between 0% and 3.5%, are not included. The rate of the premium tax varies depending upon the state of residence, and not all states impose premium taxes. Taxes are deducted at the time of purchase.


     The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

                                                                                                        VARIABLE       VARIABLE
                                         ANNUITY         ANNUITY        ANNUITY          NEW           RETIREMENT     RETIREMENT
                                       ALTERNATIVES   LTERNATIVES 2  ALTERNATIVES 2    SOLUTIONS        ANNUITY         ANNUITY
                                       (IC-408000)   A (IC-437000)    (IC-438000)     (IC-441000)     (IC-417000)     (IC-418000)
                                       -----------     -----------    -----------     -----------     -----------     -----------

Annual Contract Fee(1)                   $   25          $   25           $   25        $   25           $   25          $  25
Separate Account Annual Expenses

  (as a percentage of average account
value)
     Mortality and Expense Risk Fees       1.25%           1.25%            1.25%         1.25%            1.25%          1.25%
     Account Fees and Expenses                0%              0%               0%            0%               0%             0%
Total Separate Account Annual Expenses     1.25%           1.25%            1.25%         1.25%            1.25%          1.25%


(1) The annual contract fee is waived if the Contract value equals or exceeds $10,000.

     The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund.

TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES                                                   MINIMUM              MAXIMUM
-----------------------------------------------                                                   -------              -------
  (expenses that are deducted from Underlying Fund assets, including management fees,              0.60%                1.79%
  distribution and/or service (12b-1) fees and other expenses)

EXAMPLE


     This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other Variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses.

     The Example assumes that you invest $10,000 in the Contract for the time periods indicated.(1) The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Underlying Funds as of December 31, 2003. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        ANNUITY ALTERNATIVES (IC-408000)


     If you surrender or annuitize your Contract at the end of the applicable time period:


          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ------          -------          -------          --------
          $1,120           $1,568           $1,804            $3,329

     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:

          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ------          -------          -------          --------
           $305            $932            $1,584            $3,329


                ANNUITY ALTERNATIVES 2 (IC-437000 AND IC-438000)


     If you surrender or annuitize your Contract at the end of the applicable time period:

          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ------          -------          -------          --------
          $1,120           $1,568           $1,804            $3,329

     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:

          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ------          -------          -------          --------
            $305             $932           $1,584            $3,329


                           NEW SOLUTIONS (IC-441000)


     If you surrender or annuitize your Contract at the end of the applicable time period:

          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ------          -------          -------          --------
          $1,120           $1,568           $2,025            $3,329

     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:

          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ------          -------          -------          --------
            $305             $932           $1,584            $3,329


              VARIABLE RETIREMENT ANNUITY (IC-417000 AND IC-418000)


     If you surrender or annuitize your Contract at the end of the applicable time period:

          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ------          -------          -------          --------
            $814           $1,250           $1,694            $3,329

     If you do NOT surrender or annuitize your Contract at the end of the applicable time period:

          1 YEAR          3 YEARS          5 YEARS          10 YEARS
          ------          -------          -------          --------
            $305             $932           $1,584            $3,329

(1) Because the Example assumes a $10,000 investment, the Example does not include the annual contract fee of $25 which is waived if the Contract value equals or exceeds $10,000.

CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


     The following information is taken from the Separate Account financial statements. The financial statements and reports are contained in the Annual Report for the Separate Account and are incorporated herein by reference and may be obtained by calling or writing HMLIC. The Horace Mann Equity Fund commenced operations on May 21, 1957. The Horace Mann Balanced Fund, Income Fund and Short-Term Investment Fund each commenced operations on January 1, 1983. The Horace Mann Small Cap Growth Fund, Horace Mann International Equity Fund and Horace Mann Socially Responsible Fund each commenced operations on March 10, 1997. The Delaware VIP Growth Opportunities Series, Lord Abbett Insurance Series Growth/Opportunities, Delaware VIP Trend Series, Goldman Sachs VIT Core Small Cap Equity Fund, Royce Capital Fund Small-Cap Portfolio and Dreyfus Investment
Portfolio: Mid Cap Stock Fund - Service Shares are not included below because they were not added to the Separate Account until May 1, 2004. All other Underlying Funds not specified above were added to the Separate Account on August 9, 2000.

                                                                                                      # ACCUMULATION
                                                                   ACCUMULATION     ACCUMULATION          UNITS
                                                                    UNIT VALUE       UNIT VALUE         OUTSTANDING
                                                    YEAR           BEGINNING OF        END OF             END OF
SUBACCOUNT                                          ENDED             PERIOD           PERIOD             PERIOD
----------                                          -----             ------           ------             ------
JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO     12/31/03         $    9.65         $    12.22           915,270
                                                  12/31/02             12.97               9.65           690,067
                                                  12/31/01             14.90              12.97           431,258
                                                  12/31/00             17.33*             14.90           123,796

FIDELITY VIP GROWTH & INCOME PORTFOLIO SC 2       12/31/03         $   11.23         $    13.69           535,029
                                                  12/31/02             13.67              11.23           357,213
                                                  12/31/01             15.20              13.67           230,640
                                                  12/31/00             16.03*             15.20            53,980

FIDELITY VIP INDEX 500 PORTFOLIO SC 2             12/31/03         $   98.66         $   124.84           211,435
                                                  12/31/02            128.86              98.66           151,544
                                                  12/31/01            148.95             128.86            93,943
                                                  12/31/00            171.04*            148.95            32,999

FIDELITY VIP GROWTH PORTFOLIO SC 2                12/31/03         $   24.28         $    31.79           771,644
                                                  12/31/02             35.28              24.28           595,943
                                                  12/31/01             43.48              35.28           404,152
                                                  12/31/00             53.82*             43.48           161,937

ALLIANCEBERSTEIN PREMIER GROWTH PORTFOLIO         12/31/03         $   17.71         $    21.59           676,885
                                                  12/31/02             28.94              17.71           522,390
                                                  12/31/01             31.81              25.94           357,364
                                                  12/31/00             41.57*             31.81           130,232

HORACE MANN EQUITY FUND                           12/31/03         $   15.68         $    19.76        15,075,890
                                                  12/31/02             19.70              15.68        15,849,770
                                                  12/31/01             20.82              19.70        17,361,722
                                                  12/31/00             22.10              20.82        18,713,068
                                                  12/31/99             22.97              22.10        23,693,305
                                                  12/31/98             21.62              22.97        24,141,182
                                                  12/31/97             17.74              21.62        21,736,131
                                                  12/31/96             14.33              17.74        18,086,814
                                                  12/31/95             10.88              14.33        14,363,155
                                                  12/31/94             11.03              10.88        12,072,982

HORACE MANN SOCIALLY RESPONSIBLE FUND             12/31/03         $   11.70         $    14.85         4,740,058
                                                  12/31/02             13.70              11.70         4,803,270
                                                  12/31/01             14.96              13.70         4,970,814
                                                  12/31/00             13.92              14.96         4,767,452
                                                  12/31/99             13.00              13.92         3,893,389
                                                  12/31/98             12.00              13.00         2,430,089
                                                  12/31/97              9.85              12.00           698,226

                                                                                                      # ACCUMULATION
                                                                   ACCUMULATION     ACCUMULATION          UNITS
                                                                    UNIT VALUE       UNIT VALUE         OUTSTANDING
                                                    YEAR           BEGINNING OF        END OF             END OF
SUBACCOUNT                                          ENDED             PERIOD           PERIOD             PERIOD
----------                                          -----             ------           ------             ------
DAVIS VALUE PORTFOLIO                             12/31/03         $    8.11         $    10.40           486,125
                                                  12/31/02              9.80               8.11           384,920
                                                  12/31/01             11.08               9.80           333,527
                                                  12/31/00             11.58*             11.08           134,363

FIDELITY VIP MID CAP PORTFOLIO SC 2               12/31/03         $   17.16         $    23.43           798,274
                                                  12/31/02             19.31              17.16           674,016
                                                  12/31/01             20.25              19.31           551,984
                                                  12/31/00             20.11*             20.25           231,555

PUTNAM VT VISTA FUND (IB SHARES)                  12/31/03         $    8.79         $    11.56           431,300
                                                  12/31/02             12.82               8.79           375,227
                                                  12/31/01             19.52              12.82           326,406
                                                  12/31/00             25.13*             19.52           146,933

STRONG MID CAP GROWTH FUND II                     12/31/03         $   10.86         $    14.40           443,966
                                                  12/31/02             17.61              10.86           371,269
                                                  12/31/01             25.76              17.61           279,260
                                                  12/31/00             35.99*             25.76           131,868

STRONG OPPORTUNITY FUND II                        12/31/03         $   18.96         $    25.67           298,172
                                                  12/31/02             26.24              18.96           254,365
                                                  12/31/01             27.60              26.24           169,801
                                                  12/31/00             28.55*             27.60            47,165

HORACE MANN SMALL CAP GROWTH FUND                 12/31/03         $    7.33         $    11.52         4,507,783
                                                  12/31/02             12.16               7.33         4,361,425
                                                  12/31/01             17.54              12.16         4,399,005
                                                  12/31/00             19.92              17.54         4,284,826
                                                  12/31/99             11.61              19.92         2,619,220
                                                  12/31/98             11.10              11.61         2,103,641
                                                  12/31/97              9.59              11.10         1,284,537

C.S. SMALL CAP GROWTH PORTFOLIO                   12/31/03         $   11.61         $    17.03           236,965
                                                  12/31/02             17.73              11.61           207,449
                                                  12/31/01             21.37              17.73           165,082
                                                  12/31/00             27.32*             21.37            76,760

HORACE MANN INTERNATIONAL EQUITY FUND             12/31/03         $    8.16         $    10.68         3,072,915
                                                  12/31/02             10.47               8.16         2,970,500
                                                  12/31/01             14.39              10.47         2,935,800
                                                  12/31/00             17.67              14.39         2,650,938
                                                  12/31/99             11.72              17.67         1,187,606
                                                  12/31/98              9.98              11.72           696,337
                                                  12/31/97              9.74               9.98           464,676

FIDELITY VIP OVERSEAS PORTFOLIO SC 2              12/31/03         $   12.18         $    17.21           430,503
                                                  12/31/02             15.50              12.18           308,350
                                                  12/31/01             19.91              15.50           209,742
                                                  12/31/00             23.13*             19.91            70,810

HORACE MANN BALANCED FUND                         12/31/03         $   15.74         $    18.59        14,094,671
                                                  12/31/02             17.39              15.74        14,804,752
                                                  12/31/01             17.36              17.39        16,254,478
                                                  12/31/00             17.41              17.36        17,553,416

                                                                                                      # ACCUMULATION
                                                                   ACCUMULATION     ACCUMULATION          UNITS
                                                                    UNIT VALUE       UNIT VALUE         OUTSTANDING
                                                    YEAR           BEGINNING OF        END OF             END OF
SUBACCOUNT                                          ENDED             PERIOD           PERIOD             PERIOD
----------                                          -----             ------           ------             ------
                                                  12/31/99             17.83              17.41        22,621,955
                                                  12/31/98             16.78              17.83        23,286,358
                                                  12/31/97             14.28              16.78        22,095,620
                                                  12/31/96             12.22              14.28        20,098,949
                                                  12/31/95              9.75              12.22        17,804,536
                                                  12/31/94              9.97               9.75        15,666,817

HORACE MANN INCOME FUND                           12/31/03         $   15.39         $    16.30         1,210,705
                                                  12/31/02             14.29              15.39         1,187,910
                                                  12/31/01             13.27              14.29           936,292
                                                  12/31/00             12.34              13.27           827,539
                                                  12/31/99             12.70              12.34         1,034,296
                                                  12/31/98             11.90              12.70         1,060,399
                                                  12/31/97             11.02              11.90           784,296
                                                  12/31/96             10.78              11.02           942,068
                                                  12/31/95              9.49              10.78           938,069
                                                  12/31/94              9.85               9.49           945,569



HORACE MANN SHORT-TERM INVESTMENT FUND            12/31/03         $   10.88         $    10.86           427,380
                                                  12/31/02             10.83              10.88           367,360
                                                  12/31/01             10.42              10.83           237,129
                                                  12/31/00              9.97              10.42           205,055
                                                  12/31/99              9.64               9.97           132,903
                                                  12/31/98              9.30               9.64           120,651
                                                  12/31/97              8.97               9.30           122,530
                                                  12/31/96              8.65               8.97           125,251
                                                  12/31/95              8.34               8.65           110,931
                                                  12/31/94              8.13               8.34           125,199



FIDELITY VIP HIGH INCOME PORTFOLIO SC 2           12/31/03         $    7.23         $     9.06           177,129
                                                  12/31/02              7.09               7.23            90,168
                                                  12/31/01              8.15               7.09            57,319
                                                  12/31/00              9.77*              8.15            32,064


FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
SC 2                                              12/31/03         $   14.56         $    15.10           921,950
                                                  12/31/02             13.39              14.56           677,140
                                                  12/31/01             12.54              13.39           283,612
                                                  12/31/00             11.98*             12.54            24,851

* Inception price on date Underlying Fund was added to the Separate Account, as shown on page 24.


     Financial statements of the Separate Account and of HMLIC are available with the Statement of Additional Information. A copy of the Statement of Additional Information and of the financial statements may be obtained without charge by mailing a written request to HMLIC, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission request to
(217) 527-2307 or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free).

HORACE MANN LIFE INSURANCE COMPANY,
THE SEPARATE ACCOUNT AND
THE UNDERLYING FUNDS

HORACE MANN LIFE INSURANCE COMPANY


     HMLIC, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001 ("HMLIC's Home Office"), is an Illinois stock life insurance company organized in 1949. HMLIC is licensed to do business in 48 states and in the District of Columbia. HMLIC writes individual and group life insurance and annuity contracts on a nonparticipating basis.


     HMLIC is an indirect wholly-owned subsidiary of Horace Mann Educators Corporation ("HMEC"), a publicly-held insurance holding company traded on the NYSE.

THE SEPARATE ACCOUNT


     On October 9, 1965, HMLIC established the Separate Account under Illinois law. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account and each Subaccount are administered and accounted for as a part of the business of HMLIC. However, the income, gains and losses, whether or not realized, of each Subaccount are credited to or charged against the amounts allocated to that Subaccount in accordance with the terms of the Contracts without regard to other income, gains or losses of the remaining Subaccounts or of HMLIC. The assets of the Separate Account may not be charged with liabilities arising out of any other business of HMLIC. All obligations arising under the Contracts, including the promise to make Annuity Payments, are general corporate obligations of HMLIC. Accordingly, all of HMLIC's assets are available to meet its obligations and expenses under the Contracts. While HMLIC is obligated to make payments under the Contracts, the amounts of Variable Annuity Payments are not guaranteed since the payment amounts fluctuate in accordance with the performance of the Subaccounts.

     The Separate Account is divided into Subaccounts. HMLIC uses the assets of each Subaccount to buy shares of the Underlying Funds based on Contract Owner instructions.


THE UNDERLYING FUNDS


     The Underlying Funds are listed below along with their primary investment objectives and a description of the adviser to each Underlying Fund. Detailed information on the Underlying Funds can be found in the current prospectus for each Underlying Fund. Prospectuses for the Underlying Funds should be read carefully in conjunction with this prospectus before investing. A copy of each prospectus may be obtained without charge from HMLIC by calling (800) 999-1030 (toll-free), sending a telefacsimile (FAX) transmission to (217) 527-2307 or writing to HMLIC, P.O. Box 4657, Springfield, IL 62708-4657. You may also access the prospectuses on HMLIC's website at www.horacemann.com in the "Retirement Planning" link.

HORACE MANN MUTUAL FUNDS

     The Horace Mann Mutual Funds ("Trust") is an open-end, diversified, management investment company registered under the Investment Company Act of 1940. The Trust is made up of a series of portfolios ("Horace Mann Funds"). The Trust issues shares of beneficial interest that are continually offered for sale. The Horace Mann Funds, advised by Wilshire Associates Incorporated ("Wilshire"), invest in securities of different issuers and industry classifications in an attempt to spread and reduce the risks inherent in all investing. Wilshire has entered into an agreement with investment subadviser(s) for each of the Horace Mann Funds whereby the subadviser(s) manage the investment and reinvestment of the assets of a fund.

     The primary investment objective of the Horace Mann Equity Fund is long-term capital growth; conservation of principal and production of income are secondary objectives. The Equity Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities. The Equity Fund ordinarily invests in common stocks of domestic companies. Wellington Management Company, LLP ("Wellington Management"), Alliance Capital Management LP ("Alliance") and Mellon Equity Associates, LLP ("Mellon Equity") serve as the investment subadvisers to the Equity Fund. This fund was referred to as the Growth Fund prior to May 1, 2000.

     The primary investment objective of the Horace Mann Balanced Fund is to realize high long-term total rate of return consistent with prudent investment risks. The Balanced Fund's assets are invested in a mix of common stocks, debt securities and money market instruments through investments in the Equity Fund and Income Fund.


     The primary investment objective of the Horace Mann Income Fund is to achieve a long-term total rate of return in excess of the U.S. bond market over a full market cycle. The Income Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The fixed income securities in which the Income Fund invests are primarily U.S. investment grade fixed income securities. Western Asset Management Company ("Western Asset"), Western Asset Management Limited ("WAML") and BlackRock Financial Management, Inc ("BlackRock") serve as the investment subadvisers to the Income Fund.


     The primary investment objective of the Horace Mann Short-Term Investment Fund ("Short-Term Fund") is to realize maximum current income to the extent consistent with liquidity. Preservation of principal is a secondary objective. The Short-Term Fund attempts to realize its objectives through investments in short-term debt instruments; it is not a money market fund and does not maintain a stable net asset value per share. Western Asset serves as the investment subadviser to the Short-Term Fund.


     The investment objective of the Horace Mann Small Cap Growth Fund is long-term capital appreciation. The Small Cap Growth Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in securities of small cap companies. The Small Cap Growth Fund ordinarily invests in small cap equity securities (less than $2.5 billion at the time of investment) which a subadviser believes have earnings growth potential. The Small Cap Growth Fund invests primarily in small cap stocks, which a subadviser considers to have favorable and above-average earnings growth prospects. Accordingly, their stock prices may rise faster, but can also decline more in unfavorable business climates. As a result of these "higher highs" and "lower lows," they are more volatile. BlackRock, Lee Munder Investments Ltd. ("LMIL") and Mazama Capital Management ("Mazama") serve as investment subadvisers to the Small Cap Growth Fund.

     The primary investment objective of the Horace Mann International Equity Fund is long-term capital growth primarily through diversified holding of marketable foreign equity investments. The International Equity Fund invests, under normal circumstances, at least 80% of net assets (plus the amount of any borrowings for investment purposes) in equity securities. The International Equity Fund invests primarily in equity securities of established companies, listed on foreign exchanges, which the subadviser believes have favorable characteristics. It may also invest in fixed income securities of foreign governments and companies. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities due to the possibility of currency fluctuations, more volatile markets, less securities regulation and political instability. Oechsle International Advisors ("Oechsle") serves as the investment subadviser to the International Equity Fund.


     The investment objective of the Horace Mann Socially Responsible Fund is long-term growth of capital, current income and growth of income. The Socially Responsible Fund invests in a diversified portfolio composed primarily of marketable equity securities (including common stocks, preferred stocks and debt securities convertible into common stocks) of seasoned U.S. traded companies. Investments in equity securities are limited to issuers which in the subadviser's judgment meet the following criteria:

     1.  Do not produce tobacco products;

     2.  Do not produce alcoholic beverages;

     3.  Do not own and/or operate casinos or manufacture gaming devices;

     4.  Do not produce pornographic materials;

     5. Do not produce nuclear weapons or guidance and/or delivery systems, specifically for nuclear weapons;

     6. By popular standards, maintain non-discriminatory employment practices throughout a company's facilities; and

     7. By popular standards, maintain environmental policies, practices and procedures which are currently acceptable, or which are exhibiting improvement.

     Because this fund invests in companies with socially responsible business practices, it has limitations that may have an adverse impact on performance. Alliance serves as the investment subadviser to the Socially Responsible Fund.

ALLIANCE


     The AllianceBernstein Premier Growth Portfolio's investment objective is growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Portfolio focuses on a relatively small number of intensively researched companies. Alliance selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Normally, the Portfolio invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. The AllianceBernstein Premier Growth Portfolio is a series of the AllianceBernstein Variable Products Series Fund and is advised by Alliance Capital Management.


CREDIT SUISSE


     The investment objective of the Credit Suisse Small Cap Growth Portfolio is to seek capital growth. To pursue this goal, it invests primarily in equity securities of small U.S. growth companies. Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies. The Portfolio considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2003, the market capitalization of the companies in the Russell 2000 Index ranged from $42 million to $2.02 billion. Some companies may outgrow the definition of a small company after the Portfolio has purchased their securities but will continue to be considered small for purposes of the Portfolio's minimum 80% allocation to small-company equities. The Credit Suisse Trust Small Cap Growth Portfolio is a series of Credit Suisse Trust and is advised by Credit Suisse Asset Management, LLC.


DAVIS


     The Davis Value Portfolio's investment objective is to seek long-term growth of capital. Under normal circumstances the Portfolio invests the majority of its assets in equity securities of companies with market capitalizations of at least $10 billion that the adviser believes to be of high quality and whose shares are selling at attractive prices. The Fund's adviser selects stocks with the intention of holding them for the long term. The Davis Value Portfolio is a series of the Davis Variable Account Fund and is advised by Davis Selected Advisers, L.P.

DELAWARE

     The objective of the Delaware VIP Growth Opportunities Series is to seek long-term capital appreciation. The Delaware VIP Growth Opportunities Series invests primarily in securities of medium-sized companies that have established themselves within the industry but still have growth potential. The Series' management team invests in medium-size companies that they believe may offer strong opportunities for capital appreciation and generally less risk than investments in small companies, although mid-cap companies typically have greater risk than large-cap companies. The Delaware VIP Growth Opportunities Series is advised by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirectly wholly owned subsidiary of Delaware Management Holdings, Inc.

     The objective of the Delaware VIP Trend Series is to seek long-term capital appreciation. The Delaware VIP Trend Series invests primarily in stocks of small growth-oriented or emerging companies that, in the management team's view, are responsive to changes within the marketplace, and have the fundamental characteristics to support continued growth. The Series' management team seeks to identify changing and dominant trends within the economy, the political arena and our society. The team conducts thorough research on companies, studies demographic changes, follows consumer trends, and limits its stock search to companies it believes have products or services that can capitalize on changes in the marketplace. By focusing on companies in the early stages of their life cycles, the Series strives to capture the greatest potential for growth. The Delaware VIP Trend Series is advised by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirectly wholly owned subsidiary of Delaware Management Holdings, Inc.

DREYFUS

     The Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares seeks investment returns that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index (S&P 400).

     To pursue this goal, the Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares invests at least 80 percent of its assets in midcap stocks. The Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns compared to the S&P 400 is a primary goal of the investment process. The Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares' stock investments may include common stocks, preferred stocks, convertible securities and depositary receipts, including those issued in initial public offerings ("IPOs") or shortly thereafter. The Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares is advised by Dreyfus.

FIDELITY INVESTMENTS


     The investment objective of the Fidelity VIP Growth Portfolio Service Class 2 shares is to achieve capital appreciation. The fund invests primarily in common stocks of companies that the adviser believes to have above-average growth potential (stocks of these companies are often called 'growth' stocks). The adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Growth Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Overseas Portfolio Service Class 2 shares is to seek long-term growth of capital. The fund normally invests at least 80% of the fund's assets in non-U.S. securities, primarily common stocks. The investments are allocated across different geographic regions and individual countries. The adviser will consider the size of the market in each country and region relative to the size of the international market as a whole. In buying and selling securities for the fund, the adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Overseas Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP High Income Portfolio Service Class 2 shares is to seek a high level of current income while also considering growth of capital. The adviser normally invests primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities. The fund may also invest in non-income producing securities, including defaulted securities and common stocks and in companies that are in troubled or uncertain financial condition as well as domestic and foreign issuers. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP High Income Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Investment Grade Bond Portfolio Service Class 2 shares is to seek as high a level of current income as is consistent with the preservation of capital. The fund normally invests at least 80% of its total assets in investment-grade debt securities of all types and repurchase agreements for those securities. The adviser uses the Lehman Brother's Aggregate Bond Index as a guide for structuring the fund and selecting its investments and attempts to maintain an overall interest rate risk similar to the index. The adviser allocates assets across different market sectors and maturities and analyzes a security's structural features and current pricing, trading opportunities and the credit quality of its issuer to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Investment Grade Bond Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Mid Cap Portfolio Service Class 2 shares is to seek long-term growth of capital. The fund normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The adviser normally invests the fund's assets primarily in common stocks. The fund may potentially invest in companies with smaller or larger market capitalizations, domestic and foreign issuers and either "growth" stocks, "value" stocks or both. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Mid Cap Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Growth & Income Portfolio Service Class 2 shares is to seek high total return through a combination of current income and capital appreciation. The fund invests primarily in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. It also potentially invests in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation. The fund may potentially invest in domestic and foreign issuers and either "growth" stocks, "value" stocks or both. The adviser uses fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments. The adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Growth & Income Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

     The investment objective of the Fidelity VIP Index 500 Portfolio Service Class 2 shares is to seek investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P
500. The fund normally invests at least 80% of its assets in commons stocks included in the S&P 500. Because the adviser may use statistical sampling techniques to attempt to replicate the returns of the S&P 500, the fund may not always hold all of the same securities as the index and may not track the index perfectly. The fund may lend securities to earn income for the fund and the adviser may potentially use other investment strategies to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. The Fidelity VIP Index 500 Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research.

GOLDMAN SACHS

     The investment objective of the Goldman Sachs VIT Core Small Cap Equity Fund is the long-term growth of capital. The Core portfolio is managed to have similar risk, capitalization, industry exposure, and style characteristics to its benchmark, the Russell 2000, while seeking to add incremental return through better stock selection. The Small Cap Equity Fund uses a broad diversification across the U.S. small-cap stock universe with an advantage of quantitative and qualitative management techniques. The Goldman Sachs VIT Core Small Cap Equity Fund is advised by Goldman Sachs Asset Management, L.P. JPMORGAN FLEMING

     The investment objective of the JPMorgan U.S. Large Cap Core Equity Portfolio is to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the portfolio invests at least 80% of its Assets in equity investment of large-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the portfolio's weightings are similar to those of the S&P 500. The portfolio seeks to maintain sector weightings within +/- 3% of the S&P 500. The JPMorgan U.S. Large Cap Core Equity Portfolio is a series of the J.P. Morgan Series Trust II and is advised by J.P. Morgan Investment Management Inc.

LORD ABBETT

     The Lord Abbett Series Fund - Growth Opportunities Portfolio seeks capital appreciation by investing primarily in the stocks of mid-sized U.S. and multinational companies, from which the fund managers expect above-average earnings growth. The fund focuses on mid-sized companies, which historically, have offered better growth prospects than large-cap stocks, are potentially less volatile than a portfolio of small-cap stocks and seeks up-and-coming companies with solid business fundamentals that have the potential to be tomorrow's industry leaders. The Lord Abbett Series Fund - Growth Opportunities Portfolio is advised by Lord, Abbett & Co. LLC.


PUTNAM

     The investment objective of Putnam VT Vista Fund is to seek capital appreciation. The fund invests mainly in common stocks of U.S. companies with a focus on growth stocks. Growth stocks are issued by companies that Putnam Investment Management, LLC ("Putnam Management") believes are fast-growing and whose earnings Putnam Management believes are likely to increase over time. Growth in earnings may lead to an increase in the price of the stock. The fund invests mainly in midsized companies. Putnam VT Vista Fund is a series of the Putnam Variable Trust and is advised by Putnam Management.

ROYCE

     Royce Capital Fund Small-Cap Portfolio uses a disciplined value approach to invest in small-cap companies -- those with market caps below $2 billion. They believe that investors in the Fund should have a long-term investment horizon of at least three-years. The Royce Capital Fund Small-Cap Portfolio is advised by Royce & Associates, LLC.


STRONG

     The investment objective of the Strong Opportunity Fund II is to seek capital growth. The fund invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's manager believes are underpriced, yet have attractive growth prospects. The managers base the analysis on a company's "Private Market Value" -- the price an investor would be willing to pay for the entire company given its management, financial health and growth potential. The managers determine a company's Private Market Value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation and franchise value. The managers may sell a stock when its price no longer compares favorably with the company's Private Market Value. The Strong Opportunity Fund II is advised by Strong Capital Management Inc.

     The investment objective of the Strong Mid Cap Growth Fund II is to seek capital growth. The fund invests, under normal conditions, at least 80% of its net assets in stocks of medium-capitalization companies that the fund's managers believe have favorable prospects for growth of earnings and capital appreciation. The fund defines "medium-capitalization companies" as those companies with a market capitalization substantially similar to that of companies in the Russell MidCap Index at the time of investment. The fund invests substantially in the technology sector. The fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity or to enhance the fund's return). The fund may utilize an active trading approach. The managers may sell a holding when there is a fundamental change in the outlook for the company (e.g., a change in management or reduction in earnings) or to take advantage of a better investment opportunity. The Strong Mid Cap Growth Fund II is advised by Strong Capital Management Inc.


THE CONTRACTS


CONTRACT OWNERS' RIGHTS


     A Contract may be issued on a non-qualified basis. Non-qualified Contracts are subject to certain tax restrictions. See "Tax Consequences." Unless otherwise provided by law, and subject to the terms of any governing plan or trust, the Contract Owner may exercise all privileges of ownership, as defined in the Contract, without the consent of any other person. These privileges include the right during the period specified in the Contract to change the beneficiary designated in the Contract, subject to the rights of any irrevocable beneficiary, to designate a payee and to agree to a modification of the Contract terms.

     This prospectus describes only the Variable portions of the Contract. On the Maturity Date, the Contract Owner has certain rights to acquire fixed annuity payout options. See the Contract for details regarding fixed Annuity Payments.


PURCHASING THE CONTRACT


     The Contracts are offered and sold by HMLIC through its licensed life insurance sales personnel who are also registered representatives of HM Investors. In addition, the Contracts may be offered and sold through independent agents and other broker/dealers. HMLIC has entered into a distribution agreement with HM Investors, principal underwriter of the Separate Account. HM Investors, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001, is a broker/dealer registered under the Securities Exchange Act of 1934. HM Investors is a member of the NASD and is a wholly-owned subsidiary of Horace Mann Educators Corporation. Sales commissions are paid by HMLIC to HM Investors and other broker/dealers. Sales commissions range from 1.00% to 6.75% of purchase payments received.

     In order to purchase a Contract offered by this prospectus, an applicant must complete an application bearing all requested signatures and a properly endorsed suitability questionnaire.

     Applications for Contracts are to be sent to HMLIC's Home Office. If an incomplete application is received, HMLIC will promptly request additional information needed to process the application. The initial purchase payment will be held in a suspense account, without interest, for a period not exceeding five business days. If the necessary information is not received within these five business days HMLIC will return the initial purchase payment, unless otherwise directed by the applicant.


PURCHASE PAYMENTS

     AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS -- Purchase payments will be applied at the applicable Accumulation Unit Value next determined following receipt in good form. See the "Individual Product Information" section for the minimum purchase payment of your product.


     ALLOCATION OF PURCHASE PAYMENTS -- All or part of the Net Purchase Payments made may be allocated to one or more Subaccounts. The minimum purchase payment amount allocated to any Subaccount in any given Contract Year must equal or exceed $100. A request to change the allocation of purchase payments will be effective on the first Valuation Date following receipt of the request by HMLIC's Home Office.

     ACCUMULATION UNITS AND ACCUMULATION UNIT VALUE -- Purchase payments are credited on the basis of Accumulation Unit Value. The number of Accumulation Units purchased by Net Purchase Payments is determined by dividing the dollar amount credited to each Subaccount by the applicable Accumulation Unit Value next determined following receipt of the payment by HMLIC. The value of an Accumulation Unit is affected by the investment experience of the Underlying Fund, expenses and the deduction of certain charges.

     Accumulation Units are valued on each Valuation Date. The Accumulation Unit Value for each Subaccount was established on the date and for the value indicated below. The date for the Horace Mann Equity, Balanced, Income and Short-Term Investment Funds refers to the date Wellington Management became their investment adviser. The Delaware VIP Growth Opportunities Series, Lord Abbett Insurance Series Growth/Opportunities, Delaware VIP Trend Series, Goldman Sachs VIT Core Small Cap Equity Fund, Royce Capital Fund Small-Cap Portfoloi and Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares are not included below because they were not added to the Separate Account until May 1, 2004.


                                                     ACCUMULATION
SUBACCOUNT                                  DATE      UNIT VALUE
----------                                  ----      ----------
J. P. Morgan U.S. Large
   Cap Core Equity Portfolio              09/05/00       $17.33
Fidelity VIP Growth & Income

   Portfolio SC 2                         09/05/00        16.03
Fidelity VIP Index 500  Portfolio SC
2                                         09/05/00       171.04
Fidelity VIP Growth Portfolio SC 2        09/05/00        53.82
AllianceBernstein   Premier   Growth
Portfolio                                 09/05/00        41.57
Horace Mann Equity Fund                   11/01/89         7.11
Horace Mann Socially
   Responsible Fund                       03/10/97         9.85
Davis Value Portfolio                     09/05/00        11.58
Fidelity VIP Mid Cap Portfolio SC 2       09/05/00        20.11
Putnam VT Vista Fund                      09/05/00        25.13
Strong Mid Cap Growth Fund II             09/05/00        35.99
Strong Opportunity Fund II                09/05/00        28.55
Horace Mann Small Cap Growth

   Fund                                   03/10/97         9.59
C.S. Small Cap Growth Portfolio           09/05/00        27.32
Horace Mann International

   Equity Fund                            03/10/97         9.74
Fidelity VIP Overseas Portfolio SC 2      09/05/00        23.13
Horace Mann Balanced Fund                 11/01/89         6.71
Horace Mann Income Fund                   11/01/89         7.17
Horace Mann Short-Term

   Investment Fund                        11/01/89         6.99
Fidelity VIP High Income

   Portfolio SC 2                         09/05/00         9.77
Fidelity VIP Investment Grade
   Bond Portfolio SC 2                    09/05/00        11.98

     The Accumulation Unit Value of a Subaccount for any Valuation Period is equal to:

     o the net asset value of the corresponding Underlying Fund attributable to the Accumulation Units at the end of the Valuation Period;

     o plus the amount of any income or capital gain distributions made by the Underlying Fund during the Valuation Period;

     o minus the dollar amount of the mortality and expense risk charge we deduct for each day in the Valuation Period;

     o divided by the total number of Accumulation Units outstanding at the end of the Valuation Period.


TRANSACTIONS


     TRANSFERS -- Amounts may be transferred from one Subaccount to another, and to and from the fixed account of the Contract, prior to the Maturity Date. You may transfer value from one existing investment option into as many as 10 other investment options. The minimum amount that can be transferred is $100 or the entire dollar value of the Subaccount(s), whichever is less.

     A Contract Owner may elect to transfer funds between Subaccounts and the fixed account by submitting a written request to Horace Mann Life Insurance Company at P.O. Box 4657, Springfield, Illinois 62708-4657, by calling
(800)999-1030 (toll-free), by telefacsimile (FAX) transmission to (217) 527-2307 or by accessing HMLIC's website at www.horacemann.com and looking in the "Retirement Planning" section.

     Depending on the means used to request a transfer, the request must: (1) be signed by the Contract Owner, or for telephone and website transactions, be made by the Contract Owner, (2) include the name of the Contract Owner and the Contract number, and (3) specifically state the dollar amount, a whole percentage or the number of Accumulation Units to be transferred. The request also must specify the Subaccounts from which and to which the transfer is to be made. Transfers are effective on the first Valuation Date following receipt of the request by HMLIC's Home Office. See "Other Information -- Forms Availability."

     On and after June 1, 2004, no new transfers of money will be allowed to the following Subaccounts:

     Strong Mid Cap Growth Fund
     Strong Opportunity Fund
     Credit Suisse Small Cap Growth

     DOLLAR COST AVERAGING -- Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market cycles. Dollarcostaveraging transfers are completed by periodically transferring equal amounts of money. You may preschedule a series of transfers between investment options to take advantage of dollarcostaveraging. You may select from a 3-month, 6-month or 12-month period to complete the dollarcostaveraging program. You may transfer value from one existing investment option into as many as 10 other investment options. You may request dollar cost averaging by the same means as described above for transfers.

     The transfers will begin on the first Valuation Date following receipt of the request in HMLIC's Home Office and will continue on this day each period until the program is completed. If the original request is received on the 29th, 30th or 31st of the month, all subsequent transfers will be processed as of the 28th of the month. If you should decide to cancel an existing dollarcostaveraging program, you must notify HMLIC's Home Office either in writing, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (217) 527-2307 or by accessing our website at www.horacemann.com and looking in the "Retirement Planning" section.

     Because the values of the Subaccounts from which the transfers occur may decrease over time, the dollarcostaveraging program may conclude earlier than scheduled. In addition, the last dollarcostaveraging transfer may be for less than all prior transfers. Finally, the value of a Subaccount may increase and result in a balance remaining at the end of the period selected.

     All requests must identify the Contract Owner's name and Contract number, specify the amounts and the investment options to be utilized and include proper authorization such as a signature on a form or validating information if using the telephone or company website.

     On and after June 1, 2004, no new transfers of money will be allowed to the following Subaccounts:

     Strong Mid Cap Growth Fund
     Strong Opportunity Fund
     Credit Suisse Small Cap Growth

     REBALANCING -- Rebalancing is the periodic adjusting of investment option balances to maintain a pre-established asset allocation strategy. Rebalancing can occur quarterly, semiannually or annually. Rebalancing is continuous for the period(s) selected unless changed or discontinued by the Contract Owner. You may request a rebalancing of your portfolio either once or on a periodic basis.


     For periodic rebalancing requests, you may select from a quarterly, semiannual or annual period. You may rebalance your portfolio value into as many as 10 other investment options. You may request rebalancing by the same means as described above for transfers.


     Rebalancing will begin on the first Valuation Date following receipt of the request in HMLIC's Home Office. For periodic rebalancing requests, subsequent rebalancing of your portfolio will continue to occur on the same calendar day of each scheduled month. If the original request is received on the 29th, 30th or 31st of the month, all subsequent rebalancing of your portfolio will be processed as of the 28th of the month. If you should decide to cancel an existing rebalancing program, you must notify HMLIC's Home Office either in writing, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (217) 527-2307 or by accessing our website at www.horacemann.com and looking in the "Retirement Planning" section.

     All requests must identify the Contract Owner's name and Contract number, specify the amounts and the investment options to be utilized and include proper authorization such as a signature on a form or validating information if using the telephone or company website.

     On and after June 1, 2004, no new transfers of money will be allowed to the following Subaccounts:

     Strong Mid Cap Growth Fund
     Strong Opportunity Fund
     Credit Suisse Small Cap Growth


     CHANGES TO PURCHASE PAYMENT ALLOCATIONS -- A Contract Owner may elect to change the allocation of future Net Purchase Payments at any time by mailing a written request to Horace Mann Life Insurance Company at P.O. Box 4657, Springfield, Illinois 62708-4657, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (217) 527-2307 or by accessing HMLIC's website at www.horacemann.com and looking in the "Retirement Planning" section. Depending on the means used to request a change, the request must: (1) be signed by the Contract Owner, or for telephone and website transactions, be made by the Contract Owner, (2) include the Contract Owner's name and Contract number and
(3) specify the new allocation percentage for each Subaccount (in whole percentages). Allocations made to the fixed portion of the Contract or to one or more Subaccounts must total 100%. HMLIC reserves the right to restrict the minimum purchase payment amount allocated to any Subaccount in any given Contract Year to $100. Changes in allocation instructions are effective on the first Valuation Date following receipt of the request by HMLIC's Home Office. See "Other Information -- Forms Availability."

     On and after June 1, 2004, new Contracts may not have allocations to the following Subaccounts, and existing Contracts may not begin or increase allocations to the following Subaccounts:

     Strong Mid Cap Growth Fund
     Strong Opportunity Fund
     Credit Suisse Small Cap Growth

     MARKET TIMING -- The Contracts and the Subaccounts are not designed for 'market timing' through frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. Trading strategies that seek to benefit from short-term price fluctuations or price irregularities cause disruption to the Underlying Funds and are thereby potentially harmful to investors and their contract performance.

     If HMLIC determines, in its sole discretion, that your transfer patterns among the Subaccounts reflect a market timing strategy, it reserves the right to take action to protect the other investors.

     Such action may include, but would not be limited to, restricting the frequency of or method for requesting transfers among the Subaccounts, and/or otherwise restricting transfer options in accordance with state and federal rules and regulations.

     If HMLIC determines that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other Contract Owners, it will notify you in writing of any restrictions.

     SURRENDER OR WITHDRAWAL BEFORE COMMENCEMENT OF ANNUITY PERIOD -- If not restricted by the IRC, a Contract Owner may surrender the Contract in whole or withdraw in part for cash before Annuity Payments begin. Any partial withdrawal is subject to a $100 minimum and may not reduce the Contract Owner's interest in a Subaccount to less than $100.

     The surrender or partial withdrawal of Variable Cash Value (rollover, exchange, etc.) is determined on the basis of the Accumulation Unit Value next computed following the receipt of a valid request for surrender or partial withdrawal in HMLIC's Home Office. A surrender or partial withdrawal may result in adverse federal income tax consequences to the Contract Owner. These consequences include current taxation of payments received, and may include penalties resulting from premature distribution. See "Tax Consequences."

     A Contract Owner eligible to surrender or request a partial withdrawal may elect to do so by submitting a signed, written request to HMLIC's Home Office at P.O. Box 4657, Springfield, Illinois 62708-4657. A partial withdrawal request must be in a form acceptable to HMLIC; telefacsimile (FAX) transmissions of the request will be accepted if the proceeds are sent to the Contract Owner and the request is sent to (217) 527-2307. A surrender request must be in a form acceptable to HMLIC; telefacsimile (FAX) transmissions of the request will not be accepted. See "Tax Consequences" and "Other Information -- Forms Availability."

     Partial withdrawals and surrenders will be processed either on a date specified by you in a request, provided the date specified occurs on or after receipt of the request at HMLIC's Home Office, or at the next computed value following receipt of a valid request at HMLIC's Home Office.


     For your protection, we will send a confirmation letter on all address changes. If you have requested an address change within 15 days prior to your surrender or withdrawal request, we will hold your request until we have acquired confirmation of the correct address. Upon receipt of your confirmation of the address, we will consider the surrender or withdrawal request to be received in good form.


     Surrenders and partial withdrawals from any Subaccount are subject to the Surrender Charges shown in the "Individual Product Information" section.

     Surrender Charges are applied to the withdrawals based on the effective date of the Contract and not on the date the purchase payment is paid.

     Any request for partial withdrawal, where the withdrawal is subject to a Surrender Charge, will be increased by the amount of the Surrender Charge. For example, a request to withdraw $3,000 at a 4% Surrender Charge on cash value will require a withdrawal of $3,125. This withdrawal represents a cash distribution of $3,000 and a Surrender Charge of $125. Any taxes withheld will reduce the dollar amount of the distribution received.

     The Surrender Charge is assessed on the basis of the amount surrendered or withdrawn from the Subaccount(s), but will never exceed 9% of Net Purchase Payment(s) to a Subaccount during the lifetime of the Contract. For example, if a Contract Owner's Subaccount value is $12,000 and Net Purchase Payments to date equal $10,000 and the Contract Owner withdraws $2,000 (i.e., one sixth of the Subaccount value), then the Surrender Charge may not exceed 9% of $1,666.66 (one sixth of the purchase payment(s) to which the withdrawal relates).


     If premium taxes are deducted prior to surrender or partial withdrawal, any reduction of HMLIC's premium tax liability due to the surrender or partial withdrawal will be to HMLIC's benefit.

     DEFERMENT -- HMLIC ordinarily completes a transaction within seven calendar days after receipt of a proper request to transfer, surrender, partially withdraw or commence Annuity Payments. The value of the Contract is determined as of the Valuation Date on which a valid request is received. However, determination of Contract value and processing the transaction may be deferred for (1) any period during which the NYSE is closed for other than customary weekend or holiday closings or during which trading is restricted by the Securities and Exchange Commission; (2) any emergency period when it is not reasonably practicable to sell securities or fairly determine Accumulation Unit Values or Annuity Unit Values; or (3) any other period designated by the Securities and Exchange Commission to protect persons with interests in the Separate Account.

     CONFIRMATIONS -- HMLIC mails written confirmations of purchase payments to Contract Owners on a quarterly basis within five business days following the end of each calendar quarter. Written confirmations of transfers, changes in allocations, partial withdrawals and surrenders are mailed to Contract Owners within seven calendar days of the date the transaction occurred.

     If a Contract Owner believes that the confirmation statement contains an error, the Contract Owner should notify HMLIC as soon as possible after receipt of the confirmation statement. Notice may be provided by writing to HMLIC, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 527-2307 or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free).


DEDUCTIONS AND EXPENSES


     ANNUAL MAINTENANCE CHARGE -- An annual maintenance charge of no more than $25 is deducted from each Contract on the Contract anniversary date unless the Contract value equals or exceeds $10,000. The annual maintenance charge is deducted from the Subaccount containing the greatest dollar amount or from the fixed portion of the Contract when none of the Subaccount(s) have any value.

     We reserve the right to deduct, in whole or in part, the annual maintenance fee in the event of a complete surrender. The annual maintenance fee ceases when Annuity Payments begin.

     The annual maintenance charge is intended to reimburse HMLIC for actual expenses incurred in administering the Contract. HMLIC does not expect to profit from such annual maintenance charge and assumes the risk that this annual maintenance charge may be insufficient to cover the actual costs of administering the Contract. See the "Individual Product Information" section for the maintenance charge on your Contract.

     MORTALITY AND EXPENSE RISK FEE ("M&E FEE") -- For assuming mortality and expense risk, HMLIC applies an asset charge to the Separate Account. The fee for mortality and expense risk may not exceed the annual rate of 1.25% of the daily net assets of the Separate Account (0.45% for mortality risk, and 0.80% for expense risk); however, HMLIC reserves the right to change the fee (subject to the 1.25% ceiling) in the future. The fee is computed on a daily basis. See the "Individual Product Information" section for the M&E Fee on your Contract.

     SURRENDER CHARGES -- If not restricted by the IRC, a Contract Owner may surrender the Contract in whole or withdraw in part for cash before Annuity Payments begin. Surrender Charges are specific to your Contract. See the "Individual Product Information" section for the Surrender Charge on your Contract.


     For further information regarding surrender or partial withdrawals see "Surrender or Withdrawal Before Commencement of Annuity Period."

     OPERATING EXPENSES OF THE UNDERLYING FUNDS -- There are deductions from and expenses paid out of the assets of the Underlying Funds that are described in each Underlying Fund's prospectus.


     PREMIUM TAXES -- Certain state and local governments levy a premium tax, presently ranging from 0 to 3.5%, on the amount of purchase payments made under this Contract. The premium tax, if any, is deducted when purchase payments are received.


DEATH BENEFIT PROCEEDS


     If a Contract Owner dies before the Maturity Date, a death benefit will be paid to the beneficiary designated by the Contract Owner. Additional information about the death benefit of a specific Contract is located in the "Individual Product Information" section. The death benefit is determined for each beneficiary as of the date proof of death is received by HMLIC from such beneficiary. Proof of death includes a certified death certificate and a completed claimant's statement.

     All or part of the death benefit proceeds may be paid to the beneficiary under one of the Annuity Payment options described under "Annuity Payments -- Annuity Payment Options." If the form of Annuity Payment selected requires that payment be made by HMLIC after the death of the beneficiary, payments will be made to a payee designated by the beneficiary or, if no subsequent payee has been designated, to the beneficiary's estate. Any part of a Contract Owner's interest payable to a minor child will be paid to the child's legal guardian for the benefit of the child.

ANNUITY PAYMENTS

     The Contract provides for fixed or Variable Annuity Payment options or a combination of both. The Contract Owner may elect to have Annuity Payments made under any one or more of the options described below or may elect a lump sum payment. To begin receiving Annuity Payments a properly completed request form must be received in HMLIC's Home Office. The request will be processed so that the Annuity Payments begin as of the first of the month following the month of receipt unless a later date is requested and approved by HMLIC. If a fixed payment option is elected, the Separate Account value will be transferred to the fixed account on the date the request is received in HMLIC's Home Office. In addition, if a Variable payment is elected, any money in the fixed account will be transferred to the Separate Account on the date we receive the request in HMLIC's Home Office. Your purchase payment allocation(s) will be changed to the fixed account or Separate Account, depending on the payment option elected. Generally, at the time an Annuity Payment option is selected, a Contract Owner must elect whether to withhold for federal and state income taxes. See "Other Information -- Forms Availability" and "Tax Consequences."

     In general, the longer Annuity Payments are guaranteed, the lower the amount of each payment. Fixed Annuity Payments are paid in monthly, quarterly, semiannual & annual installments. Variable Annuity Payments are paid only on a monthly basis. If the Contract value to be applied under any one fixed or Variable Annuity Payment option is less than $2,000 or if the option chosen would provide Annuity Payments less than $20 per month at the Maturity Date, then the Contract value may be paid in a lump sum.

ANNUITY PAYMENT OPTIONS

     The following Annuity Payment options are available on a Variable basis unless otherwise stated.

     LIFE ANNUITY WITH OR WITHOUT PERIOD CERTAIN -- The life option guarantees Annuity Payments for the lifetime of the Annuitant. If a certain period is selected (5, 10, 15 or 20 years) and the Annuitant dies before the end of the period, Annuity Payments are guaranteed to the beneficiary until the end of the period selected. If no beneficiary is living at the time of the Annuitant's death, the present value, if any, of the remaining certain period payments will be paid in a single sum to the estate of the Annuitant. Under the life without period certain option, it is possible that only one Annuity Payment may be made if the Annuitant's death occurred before the due date of the second Annuity Payment. This option usually provides the largest Annuity Payments. The Annuitant cannot make unscheduled withdrawals or change to another option after the first Annuity Payment has been made.

     JOINT AND SURVIVOR LIFE ANNUITY -- This life only option provides lifetime Annuity Payments during the lifetimes of two Annuitants. After one Annuitant dies, the Annuity Payments will continue during the lifetime of the survivor based on the survivor percentage elected (i.e., 100%, 50%, etc.). The Annuity Payments cease after the last payment paid prior to the survivor's death. It could be possible for only one payment to be made under this option if both Annuitants die before the due date of the second payment. The Annuitants cannot make unscheduled withdrawals or change to another income option after the first Annuity Payment has been made.

     INCOME FOR FIXED PERIOD -- This option provides Annuity Payments for a fixed period not less than one year nor exceeding 30 years; however, payments may not extend beyond the life expectancy of the Annuitant. Upon the Annuitant's death, the beneficiary will be paid the remaining Annuity Payments due, if any. If no beneficiary is living at the time of the Annuitant's death, the present value, if any, of the remaining Annuity Payments will be paid in a lump sum to the estate of the Annuitant. The Annuitant has the right to change to another income option or make unscheduled withdrawals subject to surrender penalties, if applicable, from the remaining present value, subject to IRC requirements. To determine the surrender penalty rate, Contract Years are counted from the original effective date of the accumulation Contract. Refer to the "Individual Product Information" section for the appropriate rate. This option is available on a fixed payment basis only.

     INCOME FOR FIXED AMOUNT -- This option provides payments of a fixed amount until the account value, with interest, has been paid; however, payments may not extend beyond the life expectancy of the Annuitant. Upon the Annuitant's death, the beneficiary will be paid the remaining Annuity Payments due, if any. If no beneficiary is living at the time of the Annuitant's death, the present value, if any, of the remaining Annuity Payments will be paid in a lump sum to the estate of the Annuitant. The Annuitant has the right to change to another income option or make unscheduled withdrawals subject to surrender penalties, if applicable, from the remaining present value, subject to IRC requirements. To determine the surrender penalty rate, Contract Years are counted from the original effective date of the accumulation Contract. Refer to the "Individual Product Information" section for the appropriate rate. This option is available on a fixed payment basis only.

     INTEREST INCOME PAYMENTS -- This option provides Annuity Payments based on interest earned from the proceeds of the Contract, at a rate determined by HMLIC, but never less than the annual guaranteed interest rate. Interest will be credited at the end of each payment period. The Annuitant may elect another income option at the end of any payment period, or may withdraw the Contract value in whole or in part upon written request subject to surrender penalties if applicable. The request must be made prior to the end of the period that the Annuitant agreed to receive Annuity Payments. This option is available on a fixed payment basis only.

     OTHER INCOME OPTIONS -- If the Annuitant does not wish to elect one or more Annuity Payment options, the Annuitant may:

     a)   receive the proceeds in a lump sum, or
     b)   leave the Contract with HMLIC, or
     c)   select any other option that HMLIC makes available.

AMOUNT OF FIXED AND VARIABLE ANNUITY PAYMENTS

     In general, the dollar amount of Annuity Payments under the Contract depends on Contract value. Contract value equals the value of the fixed portion of the Contract plus the value of each Subaccount. The value of each Subaccount is determined by multiplying the number of Accumulation Units credited to each Subaccount within the Contract by its respective Accumulation Unit Value. Contract value may be more or less than the amount of Net Purchase Payments allocated to the Contract.

     FIXED ANNUITY PAYMENTS -- The amount of each payment under a fixed Annuity Payment option is determined from the guaranteed income option tables in the Contract. These tables show the monthly payment for each $1,000 of Contract value allocated to provide a guaranteed fixed Annuity Payment. These payments will not change regardless of investment, mortality or expense experience. Higher Annuity Payments may be made at the sole discretion of HMLIC.

     VARIABLE ANNUITY PAYMENTS -- The amount of the first monthly Variable Annuity Payment is determined from the guaranteed income option tables in the Contract. The tables show the amount of the Annuity Payment for each $1,000 of value allocated to provide Annuity Payments. The income option tables vary with the form of income option payment selected and adjusted age of the Annuitant(s).

     The first monthly Variable Annuity Payment is used to calculate the number of Variable Annuity Units for each subsequent monthly Annuity Payment. The number of Variable Annuity Units remains constant over the payment period except when a joint and survivor option is chosen. The number of Variable Annuity Units will be reduced upon the death of either Annuitant to the survivor percentage elected.

     The amount of monthly Annuity Payments following the first Variable Annuity Payment varies from month to month to reflect the investment experience of each Subaccount funding those payments. Annuity Payments are determined each month by multiplying the Variable Annuity Units by the applicable Variable Annuity Unit value at the date of payment. The Variable Annuity Unit value will change between Valuation Dates to reflect the investment experience of each Subaccount.

     ASSUMED INTEREST RATE -- The assumed interest rate for this Contract is 2%. The investment multiplier is one divided by the sum of one plus the assumed interest rate and the mortality and expense risk fee, adjusted to a monthly rate.

     ANNUITY UNIT VALUE -- The Variable Annuity Unit value for the Horace Mann Equity Fund, Horace Mann Balanced Fund and Horace Mann Income Fund Subaccounts was set at $10.00 as of the date amounts first were allocated to provide Annuity Payments. The Variable Annuity Unit value for the following Subaccounts is established at $10.00; however, no Annuity Payments have been paid from these
Subaccounts:

     JPMorgan U.S. Large Cap Core Equity Portfolio
     Fidelity VIP Growth and Income Portfolio SC2
     Fidelity VIP Index 500 Portfolio SC2
     Fidelity VIP Growth Portfolio SC2
     AllianceBernstein Premier Growth Portfolio
     Horace Mann Socially Responsible Fund
     Davis Value Portfolio
     Fidelity VIP Mid Cap Portfolio SC2
     Delaware VIP Growth Opportunities Series
     Lord Abbett Insurance Series Growth/Opportunities
     Putnam VT Vista Fund (IB Shares) Strong Mid Cap Growth Fund II Dreyfus Investment Portfolio: Mid Cap Stock Fund - Service Shares Strong Opportunity Fund II
     Goldman Sachs VIT Core Small Cap Equity Fund
     Horace Mann Small Cap Growth Fund
     C.S. Small Cap Growth Portfolio
     Delaware VIP Trend Series
     Royce Capital Fund Small-Cap Portfolio
     Horace Mann International Equity Fund
     Fidelity VIP Overseas Portfolio SC2
     Horace Mann Short-Term Investment Fund
     Fidelity VIP High Income Portfolio SC2
     Fidelity VIP Investment Grade Bond Portfolio SC2

     o The current Variable Annuity Unit Value is equal to the prior Variable Annuity Unit Value on the Valuation Date when payments were last determined, multiplied by the applicable net investment factor. The net investment factor reflects the investment performance of the Subaccount during the current month, including the value of any dividends and distributions during the current month. This factor is computed by dividing the net asset value of a share of the Underlying Fund on the current Valuation Date, plus any dividends or other distributions, by the net asset value of a share on the Valuation Date of the preceding Valuation Period, and multiplying this result by the investment multiplier.

     o If the net investment factor is equal to one, then monthly payments from that Subaccount will remain level. If the net investment factor is greater than one, the monthly payments from that Subaccount will increase. Conversely, if the net investment factor is less than one, the payments from that Subaccount will decrease.


MISSTATEMENT OF AGE


     If the age of the Annuitant has been misstated, any Annuity Payment amount shall be adjusted to reflect the correct age. If the Annuity Payments were too large because of a misstatement of age, HMLIC will deduct the difference with interest, at an effective annual interest rate of 6%, from future payments until totally repaid. If the Annuity Payments were too small, HMLIC will add the difference with interest, at an effective annual interest rate of 6%, to the next payment.


MODIFICATION OF THE CONTRACT


     The Contract provides that it may be modified by HMLIC to maintain continued compliance with applicable state and federal laws. Contract Owners will be notified of any modification. Only officers designated by HMLIC may modify the terms of the Contract.

     HMLIC reserves the right to offer Contract Owners, at some future date and in accordance with the requirements of the Investment Company Act of 1940, the option to direct their Net Purchase Payments to a Subaccount within the Separate Account other than one or more of those currently offered. If shares of the Underlying Funds are not available for purchase by the Separate Account, or if in the judgment of HMLIC further investment in these shares is no longer appropriate in view of the purposes of the Separate Account or Subaccount, then
(i) shares of another portfolio may be substituted for the Underlying Fund shares held in the affected Subaccount and/or (ii) payments received after a date specified by HMLIC may be applied to the purchase of shares of another portfolio. No substitution will be made without prior approval of the Securities and Exchange Commission. Any substitution would be for shares of a portfolio with investment objectives similar to those of the Underlying Fund it replaces.

INDIVIDUAL PRODUCT INFORMATION


  ANNUITY ALTERNATIVES (IC-408000) (NO LONGER OFFERED FOR SALE IN MOST STATES)
  ----------------------------------------------------------------------------

 ISSUE AGES                             This Contract may be issued to anyone
                                        between the ages of 0-85.


 MINIMUM CONTRIBUTION                   $25 per month

 ANNUAL MAINTENANCE FEE                 $25 per year. This fee will not be
                                        charged if the Total Accumulation Value
                                        equals or exceeds $10,000.

 M & E FEE                              1.25%

 DEATH BENEFIT                          The beneficiary will receive the greater
                                        of:

                                        1.    the Total Accumulation Value of
                                              the Contract, less any applicable
                                              premium tax; or
                                        2.    the sum of all purchase payments
                                              paid under the Contract, less any
                                              applicable premium tax and
                                              withdrawals.


 FIXED ACCOUNT GUARANTEED ANNUITY      4.00%
   INCOME OPTION RATE

 SEPARATE ACCOUNT                      4.00%
   ASSUMED INTEREST RATE

 PURCHASE PAYMENT ALLOCATION CHANGES   Unlimited

 MAXIMUM # OF TRANSFERS PER YEAR       Unlimited

 FEE FOR EACH TRANSFER                 $5.00. However, HMLIC is currently
   (ONLY APPLIES TO TRANSFERS FROM     waiving this fee.
   THE FIXED ACCOUNT TO SUBACCOUNT(S))

 EARLY WITHDRAWAL PENALTY               5% at any time other than renewal
   FIXED ACCOUNT ONLY                   through age 65.
                                        The early withdrawal penalty is
                                        currently being waived on transfers
                                        within a Contract from the fixed account to a Subaccount.

                                        If money is transferred from the fixed
                                        account to the Separate Account and
                                        withdrawn within 365 days of the
                                        transfer, the early withdrawal penalty
                                        will be charged.

                                        The early withdrawal penalty will not be charged if:
                                        1.    the transfer occurred on a
                                              Scheduled Update; or
                                        2.    the Scheduled Update occurred
                                              between the transfer and
                                              withdrawal or surrender date(s).

                                                                       Percent
 SURRENDER CHARGES                     During Contract Year            charged


                                               1                          8%
                                               2                          8%
                                               3                          6%
                                               4                          4%
                                               5                          2%
                                           Thereafter                     0%


 WAIVER OF SURRENDER CHARGE/EARLY      No Surrender Charge or early withdrawal
   WITHDRAWAL PENALTY                  penalty will be imposed:
   (FREE OUT PROVISION)                   1.   on a withdrawal if all the
                                               following occur:
                                               a.  it is made after the Contract
                                                   has been in force two years;
                                               b.  it is more than 12 months
                                                   since the last transfer or
                                                   withdrawal was made;
                                               c.  the amount is not more than
                                                   15 percent of the then
                                                   current Fixed Cash Value; and
                                               d.  the amount is not more than
                                                   15 percent of the then
                                                   current Variable Cash Value;
                                                   or
                                          2.   on any portion of the Contract's
                                               Total Accumulation Value applied
                                               to the payment of one of the
                                               following income options: fixed
                                               life income with or without
                                               period certain, joint life and
                                               survivor annuity, Variable life
                                               income with or without period
                                               certain or Variable income for
                                               joint life and survivor annuity;
                                               or

  ANNUITY ALTERNATIVES (IC-408000) (NO LONGER OFFERED FOR SALE IN MOST STATES)
  ----------------------------------------------------------------------------


                                          3.   on or after the Maturity Date if
                                               the Contract has been in force
                                               for at least 10 years; or
                                          4.   if Annuity Payments are selected
                                               to be made in equal installments
                                               over a period of at least 5 years
                                               (during such period the elected
                                               annuity benefit cannot be
                                               surrendered); or
                                          5.   if an Annuitant is disabled
                                               continuously for three months as
                                               defined by IRC Section 72(m)(7)
                                               and satisfactory proof of such
                                               disability is sent to HMLIC's
                                               Home Office.

 ANNUITY ALTERNATIVES II (IC-437000) (NO LONGER OFFERED FOR SALE IN MOST STATES)
 -------------------------------------------------------------------------------

 ISSUE AGES This Contract may be issued to anyone between the ages of 0-54.


 MINIMUM CONTRIBUTION                   $25 per month

 ANNUAL MAINTENANCE FEE                 $25 per year. This fee will not be
                                        charged if the Total Accumulation Value
                                        equals or exceeds $10,000.

 M & E FEE                              1.25%

 DEATH BENEFIT                          The beneficiary will receive the greater
                                        of:

                                          1.  the Total Accumulation Value of
                                              the Contract less any applicable
                                              premium tax, or
                                          2.  the sum of all purchase payments
                                              paid under the Contract, less any
                                              applicable premium tax and
                                              withdrawals.

 FIXED ACCOUNT GUARANTEED ANNUITY       3.00%
   INCOME OPTION RATE

 SEPARATE ACCOUNT                       3.00%
   ASSUMED INTEREST RATE

 PURCHASE PAYMENT ALLOCATION CHANGES    Unlimited

 MAXIMUM # OF TRANSFERS PER YEAR        Unlimited

 FEE FOR EACH TRANSFER                  $0


 EARLY WITHDRAWAL PENALTY               5% starting in year 1. The penalty will
  FIXED ACCOUNT ONLY                    be 5% until the Contract anniversary
                                        prior to the Annuitant's attainment of
                                        age 65. At that time the fee will
                                        decrease by 1% per year.

                                        The early withdrawal penalty is waived
                                        on each Scheduled Update.

                                        If money is transferred from the fixed
                                        account to the Separate Account and
                                        withdrawn within 365 days of the
                                        transfer, the early withdrawal penalty
                                        will be charged. The early withdrawal
                                        penalty will not be charged if:
                                          1.  the transfer occurred on a
                                              Scheduled Update; or
                                          2.  the Scheduled Update occurred
                                              between the transfer and
                                              withdrawal or surrender date(s).


                                                                       Percent
 SURRENDER CHARGES                     During Contract Year            charged

                                              1                           8%
                                              2                           7%
                                              3                           6%
                                              4                           4%
                                              5                           2%
                                          Thereafter                      0%

 WAIVER OF SURRENDER                    No Surrender Charge or early withdrawal
   CHARGE/EARLY                         penalty will be imposed:
     WITHDRAWAL PENALTY                    1.   on a withdrawal if all of the
     (FREE OUT PROVISION)                       following occur:
                                                a.   a withdrawal is made after
                                                     the Contract has been in
                                                     force two years; and
                                                b.   it is more than 12 months
                                                     since the last withdrawal
                                                     was made; and
                                                c.   the amount withdrawn is not
                                                     more than 15 percent of the
                                                     Total Accumulation Value;
                                                     or
                                           2.    on any portion of this
                                                 Contract's Total Accumulation
                                                 Value applied to the payment of
                                                 one of the following income
                                                 options: fixed life income with
                                                 or without period certain,
                                                 joint life and survivor
                                                 annuity, Variable life income
                                                 with or without period certain
                                                 and Variable income for joint
                                                 life or survivor annuity; or

                                           3.    if Annuity Payments are
                                                 selected to be made in equal
                                                 installments over a period of
                                                 at least five years (during
                                                 such period the elected annuity
                                                 benefit cannot be surrendered);
                                                 or

                                           4.    if an Annuitant is disabled
                                                 continuously for three months
                                                 as defined by IRC Section
                                                 72(m)(7) and satisfactory proof
                                                 of such disability is sent to
                                                 HMLIC's Home Office.

 ANNUITY ALTERNATIVES II (IC-438000) (NO LONGER OFFERED FOR SALE IN MOST STATES)
 -------------------------------------------------------------------------------

 ISSUE AGES                             This Contract may be issued to anyone
                                        between the ages of 55-85.


 MINIMUM CONTRIBUTION                   $25 per month

 ANNUAL MAINTENANCE FEE                 $25 per year. This fee will not be
                                        charged if the Total Accumulation Value
                                        equals or exceeds $10,000.

 M & E FEE                              1.25%

 DEATH BENEFIT                          The beneficiary will receive the greater
                                        of:

                                       1. the Total Accumulation Value of the
                                          Contract less any applicable premium
                                          tax; or
                                       2. the sum of all purchase payments paid
                                          under the Contract, less any
                                          applicable premium tax and
                                          withdrawals.


 FIXED ACCOUNT GUARANTEED ANNUITY       3.00%
   INCOME OPTION RATE

 SEPARATE ACCOUNT                       3.00%
   ASSUMED INTEREST RATE

 PURCHASE PAYMENT ALLOCATION CHANGES    Unlimited

 MAXIMUM # OF TRANSFERS PER YEAR        Unlimited

 FEE FOR EACH TRANSFER                  $0

 EARLY WITHDRAWAL PENALTY               None


                                                                       Percent
 SURRENDER CHARGES                     During Contract Year            charged

                                               1                          8%
                                               2                          7%
                                               3                          6%
                                               4                          4%
                                               5                          2%
                                           Thereafter                     0%


 WAIVER OF SURRENDER CHARGE             No Surrender Charge will be imposed:
   (FREE OUT PROVISION)                      1. on a withdrawal if all of the
                                                following occur:
                                                 a.  a withdrawal is made after
                                                     the Contract has been in
                                                     force two years;
                                                 b.  it is more than 12 months
                                                     since the last withdrawal
                                                     was made; and
                                                 c.  the amount withdrawn is not
                                                     more than 15 percent of the
                                                     Total Accumulation Value;
                                                     or
                                             2.  on any portion of this
                                                 Contract's Total Accumulation
                                                 Value applied to the payment of
                                                 one of the following income
                                                 options: fixed life income with
                                                 or without period certain,
                                                 joint life and survivor
                                                 annuity, Variable life income
                                                 with or without period certain
                                                 and Variable income for joint
                                                 life or survivor annuity; or
                                             3.  if Annuity Payments are
                                                 selected to be made in equal
                                                 installments over a period of
                                                 at least five years (during
                                                 such period the elected annuity
                                                 benefit cannot be surrendered);
                                                 or

                                             4.  if an Annuitant is disabled
                                                 continuously for three months
                                                 as defined by IRC Section
                                                 72(m)(7) and satisfactory proof
                                                 of such disability is sent to
                                                 HMLIC's Home Office.

      NEW SOLUTIONS (IC-441000) (NO LONGER OFFERED FOR SALE IN MOST STATES)
      ---------------------------------------------------------------------

     ISSUE AGES This Contract may be issued to anyone between the ages of 0-85.


 MINIMUM CONTRIBUTION                   $25 per month

 ANNUAL MAINTENANCE FEE                 $25 per year. This fee will not be
                                        charged if the Total Accumulation Value
                                        equals or exceeds $10,000.

 M & E FEE                              1.25%

 DEATH BENEFIT                          The beneficiary will receive the greater
                                        of:

                                          1.  the Total Accumulation Value of
                                              the Contract less any applicable
                                              premium tax; or
                                          2.  the sum of all purchase payments
                                              paid under the Contract, less any
                                              applicable premium tax and
                                              withdrawals.



 FIXED ACCOUNT GUARANTEED ANNUITY       3.00%
   INCOME OPTION RATE

 SEPARATE ACCOUNT                       3.00%
   ASSUMED INTEREST RATE

 PURCHASE PAYMENT ALLOCATION CHANGES    Unlimited

 MAXIMUM # OF TRANSFERS PER YEAR        Unlimited

 FEE FOR EACH TRANSFER                  $0

 EARLY WITHDRAWAL PENALTY               None


                                                                       Percent
 SURRENDER CHARGES                     During Contract Year            charged
                                               1                          8%
                                               2                          7%
                                               3                          6%
                                               4                          5%
                                               5                          4%
                                               6                          3%
                                               7                          2%
                                               8                          1%

                                           Thereafter                     0%


 WAIVER OF SURRENDER CHARGE             No Surrender Charge will be imposed:
   (FREE OUT PROVISION)                   1.  on a withdrawal if all of the
                                              following occur:
                                              a.    a withdrawal is made after
                                                    the Contract has been in
                                                    force two years;
                                              b.    it is more than 12 months
                                                    since the last withdrawal
                                                    was made; and
                                              c.    the amount withdrawn is not
                                                    more than 15 percent of the
                                                    Total Accumulation Value; or
                                          2.  on any portion of this Contract's
                                              Total Accumulation Value applied
                                              to the payment of one of the
                                              following income options: fixed
                                              life income with or without period
                                              certain, joint life and survivor
                                              annuity, Variable life income with
                                              or without period certain and
                                              Variable income for joint life or
                                              survivor annuity; or
                                          3.  if Annuity Payments are selected
                                              to be made in equal installments
                                              over a period of at least five
                                              years (during such period the
                                              elected annuity benefit cannot be
                                              surrendered); or

                                          4.  if an Annuitant is disabled
                                              continuously for three months as
                                              defined by IRC Section 72(m)(7)
                                              and satisfactory proof of such
                                              disability is sent to HMLIC's Home
                                              Office.

    INDIVIDUAL SINGLE PREMIUM DEFERRED FIXED AND VARIABLE RETIREMENT ANNUITY
    ------------------------------------------------------------------------
                CONTRACT (IC-417000) (NO LONGER OFFERED FOR SALE)
                -------------------------------------------------

 ISSUE AGES                             This Contract was issued to anyone
                                        between the ages of 0-54.


 MINIMUM CONTRIBUTION                   $2,000

 ANNUAL MAINTENANCE FEE                 $25 per year. This fee will not be
                                        charged if the Total Accumulation Value
                                        equals or exceeds $10,000.

 M & E FEE                              1.25%

 DEATH BENEFIT                          The beneficiary will receive the greater
                                        of:

                                          1.  the Total Accumulation Value of
                                              the Contract less any applicable
                                              premium tax; or
                                          2.  the purchase payment paid under
                                              the Contract less any applicable
                                              premium tax and withdrawals.



 FIXED ACCOUNT GUARANTEED ANNUITY       4.00%
   INCOME OPTION RATE

 SEPARATE ACCOUNT                       4.00%
   ASSUMED INTEREST RATE

 PURCHASE PAYMENT ALLOCATION CHANGES    Unlimited

 MAXIMUM # OF TRANSFERS PER YEAR        Unlimited

 FEE FOR EACH TRANSFER                  $0

 EARLY WITHDRAWAL PENALTY               5% at any time other than renewal
   FIXED ACCOUNT ONLY                   through age 65.

                                        The early withdrawal penalty is
                                        currently being waived on transfers
                                        within a Contract from the fixed account to a Subaccount.

                                        If money is transferred from the fixed
                                        account to the Separate Account and
                                        withdrawn within 365 days of the
                                        transfer, the early withdrawal penalty
                                        will be charged. The early withdrawal
                                        penalty will not be charged if:
                                          1.  the transfer occurred on a
                                              Scheduled Update; or
                                          2.  the Scheduled Update occurred
                                              between the transfer and
                                              withdrawal or surrender date(s).


                                                                       Percent
 SURRENDER CHARGES                     During Contract Year            charged

                                              1                           5%
                                              2                           4%
                                              3                           3%
                                              4                           2%
                                              5                           1%
                                          Thereafter                      0%


 WAIVER OF SURRENDER CHARGE/EARLY       No Surrender Charge or early withdrawal
   WITHDRAWAL PENALTY                   penalty will be imposed:
   (FREE OUT PROVISION)                   1.  on a withdrawal if all the
                                              following occur:
                                              a.  it is made after the Contract
                                                  has been in force 2 years;
                                              b.  it is more than 12 months
                                                  since the last transfer or
                                                  withdrawal was made;
                                              c.  the amount is not more than 15
                                                  percent of the then current
                                                  Fixed Cash Value; and
                                              d.  the amount is not more than 15
                                                  percent of the then current
                                                  Variable Cash Value; or
                                          2.  on any portion of the Contract's
                                              Total Accumulation Value applied
                                              to the payment of one of the
                                              following income options: fixed
                                              life income with or without period
                                              certain, joint life and survivor
                                              annuity, Variable life income with
                                              or without period certain and
                                              Variable income for joint life or
                                              survivor annuity; or
                                          3.  on or after the Maturity Date if
                                              the Contract has been in force for
                                              at least 10 years; or

                                          4.  if a distribution is required by
                                              the IRC; or
                                          5.  if an Annuitant is disabled
                                              continuously for three months as
                                              defined by IRC

                                                  Section 72(m)(7) and
                                                  satisfactory proof of such
                                                  disability is sent to HMLIC's
                                                  Home Office.

    INDIVIDUAL SINGLE PREMIUM DEFERRED FIXED AND VARIABLE RETIREMENT ANNUITY
    ------------------------------------------------------------------------
                CONTRACT (IC-418000) (NO LONGER OFFERED FOR SALE)
                -------------------------------------------------

 ISSUE AGES                             This Contract was issued to anyone
                                        between the ages of 55-85.


 MINIMUM CONTRIBUTION                   $2,000

 ANNUAL MAINTENANCE FEE                 $25 per year. This fee will not be
                                        charged if the Total Accumulation Value
                                        equals or exceeds $10,000.

 M & E FEE                              1.25%

 DEATH BENEFIT                          The beneficiary will receive the greater
                                        of:

                                          1.  the Total Accumulation Value of
                                              the Contract less any applicable
                                              premium tax; or
                                          2.  the purchase payment paid under
                                              the Contract less any applicable
                                              premium tax and withdrawals.


 FIXED ACCOUNT GUARANTEED ANNUITY       4.00%
   INCOME OPTION RATE

 SEPARATE ACCOUNT                       4.00%
   ASSUMED INTEREST RATE

 PURCHASE PAYMENT ALLOCATION CHANGES    Unlimited

 MAXIMUM # OF TRANSFERS PER YEAR        Unlimited

 FEE FOR EACH TRANSFER                  $0

 EARLY WITHDRAWAL PENALTY               None


                                                                   Percent
 SURRENDER CHARGES                      During Contract Year       charged

                                                                Fixed   Variable
                                                1                 8%       5%
                                                2                 7%       4%
                                                3                 6%       3%
                                                4                 5%       2%
                                                5                 4%       1%
                                                6                 3%       0%
                                                7                 2%       0%
                                                8                 1%       0%
                                            Thereafter            0%       0%


 WAIVER OF SURRENDER CHARGE             No Surrender Charge will be imposed:
   (FREE OUT PROVISION)                   1.  on a withdrawal if all the
                                              following occur:
                                              a.  it is made after the Contract
                                                  has been in force 2 years;
                                              b.  it is more than 12 months
                                                  since the last transfer or
                                                  withdrawal was made;
                                              c.  the amount is not more than 15
                                                  percent of the then current
                                                  Fixed Cash Value; and
                                              d.  the amount is not more than 15
                                                  percent of the then current
                                                  Variable Cash Value; or
                                          2.  on any portion of the Contract's
                                              Total Accumulation Value applied
                                              to the payment of one of the
                                              following income options: fixed
                                              life income with or without period
                                              certain, joint life and survivor
                                              annuity, Variable life income with
                                              or without period certain and
                                              Variable income for joint life or
                                              survivor annuity; or
                                          3.  if Annuity Payments are selected
                                              to be made in equal installments
                                              over a period which extends to or
                                              beyond the eighth Contract
                                              anniversary; or
                                          4.  on or after the Maturity Date if
                                              the Contract has been in force for
                                              at least 8 years; or
                                          5.  if a distribution is required by
                                              the IRC; or

                                          6.  if an Annuitant is disabled
                                              continuously for three months as
                                              defined by IRC Section 72(m)(7)
                                              and satisfactory proof of such
                                              disability is sent to HMLIC's Home
                                              Office.

TAX CONSEQUENCES


     OTHER CONSIDERATIONS -- This discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The rules governing the provisions of annuity Contracts are extremely complex and often difficult to comprehend. The discussion does not address special rules, prior tax laws or state or local tax laws. A Contract Owner or a prospective Contract Owner considering purchase of an annuity Contract should first consult with a qualified and competent tax adviser before taking any action that could have tax consequences.


SEPARATE ACCOUNT


     The operations of the Separate Account form part of the operations of HMLIC; however, the IRC provides that no federal income tax will be payable by HMLIC on the investment income and capital gains of the Separate Account if certain conditions are met. Provided the investments of the Underlying Funds continue to meet the diversification requirements of IRC Section 817(h), the Contract Owner will not pay federal income tax on the investment income and capital gains under a Contract until Annuity Payments begin or a full or partial withdrawal is made.


CONTRACT OWNERS


     CONTRIBUTIONS -- No limitations are imposed on the amount of contributions made to a non-qualified Contract. DISTRIBUTIONS UNDER NON-QUALIFIED CONTRACTS -- Contract Owners of non-qualified Contracts who are natural persons are not subject to federal income tax on earnings until Annuity Payments are received under the Contract. Contract Owners of non-qualified Contracts are not subject to the required minimum distribution rules under the IRC.

     A distribution by surrender or partial withdrawal during the accumulation period may subject the Contract Owner to federal income tax under the rules of
Section 72 of the IRC. If the distribution is a full or partial surrender, the amount of the distribution will be treated as gross income to the extent the cash value of the Contract (determined without regard to any Surrender Charge in the case of a partial withdrawal) immediately before the distribution exceeds the investment in the Contract. The investment in the Contract is the total of all purchase payments paid under a Contract less any previous distributions that were excluded from the Contract Owner's income. Any taxable portion is taxed at ordinary income rates. This is known as the 'interest-first' rule.

     For Contracts issued before August 14, 1982, distributions are taxed differently. If the Contract contains only purchase payments and related earnings made before August 14, 1982, distributions are taxed under the cost recovery rule. The cost recovery rule provides that distributions are tax-free until they exceed the investment in the Contract. If a Contract issued before August 14, 1982 has purchase payments and related earnings from both before and after August 14, 1982, the distributions are allocable in the following order: first from the investment made before August 14, 1982; second from earnings allocable to the investment made before August 14, 1982; third from earnings allocable to the investment made after August 13, 1982; and finally from the investment made after August 13, 1982.

     If distributions are made pursuant to an Annuity Payment option, that portion of each Annuity payment which represents the Contract Owner's investment in the Contract is excluded from income. The determination of the portion that represents the investment in the Contract is made using the exclusion ratio rules under Section 72 of the IRC. The exclusion ratio is the ratio that the total investment in the Contract bears to the total amount expected to be received under the Contract. For Contracts with annuity starting dates after December 31, 1986, the exclusion ratio will apply until the investment in the Contract has been fully recovered. Once the investment in the Contract has been recovered, the entire amount of each subsequent Annuity payment is fully taxable. For Contracts with annuity starting dates before December 31, 1986, the exclusion ratio applies to all payments.

     EXCHANGES -- The accumulated value of the Contract may be eligible for a tax-free exchange under Section 1035 of the IRC. A replacement Contract obtained in a tax-free exchange will maintain the same relationship of investments in the Contract and allocable earnings as the replaced Contract for purposes of determining the amount of a distribution includable in income. However, a Contract issued before January 18, 1985 and not previously subject to the distribution at death rules (below) will generally be subject to such rules after an exchange.

     DISTRIBUTION AT DEATH RULES -- In order to be treated as an annuity Contract, a Contract must meet the following two distributions rules.

     1. If the Contract Owner dies on or after the required beginning date and has designated a beneficiary, any remaining balance must be distributed at least as rapidly as it was under the method of distribution in effect on the date of death.

     2. If the Contract Owner dies before the required beginning date, the balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the Contract Owner's death. If the Contract value is payable to a beneficiary other than a spouse, it may be paid over the life or life expectancy of that beneficiary provided distributions begin by December 31 of the calendar year following the year of the Contract Owner's death. If the beneficiary is the spouse, the spouse is treated as the owner.

     PENALTY TAX -- A penalty tax will generally apply to distributions made before the Contract Owner reaches age 59 1/2. The penalty tax is 10% of the amount of the payment that is includable in income. Certain distributions are exempt from this penalty tax and include payments (i) made as the result of the Contract Owner's death or disability, (ii) that are part of a series of substantially equal periodic payments made at least annually over the life (or life expectancy) of the owner or joint lives (or joint life expectancy) of the owner and beneficiary, and that are attributable to the investment in the Contract before August 14, 1982 (and related earnings on that investment).

     WITHHOLDING -- Distributions that are includable in income are subject to withholding of federal income tax unless the Contract Owner can validly elect not to have federal income tax withheld. For periodic payments (Annuity Payments), the withholding is calculated like wage withholding and the Contract Owner has the right to revoke his or her election. For all other payments, withholding is at a rate of 10%. HMLIC will notify the Contract Owner at least annually of his or her right to revoke the election.


     State and/or local tax withholding may also apply.

VOTING RIGHTS


     Each Contract Owner has the right to instruct HMLIC with respect to voting his or her interest in the shares of the Underlying Funds held by the Separate Account at all shareholder meetings.

     The number of votes that may be cast by a Contract Owner is based on the number of units owned as of the record date of the meeting. Shares for which no instructions are received are voted in the same proportion as the shares for which instructions have been received. Any Underlying Fund shares attributable to investment by HMLIC will be voted in proportion to the vote by Contract Owners who have Separate Account units. Contract Owners receive various materials, such as proxy materials and voting instruction forms, that relate to voting Underlying Fund shares.


OTHER INFORMATION

     LEGAL PROCEEDINGS -- There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. HMLIC is engaged in various kinds of routine litigation that, in HMLIC's judgment, are not material to its financial condition. None of this litigation relates to the Separate Account.


     REGISTRATION STATEMENT -- A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contract. This prospectus does not contain all information set forth in the registration statement, its amendments and exhibits. Statements contained in this prospectus as to the content of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to these instruments as filed.

     COMMUNICATIONS TO CONTRACT OWNERS -- To ensure receipt of communications, Contract Owners must notify HMLIC of address changes. Notice of a change in address may be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708-4657. Contract Owners may also provide notice of an address change by sending a telefacsimile (FAX) transmission to (217) 527-2307 or by calling (217) 789-2500 or (800) 999-1030
(toll-free).

     HMLIC will attempt to locate Contract Owners for whom no current address is on file. In the event HMLIC is unable to locate a Contract Owner, HMLIC may be forced to surrender the value of the Contract to the Contract Owner's last known state of residence in accordance with the state's abandoned property laws.

     CONTRACT OWNER INQUIRIES-- A toll-free number,

(800) 999-1030, is available to telephone HMLIC's Annuity Customer Service Department. Written questions should be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708-4657.


     FORMS AVAILABILITY -- Specific forms are available from HMLIC to aid the Contract Owner in effecting many transactions allowed under the Contract. These forms may be obtained by calling the Annuity Customer Service Department toll-free at (800) 999-1030.

     NASD REGULATION'S PUBLIC DISCLOSURE PROGRAM -- Information about HM Investors and your agent is available from the NASD at www.nasdr.com or by calling (800) 289-9999 (toll-free).


ADDITIONAL INFORMATION

     A copy of the Statement of Additional Information providing more detailed information about the Separate Account is available, without charge, upon request. The Table of Contents of this Statement of Additional Information follows:


TOPIC                                          PAGE
-----                                          ----
General Information and History                  2
Underwriter                                      2
Financial Statements                             2


     To receive, without charge, a copy of the Statement of Additional Information for the Separate Account, please complete the following request form and mail it to the address indicated below, send it by telefacsimile (FAX) transmission to (217) 535-7123 or telephone (217) 789-2500 or (800) 999-1030
(toll-free).

     HORACE MANN LIFE INSURANCE COMPANY
     P.O. BOX 4657
     SPRINGFIELD, ILLINOIS 62708-4657

Please provide free of charge the following information:


_____ Statement of Additional Information dated May 1, 2004 for the Separate Account

Please mail the above documents to:

--------------------------------------------------------------------------
(Name)

--------------------------------------------------------------------------
(Address)

--------------------------------------------------------------------------
(City/State/Zip)

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2004


               HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT
                  FOR CONTRACTS ISSUED ON FORMS 66-3A AND 66-4A

The variable annuity Contracts issued by Horace Mann Life Insurance Company on Forms 66-3A and 66-4A are no longer offered or sold by Horace Mann Life Insurance Company. These earlier Contracts remain in effect but differ from the Contracts described in the Prospectus in the following material respects. Please refer to the Contracts on Forms 66-3A and 66-4A for a complete description of their provisions.

1. In lieu of the Surrender Charge, 6% of each Purchase Payment (gross stipulated payment) plus $.50, without any yearly limitation, is deducted for sales and administrative expenses and death benefit charges. It is estimated that of the 6% deduction, 4% is for sales expenses and 2% for the death benefit risk. The additional $.50 deduction is for administrative expenses. All Purchase Payments, net of applicable deductions, including premium taxes if applicable, are invested by the Account in shares of Horace Mann Equity Fund. There is no annual maintenance fee or transfer charge.

2. In lieu of the Mortality and Expense Risk Fee ("M&E Fee") described in the Prospectus, a fee is deducted from all distributions paid by the Equity Fund to the Account or, if the fee is accrued and unpaid, from the value of a Participant's individual account upon withdrawal or transfer from the Account. This fee is computed weekly at the rate of .0075% of the net assets of the Account (not to exceed .39% on an annual basis). It is estimated that .31% is for mortality risk and .08% is for expense risk.

3. The "present value factor" used in calculating the actuarial liability of the Variable Retirement Annuity Account is computed using the Progressive Annuity Mortality Table with interest at 4%.

4. With respect to the group Contract issued on Form 66-4A, if the Annuitant is no longer in the class of eligible Participants or elects not to continue to participate in the group Contract, the Annuitant may elect, within 31 days after the date of termination, to purchase from Horace Mann Life Insurance Company its individual annuity Contract most nearly similar in benefits and provisions to the group Contract. The individual annuity Contract will be issued at the then attained age of the Annuitant and at the same annual Purchase Payment as the group Contract Certificate, unless otherwise agreed to by Horace Mann Life Insurance Company.

FORM 66-3A AND 66-4A CONTRACTS

Contract Owner Transaction Expenses,(1) as a percentage of Purchase Payments:

Sales Expense Charge                                                       4.00%
Death Benefit Risk Charge                                                  2.00%
Administration Expense                                     $.50 per payment plus
  Charge                                                     $10.00 issuance fee
Separate Account Annual
  M&E Fee, as a percentage
  of average account value:

Mortality Risk                                                             0.31%
Expense Risk                                                               0.08%
Total Separate Account
  Annual M&E Fee                                                           0.39%

Annual Operating Expenses of Equity Fund,(2) as a percentage of average net assets for the December 31, 2003 fiscal year:

Management Fees                                                            0.40%
Other Expenses                                                             0.51%
Total Equity Fund Operating Expenses                                       0.91%


EXAMPLE(3)

If you surrender your Flexible Premium Contract at the end of the applicable time period:

          YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000 INVESTMENT;
                      ASSUMING 5% ANNUAL RETURN ON ASSETS:


                  1 YR       3 YRS          5 YRS       10 YRS
                  ----       -----          -----       ------
                  $734        $996         $1,277       $2,077


(1) Premium taxes, currently ranging between 0 and 3.5%, are not included. The rate varies depending upon state of residence, and not all states impose premium taxes. Also, depending on the state, taxes are taken from Purchase Payments or are levied at annuitization.


(2) The Operating Expenses of the Equity Fund are borne indirectly by Contract Owners. The Other Expenses for the Horace Mann Equity Fund are shown based on actual amounts for the fiscal year ended December 31, 2003. The subadvisers seek the best price and execution on each transaction and negotiate commission rates solely on the execution requirements of each trade. Occasionally they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the Horace Mann Equity Fund part of the commissions paid (Commission Credits). The Fund's adviser, Wilshire Associates Incorporated, waived a portion of its advisory fee during 2003.

(3) The EXAMPLE should not be considered a representation of past or future expenses. Amounts shown are based on the average cash value of the average number of annuity Contracts in the accumulation phase during the 2003 calendar year. Actual expenses may be greater or less than those shown.


THE PURPOSE OF THE TABLE IS TO ASSIST CONTRACT OWNERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT THEY BEAR DIRECTLY OR INDIRECTLY. THE TABLE REFLECTS EXPENSES OF THE SEPARATE ACCOUNT AS WELL AS THOSE OF THE EQUITY FUND.


The date of this Supplement is May 1, 2004.

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2004


               HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT
                       FOR CONTRACTS ISSUED ON FORM 66-2A

The variable annuity Contract issued by Horace Mann Life Insurance Company on Form 66-2A is no longer offered or sold by Horace Mann Life Insurance Company. This earlier Contract remains in effect but differs from the Contracts described in the Prospectus in the following material respects. Please refer to the Contract on Form 66-2A for a complete description of its provisions.

1. In lieu of the Surrender Charge, 6% of each Purchase Payment (gross stipulated payment) plus $.50, without any yearly limitation, is deducted for sales and administrative expenses and death benefit charges.

It is estimated that of the 6% deduction, 4% is for sales expenses and 2% for the death benefit risk. The additional $.50 deduction is for administrative expenses.

All Purchase Payments, net of applicable deductions including premium taxes if applicable, are invested by the Account in shares of Horace Mann Equity Fund. There is no annual maintenance fee or transfer charge.

2. In lieu of the Mortality and Expense Risk Fee ("M&E Fee") described in the Prospectus, a fee is deducted from distributions paid by the Equity Fund to the Account or, if the fee is accrued and unpaid, from the value of a Contract Owner's individual account upon withdrawal or transfer from the Account. This fee is computed weekly at the rate of .0075% of the net assets of the Account (not to exceed .39% on an annual basis). It is estimated that .31% is for mortality risk and .08% is for expense risk.

FORM 66-2A CONTRACTS

Contract Owner Transaction Expenses,(1) as a percentage of Purchase Payments:

Sales Expense Charge                                                       4.00%
Death Benefit Risk Charge                                                  2.00%
Administration Expense                                     $.50 per payment plus
  Charge                                                     $10.00 issuance fee
Separate Account Annual
  M&E Fee, as a percentage
  of average account value:
Mortality Risk                                                             0.31%
Expense Risk                                                               0.08%
Total Separate Account
  Annual M&E Fee                                                           0.39%


Annual Operating Expenses of Equity Fund,(2) as a percentage of average net assets for the December 31, 2003 fiscal year:

Management Fees                                                            0.40%
Other Expenses                                                             0.51%
Total Equity Fund Operating Expenses                                       0.91%


EXAMPLE(3)

If you surrender your Flexible Premium Contract at the end of the applicable time period:

          YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000 INVESTMENT;
                      ASSUMING 5% ANNUAL RETURN ON ASSETS:


                  1 YR       3 YRS          5 YRS       10 YRS
                  ----       -----          -----       ------
                  $734        $996         $1,277       $2,077


(1) Premium taxes, currently ranging between 0 and 3.5%, are not included. The rate varies depending upon state of residence, and not all states impose premium taxes. Also, depending on the state, taxes are taken from Purchase Payments or are levied at annuitization.


(2) The Operating Expenses of the Equity Fund are borne indirectly by Contract Owners. The Other Expenses for the Horace Mann Equity Fund are shown based on actual amounts for the fiscal year ended December 31, 2003. The subadvisers seek the best price and execution on each transaction and negotiate commission rates solely on the execution requirements of each trade. Occasionally they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the Horace Mann Equity Fund part of the commissions paid (Commission Credits). The Fund's adviser, Wilshire Associates Incorporated, waived a portion of its advisory fee during 2003.

(3) The EXAMPLE should not be considered a representation of past or future expenses. Amounts shown are based on the average cash value of the average number of annuity Contracts in the accumulation phase during the 2003 calendar year. Actual expenses may be greater or less than those shown.


THE PURPOSE OF THE TABLE IS TO ASSIST CONTRACT OWNERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT THEY BEAR DIRECTLY OR INDIRECTLY. THE TABLE REFLECTS EXPENSES OF THE SEPARATE ACCOUNT AS WELL AS THOSE OF THE EQUITY FUND.


The date of this Supplement is May 1, 2004.

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2004


               HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT
                       FOR CONTRACTS ISSUED ON FORM 527-GC

The group variable annuity Contract issued by Horace Mann Life Insurance Company on Form 527-GC is no longer offered or sold by Horace Mann Life Insurance Company. This earlier Contract remains in effect but differs from the Contracts described in the Prospectus in the following material respects. Please refer to the Contract on Form 527-GC for a complete description of its provisions.

1. The Contract may be terminated or discontinued by the Group Contract Owner upon written notice to Horace Mann Life Insurance Company. The written notice must specify the date for termination which may not be earlier than 30 days following the date such notice is received by Horace Mann Life Insurance Company. The Contract may be discontinued by Horace Mann Life Insurance Company upon 90 days' written notice to the Group Contract Owner.

2. If the Contract is terminated or the Annuitant ceases to be in the class of eligible Annuitants, the Annuitant may elect within 90 days thereafter to purchase from Horace Mann Life Insurance Company the individual annuity Contract most similar in benefits and provisions to those of the Annuitant's Certificate.

3. At the end of each fiscal year, Horace Mann Life Insurance Company may, in its discretion, determine an experience credit to be equitably applied based on the mortality experience and administration costs of the Contract.

4. The Contract's minimum Purchase Payment is $10. Minimum annual Purchase Payments that may be allocated to the Account are $200. In lieu of the Surrender Charge, 5% of each Purchase Payment plus $.50 is deducted for sales and administrative expenses and death benefit charges. The $.50 charge may not exceed $6.00 in any Contract Year. If Purchase Payments are allocated to both the Fixed Accumulation Account and the Separate Account, the per payment fee is $.75, not to exceed $9.00 in any Contract Year. It is estimated that of the 5% deduction, 3.2% is for sales expenses, 0.2% is for the death benefit risk and 1.6% is for administrative expenses. Premium taxes payable, if applicable, are deducted from each payment. All Purchase Payments net of applicable deductions, are invested by the Account in shares of the Equity Fund. There is no annual maintenance charge or transfer charge.

5. In lieu of the Mortality and Expense Risk Fee ("M&E Fee") described in the Prospectus, a fee for mortality and expense risk, computed weekly at the rate of .005575% of the net assets of the Account (not to exceed .29% on an annual basis), will be deducted from dividends and other distributions paid by the Equity Fund to the Account or to the extent such distributions are accrued and unpaid, from the value of a Participant's account upon withdrawal or transfer of the Participant's interest out of the Account. It is estimated that .24% is for mortality risk and .05% is for expense risk.

6. The "present value factor" used in calculating the actuarial liability of the Variable Retirement Annuity Account is computed using the Progressive Annuity Mortality Table with interest at 3.5%. Consequently, the interest rate used to compute the value of a Variable Retirement Annuity Unit is 3.79% (of which .29% represents the charge for mortality and expense risks).

FORM 527-GC CONTRACTS

Contract Owner Transaction Expenses,(1) as a percentage of Purchase Payments:

Sales Expense Charge                                                       3.20%
Death Benefit Risk Charge                                                  0.20%
Administration Expense                                        1.60% and $.50 per
  Charge                                                     payment plus $20.00
                                                                    issuance fee
Separate Account Annual
  M&E Fee, as a percentage
  of average account value:
Mortality Risk                                                             0.24%
Expense Risk                                                               0.05%
Total Separate Account
  Annual M&E Fee                                                           0.29%


Annual Operating Expenses of Equity Fund,(2) as a percentage of average net assets for the December 31, 2003 fiscal year:

Management Fees                                                            0.40%
Other Expenses                                                             0.51%
Total Equity Fund Operating Expenses                                       0.91%

EXAMPLE(3)

If you surrender your Flexible Premium Contract at the end of the applicable time period:

          YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000 INVESTMENT;
                      ASSUMING 5% ANNUAL RETURN ON ASSETS:


                  1 YR       3 YRS          5 YRS       10 YRS
                  ----       -----          -----       ------
                  $636        $880         $1,143       $1,894


(1) Premium taxes, currently ranging between 0 and 3.5%, are not included. The rate varies depending upon state of residence, and not all states impose premium taxes. Also, depending on the state, taxes are taken from Purchase Payments or are levied at annuitization.

(2) The Operating Expenses of the Equity Fund are borne indirectly by Contract Owners. The Other Expenses for the Horace Mann Equity Fund are shown based on actual amounts for the fiscal year ended December 31, 2003. The subadvisers seek the best price and execution on each transaction and negotiate commission rates solely on the execution requirements of each trade. Occasionally they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the Horace Mann Equity Fund part of the commissions paid (Commission Credits). The Fund's adviser, Wilshire Associates Incorporated, waived a portion of its advisory fee during 2003.

(3) The EXAMPLE should not be considered a representation of past or future expenses. Amounts shown are based on the average cash value of the average number of annuity Contracts in the accumulation phase during the 2003 calendar year. Actual expenses may be greater or less than those shown.


THE PURPOSE OF THE TABLE IS TO ASSIST CONTRACT OWNERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT THEY BEAR DIRECTLY OR INDIRECTLY. THE TABLE REFLECTS EXPENSES OF THE SEPARATE ACCOUNT AS WELL AS THOSE OF THE EQUITY FUND.


The date of this Supplement is May 1, 2004.

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2004


               HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT
                        FOR CONTRACTS ISSUED ON FORM 529

The individual variable annuity Contract issued by Horace Mann Life Insurance Company on Form 529 is no longer offered or sold by Horace Mann Life Insurance Company. These earlier Contracts remain in effect but differ from the Contracts described in the Prospectus in the following material respects. Please refer to the Contract on Form 529 for a complete description of its provisions.

1. The Contract's minimum Purchase Payment (gross stipulated payment) is $10. Minimum annual Purchase Payments that may be allocated to the Account are $200. In lieu of the Surrender Charge, 5% of each Purchase Payment plus $.50 is deducted for sales and administrative expenses and death benefit charges. The $.50 charge may not exceed $6.00 in any Contract Year. If Purchase Payments are allocated to both the Fixed Accumulation Account and the Separate Account, the per payment fee is $.75, not to exceed $9.00 per Contract Year. It is estimated that of the 5% deduction, 3.2% is for sales expenses, 0.2% is for the death benefit risk and 1.6% is for administrative expenses. Premium taxes payable, if applicable, are deducted from each Purchase Payment. All Purchase Payments, net of applicable deductions, are invested by the Account in shares of the Equity Fund. There is no annual maintenance charge or transfer charge.

2. In lieu of the Mortality and Expense Risk Fee ("M&E Fee") described in the Prospectus, a fee for mortality and expense risk, computed weekly at the rate of .005575% of the net assets of the Account (not to exceed .29% on an annual basis), will be deducted from dividends and other distributions paid by the Equity Fund to the Account, or to the extent such distributions are accrued and unpaid, from the value of a Contract Owner's account upon withdrawal or transfer of the Contract Owner's interest out of the Account. It is estimated that .24% of such charge is for mortality risk and .05% is for expense risk.

3. The "present value factor" used in calculating the actuarial liability of the Variable Retirement Annuity Account is computed using the Progressive Annuity Mortality Table with interest at 3.5%. Consequently, the interest rate used to compute the value of a Variable Retirement Annuity Unit is 3.79% (of which .29% represents the charge for mortality and expense risks).

FORM 529 CONTRACTS

Contract Owner Transaction Expenses,(1) as a percentage of Purchase Payments:

Sales Expense Charge                                                       3.20%
Death Benefit Risk Charge                                                  0.20%
Administration Expense                                        1.60% and $.50 per
  Charge                                                     payment plus $20.00
                                                                    issuance fee
Separate Account Annual
  M&E Fee, as a percentage
  of average account value:
Mortality Risk                                                             0.24%
Expense Risk                                                               0.05%
Total Separate Account
  Annual M&E Fee                                                           0.29%


Annual Operating Expenses of Equity Fund,(2) as a percentage of average net assets for the December 31, 2003 fiscal year:

Management Fees                                                            0.40%
Other Expenses                                                             0.51%
Total Equity Fund Operating Expenses                                       0.91%


EXAMPLE(3)

If you surrender your Flexible Premium Contract at the end of the applicable time period:

          YOU WOULD PAY THE FOLLOWING EXPENSES ON A $10,000 INVESTMENT;
                      ASSUMING 5% ANNUAL RETURN ON ASSETS:


                  1 YR       3 YRS          5 YRS       10 YRS
                  ----       -----          -----       ------
                  $636        $880         $1,143       $1,894


(1) Premium taxes, currently ranging between 0 and 3.5%, are not included. The rate varies depending upon state of residence, and not all states impose premium taxes. Also, depending on the state, taxes are taken from Purchase Payments or are levied at annuitization.

(2) The Operating Expenses of the Equity Fund are borne indirectly by Contract Owners. The Other Expenses for the Horace Mann Equity Fund are shown based on actual amounts for the fiscal year ended December 31, 2003. The subadvisers seek the best price and execution on each transaction and negotiate commission rates solely on the execution requirements of each trade. Occasionally they place, under a directed brokerage arrangement, common stock trades with a broker/dealer who credits to the Horace Mann Equity Fund part of the commissions paid (Commission Credits). The Fund's adviser, Wilshire Associates Incorporated, waived a portion of its advisory fee during 2003.

(3) The EXAMPLE should not be considered a representation of past or future expenses. Amounts shown are based on the average cash value of the average number of annuity Contracts in the accumulation phase during the 2003 calendar year. Actual expenses may be greater or less than those shown.


THE PURPOSE OF THE TABLE IS TO ASSIST CONTRACT OWNERS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT THEY BEAR DIRECTLY OR INDIRECTLY. THE TABLE REFLECTS EXPENSES OF THE SEPARATE ACCOUNT AS WELL AS THOSE OF THE EQUITY FUND.


The date of this Supplement is May 1, 2004.

                                   MAY 1, 2004





                       STATEMENT OF ADDITIONAL INFORMATION



               HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT



            Individual Flexible Payment and Individual Single Payment
                       Variable Deferred Annuity Contracts



                       Horace Mann Life Insurance Company



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectuses, dated May 1, 2004, for Horace Mann Life Insurance Company Separate Account. A copy of the Prospectuses may be obtained by writing to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (217) 535-7123 or by telephoning toll-free (800) 999-1030.



                                   MAY 1, 2004

TABLE OF CONTENTS


TOPIC                                                                  PAGE
-----                                                                  ----

General Information and History......................................... 2
Underwriter............................................................. 2
Financial Statements.................................................... 2



                         GENERAL INFORMATION AND HISTORY

Horace Mann Life Insurance Company ("HMLIC") sponsors the Horace Mann Life Insurance Company Separate Account (the "Separate Account"). HMLIC is a wholly-owned subsidiary of Allegiance Life Insurance Company, whose business is to engage in the business of insurance. HMLIC is an indirect wholly-owned subsidiary of Horace Mann Educators Corporation ("HMEC"), a publicly-held insurance holding company traded on the New York Stock Exchange.


                                   UNDERWRITER

HMLIC offers and sells the contracts on a continuous basis through its licensed life insurance sales personnel who are also registered representatives of Horace Mann Investors, Inc. ("HM Investors"), a broker/dealer registered with the Securities and Exchange Commission and a member of the National Association of Securities Dealers, Inc. (NASD). In addition, the contracts may be offered and sold through independent agents and other broker-dealers. HMLIC contracts with HM Investors, principal underwriter of the Separate Account, to distribute the variable contracts of HMLIC. HM Investors, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001, is an affiliate of HMLIC and a wholly-owned subsidiary of HMEC.

Commissions paid to HM Investors were, $4,613,301 $3,642,750 and $4,723,014 for the years ended 2001,2002 and 2003, respectively. HM Investors does not retain any of these commissions. Commissions received by HM Investors are paid to registered representatives who sell contracts offered by the Prospectuses.


                              FINANCIAL STATEMENTS

KPMG LLP, independent auditors for the Separate Account and HMLIC, has offices at 303 East Wacker Drive, Chicago, Illinois 60601. KPMG LLP representatives perform an audit of the financial statements of the Account annually and provide accounting advice and services related to Securities and Exchange Commission filings throughout the year and perform an annual audit of the statutory financial statements of HMLIC.

The financial statements of the Separate Account, including the auditors' reports thereon, are incorporated herein by reference from the Annual Report for the Separate Account for the year ended December 31, 2003. A copy of this Annual Report accompanies the Statement of Additional Information. Additional copies may be obtained, upon request and without charge, by contacting Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, or by telephoning (217) 789-2500 or (800) 999-1030 (toll-free). The statutory financial statements for HMLIC, including the auditors' report thereon, which are included herein, should be considered only as bearing upon the ability of HMLIC to meet its obligations under the contracts.

                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

The Contract Owners of Horace Mann Life Insurance Company Separate Account and the Board of Directors of Horace Mann Life Insurance Company:

We have audited the accompanying statements of net assets of each of the sub-accounts of the Horace Mann Life Insurance Company Separate Account (the Separate Account) as of December 31, 2003, and the related statements of operations, changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the transfer agent of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the sub-accounts of the Horace Mann Life Insurance Company Separate Account as of December 31, 2003, the results of its operations, changes in net assets and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.






/s/ KPMG LLP
Chicago, Illinois
April 21, 2004

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Net Assets

December 31, 2003

                                                                                               ACCOUNT DIVISION
                                                                               ------------------------------------------------
                                                                                HORACE MANN      HORACE MANN       HORACE MANN
                                                                                  EQUITY           BALANCED          INCOME
                                                                                   FUND              FUND             FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                             Investments at market value       $ 297,970,728    $ 261,981,050    $  19,736,107
-------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $ 297,970,728    $ 261,981,050    $  19,736,107
===============================================================================================================================

NET ASSETS
                                             Net Assets (Indefinite
                                             units authorized)
                                                Active Contract Owners           296,261,650      260,972,734       19,634,561
                                                Retired Contract Owners            1,709,078        1,008,316          101,546
-------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                               $ 297,970,728    $ 261,981,050    $  19,736,107
===============================================================================================================================

                                             Total units                          15,075,890       14,094,671        1,210,705
                                             Blended unit value (Net assets
                                             divided by total units held)      $       19.76    $       18.59    $       16.30

INVESTMENTS
                                             Cost of investments               $ 348,914,072    $ 276,543,906    $  20,509,601
                                             Unrealized appreciation
                                               (depreciation) on investments   $ (50,943,344)   $ (14,562,856)   $    (773,494)

                                             Number of shares in
                                               underlying mutual funds            15,179,350       15,392,521        1,609,792

Total Net Assets Represented by:
    Number of units outstanding:
        M&E Rate .0000                                                                 6,724           10,103                8
        M&E Rate .0029                                                               485,223             --               --
        M&E Rate .0039                                                               123,185             --               --
        M&E Rate .0095                                                                39,475           58,242           74,253
        M&E Rate .0105                                                                  --               --               --
        M&E Rate .0115                                                                  --               --               --
        M&E Rate .0125                                                            14,334,218       13,967,083        1,128,161
        Retired Payout                                                                87,065           59,243            8,283

Unit Value (Net assets divided by
    units outstanding)
        M&E Rate .0000                                                         $       20.58    $       19.38    $       17.01
        M&E Rate .0029                                                         $       20.38    $        --      $        --
        M&E Rate .0039                                                         $       20.32    $        --      $        --
        M&E Rate .0095                                                         $       19.94    $       18.78    $       16.48
        M&E Rate .0105                                                         $        --      $        --      $        --
        M&E Rate .0115                                                         $        --      $        --      $        --
        M&E Rate .0125                                                         $       19.74    $       18.59    $       16.32
        Retired Payout                                                         $       19.63    $       17.02    $       12.26

                                                                                               ACCOUNT DIVISION
                                                                               ------------------------------------------------
                                                                                 HORACE MANN     HORACE MANN      HORACE MANN
                                                                                 SHORT-TERM       SMALL CAP      INTERNATIONAL
                                                                                 INVESTMENT         GROWTH           EQUITY
                                                                                    FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------------------------------

ASSETS
                                             Investments at market value       $   4,639,891    $  51,949,486    $  32,832,553
-------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $   4,639,891    $  51,949,486    $  32,832,553
===============================================================================================================================

NET ASSETS
                                             Net Assets (Indefinite
                                             units authorized)
                                                Active Contract Owners             4,639,891       51,949,486       32,832,553
                                                Retired Contract Owners                 --               --               --
-------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                               $   4,639,891    $  51,949,486    $  32,832,553
===============================================================================================================================

                                             Total units                             427,380        4,507,783        3,072,915
                                             Blended unit value (Net assets
                                             divided by total units held)      $       10.86    $       11.52    $       10.68

INVESTMENTS
                                             Cost of investments               $   4,666,507    $  69,542,290    $  30,303,250
                                             Unrealized appreciation
                                               (depreciation) on investments   $     (26,616)   $ (17,592,804)   $   2,529,303

                                             Number of shares in
                                               underlying mutual funds               459,396        4,398,754        3,009,386

Total Net Assets Represented by:
    Number of units outstanding:
        M&E Rate .0000                                                                    10            8,385            3,053
        M&E Rate .0029                                                                  --               --               --
        M&E Rate .0039                                                                  --               --               --
        M&E Rate .0095                                                                26,379           44,578           51,642
        M&E Rate .0105                                                                  --               --               --
        M&E Rate .0115                                                                  --               --               --
        M&E Rate .0125                                                               400,991        4,454,820        3,018,220
        Retired Payout                                                                  --               --               --

Unit Value (Net assets divided by
    units outstanding)
        M&E Rate .0000                                                         $       11.31    $       12.02    $       11.14
        M&E Rate .0029                                                         $        --      $        --      $        --
        M&E Rate .0039                                                         $        --      $        --      $        --
        M&E Rate .0095                                                         $       10.96    $       11.64    $       10.79
        M&E Rate .0105                                                         $        --      $        --      $        --
        M&E Rate .0115                                                         $        --      $        --      $        --
        M&E Rate .0125                                                         $       10.85    $       11.52    $       10.68
        Retired Payout                                                                  --               --               --

                                                                                               ACCOUNT DIVISION
                                                                               ------------------------------------------------
                                                                               HORACE MANN       WILSHIRE         WILSHIRE
                                                                                 SOCIALLY       5000 INDEX    LARGE CO. GROWTH
                                                                                RESPONSIBLE      PORTFOLIO-      PORTFOLIO-
                                                                                    FUND       INSTITUTIONAL    INSTITUTIONAL
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                             Investments at market value       $  70,377,792   $  17,213,849    $  19,317,280
-------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $  70,377,792   $  17,213,849    $  19,317,280
===============================================================================================================================

NET ASSETS
                                             Net Assets (Indefinite
                                             units authorized)
                                                Active Contract Owners            70,377,792      17,213,849       19,317,280
                                                Retired Contract Owners                 --              --               --
-------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                               $  70,377,792   $  17,213,849    $  19,317,280
===============================================================================================================================

                                             Total units                           4,740,058       1,873,756          652,842
                                             Blended unit value (Net assets
                                             divided by total units held)      $       14.85   $        9.19    $       29.59

INVESTMENTS
                                             Cost of investments               $  67,918,182   $  19,141,618    $  23,396,239
                                             Unrealized appreciation
                                               (depreciation) on investments   $   2,459,610   $  (1,927,769)   $  (4,078,959)

                                             Number of shares in
                                               underlying mutual funds             5,103,524       1,875,140          641,131

Total Net Assets Represented by:
    Number of units outstanding:
        M&E Rate .0000                                                                 7,705           3,300              931
        M&E Rate .0029                                                                  --              --               --
        M&E Rate .0039                                                                  --              --               --
        M&E Rate .0095                                                                35,389          30,497            3,549
        M&E Rate .0105                                                                  --              --               --
        M&E Rate .0115                                                                  --              --               --
        M&E Rate .0125                                                             4,696,964       1,839,959          648,362
        Retired Payout                                                                  --              --               --

Unit Value (Net assets divided by
    units outstanding)
        M&E Rate .0000                                                         $       15.48   $        9.58    $       30.86
        M&E Rate .0029                                                         $        --     $        --      $        --
        M&E Rate .0039                                                         $        --     $        --      $        --
        M&E Rate .0095                                                         $       15.00   $        9.28    $       29.89
        M&E Rate .0105                                                         $        --     $        --      $        --
        M&E Rate .0115                                                         $        --     $        --      $        --
        M&E Rate .0125                                                         $       14.85   $        9.18    $       29.59
        Retired Payout                                                                  --              --               --

                                                                                     ACCOUNT DIVISION
                                                                               -------------------------------
                                                                                  WILSHIRE       WILSHIRE
                                                                                 5000 INDEX   LARGE CO. GROWTH
                                                                                 PORTFOLIO-      PORTFOLIO-
                                                                                 INVESTMENT      INVESTMENT
--------------------------------------------------------------------------------------------------------------
ASSETS
                                             Investments at market value       $   4,896,375   $   6,642,944
--------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $   4,896,375   $   6,642,944
==============================================================================================================

NET ASSETS
                                             Net Assets (Indefinite
                                             units authorized)
                                                Active Contract Owners             4,896,375       6,642,944
                                                Retired Contract Owners                 --              --
--------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                               $   4,896,375   $   6,642,944
==============================================================================================================

                                             Total units                             541,013         228,018
                                             Blended unit value (Net assets
                                             divided by total units held)      $        9.05   $       29.13

INVESTMENTS
                                             Cost of investments               $   4,471,723   $   6,262,250
                                             Unrealized appreciation
                                               (depreciation) on investments   $     424,652   $     380,694

                                             Number of shares in
                                               underlying mutual funds               533,955         222,693

Total Net Assets Represented by:
    Number of units outstanding:
        M&E Rate .0000                                                                    17               5
        M&E Rate .0029                                                                  --              --
        M&E Rate .0039                                                                  --              --
        M&E Rate .0095                                                                68,856          23,340
        M&E Rate .0105                                                                  --              --
        M&E Rate .0115                                                                  --              --
        M&E Rate .0125                                                               472,140         204,673
        Retired Payout                                                                  --              --

Unit Value (Net assets divided by
    units outstanding)
        M&E Rate .0000                                                         $        9.45   $       30.34
        M&E Rate .0029                                                         $        --     $        --
        M&E Rate .0039                                                         $        --     $        --
        M&E Rate .0095                                                         $        9.17   $       29.35
        M&E Rate .0105                                                         $        --     $        --
        M&E Rate .0115                                                         $        --     $        --
        M&E Rate .0125                                                         $        9.03   $       29.11
        Retired Payout                                                                  --              --

                                          See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Net Assets

December 31, 2003

                                                                                              ACCOUNT DIVISION
                                                                              ----------------------------------------------
                                                                                                  WILSHIRE       WILSHIRE
                                                                                 WILSHIRE         SMALL CO.      SMALL CO.
                                                                              LARGE CO. VALUE      VALUE          GROWTH
                                                                                 PORTFOLIO-      PORTFOLIO-      PORTFOLIO-
                                                                                 INVESTMENT      INVESTMENT      INVESTMENT
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                             Investments at market value       $  13,219,824   $   2,374,341   $   1,626,087
-------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $  13,219,824   $   2,374,341   $   1,626,087
===============================================================================================================================

NET ASSETS
                                             Net Assets (Indefinite
                                             units authorized)
                                                Active Contract Owners            13,219,824       2,374,341       1,626,087
                                                Retired Contract Owners                 --              --              --
-------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                               $  13,219,824   $   2,374,341   $   1,626,087
===============================================================================================================================

                                             Total units                             611,659         122,082          92,724
                                             Blended unit value (Net assets
                                             divided by total units held)      $       21.61   $       19.45   $       17.54

INVESTMENTS
                                             Cost of investments               $  12,294,022   $   1,929,142   $   1,335,887
                                             Unrealized appreciation
                                               (depreciation) on investments   $     925,802   $     445,199   $     290,200

                                             Number of shares in
                                               underlying mutual funds               644,241         121,636         103,375

Total Net Assets Represented by:
    Number of units outstanding:
        M&E Rate .0000                                                                    10              16             610
        M&E Rate .0029                                                                  --              --              --
        M&E Rate .0039                                                                  --              --              --
        M&E Rate .0095                                                                35,162           7,966           7,681
        M&E Rate .0105                                                                  --              --              --
        M&E Rate .0115                                                                  --              --              --
        M&E Rate .0125                                                               576,487         114,100          84,433
        Retired Payout                                                                  --

Unit Value (Net assets divided by
    units outstanding)
        M&E Rate .0000                                                         $       22.51   $       20.26   $       18.68
        M&E Rate .0029                                                         $        --     $        --     $        --
        M&E Rate .0039                                                         $        --     $        --     $        --
        M&E Rate .0095                                                         $       21.80   $       19.55   $       18.13
        M&E Rate .0105                                                         $        --     $        --     $        --
        M&E Rate .0115                                                         $        --     $        --     $        --
        M&E Rate .0125                                                         $       21.60   $       19.44   $       17.47
        Retired Payout                                                                  --              --              --

                                                                                              ACCOUNT DIVISION
                                                                              ----------------------------------------------
                                                                               T.ROWE PRICE   T.ROWE PRICE     FIDELITY VIP
                                                                                 SMALL-CAP      SMALL-CAP        GROWTH &
                                                                                VALUE FUND      STOCK FUND        INCOME
                                                                               ADVISOR CLASS   ADVISOR CLASS     PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

ASSETS
                                             Investments at market value       $  13,108,060   $  10,747,547   $   7,325,313
-------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $  13,108,060   $  10,747,547   $   7,325,313
===============================================================================================================================

NET ASSETS
                                             Net Assets (Indefinite
                                             units authorized)
                                                Active Contract Owners            13,108,060      10,747,547       7,325,313
                                                Retired Contract Owners                 --              --              --
-------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                               $  13,108,060   $  10,747,547   $   7,325,313
===============================================================================================================================

                                             Total units                             397,645         349,073         535,029
                                             Blended unit value (Net assets
                                             divided by total units held)      $       32.96   $       30.79   $       13.69

INVESTMENTS
                                             Cost of investments               $  10,496,783   $   9,184,530   $   6,897,015
                                             Unrealized appreciation
                                               (depreciation) on investments   $   2,611,277   $   1,563,017   $     428,298

                                             Number of shares in
                                               underlying mutual funds               447,834         385,493         559,610

Total Net Assets Represented by:
    Number of units outstanding:
        M&E Rate .0000                                                                 3,325               7           3,827
        M&E Rate .0029                                                                  --              --              --
        M&E Rate .0039                                                                  --              --              --
        M&E Rate .0095                                                                17,135          17,900          46,875
        M&E Rate .0105                                                                  --              --              --
        M&E Rate .0115                                                                  --              --              --
        M&E Rate .0125                                                               377,185         331,166         484,327
        Retired Payout

Unit Value (Net assets divided by
    units outstanding)
        M&E Rate .0000                                                         $       34.32   $       32.09   $       14.25
        M&E Rate .0029                                                         $        --     $        --     $        --
        M&E Rate .0039                                                         $        --     $        --     $        --
        M&E Rate .0095                                                         $       33.20   $       30.99   $       13.80
        M&E Rate .0105                                                         $        --     $        --     $        --
        M&E Rate .0115                                                         $        --     $        --     $        --
        M&E Rate .0125                                                         $       32.94   $       30.78   $       13.68
        Retired Payout                                                                  --     $        --     $        --

                                                                                              ACCOUNT DIVISION
                                                                              ----------------------------------------------
                                                                                FIDELITY VIP   FIDELITY VIP    FIDELITY VIP
                                                                                 INDEX 500        MID CAP         GROWTH
                                                                                 PORTFOLIO       PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------

ASSETS
                                             Investments at market value       $  26,396,472   $  18,703,354   $  24,531,994
-------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $  26,396,472   $  18,703,354   $  24,531,994
===============================================================================================================================

NET ASSETS
                                             Net Assets (Indefinite
                                             units authorized)
                                                Active Contract Owners            26,396,472      18,703,354      24,531,994
                                                Retired Contract Owners                 --              --              --
-------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                               $  26,396,472   $  18,703,354   $  24,531,994
===============================================================================================================================

                                             Total units                             211,435         798,274         771,644
                                             Blended unit value (Net assets
                                             divided by total units held)      $      124.84   $       23.43   $       31.79

INVESTMENTS
                                             Cost of investments               $  25,534,539   $  14,662,685   $  25,801,622
                                             Unrealized appreciation
                                               (depreciation) on investments   $     861,933   $   4,040,669   $  (1,269,628)

                                             Number of shares in
                                               underlying mutual funds               210,649         780,282         798,568

Total Net Assets Represented by:
    Number of units outstanding:
        M&E Rate .0000                                                                   401             409             994
        M&E Rate .0029                                                                  --              --              --
        M&E Rate .0039                                                                  --              --              --
        M&E Rate .0095                                                                 9,919          32,778          35,305
        M&E Rate .0105                                                                  --              --              --
        M&E Rate .0115                                                                  --              --              --
        M&E Rate .0125                                                               201,115         765,087         735,345
        Retired Payout

Unit Value (Net assets divided by
    units outstanding)
        M&E Rate .0000                                                         $      130.28   $       24.41   $       33.13
        M&E Rate .0029                                                         $        --     $        --     $        --
        M&E Rate .0039                                                         $        --     $        --     $        --
        M&E Rate .0095                                                         $      122.32   $       23.64   $       32.00
        M&E Rate .0105                                                         $        --     $        --     $        --
        M&E Rate .0115                                                         $        --     $        --     $        --
        M&E Rate .0125                                                         $      124.96   $       23.42   $       31.78
        Retired Payout                                                         $        --     $        --     $        --

                                                                                      ACCOUNT DIVISION
                                                                              --------------------------------
                                                                                FIDELITY VIP   FIDELITY VIP
                                                                                  OVERSEAS      HIGH INCOME
                                                                                 PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------------------------------------

ASSETS
                                             Investments at market value       $   7,409,331   $   1,604,272
--------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $   7,409,331   $   1,604,272
==============================================================================================================

NET ASSETS
                                             Net Assets (Indefinite
                                             units authorized)
                                                Active Contract Owners             7,409,331       1,604,272
                                                Retired Contract Owners                 --              --
--------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                               $   7,409,331   $   1,604,272
==============================================================================================================

                                             Total units                             430,503         177,129
                                             Blended unit value (Net assets
                                             divided by total units held)      $       17.21   $        9.06

INVESTMENTS
                                             Cost of investments               $   6,941,887   $   1,577,562
                                             Unrealized appreciation
                                               (depreciation) on investments   $     467,444   $      26,710

                                             Number of shares in
                                               underlying mutual funds               478,021         233,518

Total Net Assets Represented by:
    Number of units outstanding:
        M&E Rate .0000                                                                   595              20
        M&E Rate .0029                                                                  --              --
        M&E Rate .0039                                                                  --              --
        M&E Rate .0095                                                                22,584          20,271
        M&E Rate .0105                                                                  --              --
        M&E Rate .0115                                                                  --              --
        M&E Rate .0125                                                               407,324         156,838
        Retired Payout

Unit Value (Net assets divided by
    units outstanding)
        M&E Rate .0000                                                         $       17.93   $        9.43
        M&E Rate .0029                                                         $        --
        M&E Rate .0039                                                         $        --
        M&E Rate .0095                                                         $       17.38   $        9.17
        M&E Rate .0105                                                         $        --     $        --
        M&E Rate .0115                                                         $        --     $        --
        M&E Rate .0125                                                         $       17.20   $        9.04
        Retired Payout                                                         $        --

                                          See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Net Assets

December 31, 2003

                                                                                             ACCOUNT DIVISION
                                                                              ----------------------------------------------

                                                                                FIDELITY VIP       DAVIS          STRONG
                                                                              INVESTMENT GRADE     VALUE        OPPORTUNITY
                                                                               BOND PORTFOLIO    PORTFOLIO        FUND II
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                             Investments at market value       $  13,925,160   $   5,054,698   $   7,653,704
-------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $  13,925,160   $   5,054,698   $   7,653,704
===============================================================================================================================

NET ASSETS
                                             Net Assets (Indefinite
                                             units authorized)
                                                Active Contract Owners            13,925,160       5,054,698       7,653,704
                                                Retired Contract Owners                 --              --              --
-------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                               $  13,925,160   $   5,054,698   $   7,653,704
===============================================================================================================================

                                             Total units                             921,950         486,125         298,172
                                             Blended unit value (Net assets
                                             divided by total units held)      $       15.10   $       10.40   $       25.67

INVESTMENTS
                                             Cost of investments               $  13,433,939   $   4,604,670   $   7,729,954
                                             Unrealized appreciation
                                               (depreciation) on investments   $     491,221   $     450,028   $     (76,250)

                                             Number of shares in
                                               underlying mutual funds             1,031,494         478,212         403,039

Total Net Assets Represented by:
    Number of units outstanding:
        M&E Rate .0000                                                                    17              17               7
        M&E Rate .0029                                                                  --              --              --
        M&E Rate .0039                                                                  --              --              --
        M&E Rate .0095                                                               156,734          31,038          12,669
        M&E Rate .0105                                                                  --              --              --
        M&E Rate .0115                                                                  --              --              --
        M&E Rate .0125                                                               765,199         455,070         285,496
        Retired Payout                                                                  --              --              --

Unit Value (Net assets divided by
    units outstanding)
        M&E Rate .0000                                                         $       15.72   $       10.91   $       26.69
        M&E Rate .0029                                                         $        --     $        --     $        --
        M&E Rate .0039                                                         $        --     $        --     $        --
        M&E Rate .0095                                                         $       15.19   $       10.57   $       25.81
        M&E Rate .0105                                                         $        --     $        --     $        --
        M&E Rate .0115                                                         $        --     $        --     $        --
        M&E Rate .0125                                                         $       15.09   $       10.39   $       25.66
        Retired Payout                                                         $        --     $        --     $        --

                                                                                             ACCOUNT DIVISION
                                                                              ----------------------------------------------
                                                                                  STRONG         J.P. MORGAN        RAINIER
                                                                                  MID CAP      U.S. DISCIPLINED  SMALL/MID CAP
                                                                                  GROWTH            EQUITY          EQUITY
                                                                                  FUND II         PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                             Investments at market value       $   6,393,457    $  11,186,150   $   7,452,915
-------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $   6,393,457    $  11,186,150   $   7,452,915
===============================================================================================================================

NET ASSETS
                                             Net Assets (Indefinite
                                             units authorized)
                                                Active Contract Owners             6,393,457       11,186,150       7,452,915
                                                Retired Contract Owners                 --               --              --
-------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                               $   6,393,457    $  11,186,150   $   7,452,915
===============================================================================================================================

                                             Total units                             443,966          915,270         247,172
                                             Blended unit value (Net assets
                                             divided by total units held)      $       14.40    $       12.22   $       30.15

INVESTMENTS
                                             Cost of investments               $   8,041,314    $  10,921,021   $   6,292,970
                                             Unrealized appreciation
                                               (depreciation) on investments   $  (1,647,857)   $     265,129   $   1,159,945

                                             Number of shares in
                                               underlying mutual funds               465,657          894,176         290,562

Total Net Assets Represented by:
    Number of units outstanding:
        M&E Rate .0000                                                                 3,479               12             374
        M&E Rate .0029                                                                  --               --              --
        M&E Rate .0039                                                                  --               --              --
        M&E Rate .0095                                                                16,205           55,608          16,316
        M&E Rate .0105                                                                     0             --              --
        M&E Rate .0115                                                                     0             --              --
        M&E Rate .0125                                                               424,282          859,650         230,482
        Retired Payout                                                                  --               --              --

Unit Value (Net assets divided by
    units outstanding)
        M&E Rate .0000                                                         $       15.02    $       12.73   $       31.39
        M&E Rate .0029                                                         $        --      $        --     $        --
        M&E Rate .0039                                                         $        --      $        --     $        --
        M&E Rate .0095                                                         $       14.49    $       12.35   $       30.41
        M&E Rate .0105                                                         $        --      $        --     $        --
        M&E Rate .0115                                                         $        --      $        --     $        --
        M&E Rate .0125                                                         $       14.39    $       12.21   $       30.13
        Retired Payout                                                         $        --      $        --     $        --

                                                                                             ACCOUNT DIVISION
                                                                              ----------------------------------------------
                                                                                  NEUBERGER
                                                                                   BERMAN         ALLIANCE          PUTNAM
                                                                                  GENESIS      PREMIER GROWTH      VT VISTA
                                                                                   FUND          PORTFOLIO           FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                             Investments at market value       $  12,198,374   $  14,613,342    $   4,985,464
-------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $  12,198,374   $  14,613,342    $   4,985,464
===============================================================================================================================

NET ASSETS
                                             Net Assets (Indefinite
                                             units authorized)
                                                Active Contract Owners            12,198,374      14,613,342        4,985,464
                                                Retired Contract Owners                 --              --               --
-------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                               $  12,198,374   $  14,613,342    $   4,985,464
===============================================================================================================================

                                             Total units                             513,797         676,885          431,300
                                             Blended unit value (Net assets
                                             divided by total units held)      $       23.74   $       21.59    $       11.56

INVESTMENTS
                                             Cost of investments               $   9,728,586   $  16,557,222    $   5,626,024
                                             Unrealized appreciation
                                               (depreciation) on investments   $   2,469,788   $  (1,943,880)   $    (640,560)

                                             Number of shares in
                                               underlying mutual funds               561,102         685,107          475,712

Total Net Assets Represented by:
    Number of units outstanding:
        M&E Rate .0000                                                                   470             486                8
        M&E Rate .0029                                                                  --              --               --
        M&E Rate .0039                                                                  --              --               --
        M&E Rate .0095                                                                40,775          29,050           26,032
        M&E Rate .0105                                                                  --              --               --
        M&E Rate .0115                                                                  --              --               --
        M&E Rate .0125                                                               472,552         647,349          405,260
        Retired Payout                                                                  --              --               --

Unit Value (Net assets divided by
    units outstanding)
        M&E Rate .0000                                                         $       24.74   $       22.49    $       12.04
        M&E Rate .0029                                                         $        --     $        --      $        --
        M&E Rate .0039                                                         $        --     $        --      $        --
        M&E Rate .0095                                                         $       23.79   $       21.69    $       11.67
        M&E Rate .0105                                                         $        --     $        --      $        --
        M&E Rate .0115                                                         $        --     $        --      $        --
        M&E Rate .0125                                                         $       23.74   $       21.58    $       11.55
        Retired Payout                                                         $        --     $        --      $        --

                                                                                             ACCOUNT DIVISION
                                                                              ----------------------------------------------
                                                                              CREDIT SUISSE
                                                                                 SMALL CO.                        ARIEL
                                                                                  GROWTH           ARIEL       APPRECIATION
                                                                                 PORTFOLIO         FUND            FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
                                             Investments at market value       $   4,036,006   $  17,025,456   $  26,317,706
-------------------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                   $   4,036,006   $  17,025,456   $  26,317,706
===============================================================================================================================

NET ASSETS
                                             Net Assets (Indefinite
                                             units authorized)
                                                Active Contract Owners             4,036,006      17,025,456      26,317,706
                                                Retired Contract Owners                 --              --              --
-------------------------------------------------------------------------------------------------------------------------------

TOTAL NET ASSETS                                                               $   4,036,006   $  17,025,456   $  26,317,706
===============================================================================================================================

                                             Total units                             236,965         376,980         612,277
                                             Blended unit value (Net assets
                                             divided by total units held)      $       17.03   $       45.16   $       42.98

INVESTMENTS
                                             Cost of investments               $   3,957,669   $  14,273,603   $  22,151,733
                                             Unrealized appreciation
                                               (depreciation) on investments   $      78,337   $   2,751,853   $   4,165,973

                                             Number of shares in
                                               underlying mutual funds               292,465         377,337         607,800

Total Net Assets Represented by:
    Number of units outstanding:
        M&E Rate .0000                                                                     8             434           1,599
        M&E Rate .0029                                                                  --              --              --
        M&E Rate .0039                                                                  --              --              --
        M&E Rate .0095                                                                 9,380          29,904          44,994
        M&E Rate .0105                                                                  --              --              --
        M&E Rate .0115                                                                  --              --              --
        M&E Rate .0125                                                               227,577         346,642         565,684
        Retired Payout                                                                  --              --

Unit Value (Net assets divided by
    units outstanding)
        M&E Rate .0000                                                         $       17.76   $       46.64   $       44.38
        M&E Rate .0029                                                         $        --     $        --     $        --
        M&E Rate .0039                                                         $        --     $        --     $        --
        M&E Rate .0095                                                         $       17.15   $       45.47   $       43.27
        M&E Rate .0105                                                         $        --     $        --     $        --
        M&E Rate .0115                                                         $        --     $        --     $        --
        M&E Rate .0125                                                         $       17.03   $       45.13   $       42.96
        Retired Payout                                                         $        --     $        --     $        --

                                          See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                            ACCOUNT DIVISION
                                                  ------------------------------------------------------------------
                                                                                                        HORACE MANN
                                                  HORACE MANN       HORACE MANN       HORACE MANN        SHORT-TERM
                                                    EQUITY            BALANCED           INCOME          INVESTMENT
                                                     FUND               FUND              FUND              FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Dividend income distribution                   $  3,265,278      $  5,103,778      $    492,037      $     42,034
--------------------------------------------------------------------------------------------------------------------
EXPENSES

   Mortality and expense risk charge (Note 1)       (3,168,635)       (3,009,354)         (239,966)          (43,485)
--------------------------------------------------------------------------------------------------------------------

   Net investment income                          $     96,643      $  2,094,424      $    252,071      $     (1,451)
====================================================================================================================


REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS

   Capital gain distribution                                --                --         1,098,384                89

   Net realized gain (loss) on investments          (7,258,911)       (3,337,578)          (10,541)          (17,205)

   Net unrealized appreciation
   (depreciation) on investments                    69,661,463        41,849,281          (211,717)           10,532
--------------------------------------------------------------------------------------------------------------------
   Net gain (loss) on investments                   62,402,552        38,511,703           876,126            (6,584)
--------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        $ 62,499,195      $ 40,606,127      $  1,128,197      $     (8,035)
====================================================================================================================

                                                                            ACCOUNT DIVISION
                                                  ------------------------------------------------------------------
                                                   HORACE MANN       HORACE MANN       HORACE MANN        WILSHIRE
                                                    SMALL CAP       INTERNATIONAL       SOCIALLY         5000 INDEX
                                                     GROWTH            EQUITY          RESPONSIBLE       PORTFOLIO-
                                                      FUND              FUND              FUND          INSTITUTIONAL
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Dividend income distribution                   $         --      $    252,542      $    858,215      $     99,740
--------------------------------------------------------------------------------------------------------------------
EXPENSES

   Mortality and expense risk charge (Note 1)         (499,026)         (332,718)         (756,798)         (178,864)
--------------------------------------------------------------------------------------------------------------------

   Net investment income                          $   (499,026)     $    (80,176)     $    101,417      $    (79,124)
====================================================================================================================


REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS

   Capital gain distribution                                --                --                --                --

   Net realized gain (loss) on investments          (1,956,885)      (12,322,283)         (503,428)         (419,136)

   Net unrealized appreciation
   (depreciation) on investments                    20,909,523        20,161,063        15,301,407         4,230,343
--------------------------------------------------------------------------------------------------------------------

   Net gain (loss) on investments                   18,952,638         7,838,780        14,797,979         3,811,207
--------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        $ 18,453,612      $  7,758,604      $ 14,899,396      $  3,732,083
====================================================================================================================

                                                                  ACCOUNT DIVISION
                                                --------------------------------------------------
                                                     WILSHIRE         WILSHIRE          WILSHIRE
                                                LARGE CO. GROWTH     5000 INDEX     LARGE CO. GROWTH
                                                   PORTFOLIO-        PORTFOLIO-        PORTFOLIO-
                                                  INSTITUTIONAL      INVESTMENT        INVESTMENT
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Dividend income distribution                   $     46,536      $     17,449      $         --
--------------------------------------------------------------------------------------------------
EXPENSES

   Mortality and expense risk charge (Note 1)         (203,944)          (42,960)          (60,741)
--------------------------------------------------------------------------------------------------

   Net investment income                          $   (157,408)     $    (25,511)     $    (60,741)
==================================================================================================


REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS

   Capital gain distribution                                --                --                --

   Net realized gain (loss) on investments            (452,380)          (35,690)          (86,408)

   Net unrealized appreciation
   (depreciation) on investments                     4,369,960         1,003,303         1,301,672
--------------------------------------------------------------------------------------------------

   Net gain (loss) on investments                    3,917,580           967,613         1,215,264
--------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                        $  3,760,172      $    942,102      $  1,154,523
==================================================================================================

                     See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                           ACCOUNT DIVISION
                                                  ------------------------------------------------------------------
                                                    WILSHIRE          WILSHIRE          WILSHIRE        T.ROWE PRICE
                                                 LARGE CO. VALUE   SMALL CO. VALUE  SMALL CO. GROWTH     SMALL-CAP
                                                   PORTFOLIO-        PORTFOLIO-        PORTFOLIO-        VALUE FUND
                                                   INVESTMENT        INVESTMENT        INVESTMENT      ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Dividend income distribution                   $     50,835      $      5,092      $         --      $    218,570
--------------------------------------------------------------------------------------------------------------------
EXPENSES

   Mortality and expense risk charge (Note 1)         (124,003)          (23,671)          (14,386)         (120,433)
--------------------------------------------------------------------------------------------------------------------

   Net investment income                          $    (73,168)     $    (18,579)     $    (14,386)     $     98,137
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

   Capital gain distribution                                --                --                --                --

   Net realized gain (loss) on investments             (95,080)           23,041             5,997           121,620

   Net unrealized appreciation
    (depreciation) on investments                    2,733,620           595,379           388,357         2,896,087
--------------------------------------------------------------------------------------------------------------------

   Net gain (loss) on investments                    2,638,540           618,420           394,354         3,017,707
--------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $  2,565,372      $    599,841      $    379,968      $  3,115,844
====================================================================================================================

                                                                           ACCOUNT DIVISION
                                                  ------------------------------------------------------------------
                                                  T.ROWE PRICE      FIDELITY VIP
                                                   SMALL-CAP          GROWTH &        FIDELITY VIP      FIDELITY VIP
                                                   STOCK FUND          INCOME           INDEX 500          MID CAP
                                                  ADVISOR CLASS       PORTFOLIO         PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Dividend income distribution                   $    158,342      $     45,882      $    215,072      $     33,592
--------------------------------------------------------------------------------------------------------------------
EXPENSES

   Mortality and expense risk charge (Note 1)         (101,045)          (64,883)         (242,167)         (172,175)
--------------------------------------------------------------------------------------------------------------------

   Net investment income                          $     57,297      $    (19,001)     $    (27,095)     $   (138,583)
====================================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

   Capital gain distribution                                --                --                --                --

   Net realized gain (loss) on investments             (25,818)          (54,345)         (197,535)           17,444

   Net unrealized appreciation
    (depreciation) on investments                    2,295,457         1,157,559         5,161,499         4,853,998
--------------------------------------------------------------------------------------------------------------------

   Net gain (loss) on investments                    2,269,639         1,103,214         4,963,964         4,871,442
--------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $  2,326,936      $  1,084,213      $  4,936,869      $  4,732,859
====================================================================================================================


                                                                 ACCOUNT DIVISION
                                                  ------------------------------------------------

                                                  FIDELITY VIP      FIDELITY VIP      FIDELITY VIP
                                                     GROWTH           OVERSEAS        HIGH INCOME
                                                    PORTFOLIO        PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Dividend income distribution                   $     19,197      $     21,358      $     53,381
--------------------------------------------------------------------------------------------------
EXPENSES

   Mortality and expense risk charge (Note 1)         (231,724)          (63,561)          (14,475)
--------------------------------------------------------------------------------------------------

   Net investment income                          $   (212,527)     $    (42,203)     $     38,906
==================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

   Capital gain distribution                                --                --                --

   Net realized gain (loss) on investments            (340,817)          135,372           163,579

   Net unrealized appreciation
    (depreciation) on investments                    5,786,980         1,932,064            52,877
--------------------------------------------------------------------------------------------------

   Net gain (loss) on investments                    5,446,163         2,067,436           216,456
--------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $  5,233,636      $  2,025,233      $    255,362
==================================================================================================

                     See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                           ACCOUNT DIVISION
                                                --------------------------------------------------------------------
                                                                                                           STRONG
                                                  FIDELITY VIP         DAVIS             STRONG            MID CAP
                                                INVESTMENT GRADE       VALUE           OPPORTUNITY         GROWTH
                                                 BOND PORTFOLIO      PORTFOLIO           FUND II           FUND II
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Dividend income distribution                   $    530,051      $     33,240      $      5,114      $         --
--------------------------------------------------------------------------------------------------------------------
EXPENSES

   Mortality and expense risk charge (Note 1)         (147,520)          (46,773)          (74,365)          (64,129)
--------------------------------------------------------------------------------------------------------------------

   Net investment income                          $    382,531      $    (13,533)     $    (69,251)     $    (64,129)
====================================================================================================================


REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS

   Capital gain distribution                                --                --                --                --

   Net realized gain (loss) on investments             127,087           (77,597)         (261,439)         (470,600)

   Net unrealized appreciation
   (depreciation) on investments                       (83,125)        1,104,169         2,209,576         1,955,222
--------------------------------------------------------------------------------------------------------------------

   Net gain (loss) on investments                       43,962         1,026,572         1,948,137         1,484,622
--------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $    426,493      $  1,013,039      $  1,878,886      $  1,420,493
====================================================================================================================

                                                                           ACCOUNT DIVISION
                                                --------------------------------------------------------------------
                                                  J.P. MORGAN          RAINIER          NEUBERGER         ALLIANCE
                                                U.S. DISCIPLINED    SMALL/MID CAP        BERMAN            PREMIER
                                                     EQUITY            EQUITY            GENESIS           GROWTH
                                                    PORTFOLIO         PORTFOLIO           FUND            PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Dividend income distribution                   $     60,547      $         --      $      5,476      $         --
--------------------------------------------------------------------------------------------------------------------
EXPENSES

   Mortality and expense risk charge (Note 1)         (105,422)          (66,140)         (114,192)         (143,774)
--------------------------------------------------------------------------------------------------------------------

   Net investment income                          $    (44,875)     $    (66,140)     $   (108,716)     $   (143,774)
====================================================================================================================


REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS

   Capital gain distribution                                --                --                --                --

   Net realized gain (loss) on investments            (107,144)          (96,295)           75,924          (312,634)

   Net unrealized appreciation
   (depreciation) on investments                     2,297,547         2,223,410         2,637,457         2,810,793
--------------------------------------------------------------------------------------------------------------------

   Net gain (loss) on investments                    2,190,403         2,127,115         2,713,381         2,498,159
--------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $  2,145,528      $  2,060,975      $  2,604,665      $  2,354,385
====================================================================================================================

                                                                           ACCOUNT DIVISION
                                                  ------------------------------------------------------------------
                                                                    CREDIT SUISSE
                                                     PUTNAM           SMALL CO.                             ARIEL
                                                    VT VISTA           GROWTH            ARIEL          APPRECIATION
                                                      FUND            PORTFOLIO           FUND              FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Dividend income distribution                   $         --      $         --      $         --      $         --
--------------------------------------------------------------------------------------------------------------------
EXPENSES

   Mortality and expense risk charge (Note 1)          (50,260)          (38,362)         (152,908)         (230,978)
--------------------------------------------------------------------------------------------------------------------

   Net investment income                          $    (50,260)     $    (38,362)     $   (152,908)     $   (230,978)
====================================================================================================================


REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS

   Capital gain distribution                                --                --                --                --

   Net realized gain (loss) on investments            (745,199)         (260,746)           17,394            17,820

   Net unrealized appreciation
   (depreciation) on investments                     1,921,413         1,518,466         3,352,619         5,587,455
--------------------------------------------------------------------------------------------------------------------

   Net gain (loss) on investments                    1,176,214         1,257,720         3,370,013         5,605,275
--------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       $  1,125,954      $  1,219,358      $  3,217,105      $  5,374,298
====================================================================================================================

                     See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For the Year Ended December 31, 2003

                                                                                             ACCOUNT DIVISION
                                                                             -------------------------------------------------

                                                                              HORACE MANN      HORACE MANN      HORACE MANN
                                                                                EQUITY           BALANCED          INCOME
                                                                                 FUND              FUND             FUND
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                         Net investment income               $      96,643    $   2,094,424    $     252,071
                                         Capital gain distribution                    --               --          1,098,384
                                         Net realized gain (loss)
                                          on investments                        (7,258,911)      (3,337,578)         (10,541)
                                         Net unrealized appreciation
                                             (depreciation) on investments      69,661,463       41,849,281         (211,717)

------------------------------------------------------------------------------------------------------------------------------
                                         Net increase (decrease)
                                             in net assets
                                             resulting from operations          62,499,195       40,606,127        1,128,197
==============================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                         Gross stipulated
                                              payments received                 17,122,054       12,955,992        2,464,021
                                         Sales and administrative
                                             expenses (Note 1)                      (4,458)          (3,150)            (558)
------------------------------------------------------------------------------------------------------------------------------

                                         Net consideration received
                                             on annuity contracts               17,117,596       12,952,842        2,463,463
                                         Net transfer from (to)
                                             fixed accumulation account         (6,145,697)      (5,600,267)         737,554
                                         Transfers from (to)
                                             other Divisions                    (4,568,686)      (2,975,818)          21,100
                                         Payments to contract owners           (19,121,620)     (15,774,125)      (2,864,369)
                                         Annual maintenance
                                             charge (Note 1)                      (336,497)        (228,023)         (19,722)
                                         Surrender charges (Note 1)                (33,531)         (22,751)         (11,258)
                                         Mortality guarantee adjustment             46,213           (3,296)             986
------------------------------------------------------------------------------------------------------------------------------

                                         Net increase (decrease) in net
                                            assets resulting from
                                             contract owners'
                                             transactions                      (13,042,222)     (11,651,438)         327,754
==============================================================================================================================

                                         TOTAL INCREASE (DECREASE)
                                            IN NET ASSETS                       49,456,973       28,954,689        1,455,951

Net Assets:
      Beginning of period                                                      248,513,755      233,026,361       18,280,156
------------------------------------------------------------------------------------------------------------------------------

      End of period                                                          $ 297,970,728    $ 261,981,050    $  19,736,107
==============================================================================================================================

                                                                                             ACCOUNT DIVISION
                                                                             -------------------------------------------------
                                                                                HORACE MANN    HORACE MANN      HORACE MANN
                                                                                SHORT-TERM      SMALL CAP      INTERNATIONAL
                                                                                INVESTMENT        GROWTH           EQUITY
                                                                                   FUND            FUND             FUND
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                         Net investment income               $      (1,451)   $    (499,026)   $     (80,176)
                                         Capital gain distribution                      89             --               --
                                         Net realized gain (loss)
                                          on investments                           (17,205)      (1,956,885)     (12,322,283)
                                         Net unrealized appreciation
                                             (depreciation) on investments          10,532       20,909,523       20,161,063

------------------------------------------------------------------------------------------------------------------------------
                                         Net increase (decrease)
                                             in net assets
                                             resulting from operations              (8,035)      18,453,612        7,758,604
==============================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                         Gross stipulated
                                              payments received                  1,558,236        5,235,459        4,147,414
                                         Sales and administrative
                                             expenses (Note 1)                        (168)          (1,604)          (1,121)
------------------------------------------------------------------------------------------------------------------------------

                                         Net consideration received
                                             on annuity contracts                1,558,068        5,233,855        4,146,293
                                         Net transfer from (to)
                                             fixed accumulation account            380,197         (592,974)        (789,439)
                                         Transfers from (to)
                                             other Divisions                       600,049         (225,940)        (674,729)
                                         Payments to contract owners            (1,868,524)      (2,800,843)      (1,813,151)
                                         Annual maintenance
                                             charge (Note 1)                        (2,071)         (65,019)         (28,932)
                                         Surrender charges (Note 1)                (15,809)         (19,482)         (18,023)
                                         Mortality guarantee adjustment               --               --               --
------------------------------------------------------------------------------------------------------------------------------

                                         Net increase (decrease) in net
                                            assets resulting from
                                             contract owners'
                                             transactions                          651,910        1,529,597          822,019
==============================================================================================================================

                                         TOTAL INCREASE (DECREASE)
                                            IN NET ASSETS                          643,875       19,983,209        8,580,623

Net Assets:
      Beginning of period                                                        3,996,016       31,966,277       24,251,930
------------------------------------------------------------------------------------------------------------------------------

      End of period                                                          $   4,639,891    $  51,949,486    $  32,832,553
==============================================================================================================================

                                                                                             ACCOUNT DIVISION
                                                                             -------------------------------------------------
                                                                              HORACE MANN       WILSHIRE         WILSHIRE
                                                                               SOCIALLY        5000 INDEX    LARGE CO. GROWTH
                                                                              RESPONSIBLE       PORTFOLIO-       PORTFOLIO-
                                                                                  FUND        INSTITUTIONAL    INSTITUTIONAL
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                         Net investment income               $     101,417    $     (79,124)   $    (157,408)
                                         Capital gain distribution                    --               --               --
                                         Net realized gain (loss)
                                          on investments                          (503,428)        (419,136)        (452,380)
                                         Net unrealized appreciation
                                             (depreciation) on investments      15,301,407        4,230,343        4,369,960

------------------------------------------------------------------------------------------------------------------------------
                                         Net increase (decrease)
                                             in net assets
                                             resulting from operations          14,899,396        3,732,083        3,760,172
==============================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                         Gross stipulated
                                              payments received                  6,341,049        1,755,865        2,324,832
                                         Sales and administrative
                                             expenses (Note 1)                      (1,368)            (374)            (792)
------------------------------------------------------------------------------------------------------------------------------

                                         Net consideration received
                                             on annuity contracts                6,339,681        1,755,491        2,324,040
                                         Net transfer from (to)
                                             fixed accumulation account         (1,934,727)        (190,073)        (176,870)
                                         Transfers from (to)
                                             other Divisions                      (663,894)         222,453          413,154
                                         Payments to contract owners            (4,273,325)        (969,184)      (1,118,332)
                                         Annual maintenance
                                             charge (Note 1)                      (165,719)         (16,513)         (20,844)
                                         Surrender charges (Note 1)                (31,622)          (4,301)          (4,384)
                                         Mortality guarantee adjustment               --               --               --
------------------------------------------------------------------------------------------------------------------------------

                                         Net increase (decrease) in net
                                            assets resulting from
                                             contract owners'
                                             transactions                         (729,606)         797,873        1,416,764
==============================================================================================================================

                                         TOTAL INCREASE (DECREASE)
                                            IN NET ASSETS                       14,169,790        4,529,956        5,176,936

Net Assets:
      Beginning of period                                                       56,208,002       12,683,893       14,140,344
------------------------------------------------------------------------------------------------------------------------------

      End of period                                                          $  70,377,792    $  17,213,849    $  19,317,280
==============================================================================================================================

                                                                                     ACCOUNT DIVISION
                                                                             --------------------------------
                                                                                 WILSHIRE        WILSHIRE
                                                                                5000 INDEX   LARGE CO. GROWTH
                                                                                PORTFOLIO       PORTFOLIO-
                                                                                INVESTMENT      INVESTMENT
-------------------------------------------------------------------------------------------------------------
OPERATIONS
                                         Net investment income               $     (25,511)   $     (60,741)
                                         Capital gain distribution                    --               --
                                         Net realized gain (loss)
                                          on investments                           (35,690)         (86,408)
                                         Net unrealized appreciation
                                             (depreciation) on investments       1,003,303        1,301,672

-------------------------------------------------------------------------------------------------------------
                                         Net increase (decrease)
                                             in net assets
                                             resulting from operations             942,102        1,154,523
=============================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                         Gross stipulated
                                              payments received                  1,163,131        1,674,727
                                         Sales and administrative
                                             expenses (Note 1)                         (92)            (292)
-------------------------------------------------------------------------------------------------------------

                                         Net consideration received
                                             on annuity contracts                1,163,039        1,674,435
                                         Net transfer from (to)
                                             fixed accumulation account            349,971          335,146
                                         Transfers from (to)
                                             other Divisions                         9,436           38,412
                                         Payments to contract owners              (126,609)        (261,462)
                                         Annual maintenance
                                             charge (Note 1)                       (19,993)         (22,248)
                                         Surrender charges (Note 1)                 (7,184)         (13,665)
                                         Mortality guarantee adjustment               --               --
-------------------------------------------------------------------------------------------------------------

                                         Net increase (decrease) in net
                                            assets resulting from
                                             contract owners'
                                             transactions                        1,368,660        1,750,618
=============================================================================================================

                                         TOTAL INCREASE (DECREASE)
                                            IN NET ASSETS                        2,310,762        2,905,141

Net Assets:
      Beginning of period                                                        2,585,613        3,737,803
-------------------------------------------------------------------------------------------------------------

      End of period                                                          $   4,896,375    $   6,642,944
=============================================================================================================

                                          See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For the Year Ended December 31, 2003

                                                                                             ACCOUNT DIVISION
                                                                             -------------------------------------------------
                                                                                WILSHIRE         WILSHIRE        WILSHIRE
                                                                                LARGE CO.        SMALL CO.       SMALL CO.
                                                                                  VALUE           VALUE           GROWTH
                                                                                PORTFOLIO-      PORTFOLIO-       PORTFOLIO-
                                                                                INVESTMENT      INVESTMENT       INVESTMENT
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                         Net investment income               $     (73,168)   $     (18,579)   $     (14,386)
                                         Capital gain distribution                    --               --               --
                                         Net realized gain (loss)
                                          on investments                           (95,080)          23,041            5,997
                                         Net unrealized appreciation
                                             (depreciation) on investments       2,733,620          595,379          388,357

------------------------------------------------------------------------------------------------------------------------------
                                         Net increase (decrease)
                                             in net assets
                                             resulting from operations           2,565,372          599,841          379,968
==============================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                         Gross stipulated
                                              payments received                  2,275,311          329,910          302,279
                                         Sales and administrative
                                             expenses (Note 1)                        (638)             (63)             (54)
------------------------------------------------------------------------------------------------------------------------------

                                         Net consideration received
                                             on annuity contracts                2,274,673          329,847          302,225
                                         Net transfer from (to)
                                             fixed accumulation account            424,035          (13,639)         114,920
                                         Transfers from (to)
                                             other Divisions                       511,262          (96,413)          25,563
                                         Payments to contract owners              (560,939)        (102,124)         (40,865)
                                         Annual maintenance
                                             charge (Note 1)                       (21,179)          (2,125)          (1,864)
                                         Surrender charges (Note 1)                (12,413)          (1,542)            (701)
                                         Mortality guarantee adjustment               --               --               --
------------------------------------------------------------------------------------------------------------------------------

                                         Net increase (decrease) in net
                                            assets resulting from
                                             contract owners'
                                             transactions                        2,615,439          114,004          399,278
==============================================================================================================================

                                         TOTAL INCREASE (DECREASE)
                                            IN NET ASSETS                        5,180,811          713,845          779,246

Net Assets:
      Beginning of period                                                        8,039,013        1,660,496          846,841
------------------------------------------------------------------------------------------------------------------------------

      End of period                                                          $  13,219,824    $   2,374,341    $   1,626,087
==============================================================================================================================

                                                                                             ACCOUNT DIVISION
                                                                             -------------------------------------------------
                                                                              T.ROWE PRICE    T.ROWE PRICE     FIDELITY VIP
                                                                               SMALL-CAP        SMALL-CAP        GROWTH &
                                                                               VALUE FUND      STOCK FUND         INCOME
                                                                              ADVISOR CLASS   ADVISOR CLASS      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                         Net investment income               $      98,137    $      57,297    $     (19,001)
                                         Capital gain distribution                    --               --               --
                                         Net realized gain (loss)
                                          on investments                           121,620          (25,818)         (54,345)
                                         Net unrealized appreciation
                                             (depreciation) on investments       2,896,087        2,295,457        1,157,559

------------------------------------------------------------------------------------------------------------------------------
                                         Net increase (decrease)
                                             in net assets
                                             resulting from operations           3,115,844        2,326,936        1,084,213
==============================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                         Gross stipulated
                                              payments received                  2,078,432        1,720,880        1,698,009
                                         Sales and administrative
                                             expenses (Note 1)                        (447)            (404)            (200)
------------------------------------------------------------------------------------------------------------------------------

                                         Net consideration received
                                             on annuity contracts                2,077,985        1,720,476        1,697,809
                                         Net transfer from (to)
                                             fixed accumulation account            441,180          301,809          375,992
                                         Transfers from (to)
                                             other Divisions                       417,552          284,098          502,385
                                         Payments to contract owners              (607,023)        (482,431)        (318,754)
                                         Annual maintenance
                                             charge (Note 1)                       (26,497)         (10,101)         (19,113)
                                         Surrender charges (Note 1)                (13,737)         (10,801)          (7,367)
                                         Mortality guarantee adjustment               --               --               --
------------------------------------------------------------------------------------------------------------------------------

                                         Net increase (decrease) in net
                                            assets resulting from
                                             contract owners'
                                             transactions                        2,289,460        1,803,050        2,230,952
==============================================================================================================================

                                         TOTAL INCREASE (DECREASE)
                                            IN NET ASSETS                        5,405,304        4,129,986        3,315,165

Net Assets:
      Beginning of period                                                        7,702,756        6,617,561        4,010,148
------------------------------------------------------------------------------------------------------------------------------

      End of period                                                          $  13,108,060    $  10,747,547    $   7,325,313
==============================================================================================================================

                                                                                             ACCOUNT DIVISION
                                                                             -------------------------------------------------
                                                                              FIDELITY VIP     FIDELITY VIP     FIDELITY VIP
                                                                                INDEX 500         MID CAP          GROWTH
                                                                                PORTFOLIO        PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                         Net investment income               $     (27,095)   $    (138,583)   $    (212,527)
                                         Capital gain distribution                    --               --               --
                                         Net realized gain (loss)
                                          on investments                          (197,535)          17,444         (340,817)
                                         Net unrealized appreciation
                                             (depreciation) on investments       5,161,499        4,853,998        5,786,980

------------------------------------------------------------------------------------------------------------------------------
                                         Net increase (decrease)
                                             in net assets
                                             resulting from operations           4,936,869        4,732,859        5,233,636
==============================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                         Gross stipulated
                                              payments received                  4,970,918        2,368,780        4,582,199
                                         Sales and administrative
                                             expenses (Note 1)                        (775)            (443)            (896)
------------------------------------------------------------------------------------------------------------------------------

                                         Net consideration received
                                             on annuity contracts                4,970,143        2,368,337        4,581,303
                                         Net transfer from (to)
                                             fixed accumulation account          1,283,209          359,215          787,436
                                         Transfers from (to)
                                             other Divisions                     1,203,140          506,175          749,529
                                         Payments to contract owners              (874,747)        (784,381)      (1,211,796)
                                         Annual maintenance
                                             charge (Note 1)                       (56,699)         (27,691)         (55,935)
                                         Surrender charges (Note 1)                (16,773)         (14,026)         (21,550)
                                         Mortality guarantee adjustment               --               --               --
------------------------------------------------------------------------------------------------------------------------------

                                         Net increase (decrease) in net
                                            assets resulting from
                                             contract owners'
                                             transactions                        6,508,273        2,407,629        4,828,987
==============================================================================================================================

                                         TOTAL INCREASE (DECREASE)
                                            IN NET ASSETS                       11,445,142        7,140,488       10,062,623

Net Assets:
      Beginning of period                                                       14,951,330       11,562,866       14,469,371
------------------------------------------------------------------------------------------------------------------------------

      End of period                                                          $  26,396,472    $  18,703,354    $  24,531,994
==============================================================================================================================

                                                                                     ACCOUNT DIVISION
                                                                             --------------------------------
                                                                              FIDELITY VIP     FIDELITY VIP
                                                                                OVERSEAS        HIGH INCOME
                                                                                PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------
OPERATIONS
                                         Net investment income               $     (42,203)   $      38,906
                                         Capital gain distribution                    --               --
                                         Net realized gain (loss)
                                          on investments                           135,372          163,579
                                         Net unrealized appreciation
                                             (depreciation) on investments       1,932,064           52,877

-------------------------------------------------------------------------------------------------------------
                                         Net increase (decrease)
                                             in net assets
                                             resulting from operations           2,025,233          255,362
=============================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                         Gross stipulated
                                              payments received                  1,376,743          509,821
                                         Sales and administrative
                                             expenses (Note 1)                        (218)             (18)
-------------------------------------------------------------------------------------------------------------

                                         Net consideration received
                                             on annuity contracts                1,376,525          509,803
                                         Net transfer from (to)
                                             fixed accumulation account            371,546          141,048
                                         Transfers from (to)
                                             other Divisions                       159,197          195,197
                                         Payments to contract owners              (262,804)        (141,518)
                                         Annual maintenance
                                             charge (Note 1)                        (9,652)          (1,188)
                                         Surrender charges (Note 1)                 (5,915)          (6,456)
                                         Mortality guarantee adjustment               --               --
-------------------------------------------------------------------------------------------------------------

                                         Net increase (decrease) in net
                                            assets resulting from
                                             contract owners'
                                             transactions                        1,628,897          696,886
=============================================================================================================

                                         TOTAL INCREASE (DECREASE)
                                            IN NET ASSETS                        3,654,130          952,248

Net Assets:
      Beginning of period                                                        3,755,201          652,024
-------------------------------------------------------------------------------------------------------------

      End of period                                                          $   7,409,331    $   1,604,272
=============================================================================================================

                                          See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For the Year Ended December 31, 2003

                                                                                             ACCOUNT DIVISION
                                                                             -------------------------------------------------
                                                                              FIDELITY VIP
                                                                               INVESTMENT         DAVIS           STRONG
                                                                               GRADE BOND         VALUE         OPPORTUNITY
                                                                               PORTFOLIO        PORTFOLIO         FUND II
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                         Net investment income               $     382,531    $     (13,533)   $     (69,251)
                                         Capital gain distribution                    --               --               --
                                         Net realized gain (loss)
                                          on investments                           127,087          (77,597)        (261,439)
                                         Net unrealized appreciation
                                             (depreciation) on investments         (83,125)       1,104,169        2,209,576

------------------------------------------------------------------------------------------------------------------------------
                                         Net increase (decrease)
                                             in net assets
                                             resulting from operations             426,493        1,013,039        1,878,886
==============================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                         Gross stipulated
                                              payments received                  2,362,674          889,605        1,200,894
                                         Sales and administrative
                                             expenses (Note 1)                        (421)             (37)            (223)
------------------------------------------------------------------------------------------------------------------------------

                                         Net consideration received
                                             on annuity contracts                2,362,253          889,568        1,200,671
                                         Net transfer from (to)
                                             fixed accumulation account          2,260,309          154,210          127,751
                                         Transfers from (to)
                                             other Divisions                       179,297          258,530          (57,069)
                                         Payments to contract owners            (1,130,266)        (372,276)        (307,185)
                                         Annual maintenance
                                             charge (Note 1)                       (13,880)          (5,979)          (6,789)
                                         Surrender charges (Note 1)                (21,115)          (4,046)          (6,542)
                                         Mortality guarantee adjustment               --               --               --
------------------------------------------------------------------------------------------------------------------------------

                                         Net increase (decrease) in net
                                            assets resulting from
                                             contract owners'
                                             transactions                        3,636,598          920,007          950,837
==============================================================================================================================

                                         TOTAL INCREASE (DECREASE)
                                            IN NET ASSETS                        4,063,091        1,933,046        2,829,723

Net Assets:
      Beginning of period                                                        9,862,069        3,121,652        4,823,981
------------------------------------------------------------------------------------------------------------------------------

      End of period                                                          $  13,925,160    $   5,054,698    $   7,653,704
==============================================================================================================================

                                                                                             ACCOUNT DIVISION
                                                                             -------------------------------------------------
                                                                                 STRONG       J.P. MORGAN          RAINIER
                                                                                 MID CAP    U.S. DISCIPLINED    SMALL/MID CAP
                                                                                 GROWTH          EQUITY             EQUITY
                                                                                 FUND II        PORTFOLIO          PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                         Net investment income               $     (64,129)   $     (44,875)   $     (66,140)
                                         Capital gain distribution                    --               --               --
                                         Net realized gain (loss)
                                          on investments                          (470,600)        (107,144)         (96,295)
                                         Net unrealized appreciation
                                             (depreciation) on investments       1,955,222        2,297,547        2,223,410

------------------------------------------------------------------------------------------------------------------------------
                                         Net increase (decrease)
                                             in net assets
                                             resulting from operations           1,420,493        2,145,528        2,060,975
==============================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                         Gross stipulated
                                              payments received                  1,221,883        2,327,345        1,194,075
                                         Sales and administrative
                                             expenses (Note 1)                        (209)            (425)            (234)
------------------------------------------------------------------------------------------------------------------------------

                                         Net consideration received
                                             on annuity contracts                1,221,674        2,326,920        1,193,841
                                         Net transfer from (to)
                                             fixed accumulation account             87,375          421,325          160,385
                                         Transfers from (to)
                                             other Divisions                       (44,397)         189,424          347,069
                                         Payments to contract owners              (313,412)        (515,595)        (345,068)
                                         Annual maintenance
                                             charge (Note 1)                        (3,657)         (29,364)          (9,268)
                                         Surrender charges (Note 1)                 (7,070)         (14,592)          (6,830)
                                         Mortality guarantee adjustment               --               --               --
------------------------------------------------------------------------------------------------------------------------------

                                         Net increase (decrease) in net
                                            assets resulting from
                                             contract owners'
                                             transactions                          940,513        2,378,118        1,340,129
==============================================================================================================================

                                         TOTAL INCREASE (DECREASE)
                                            IN NET ASSETS                        2,361,006        4,523,646        3,401,104

Net Assets:
      Beginning of period                                                        4,032,451        6,662,504        4,051,811
------------------------------------------------------------------------------------------------------------------------------

      End of period                                                          $   6,393,457    $  11,186,150    $   7,452,915
==============================================================================================================================

                                                                                             ACCOUNT DIVISION
                                                                             -------------------------------------------------
                                                                               NEUBERGER
                                                                                 BERMAN         ALLIANCE           PUTNAM
                                                                                 GENESIS     PREMIER GROWTH       VT VISTA
                                                                                   FUND         PORTFOLIO           FUND
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                         Net investment income               $    (108,716)   $    (143,774)   $     (50,260)
                                         Capital gain distribution                    --               --               --
                                         Net realized gain (loss)
                                          on investments                            75,924         (312,634)        (745,199)
                                         Net unrealized appreciation
                                             (depreciation) on investments       2,637,457        2,810,793        1,921,413

------------------------------------------------------------------------------------------------------------------------------
                                         Net increase (decrease)
                                             in net assets
                                             resulting from operations           2,604,665        2,354,385        1,125,954
==============================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                         Gross stipulated
                                              payments received                  2,044,490        2,976,902          867,679
                                         Sales and administrative
                                             expenses (Note 1)                        (313)            (646)            (145)
------------------------------------------------------------------------------------------------------------------------------

                                         Net consideration received
                                             on annuity contracts                2,044,177        2,976,256          867,534
                                         Net transfer from (to)
                                             fixed accumulation account            332,483          481,299          125,319
                                         Transfers from (to)
                                             other Divisions                       369,167          180,286         (154,890)
                                         Payments to contract owners              (617,913)        (597,037)        (267,081)
                                         Annual maintenance
                                             charge (Note 1)                       (16,189)         (21,393)          (3,305)
                                         Surrender charges (Note 1)                (17,884)         (14,570)          (4,956)
                                         Mortality guarantee adjustment               --               --               --
------------------------------------------------------------------------------------------------------------------------------

                                         Net increase (decrease) in net
                                            assets resulting from
                                             contract owners'
                                             transactions                        2,093,841        3,004,841          562,621
==============================================================================================================================

                                         TOTAL INCREASE (DECREASE)
                                            IN NET ASSETS                        4,698,506        5,359,226        1,688,575

Net Assets:
      Beginning of period                                                        7,499,868        9,254,116        3,296,889
------------------------------------------------------------------------------------------------------------------------------

      End of period                                                          $  12,198,374    $  14,613,342    $   4,985,464
==============================================================================================================================

                                                                                             ACCOUNT DIVISION
                                                                             -------------------------------------------------
                                                                             CREDIT SUISSE
                                                                                SMALL CO.                          ARIEL
                                                                                 GROWTH           ARIEL         APPRECIATION
                                                                                PORTFOLIO          FUND             FUND
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                         Net investment income               $     (38,362)   $    (152,908)   $    (230,978)
                                         Capital gain distribution                    --               --               --
                                         Net realized gain (loss)
                                          on investments                          (260,746)          17,394           17,820
                                         Net unrealized appreciation
                                             (depreciation) on investments       1,518,466        3,352,619        5,587,455

------------------------------------------------------------------------------------------------------------------------------
                                         Net increase (decrease)
                                             in net assets
                                             resulting from operations           1,219,358        3,217,105        5,374,298
==============================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                         Gross stipulated
                                              payments received                    570,203        3,368,552        5,352,242
                                         Sales and administrative
                                             expenses (Note 1)                        (134)            (747)            (948)
------------------------------------------------------------------------------------------------------------------------------

                                         Net consideration received
                                             on annuity contracts                  570,069        3,367,805        5,351,294
                                         Net transfer from (to)
                                             fixed accumulation account             44,318          910,364        1,431,007
                                         Transfers from (to)
                                             other Divisions                       (32,331)         945,264        1,517,127
                                         Payments to contract owners              (166,281)        (495,325)        (966,546)
                                         Annual maintenance
                                             charge (Note 1)                        (3,517)         (17,198)         (32,334)
                                         Surrender charges (Note 1)                 (3,321)         (13,279)         (23,620)
                                         Mortality guarantee adjustment               --               --               --
------------------------------------------------------------------------------------------------------------------------------

                                         Net increase (decrease) in net
                                            assets resulting from
                                             contract owners'
                                             transactions                          408,937        4,697,631        7,276,928
==============================================================================================================================

                                         TOTAL INCREASE (DECREASE)
                                            IN NET ASSETS                        1,628,295        7,914,736       12,651,226

Net Assets:
      Beginning of period                                                        2,407,711        9,110,720       13,666,480
------------------------------------------------------------------------------------------------------------------------------

      End of period                                                          $   4,036,006    $  17,025,456    $  26,317,706
==============================================================================================================================

                                          See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For the Year Ended December 31, 2002

                                                                                                ACCOUNT DIVISION
                                                                                 -------------------------------------------------

                                                                                   HORACE MANN     HORACE MANN       HORACE MANN
                                                                                     EQUITY          BALANCED          INCOME
                                                                                      FUND             FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                             Net investment income               $    (209,557)   $   4,000,378    $   1,148,773
                                             Capital gain distribution                    --               --              1,901
                                             Net realized gain (loss)
                                              on investments                       (12,279,623)      (6,039,002)         (49,766)
                                             Net unrealized appreciation
                                                 (depreciation) on investments     (55,543,573)     (24,306,808)          88,428

----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease)
                                                 in net assets
                                                 resulting from operations         (68,032,753)     (26,345,432)       1,189,336
==================================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                             Gross stipulated
                                                  payments received                 22,238,303       15,380,232        1,381,465
                                             Sales and administrative
                                                 expenses (Note 1)                      (6,064)          (4,150)            (333)
----------------------------------------------------------------------------------------------------------------------------------

                                             Net consideration received
                                                 on annuity contracts               22,232,239       15,376,082        1,381,132
                                             Net transfer from (to)
                                                 fixed accumulation account        (12,585,543)     (13,272,652)       1,958,835
                                             Transfers from (to)
                                                 other Divisions                   (10,436,768)      (5,836,884)       1,954,705
                                             Payments to contract owners           (24,232,921)     (19,163,431)      (1,554,636)
                                             Annual maintenance
                                                 charge (Note 1)                      (399,240)        (275,605)         (15,817)
                                             Surrender charges (Note 1)                (80,060)         (59,883)          (9,191)
                                             Mortality guarantee adjustment             13,453           (3,522)             592
----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease) in net
                                                assets resulting from
                                                 contract owners'
                                                 transactions                      (25,488,840)     (23,235,895)       3,715,620
==================================================================================================================================

                                             TOTAL INCREASE (DECREASE)
                                                IN NET ASSETS                      (93,521,593)     (49,581,327)       4,904,956

Net Assets:
      Beginning of period                                                          342,035,348      282,607,688       13,375,200
----------------------------------------------------------------------------------------------------------------------------------

      End of period                                                              $ 248,513,755    $ 233,026,361    $  18,280,156
==================================================================================================================================

                                                                                                ACCOUNT DIVISION
                                                                                 -------------------------------------------------

                                                                                  HORACE MANN       HORACE MANN     HORACE MANN
                                                                                   SHORT-TERM        SMALL CAP     INTERNATIONAL
                                                                                   INVESTMENT         GROWTH           EQUITY
                                                                                      FUND             FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                             Net investment income               $      19,744    $    (496,436)   $    (332,973)
                                             Capital gain distribution                      89             --               --
                                             Net realized gain (loss)
                                              on investments                           (30,884)      (3,060,292)      (1,447,214)
                                             Net unrealized appreciation
                                                 (depreciation) on investments          21,822      (17,808,960)      (5,043,957)

----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease)
                                                 in net assets
                                                 resulting from operations              10,771      (21,365,688)      (6,824,144)
==================================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                             Gross stipulated
                                                  payments received                    358,713        7,322,693        5,527,223
                                             Sales and administrative
                                                 expenses (Note 1)                         (30)          (2,520)          (1,747)
----------------------------------------------------------------------------------------------------------------------------------

                                             Net consideration received
                                                 on annuity contracts                  358,683        7,320,173        5,525,476
                                             Net transfer from (to)
                                                 fixed accumulation account          1,139,918       (1,507,947)        (965,808)
                                             Transfers from (to)
                                                 other Divisions                     1,582,226       (2,954,609)      (2,050,364)
                                             Payments to contract owners            (1,655,107)      (2,923,731)      (2,090,296)
                                             Annual maintenance
                                                 charge (Note 1)                        (1,632)         (46,452)         (36,452)
                                             Surrender charges (Note 1)                 (6,761)         (33,489)         (29,947)
                                             Mortality guarantee adjustment               --               --               --
----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease) in net
                                                assets resulting from
                                                 contract owners'
                                                 transactions                        1,417,327         (146,055)         352,609
==================================================================================================================================

                                             TOTAL INCREASE (DECREASE)
                                                IN NET ASSETS                        1,428,098      (21,511,743)      (6,471,535)

Net Assets:
      Beginning of period                                                            2,568,007       53,478,020       30,723,465
----------------------------------------------------------------------------------------------------------------------------------

      End of period                                                              $   3,996,105    $  31,966,277    $  24,251,930
==================================================================================================================================

                                                                                                ACCOUNT DIVISION
                                                                                 -------------------------------------------------
                                                                                  HORACE MANN        WILSHIRE        WILSHIRE
                                                                                    SOCIALLY        5000 INDEX    LARGE CO. GROWTH
                                                                                   RESPONSIBLE       PORTFOLIO-       PORTFOLIO-
                                                                                      FUND         INSTITUTIONAL    INSTITUTIONAL
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                             Net investment income               $      47,879    $     (45,945)   $    (119,133)
                                             Capital gain distribution                    --               --               --
                                             Net realized gain (loss)
                                              on investments                        (1,086,452)        (852,510)      (1,140,066)
                                             Net unrealized appreciation
                                                 (depreciation) on investments      (9,168,759)      (2,788,348)      (2,913,237)

----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease)
                                                 in net assets
                                                 resulting from operations         (10,207,332)      (3,686,803)      (4,172,436)
==================================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                             Gross stipulated
                                                  payments received                  8,127,421        2,290,047        3,089,938
                                             Sales and administrative
                                                 expenses (Note 1)                      (1,923)            (551)          (1,002)
----------------------------------------------------------------------------------------------------------------------------------

                                             Net consideration received
                                                 on annuity contracts                8,125,498        2,289,496        3,088,936
                                             Net transfer from (to)
                                                 fixed accumulation account         (3,231,818)        (637,896)        (691,432)
                                             Transfers from (to)
                                                 other Divisions                    (2,083,780)          48,107         (416,828)
                                             Payments to contract owners            (4,229,733)      (1,226,081)      (1,553,684)
                                             Annual maintenance
                                                 charge (Note 1)                      (190,228)         (19,031)         (22,303)
                                             Surrender charges (Note 1)                (57,793)          (8,488)         (12,415)
                                             Mortality guarantee adjustment               --               --               --
----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease) in net
                                                assets resulting from
                                                 contract owners'
                                                 transactions                       (1,667,854)         446,107          392,274
==================================================================================================================================

                                             TOTAL INCREASE (DECREASE)
                                                IN NET ASSETS                      (11,875,186)      (3,240,696)      (3,780,162)

Net Assets:
      Beginning of period                                                           68,083,188       15,924,589       17,920,506
----------------------------------------------------------------------------------------------------------------------------------

      End of period                                                              $  56,208,002    $  12,683,893    $  14,140,344
==================================================================================================================================

                                                                                       ACCOUNT DIVISION
                                                                                 --------------------------------
                                                                                   WILSHIRE          WILSHIRE
                                                                                  5000 INDEX     LARGE CO. GROWTH
                                                                                   PORTFOLIO        PORTFOLIO-
                                                                                   INVESTMENT       INVESTMENT
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
                                             Net investment income               $      (9,153)   $     (34,271)
                                             Capital gain distribution                    --               --
                                             Net realized gain (loss)
                                              on investments                           (88,713)        (127,721)
                                             Net unrealized appreciation
                                                 (depreciation) on investments        (489,793)        (734,537)

-----------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease)
                                                 in net assets
                                                 resulting from operations            (587,659)        (896,529)
=================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                             Gross stipulated
                                                  payments received                    923,761        1,412,439
                                             Sales and administrative
                                                 expenses (Note 1)                         (90)            (280)
-----------------------------------------------------------------------------------------------------------------

                                             Net consideration received
                                                 on annuity contracts                  923,671        1,412,159
                                             Net transfer from (to)
                                                 fixed accumulation account            411,689          427,249
                                             Transfers from (to)
                                                 other Divisions                       (21,351)        (100,032)
                                             Payments to contract owners               (63,597)         (79,510)
                                             Annual maintenance
                                                 charge (Note 1)                       (15,624)         (23,863)
                                             Surrender charges (Note 1)                 (3,964)          (5,561)
                                             Mortality guarantee adjustment               --               --
-----------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease) in net
                                                assets resulting from
                                                 contract owners'
                                                 transactions                        1,230,824        1,630,442
=================================================================================================================

                                             TOTAL INCREASE (DECREASE)
                                                IN NET ASSETS                          643,165          733,913

Net Assets:
      Beginning of period                                                            1,942,448        3,003,890
-----------------------------------------------------------------------------------------------------------------

      End of period                                                              $   2,585,613    $   3,737,803
=================================================================================================================

                                          See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For the Year Ended December 31, 2002

                                                                                                ACCOUNT DIVISION
                                                                                 -------------------------------------------------
                                                                                   WILSHIRE         WILSHIRE          WILSHIRE
                                                                                LARGE CO. VALUE  SMALL CO. VALUE  SMALL CO. GROWTH
                                                                                   PORTFOLIO-       PORTFOLIO-        PORTFOLIO-
                                                                                   INVESTMENT       INVESTMENT        INVESTMENT
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                             Net investment income               $      31,162    $       8,685    $      (8,609)
                                             Capital gain distribution                    --               --               --
                                             Net realized gain (loss)
                                              on investments                           (68,946)          41,256          (13,832)
                                             Net unrealized appreciation
                                                 (depreciation) on investments      (1,540,605)        (265,278)        (116,151)

----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease)
                                                 in net assets
                                                 resulting from operations          (1,578,389)        (215,337)        (138,592)
==================================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                             Gross stipulated
                                                  payments received                  2,317,061          361,697          273,428
                                             Sales and administrative
                                                 expenses (Note 1)                        (590)            (141)             (43)
----------------------------------------------------------------------------------------------------------------------------------

                                             Net consideration received
                                                 on annuity contracts                2,316,471          361,556          273,385
                                             Net transfer from (to)
                                                 fixed accumulation account          1,073,319          (74,921)         176,094
                                             Transfers from (to)
                                                 other Divisions                     1,122,930          436,127          158,873
                                             Payments to contract owners              (411,602)        (122,430)         (48,678)
                                             Annual maintenance
                                                 charge (Note 1)                       (22,203)          (1,781)            (900)
                                             Surrender charges (Note 1)                 (7,936)          (1,312)          (1,829)
                                             Mortality guarantee adjustment               --               --               --
----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease) in net
                                                assets resulting from
                                                 contract owners'
                                                 transactions                        4,070,979          597,239          556,945
==================================================================================================================================

                                             TOTAL INCREASE (DECREASE)
                                                IN NET ASSETS                        2,492,590          381,902          418,353

Net Assets:
      Beginning of period                                                            5,546,423        1,278,594          428,488
----------------------------------------------------------------------------------------------------------------------------------

      End of period                                                              $   8,039,013    $   1,660,496    $     846,841
==================================================================================================================================

                                                                                                ACCOUNT DIVISION
                                                                                 -------------------------------------------------
                                                                                  T.ROWE PRICE      T.ROWE PRICE   FIDELITY VIP
                                                                                    SMALL-CAP        SMALL-CAP       GROWTH &
                                                                                   VALUE FUND       STOCK FUND        INCOME
                                                                                 ADVISOR CLASS     ADVISOR CLASS     PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                             Net investment income               $     (28,426)   $     (73,500)   $      (1,357)
                                             Capital gain distribution                  61,830           69,430             --
                                             Net realized gain (loss)
                                              on investments                            41,926          (40,757)        (104,691)
                                             Net unrealized appreciation
                                                 (depreciation) on investments        (549,154)      (1,037,797)        (603,029)

----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease)
                                                 in net assets
                                                 resulting from operations            (473,824)      (1,082,624)        (709,077)
==================================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                             Gross stipulated
                                                  payments received                  1,940,155        1,720,660        1,115,986
                                             Sales and administrative
                                                 expenses (Note 1)                        (423)            (411)            (209)
----------------------------------------------------------------------------------------------------------------------------------

                                             Net consideration received
                                                 on annuity contracts                1,939,732        1,720,249        1,115,777
                                             Net transfer from (to)
                                                 fixed accumulation account            171,569          545,256          501,599
                                             Transfers from (to)
                                                 other Divisions                     2,568,873          964,405          253,205
                                             Payments to contract owners              (332,652)        (324,794)        (285,310)
                                             Annual maintenance
                                                 charge (Note 1)                       (14,098)          (8,803)         (13,889)
                                             Surrender charges (Note 1)                 (3,814)          (5,929)          (4,295)
                                             Mortality guarantee adjustment               --               --               --
----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease) in net
                                                assets resulting from
                                                 contract owners'
                                                 transactions                        4,329,610        2,890,384        1,567,087
==================================================================================================================================

                                             TOTAL INCREASE (DECREASE)
                                                IN NET ASSETS                        3,855,786        1,807,760          858,010

Net Assets:
      Beginning of period                                                            3,846,970        4,809,801        3,152,138
----------------------------------------------------------------------------------------------------------------------------------

      End of period                                                              $   7,702,756    $   6,617,561    $   4,010,148
==================================================================================================================================

                                                                                                ACCOUNT DIVISION
                                                                                 -------------------------------------------------

                                                                                  FIDELITY VIP    FIDELITY VIP     FIDELITY VIP
                                                                                   INDEX 500         MID CAP          GROWTH
                                                                                   PORTFOLIO        PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                             Net investment income               $     (34,981)   $     (49,103)   $    (161,699)
                                             Capital gain distribution                    --               --               --
                                             Net realized gain (loss)
                                              on investments                          (202,998)         (21,221)        (482,835)
                                             Net unrealized appreciation
                                                 (depreciation) on investments      (3,408,323)      (1,312,777)      (4,935,524)

----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease)
                                                 in net assets
                                                 resulting from operations          (3,646,302)      (1,383,101)      (5,580,058)
==================================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                             Gross stipulated
                                                  payments received                  4,287,377        2,424,745        4,874,081
                                             Sales and administrative
                                                 expenses (Note 1)                      (1,069)            (742)          (1,311)
----------------------------------------------------------------------------------------------------------------------------------

                                             Net consideration received
                                                 on annuity contracts                4,286,308        2,424,003        4,872,770
                                             Net transfer from (to)
                                                 fixed accumulation account          1,996,483          461,294        1,288,591
                                             Transfers from (to)
                                                 other Divisions                     1,220,580          340,780          700,367
                                             Payments to contract owners              (954,278)        (899,501)      (1,013,350)
                                             Annual maintenance
                                                 charge (Note 1)                       (41,534)         (25,814)         (34,904)
                                             Surrender charges (Note 1)                (15,115)         (11,007)         (20,559)
                                             Mortality guarantee adjustment               --               --               --
----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease) in net
                                                assets resulting from
                                                 contract owners'
                                                 transactions                        6,492,444        2,289,755        5,792,915
==================================================================================================================================

                                             TOTAL INCREASE (DECREASE)
                                                IN NET ASSETS                        2,846,142          906,654          212,857

Net Assets:
      Beginning of period                                                           12,105,188       10,656,212       14,256,514
----------------------------------------------------------------------------------------------------------------------------------

      End of period                                                              $  14,951,330    $  11,562,866    $  14,469,371
==================================================================================================================================

                                                                                         ACCOUNT DIVISION
                                                                                 --------------------------------

                                                                                 FIDELITY VIP     FIDELITY VIP
                                                                                   OVERSEAS        HIGH INCOME
                                                                                   PORTFOLIO        PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
                                             Net investment income               $     (20,084)   $      39,378
                                             Capital gain distribution                    --               --
                                             Net realized gain (loss)
                                              on investments                          (133,723)         (71,117)
                                             Net unrealized appreciation
                                                 (depreciation) on investments        (753,815)          48,514

-----------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease)
                                                 in net assets
                                                 resulting from operations            (907,622)          16,775
=================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                             Gross stipulated
                                                  payments received                  1,210,442          128,420
                                             Sales and administrative
                                                 expenses (Note 1)                        (232)            (134)
-----------------------------------------------------------------------------------------------------------------

                                             Net consideration received
                                                 on annuity contracts                1,210,210          128,286
                                             Net transfer from (to)
                                                 fixed accumulation account            351,547           41,638
                                             Transfers from (to)
                                                 other Divisions                        72,422           85,591
                                             Payments to contract owners              (211,810)         (25,467)
                                             Annual maintenance
                                                 charge (Note 1)                        (6,429)            (808)
                                             Surrender charges (Note 1)                 (4,809)            (208)
                                             Mortality guarantee adjustment               --               --
-----------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease) in net
                                                assets resulting from
                                                 contract owners'
                                                 transactions                        1,411,131          229,032
=================================================================================================================

                                             TOTAL INCREASE (DECREASE)
                                                IN NET ASSETS                          503,509          245,807

Net Assets:
      Beginning of period                                                            3,251,692          406,217
-----------------------------------------------------------------------------------------------------------------

      End of period                                                              $   3,755,201    $     652,024
=================================================================================================================

                                          See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Statements of Changes in Net Assets

For the Year Ended December 31, 2002

                                                                                                ACCOUNT DIVISION
                                                                                 -------------------------------------------------
                                                                                  FIDELITY VIP
                                                                                   INVESTMENT         DAVIS           STRONG
                                                                                   GRADE BOND         VALUE         OPPORTUNITY
                                                                                   PORTFOLIO        PORTFOLIO         FUND II
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                             Net investment income               $      88,701    $     (15,388)   $      66,229
                                             Capital gain distribution                    --               --               --
                                             Net realized gain (loss)
                                              on investments                            35,502         (155,207)        (184,943)
                                             Net unrealized appreciation
                                                 (depreciation) on investments         495,723         (478,115)      (1,509,079)

----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease)
                                                 in net assets
                                                 resulting from operations             619,926         (648,710)      (1,627,793)
==================================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                             Gross stipulated
                                                  payments received                  1,379,076          568,403        1,260,650
                                             Sales and administrative
                                                 expenses (Note 1)                        (257)             (44)            (355)
----------------------------------------------------------------------------------------------------------------------------------

                                             Net consideration received
                                                 on annuity contracts                1,378,819          568,359        1,260,295
                                             Net transfer from (to)
                                                 fixed accumulation account          2,258,884           40,618          598,442
                                             Transfers from (to)
                                                 other Divisions                     2,149,229           51,582          361,020
                                             Payments to contract owners              (326,159)        (150,841)        (214,824)
                                             Annual maintenance
                                                 charge (Note 1)                        (9,662)          (5,524)          (4,806)
                                             Surrender charges (Note 1)                 (6,056)          (3,871)          (4,472)
                                             Mortality guarantee adjustment               --               --               --
----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease) in net
                                                assets resulting from
                                                 contract owners'
                                                 transactions                        5,445,055          500,323        1,995,655
==================================================================================================================================

                                             TOTAL INCREASE (DECREASE)
                                                IN NET ASSETS                        6,064,981         (148,387)         367,862

Net Assets:
      Beginning of period                                                            3,797,088        3,270,039        4,456,119
----------------------------------------------------------------------------------------------------------------------------------

      End of period                                                              $   9,862,069    $   3,121,652    $   4,823,981
==================================================================================================================================

                                                                                                ACCOUNT DIVISION
                                                                                 -------------------------------------------------
                                                                                    STRONG        J.P. MORGAN        RAINIER
                                                                                    MID CAP     U.S. DISCIPLINED   SMALL/MID CAP
                                                                                    GROWTH           EQUITY           EQUITY
                                                                                    FUND II         PORTFOLIO        PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                             Net investment income               $     (53,753)   $     (72,931)   $     (48,942)
                                             Capital gain distribution                    --               --               --
                                             Net realized gain (loss)
                                              on investments                          (581,358)        (180,739)        (144,194)
                                             Net unrealized appreciation
                                                 (depreciation) on investments      (1,557,264)      (1,590,102)        (782,866)

----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease)
                                                 in net assets
                                                 resulting from operations          (2,192,375)      (1,843,772)        (976,002)
==================================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                             Gross stipulated
                                                  payments received                  1,394,975        2,255,605        1,203,366
                                             Sales and administrative
                                                 expenses (Note 1)                        (310)            (497)            (220)
----------------------------------------------------------------------------------------------------------------------------------

                                             Net consideration received
                                                 on annuity contracts                1,394,665        2,255,108        1,203,146
                                             Net transfer from (to)
                                                 fixed accumulation account            299,385          875,977          230,860
                                             Transfers from (to)
                                                 other Divisions                       (32,370)         195,341          249,290
                                             Payments to contract owners              (347,076)        (384,642)        (226,639)
                                             Annual maintenance
                                                 charge (Note 1)                        (2,282)         (19,699)          (4,687)
                                             Surrender charges (Note 1)                 (6,114)          (8,576)          (3,035)
                                             Mortality guarantee adjustment               --               --               --
----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease) in net
                                                assets resulting from
                                                 contract owners'
                                                 transactions                        1,306,208        2,913,509        1,448,935
==================================================================================================================================

                                             TOTAL INCREASE (DECREASE)
                                                IN NET ASSETS                         (886,167)       1,069,737          472,933

Net Assets:
      Beginning of period                                                            4,918,618        5,592,767        3,578,878
----------------------------------------------------------------------------------------------------------------------------------

      End of period                                                              $   4,032,451    $   6,662,504    $   4,051,811
==================================================================================================================================

                                                                                                ACCOUNT DIVISION
                                                                                 -------------------------------------------------
                                                                                   NEUBERGER
                                                                                    BERMAN           ALLIANCE         PUTNAM
                                                                                    GENESIS       PREMIER GROWTH     VT VISTA
                                                                                      FUND          PORTFOLIO          FUND
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                             Net investment income               $     (50,690)   $    (114,301)   $     (45,949)
                                             Capital gain distribution                    --               --               --
                                             Net realized gain (loss)
                                              on investments                            27,220         (412,381)        (675,539)
                                             Net unrealized appreciation
                                                 (depreciation) on investments        (443,254)      (3,070,201)        (749,596)

----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease)
                                                 in net assets
                                                 resulting from operations            (466,724)      (3,596,883)      (1,471,084)
==================================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                             Gross stipulated
                                                  payments received                  1,964,890        2,949,323          948,457
                                             Sales and administrative
                                                 expenses (Note 1)                        (359)            (681)            (199)
----------------------------------------------------------------------------------------------------------------------------------

                                             Net consideration received
                                                 on annuity contracts                1,964,531        2,948,642          948,258
                                             Net transfer from (to)
                                                 fixed accumulation account            883,643          886,790          145,494
                                             Transfers from (to)
                                                 other Divisions                     1,205,467          361,396         (263,295)
                                             Payments to contract owners              (433,961)        (586,645)        (239,899)
                                             Annual maintenance
                                                 charge (Note 1)                       (14,763)         (18,862)          (2,544)
                                             Surrender charges (Note 1)                 (7,084)         (10,530)          (4,762)
                                             Mortality guarantee adjustment               --               --               --
----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease) in net
                                                assets resulting from
                                                 contract owners'
                                                 transactions                        3,597,833        3,580,791          583,252
==================================================================================================================================

                                             TOTAL INCREASE (DECREASE)
                                                IN NET ASSETS                        3,131,109          (16,092)        (887,832)

Net Assets:
      Beginning of period                                                            4,368,759        9,270,208        4,184,721
----------------------------------------------------------------------------------------------------------------------------------

      End of period                                                              $   7,499,868    $   9,254,116    $   3,296,889
==================================================================================================================================

                                                                                                ACCOUNT DIVISION
                                                                                 -------------------------------------------------
                                                                                 CREDIT SUISSE
                                                                                   SMALL CO.                          ARIEL
                                                                                    GROWTH           ARIEL         APPRECIATION
                                                                                   PORTFOLIO          FUND             FUND
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
                                             Net investment income               $     (32,641)   $      54,807    $     (72,262)
                                             Capital gain distribution                    --               --               --
                                             Net realized gain (loss)
                                              on investments                          (324,047)           5,045          (23,618)
                                             Net unrealized appreciation
                                                 (depreciation) on investments        (800,540)        (755,149)      (1,644,749)

----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease)
                                                 in net assets
                                                 resulting from operations          (1,157,228)        (695,297)      (1,740,629)
==================================================================================================================================

CONTRACT OWNERS' TRANSACTIONS
                                             Gross stipulated
                                                  payments received                    630,798        2,840,006        4,666,223
                                             Sales and administrative
                                                 expenses (Note 1)                        (172)            (546)            (800)
----------------------------------------------------------------------------------------------------------------------------------

                                             Net consideration received
                                                 on annuity contracts                  630,626        2,839,460        4,665,423
                                             Net transfer from (to)
                                                 fixed accumulation account            144,958        1,650,246        1,932,968
                                             Transfers from (to)
                                                 other Divisions                        26,033        3,049,064        4,970,141
                                             Payments to contract owners              (157,736)        (211,987)        (488,455)
                                             Annual maintenance
                                                 charge (Note 1)                        (2,400)         (13,725)         (14,015)
                                             Surrender charges (Note 1)                 (2,825)          (5,624)          (9,509)
                                             Mortality guarantee adjustment               --               --               --
----------------------------------------------------------------------------------------------------------------------------------

                                             Net increase (decrease) in net
                                                assets resulting from
                                                 contract owners'
                                                 transactions                          638,656        7,307,434       11,056,553
==================================================================================================================================

                                             TOTAL INCREASE (DECREASE)
                                                IN NET ASSETS                         (518,572)       6,612,137        9,315,924

Net Assets:
      Beginning of period                                                            2,926,283        2,498,583        4,350,556
----------------------------------------------------------------------------------------------------------------------------------

      End of period                                                              $   2,407,711    $   9,110,720    $  13,666,480
==================================================================================================================================

                                          See notes to the financial statements.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements

December 31, 2003

1. NATURE OF SEPARATE ACCOUNT - Horace Mann Life Insurance Company Separate Account ("the Account"), registered as a unit investment trust under the Investment Company Act of 1940, is used to fund variable annuity contracts. All assets are invested in shares of the Horace Mann Equity Fund, Horace Mann Balanced Fund, Horace Mann Income Fund, Horace Mann Short-Term Investment Fund, Horace Mann Small Cap Growth Fund, Horace Mann International Equity Fund, Horace Mann Socially Responsible Fund, Wilshire 5000 Index Portfolio-Institutional, Wilshire Large Co. Growth Portfolio-Institutional, Wilshire 5000 Index Portfolio-Investment, Wilshire Large Co. Growth Portfolio-Investment, Wilshire Large Co. Value Portfolio-Investment, Wilshire Small Co. Value Portfolio-Investment, Wilshire Small Co. Growth Portfolio-Investment, T.Rowe Price Small-Cap Value Fund-Advisor Class, T.Rowe Price Small-Cap Stock Fund-Advisor Class, Fidelity VIP Growth & Income Portfolio, Fidelity VIP Index 500 Portfolio, Fidelity VIP Mid Cap Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Overseas Portfolio, Fidelity VIP High Income Portfolio, Fidelity VIP Investment Grade Bond Portfolio, Davis Value Portfolio, Strong Opportunity Fund II, Strong Mid Cap Growth Fund II, J.P. Morgan U.S. Disciplined Equity Portfolio, Rainier Small/Mid Cap Equity Portfolio, Neuberger Berman Genesis Fund, Alliance Premier Growth Portfolio, Putnam VT Vista Fund, Credit Suisse Small Co. Growth Portfolio, Ariel Fund and Ariel Appreciation Fund. The funds collectively are referred to as the "Funds".

Certain specified amounts, as described in the annuity contracts, are paid to Horace Mann Life Insurance Company ("HMLIC") to cover death benefits, surrender charges, sales and administrative expenses and maintenance charges.

An annual contract maintenance charge of $25 is deducted from each contract unless the contract value equals or exceeds $10,000 to reimburse HMLIC for expenses incurred in administering the contract. The contract maintenance charge is assessed on the contract anniversary date. This charge may be reduced or eliminated on certain individual contracts and on some group plans. The annual maintenance charge is paid through a redemption of units and is deducted from the subaccount containing the greatest dollar amount or from the fixed portion of the contract when none of the variable subaccount(s) have any value. Charges for the annual maintenance charge cease on the maturity date. No annual maintenance charge is taken, in whole or in part, in the event of a complete surrender unless the surrender occurs on the contract anniversary date.

HMLIC deducts a daily mortality and expense risk charge from the Separate Account for the assumption of mortality and expense risks. The fee for the mortality and expense risk may not exceed the annual rate of 1.25% of the daily net assets of the Separate Account (0.45% for mortality risk, and 0.80% for expense risk).

In certain circumstances in the event of a contract being surrendered or withdrawn from the subaccount, surrender charges are assessed by HMLIC and withheld from the proceeds of the withdrawals on the basis of the amount surrendered or withdrawn from the subaccount(s).


2. SIGNIFICANT ACCOUNTING POLICIES - Investments in the Fund are reported at market value using the accumulated unit value method (AUV).

The Account owns approximately 82%, 97%, 95%, 96%, 91%, 92%, and 95% of the Horace Mann Equity Fund, Horace Mann Balanced Fund, Horace Mann Income Fund, Horace Mann Short-Term Investment Fund, Horace Mann Small Cap Growth Fund, Horace Mann International Equity Fund, and Horace Mann Socially Responsible Fund, respectively. Distributions from the funds are recorded on the ex-dividend date. Realized gains and losses are determined on the basis of average cost of shares owned by the Account.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.


3. FEDERAL INCOME TAXES - Investment income of the Account is included in the tax return of HMLIC; however, no tax accrues on income attributable to tax-deferred annuities which comprise the majority of the Account contracts. Income attributable to non tax-deferred annuities is not significant.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements

December 31, 2003

4. PURCHASE AND SALES OF SEPARATE ACCOUNT FUND SHARES -- During the year ended December 31, 2003, purchases and proceeds from sales of fund shares were as follows:

                                                                ACCOUNT DIVISION
------------------------------------------------------------------------------------------------------------------------------------
                                                                   HORACE MANN       HORACE MANN       HORACE MANN       HORACE MANN
               HORACE MANN       HORACE MANN      HORACE MANN       SHORT-TERM        SMALL CAP       INTERNATIONAL        SOCIALLY
                 EQUITY           BALANCED          INCOME          INVESTMENT          GROWTH            EQUITY         RESPONSIBLE
                  FUND              FUND             FUND              FUND              FUND              FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases     $23,536,061        $21,171,131       $8,379,920      $49,331,653        $7,520,613       $28,004,412        $8,399,032
------------------------------------------------------------------------------------------------------------------------------------

Sales         $43,740,550        $34,065,724       $6,712,252      $48,698,310        $8,446,927       $39,584,852        $9,530,649
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                        WILSHIRE         WILSHIRE
                WILSHIRE          WILSHIRE         WILSHIRE         WILSHIRE           WILSHIRE         SMALL CO.        SMALL CO.
               5000 INDEX    LARGE CO. GROWTH     5000 INDEX    LARGE CO. GROWTH   LARGE CO. VALUE        VALUE           GROWTH
               PORTFOLIO-        PORTFOLIO-       PORTFOLIO-       PORTFOLIO-         PORTFOLIO-        PORTFOLIO-       PORTFOLIO-
             INSTITUTIONAL     INSTITUTIONAL      INVESTMENT       INVESTMENT         INVESTMENT        INVESTMENT       INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------

Purchases      $2,691,097        $3,287,647       $1,691,050       $2,286,010         $3,855,234         $513,880          $577,548
------------------------------------------------------------------------------------------------------------------------------------

Sales          $2,391,484        $2,480,671        $383,590         $682,541          $1,408,043         $395,415          $186,659
------------------------------------------------------------------------------------------------------------------------------------

             T.ROWE PRICE      T.ROWE PRICE      FIDELITY VIP
               SMALL-CAP         SMALL-CAP         GROWTH &       FIDELITY VIP       FIDELITY VIP      FIDELITY VIP     FIDELITY VIP
               VALUE FUND        STOCK FUND         INCOME         INDEX 500           MID CAP            GROWTH          OVERSEAS
             ADVISOR CLASS     ADVISOR CLASS       PORTFOLIO       PORTFOLIO          PORTFOLIO          PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

Purchases      $3,886,740        $2,981,087       $2,886,920       $8,753,227        $4,206,020         $7,097,803      $24,786,135
------------------------------------------------------------------------------------------------------------------------------------

Sales          $1,377,522        $1,146,559        $729,314        $2,469,584        $1,919,530         $2,822,160      $23,064,070
------------------------------------------------------------------------------------------------------------------------------------

                                FIDELITY VIP                                           STRONG        J.P. MORGAN          RAINIER
            FIDELITY VIP         INVESTMENT          DAVIS           STRONG            MID CAP     U.S. DISCIPLINED    SMALL/MID CAP
             HIGH INCOME            GRADE            VALUE         OPPORTUNITY          GROWTH           EQUITY            EQUITY
              PORTFOLIO        BOND PORTFOLIO      PORTFOLIO         FUND II           FUND II         PORTFOLIO         PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

Purchases    $18,181,264         $8,323,087       $1,577,588        $1,970,421       $1,741,567        $3,374,170        $2,109,330
------------------------------------------------------------------------------------------------------------------------------------

Sales        $17,281,893         $4,176,871        $748,710         $1,350,274       $1,335,783        $1,148,071         $931,636
------------------------------------------------------------------------------------------------------------------------------------

              NEUBERGER           ALLIANCE                        CREDIT SUISSE
               BERMAN              PREMIER          PUTNAM          SMALL CO.                            ARIEL
               GENESIS             GROWTH          VT VISTA           GROWTH           ARIEL          APPRECIATION
                FUND              PORTFOLIO          FUND           PORTFOLIO           FUND             FUND
-------------------------------------------------------------------------------------------------------------------

Purchases     $3,368,548         $4,404,261       $1,518,972         $876,585       $6,122,753         $9,399,244
-------------------------------------------------------------------------------------------------------------------

Sales         $1,307,500         $1,855,827       $1,751,811         $766,756       $1,560,636         $2,335,474
-------------------------------------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements (Continued)

December 31, 2003

5. CHANGE IN CONTRACT OWNERS' ACCOUNT UNITS

                                                                  ACCOUNT DIVISION
                    ----------------------------------------------------------------------------------------------------------------
                                                              HORACE MANN   HORACE MANN    HORACE MANN    HORACE MANN     WILSHIRE
                    HORACE MANN   HORACE MANN   HORACE MANN    SHORT-TERM    SMALL CAP    INTERNATIONAL     SOCIALLY     5000 INDEX
                       EQUITY       BALANCED       INCOME      INVESTMENT     GROWTH         EQUITY       RESPONSIBLE    PORTFOLIO-
                        FUND          FUND          FUND          FUND         FUND           FUND            FUND     INSTITUTIONAL
------------------------------------------------------------------------------------------------------------------------------------
Account units
 outstanding
 at 01/01/2002      17,361,722    16,254,478       936,292      237,129      4,399,005       2,935,800     4,970,814      1,735,539

Consideration
 received            1,302,272       966,149        96,682       33,300        830,287         606,353       657,464        292,175

Net transfers       (1,390,181)   (1,211,533)      263,551      250,600       (526,062)       (340,822)     (463,650)       (91,671)
Payments to
 contract owners    (1,424,044)   (1,204,342)     (108,615)    (153,669)      (341,805)       (230,831)     (361,358)      (162,372)
------------------------------------------------------------------------------------------------------------------------------------


Account units
 outstanding
 at 12/31/2002      15,849,769    14,804,752     1,187,910      367,360      4,361,425       2,970,500     4,803,270      1,773,671

Consideration
 received            1,017,821       772,670       156,071      143,382        625,079         477,659       500,488        224,582

Net transfers         (641,690)     (523,364)       48,650       90,246       (145,840)       (162,031)     (210,901)         1,826
Payments to
 contract owners    (1,150,010)     (959,387)     (181,926)    (173,608)      (332,881)       (213,213)     (352,799)      (126,323)


Account units
 outstanding
 at 12/31/2003      15,075,890    14,094,671     1,210,705      427,380      4,507,783       3,072,915     4,740,058      1,873,756
------------------------------------------------------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

                                                                   ACCOUNT DIVISION
------------------------------------------------------------------------------------------------------------------------------------
                      WILSHIRE        WILSHIRE       WILSHIRE          WILSHIRE         WILSHIRE         WILSHIRE      T.ROWE PRICE
                  LARGE CO. GROWTH   5000 INDEX  LARGE CO. GROWTH  LARGE CO. VALUE  SMALL CO. VALUE  SMALL CO. GROWTH    SMALL-CAP
                     PORTFOLIO-      PORTFOLIO-     PORTFOLIO-        PORTFOLIO-       PORTFOLIO-       PORTFOLIO-       VALUE FUND
                   INSTITUTIONAL     INVESTMENT     INVESTMENT        INVESTMENT       INVESTMENT       INVESTMENT     ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
Account units
 outstanding
 at 01/01/2002        587,742          213,861         99,528          266,320           80,507           28,130          151,942

Consideration
 received             119,722          121,141         55,475          125,678           23,460           19,628           77,767

Net transfers         (47,487)          41,083          9,844          103,987           19,123           21,379           98,412
Payments to
 contract owners      (61,202)         (10,204)        (4,562)         (23,794)          (8,021)          (3,785)         (13,626)
------------------------------------------------------------------------------------------------------------------------------------


Account units
 outstanding
 at 12/31/2002        598,775          365,881        160,285          472,191          115,069           65,352          314,495

Consideration
 received              89,932          149,372         67,273          122,475           20,820           20,693           75,915

Net transfers           7,968           45,216         12,095           49,228           (7,101)           9,582           30,221
Payments to
 contract owners      (43,834)         (19,456)       (11,635)         (32,235)          (6,706)          (2,903)         (22,986)


Account units
 outstanding
 at 12/31/2003        652,841          541,013        228,018          611,659          122,082           92,724          397,645
------------------------------------------------------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

                             ACCOUNT DIVISION
---------------------------------------------------
                      T.ROWE PRICE     FIDELITY VIP
                        SMALL-CAP        GROWTH &
                        STOCK FUND        INCOME
                      ADVISOR CLASS     PORTFOLIO
---------------------------------------------------
Account units
 outstanding
 at 01/01/2002           172,268         230,640

Consideration
 received                 69,064          94,617

Net transfers             53,156          59,196
Payments to
 contract owners         (14,095)        (27,240)
---------------------------------------------------


Account units
 outstanding
 at 12/31/2002           280,393         357,213

Consideration
 received                 66,253         135,865

Net transfers             21,993          69,877
Payments to
 contract owners         (19,566)        (27,926)


Account units
 outstanding
 at 12/31/2003           349,073         535,029
---------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements (Continued)

December 31, 2003

5. CHANGE IN CONTRACT OWNERS' ACCOUNT UNITS

                                                                      ACCOUNT DIVISION
                    ----------------------------------------------------------------------------------------------------------------
                                                                                               FIDELITY VIP
                    FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP   FIDELITY VIP    INVESTMENT     DAVIS        STRONG
                     INDEX 500        MID CAP        GROWTH        OVERSEAS     HIGH INCOME     GRADE BOND     VALUE     OPPORTUNITY
                     PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO     FUND II
------------------------------------------------------------------------------------------------------------------------------------
Account units
 outstanding
 at 01/01/2002        93,943         551,984        404,152         209,742       57,319        283,612       333,527       169,801

Consideration
 received             39,334         136,245        173,441          88,934       18,760         97,903        67,310        57,944

Net transfers         27,746          35,366         56,964          25,978       17,998        323,647         2,439        37,319
Payments to
 contract owners      (9,479)        (49,579)       (38,614)        (16,304)      (3,909)       (28,022)      (18,356)      (10,699)
------------------------------------------------------------------------------------------------------------------------------------


Account units
 outstanding
 at 12/31/02         151,544         674,016        595,943         308,350       90,168        677,140       384,920       254,365

Consideration
 received             45,758         125,394        168,451         101,376       61,559        158,973        99,129        55,567

Net transfers         22,868          43,177         54,370          41,032       43,795        167,158        46,330         3,305
Payments to
 contract owners      (8,735)        (44,313)       (47,120)        (20,255)     (18,393)       (81,321)      (44,254)      (15,065)


Account units
 outstanding
 at 12/31/03         211,435         798,274        771,644         430,503      177,129        921,950       486,125       298,172
------------------------------------------------------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

                                                                      ACCOUNT DIVISION
------------------------------------------------------------------------------------------------------------------------------------
                                   J.P.
                    STRONG      MORGAN U.S.     RAINIER      NEUBERGER    ALLIANCE              CREDIT SUISSE
                    MID CAP    DISCIPLINED   SMALL/MID CAP    BERMAN      PREMIER     PUTNAM      SMALL CO.                ARIEL
                    GROWTH        EQUITY        EQUITY        GENESIS      GROWTH    VT VISTA      GROWTH       ARIEL   APPRECIATION
                    FUND II     PORTFOLIO      PORTFOLIO       FUND      PORTFOLIO     FUND       PORTFOLIO     FUND        FUND
------------------------------------------------------------------------------------------------------------------------------------
Account units
 outstanding
 at 01/01/2002      279,260      431,258        135,479       228,309     357,364     326,406      165,082     65,549     115,976

Consideration
 received           105,854      209,815         52,135       104,699     143,629      92,343       46,697     75,619     131,015

Net transfers        12,539       88,619         17,517       101,766      50,069     (17,716)       8,621    120,401     179,074
Payments to
 contract owners    (26,384)     (39,625)       (10,965)      (24,843)    (28,672)    (25,806)     (12,951)    (6,373)    (14,625)
------------------------------------------------------------------------------------------------------------------------------------


Account units
 outstanding
 at 12/31/02        371,269      690,067        194,166       409,931     522,390     375,227      207,449    255,196     411,440

Consideration
 received            99,582      220,557         48,469       101,603     153,674      86,380       41,327     86,812     146,696

Net transfers          (858)      57,774         19,126        34,815      33,701      (2,946)         770     48,451      81,660
Payments to
 contract owners    (26,027)     (53,128)       (14,589)      (32,552)    (32,880)    (27,361)     (12,581)   (13,479)    (27,519)


Account units
 outstanding
 at 12/31/03        443,966      915,270        247,172       513,797     676,885     431,300      236,965    376,980     612,277
------------------------------------------------------------------------------------------------------------------------------------

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements

December 31, 2003

6. FINANCIAL HIGHLIGHTS

                                                                                          Expense as a   Investment
                                                            Unit              Net         % of Average     Income        Total
           Account Division                  Units          Value            Assets        Net Assets*      Ratio       Return**
------------------------------------------------------------------------------------------------------------------------------------
Horace Mann Equity Fund                   15,075,890   $19.63 to $20.58   $297,970,728    0.00% to 1.25%    1.20%   25.97% to 27.59%
Horace Mann Balanced Fund                 14,094,671    17.02 to 19.38    $261,981,050    0.00% to 1.25%     2.06   17.22% to 19.56%
Horace Mann Income Fund                    1,210,705    12.26 to 17.01      19,736,107    0.00% to 1.25%     2.59   (1.37%) to 7.32%
Horace Mann Short-Term Investment Fund       427,380    10.85 to 11.31       4,639,891    0.00% to 1.25%     0.97   (0.18%) to 1.07%
Horace Mann Small Cap Fund                 4,507,783    11.52 to 12.02      51,949,486    0.00% to 1.25%        -   57.16% to 59.21%
Horace Mann International Equity Fund      3,072,915    10.68 to 11.14      32,832,553    0.00% to 1.25%     0.88   30.88% to 32.46%
Horace Mann Socially Responsible Fund      4,740,058    14.85 to 15.48      70,377,792    0.00% to 1.25%     1.36   26.92% to 28.46%
Wilshire 5000 Index Portfolio
  Institutional                            1,873,756     9.18 to 9.58       17,213,849    0.00% to 1.25%     0.67   28.39% to 30.16%
Wilshire Large Co. Growth Portfolio
  Institutional                              652,842    29.59 to 30.86      19,317,280    0.00% to 1.25%     0.28   25.33% to 26.89%
Wilshire 5000 Index Portfolio
  Investment                                 541,013     9.03 to 9.45        4,896,375    0.00% to 1.25%     0.47   27.90% to 29.45%
Wilshire Large Co. Growth Portfolio
  Investment                                 228,018    29.11 to 30.34       6,642,944    0.00% to 1.25%        -   24.88% to 26.31%
Wilshire Large Co. Value Portfolio
  Investment                                 611,659    21.60 to 22.51      13,219,824    0.00% to 1.25%     0.48   26.91% to 28.41%
Wilshire Small Co. Value Portfolio
  Investment                                 122,082    19.44 to 20.26       2,374,341    0.00% to 1.25%     0.25   34.72% to 36.43%
Wilshire Small Co. Growth Portfolio
  Investment                                  92,724    17.47 to 18.68       1,626,087    0.00% to 1.25%        -   35.32% to 37.05%
T.Rowe Price Small-Cap Value Fund
  Advisor Class                              397,645    32.94 to 34.32      13,108,060    0.00% to 1.25%     2.10   34.56% to 36.19%
T.Rowe Small-Cap Stock Fund Advisor
  Class                                      349,073    30.78 to 32.09      10,747,547    0.00% to 1.25%     1.82   30.42% to 32.06%
Fidelity VIP Growth & Income Portfolio       535,029    13.68 to 14.25       7,325,313    0.00% to 1.25%     0.81   21.93% to 23.38%
Fidelity VIP Index 500 Portfolio             211,435   124.96 to 130.28     26,396,472    0.00% to 1.25%     1.04   26.53% to 28.09%
Fidelity VIP Mid Cap Portfolio               798,274    23.42 to 24.41      18,703,354    0.00% to 1.25%     0.22   36.56% to 38.30%
Fidelity VIP Growth Portfolio                771,644    31.78 to 33.13      24,531,994    0.00% to 1.25%     0.10   30.89% to 32.52%
Fidelity VIP Overseas Portfolio              430,503    17.20 to 17.93       7,409,331    0.00% to 1.25%     0.38   41.33% to 42.98%
Fidelity VIP High Income Portfolio           177,129     9.04 to 9.43        1,604,272    0.00% to 1.25%     4.73   25.03% to 26.75%
Fidelity VIP Investment Grade Bond
  Portfolio                                  921,950    15.09 to 15.72      13,925,160    0.00% to 1.25%     4.46    3.64% to 4.94%
Davis Value Portfolio                        486,125    10.39 to 10.91       5,054,698    0.00% to 1.25%     0.81   28.27% to 29.88%
Strong Opportunity Fund II                   298,172    25.66 to 26.69       7,653,704    0.00% to 1.25%     0.08   35.34% to 36.94%
Strong Mid Cap Growth Fund II                443,966    14.39 to 15.02       6,393,457    0.00% to 1.25%        -   32.50% to 34.23%
J.P. Morgan U.S. Disciplined Equity
  Portfolio                                  915,270    12.21 to 12.73      11,186,150    0.00% to 1.25%     0.68   26.53% to 28.07%
Rainier Small/Mid Cap Equity Portfolio       247,172    30.13 to 31.39       7,452,915    0.00% to 1.25%        -   44.44% to 46.20%
Neuberger Berman Genesis Fund                513,797    23.74 to 24.74      12,198,374    0.00% to 1.25%     0.06   29.73% to 31.39%
Alliance Premier Growth Portfolio            676,885    21.58 to 22.49      14,613,342    0.00% to 1.25%        -   21.85% to 23.37%
Putnam VT Vista Fund                         431,300    11.55 to 12.04       4,985,464    0.00% to 1.25%        -   28.36% to 32.01%
Credit Suisse Small Co. Growth
  Portfolio                                  236,965    17.03 to 17.76       4,036,006    0.00% to 1.25%        -   46.81% to 48.62%
Ariel Fund                                   376,980    45.13 to 46.64      17,025,456    0.00% to 1.25%        -   26.45% to 28.13%
Ariel Appreciation Fund                      612,277    42.96 to 44.38      26,317,706    0.00% to 1.25%        -   29.40% to 30.95%

* These ratios represent the annualized contract expenses of the active contract owners of the separate account, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements

December 31, 2002

6. FINANCIAL HIGHLIGHTS

                                                                                       Expense as a   Investment
                                                        Unit              Net          % of Average    Income          Total
             Account Division            Units          Value            Assets         Net Assets*     Ratio         Return**
------------------------------------------------------------------------------------------------------------------------------------
Horace Mann Equity Fund               15,849,770   $15.56 to $16.13   $248,513,755    0.00% to 1.25%    1.12%   (20.49%) to (19.43%)
Horace Mann Balanced Fund             14,804,752    14.52 to 16.21    $233,026,361    0.00% to 1.25%     2.79   (11.14%) to (8.31%)
Horace Mann Income Fund                1,187,910    12.43 to 15.85      18,280,156    0.00% to 1.25%     8.45      1.06% to 8.93%
Horace Mann Short-Term Investment
  Fund                                   367,360    10.87 to 11.19       3,996,016    0.00% to 1.25%     1.93      0.46% to 1.63%
Horace Mann Small Cap Fund             4,361,425     7.33 to 7.55       31,966,277    0.00% to 1.25%        -   (39.72%) to (38.97%)
Horace Mann International Equity
  Fund                                 2,970,500     8.16 to 8.41       24,251,930    0.00% to 1.25%     0.04   (21.99%) to (20.96%)
Horace Mann Socially Responsible
  Fund                                 4,803,270    11.70 to 12.05      56,208,002    0.00% to 1.25%     1.34   (14.60%) to (13.50%)
Wilshire 5000 Index Portfolio
  Institutional                        1,773,671     7.15 to 7.36       12,683,893    0.00% to 1.25%     0.92   (22.03%) to (21.11%)
Wilshire Large Co. Growth Portfolio
  Institutional                          598,775    23.61 to 24.32      14,140,344    0.00% to 1.25%     0.48   (22.56%) to (21.57%)
Wilshire 5000 Index Portfolio
  Investment                             365,881     7.06 to 7.30        2,585,613    0.00% to 1.25%     0.82   (22.16%) to (21.34%)
Wilshire Large Co. Growth Portfolio
  Investment                             160,285    23.31 to 24.02       3,737,803    0.00% to 1.25%     0.20   (22.74%) to (21.73%)
Wilshire Large Co. Value Portfolio
  Investment                             472,191    17.02 to 17.53       8,039,013    0.00% to 1.25%     1.75   (18.25%) to (17.19%)
Wilshire Small Co. Value Portfolio
  Investment                             115,069    14.43 to 14.85       1,660,496    0.00% to 1.25%     1.95    (9.13%) to (7.99%)
Wilshire Small Co. Growth Portfolio
  Investment                              65,352    12.91 to 13.63         846,841    0.00% to 1.25%        -   (15.01%) to (13.95%)
T.Rowe Price Small-Cap Value Fund
  Advisor Class                          314,495    24.48 to 25.20       7,702,756    0.00% to 1.25%     0.83    (3.24%) to (2.02%)
T.Rowe Small-Cap Stock Fund Advisor
  Class                                  280,393    23.60 to 24.30       6,617,561    0.00% to 1.25%        -   (15.47%) to (14.38%)
Fidelity VIP Growth & Income
  Portfolio                              357,213    11.22 to 11.55       4,010,148    0.00% to 1.25%     1.16   (17.86%) to (16.85%)
Fidelity VIP Index 500 Portfolio         151,544   98.76 to 101.71      14,951,330    0.00% to 1.25%     0.99   (23.43%) to (22.44%)
Fidelity VIP Mid Cap Portfolio           674,016    17.15 to 17.65      11,562,866    0.00% to 1.25%     0.81   (11.14%) to (10.04%)
Fidelity VIP Growth Portfolio            595,943    24.28 to 25.00      14,469,371    0.00% to 1.25%     0.13   (31.16%) to (30.28%)
Fidelity VIP Overseas Portfolio          308,350    12.17 to 12.54       3,755,201    0.00% to 1.25%     0.72   (21.48%) to (20.43%)
Fidelity VIP High Income Portfolio        90,168     7.23 to 7.44          652,024    0.00% to 1.25%     8.63      2.12% to 3.33%
Fidelity VIP Investment Grade Bond
  Portfolio                              677,140    14.56 to 14.98       9,862,069    0.00% to 1.25%     2.47     8.74% to 10.07%
Davis Value Portfolio                    384,920     8.10 to 8.40        3,121,652    0.00% to 1.25%     0.77   (17.35%) to (16.33%)
Strong Opportunity Fund II               254,365    18.96 to 19.49       4,823,981    0.00% to 1.25%     2.72   (27.74%) to (26.76%)
Strong Mid Cap Growth Fund II            371,269    10.86 to 11.19       4,032,451    0.00% to 1.25%        -   (38.33%) to (37.56%)
J.P. Morgan U.S. Disciplined Equity
  Portfolio                              690,067     9.65 to 9.94        6,662,504    0.00% to 1.25%     0.05   (25.60%) to (24.58%)
Rainier Small/Mid Cap Equity
  Portfolio                              194,166    20.86 to 21.47       4,051,811    0.00% to 1.25%        -   (21.01%) to (20.01%)
Neuberger Berman Genesis Fund            409,931    18.30 to 18.83       7,499,868    0.00% to 1.25%     0.44    (4.39%) to (3.24%)
Alliance Premier Growth Portfolio        522,390    17.71 to 18.23       9,254,116    0.00% to 1.25%        -   (31.73%) to (30.87%)
Putnam VT Vista Fund                     375,227     8.78 to 9.38        3,296,889    0.00% to 1.25%        -   (31.51%) to (28.01%)
Credit Suisse Small Co. Growth
  Portfolio                              207,449    11.60 to 11.95       2,407,711    0.00% to 1.25%        -   (34.57%) to (33.68%)
Ariel Fund                               255,196    35.69 to 36.40       9,110,720    0.00% to 1.25%     2.27    (6.35%) to (5.26%)
Ariel Appreciation Fund                  411,440    33.20 to 33.89      13,666,480    0.00% to 1.25%     0.56   (11.49%) to (10.34%)

* These ratios represent the annualized contract expenses of the active contract owners of the separate account, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

HORACE MANN LIFE INSURANCE COMPANY                            2003 ANNUAL REPORT
SEPARATE ACCOUNT

Notes to the Financial Statements

December 31, 2001

6. FINANCIAL HIGHLIGHTS

                                                                                       Expense as a  Investment
                                                         Unit              Net         % of Average    Income          Total
           Account Division                Units         Value            Assets        Net Assets*     Ratio         Return**
------------------------------------------------------------------------------------------------------------------------------------
Horace Mann Equity Fund                 17,361,722  $19.57 to $20.02   $342,035,348   0.00% to 1.25%    1.00%    (5.43%) to (4.21%)
Horace Mann Balanced Fund               16,254,478   16.34 to 17.68    $282,607,688   0.00% to 1.25%     3.74     (2.85%) to 1.43%
Horace Mann Income Fund                    936,292   12.30 to 14.55      13,375,200   0.00% to 1.25%     9.74    (0.73) % to 9.15%
Horace Mann Short-Term Investment Fund     237,129   10.82 to 11.01       2,568,007   0.00% to 1.25%     4.07      3.84% to 5.56%
Horace Mann Small Cap Fund               4,399,005   12.16 to 12.37      53,478,020   0.00% to 1.25%        -   (30.67%) to (29.80%)
Horace Mann International Equity Fund    2,935,800   10.46 to10.64       30,723,465   0.00% to 1.25%        -   (27.31%) to (26.37%)
Horace Mann Socially Responsible Fund    4,970,814   13.70 to 13.93      68,083,188   0.00% to 1.25%     2.44    (8.42%) to (7.26%)
Wilshire 5000 Index Portfolio
  Institutional                          1,735,539    9.17 to 9.33       15,924,589   0.00% to 1.25%     0.78   (12.42%) to (11.23%)
Wilshire Large Co. Growth Portfolio
  Institutional                            587,742   30.49 to 31.01      17,920,506   0.00% to 1.25%        -   (17.37%) to (16.32%)
Wilshire 5000 Index Portfolio
  Investment                               213,861    9.07 to 9.28        1,942,448   0.00% to 1.25%     0.80   (12.62%) to (11.45%)
Wilshire Large Co. Growth Portfolio
  Investment                                99,528   30.17 to 30.69       3,003,890   0.00% to 1.25%        -   (17.64%) to (16.60%)
Wilshire Large Co. Value Portfolio
  Investment                               266,320   20.82 to 21.17       5,546,423   0.00% to 1.25%     2.57    (2.44%) to (1.21%)
Wilshire Small Co. Value Portfolio
  Investment                                80,507   15.88 to 16.14       1,278,594   0.00% to 1.25%     1.79     15.91% to 17.21%
Wilshire Small Co. Growth Portfolio
  Investment                                28,130  15.19 to 1 5.84         428,488   0.00% to 1.25%        -    (4.28%) to (3.06%)
T.Rowe Price Small-Cap Value Fund
  Advisor Class                            151,942   25.30 to 25.72       3,846,970   0.00% to 1.25%     0.02     20.36% to 21.84%
T.Rowe Small-Cap Stock Fund Advisor
  Class                                    172,268   27.92 to 28.38       4,809,801   0.00% to 1.25%        -      5.28% to 6.57%
Fidelity VIP Growth & Income Portfolio     230,640   13.66 to 13.89       3,152,138   0.00% to 1.25%     0.72   (10.13%) to (8.98%)
Fidelity VIP Index 500 Portfolio            93,943  125.50 to 131.14     12,105,188   0.00% to 1.25%     0.76   (15.23%) to (12.31%)
Fidelity VIP Mid Cap Portfolio             551,984   19.30 to 19.62      10,656,212   0.00% to 1.25%     0.25    (4.69%) to (3.49%)
Fidelity VIP Growth Portfolio              404,152   35.27 to 35.86      14,256,514   0.00% to 1.25%     0.06   (18.88%) to (17.85%)
Fidelity VIP Overseas Portfolio            209,742   15.50 to 15.76       3,251,692   0.00% to 1.25%     3.62   (22.15%) to (21.16%)
Fidelity VIP High Income Portfolio          57,319    7.08 to 7.20          406,217   0.00% to 1.25%     9.86  (13.13% ) to (11.98%)
Fidelity VIP Investment Grade Bond
  Portfolio                                283,612   13.39 to 13.61       3,797,088   0.00% to 1.25%     1.33      6.78% to 8.10%
Davis Value Portfolio                      333,527   9.80 to 10.04        3,270,039   0.00% to 1.25%     0.57   (11.55%) to (10.44%)
Strong Opportunity Fund II                 169,801   26.23 to 26.61       4,456,119   0.00% to 1.25%     0.66    (4.72%) to (3.69%)
Strong Mid Cap Growth Fund II              279,260   17.61 to 17.92       4,918,618   0.00% to 1.25%        -   (31.65%) to (30.76%)
J.P. Morgan U.S. Disciplined Equity
  Portfolio                                431,258   12.97 to 13.18       5,592,767   0.00% to 1.25%     0.69   (12.95%) to (11.78%)
Rainier Small/Mid Cap Equity Portfolio     135,479   26.41 to 26.84       3,578,878   0.00% to 1.25%        -    (5.14%) to (3.94%)
Neuberger Berman Genesis Fund              228,309   19.07 to 19.46       4,368,759   0.00% to 1.25%        -     9.98% to 11.77%
Alliance Premier Growth Portfolio          357,364   25.91 to 26.37       9,270,208   0.00% to 1.25%        -   (18.45%) to (17.41%)
Putnam VT Vista Fund                       326,406   12.82 to 13.03       4,184,721   0.00% to 1.25%    10.52   (34.32%) to (33.52%)
Credit Suisse Small Co. Growth
  Portfolio                                165,082   17.73 to 18.02       2,926,283   0.00% to 1.25%        -   (17.03%) to (16.03%)
Ariel Fund ***                              65,549   38.11 to 38.42       2,498,583   0.00% to 1.25%     0.25     10.05% to 10.94%
Ariel Appreciation Fund ***                115,976   37.51 to 37.80       4,350,556   0.00% to 1.25%     0.16     10.29% to 11.14%

* These ratios represent the annualized contract expenses of the active contract owners of the separate account, consisting primarily of mortality and expense charges, for the period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

*** The total return is calculated from May 1, 2001, the effective date of the investment option in the variable account, through December 31, 2001.

                       HORACE MANN LIFE INSURANCE COMPANY

                         Statutory Financial Statements

                           December 31, 2003 and 2002

                   (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


The Board of Directors
Horace Mann Life Insurance Company:


We have audited the accompanying statutory statements of admitted assets, liabilities and capital and surplus of Horace Mann Life Insurance Company (the Company) as of December 31, 2003 and 2002, and the related statutory statements of operations, capital and surplus, and cash flow for the each of the years in the three-year period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in notes 1 and 7 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Department of Insurance of the State of Illinois, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Horace Mann Life Insurance Company as of December 31, 2003 and 2002, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2003.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Horace Mann Life Insurance Company as of December 31, 2003 and 2002, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2003, on the basis of accounting described in note 1.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included on Schedules A through C and Schedules I, III & VI and IV, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.








/s/ KPMG LLP
Chicago, Illinois
April 15, 2004

HORACE MANN LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,
Liabilities and Capital and Surplus

December 31, 2003 and 2002

(In thousands)
----------------------------------------------------------------------------------------------

   ADMITTED ASSETS                                                     2003           2002
----------------------------------------------------------------------------------------------
Cash and investments:
   Bonds                                                           $  2,491,286   $  2,284,423
   Preferred stocks                                                         139           --
   Mortgage loans on real estate                                         19,006         19,543
   Policy loans                                                          73,956         68,929
   Cash                                                                   4,202         33,833
   Short-term investments                                                29,901         51,596
   Receivable for securities                                                699           --
----------------------------------------------------------------------------------------------

Total cash and investments                                            2,619,189      2,458,324

Uncollected premiums and agents' balances
   in course of collection                                                1,885          3,979

Deferred premiums and agents' balances booked but
   Deferred and not yet due                                              44,138         44,534

Investment income due and accrued                                        34,874         34,490

Net deferred tax asset                                                   10,261          7,635

Federal income tax recoverable                                            2,695           --

Receivable from parent, subsidiaries and affiliates                       2,774            637

Guaranty funds receivable or on deposit                                     332            533

Other assets                                                              2,512          2,416

Variable annuity assets held in separate accounts                     1,119,231        854,470
----------------------------------------------------------------------------------------------

Total admitted assets                                              $  3,837,891   $  3,407,018
----------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.            (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,
Liabilities and Capital and Surplus

December 31, 2003 and 2002

(In thousands, except share data)
----------------------------------------------------------------------------------------------

   LIABILITIES AND CAPITAL AND SURPLUS                                 2003           2002
----------------------------------------------------------------------------------------------
Policy liabilities:
   Aggregate reserves:
      Life and annuity                                             $  2,272,858   $  2,102,551
      Accident and health                                                11,063         12,136
   Unpaid benefits:
      Life                                                                8,283          7,366
      Accident and health                                                   494            606
   Policyholder funds on deposit                                        125,943        120,934
   Policyholder dividends payable
      in the following year                                                 --              37
   Remittances not allocated                                              1,436          2,432
----------------------------------------------------------------------------------------------

Total policy liabilities                                              2,420,077      2,246,062

Accrued expenses                                                          4,094          5,485
Asset valuation reserve                                                   4,621             52
Interest maintenance reserve                                             25,727         19,409
Funds held for loaned securities                                         22,021          1,242
Transfer from separate accounts                                          (9,521)        (4,238)
Amounts retained by Company as trustee                                   17,905         17,011
Federal income tax payable                                                  --          15,082
Payable for securities                                                      --          26,791
Dividends declared and unpaid                                               --             500
Other liabilities                                                         1,552          4,140
Variable annuity liabilities held in separate accounts                1,119,231        854,470
----------------------------------------------------------------------------------------------

Total liabilities                                                     3,605,707      3,186,006
----------------------------------------------------------------------------------------------

Capital and surplus:
   Capital stock, $1 par value.
      Authorized 5,000,000 shares,
      2,500,000 shares outstanding                                        2,500          2,500
   Additional paid-in and contributed surplus                            22,704         22,704
   Unassigned surplus                                                   206,980        195,808
----------------------------------------------------------------------------------------------

Total capital and surplus                                               232,184        221,012
----------------------------------------------------------------------------------------------

Total liabilities and capital and surplus                          $  3,837,891   $  3,407,018
----------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

HORACE MANN LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2003, 2002, and 2001

(In thousands)
-------------------------------------------------------------------------------------------------------------

                                                                       2003           2002           2001
-------------------------------------------------------------------------------------------------------------
Revenue:
Premiums, annuity and supplementary contract considerations:
      Life (note 8)                                                $    (42,591)  $    106,395   $    109,787
      Annuity                                                           296,615        261,509        239,125
      Accident and health                                                 5,164          6,280          7,188
      Supplementary contracts                                             6,509          4,778          9,109
-------------------------------------------------------------------------------------------------------------

Total premiums, annuity and supplementary
   contract considerations                                              265,697        378,962        365,209

Net investment income                                                   153,391        161,410        161,849
Amortization of interest maintenance
   reserve                                                                2,961          2,019          1,456
Commissions and expense allowances on reinsurance
   ceded                                                                 13,122         17,821            270
Reserve adjustments on reinsurance ceded                                118,813        (50,000)           --
Management fee income from Separate Accounts                             13,324         12,988         13,345
Mutual fund service fee income                                            1,099          1,170          1,371
Other                                                                       392            317             98
-------------------------------------------------------------------------------------------------------------

Total revenue                                                           568,799        524,687        543,598
-------------------------------------------------------------------------------------------------------------

Benefits and expenses:
Provisions for claims and benefits:
      Life                                                               80,417         43,673         98,095
      Annuity                                                           342,380        316,127        293,657
      Accident and health                                                 1,953          2,463          3,818
      Supplementary contracts                                            18,646         17,160         19,626
-------------------------------------------------------------------------------------------------------------

Total claims and benefits                                               443,396        379,423        415,196

Commissions                                                              28,166         27,903         27,467
General and other expenses                                               65,162         66,733         61,565
-------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                             536,724        474,059        504,228
-------------------------------------------------------------------------------------------------------------

Net gain before dividends to policyholders
   and federal income tax                                                32,075         50,628         39,370
Dividends to policyholders                                                   37             76             95
-------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.            (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2003, 2002, and 2001

(In thousands)
-------------------------------------------------------------------------------------------------------------

                                                                         2003           2002           2001
-------------------------------------------------------------------------------------------------------------
Net gain before federal income tax                                       32,038         50,552         39,275
Federal income tax expense                                                5,814         28,768         11,158
-------------------------------------------------------------------------------------------------------------

Net gain from operations                                                 26,224         21,784         28,117
Realized investment gains (losses)
   net of tax and transfers to IMR                                        5,055        (43,998)       (10,415)
-------------------------------------------------------------------------------------------------------------

Net income (loss)                                                    $   31,279     $  (22,214)    $   17,702
-------------------------------------------------------------------------------------------------------------
















See accompanying notes to statutory financial statements.

HORACE MANN LIFE INSURANCE COMPANY

Statutory Statements of Capital and Surplus

Years ended December 31, 2003, 2002, and 2001

(In thousands)
-------------------------------------------------------------------------------------------------------------

                                                                       2003           2002           2001
-------------------------------------------------------------------------------------------------------------
Capital stock                                                       $     2,500    $     2,500    $     2,500
-------------------------------------------------------------------------------------------------------------

Additional paid-in capital and
   contributed surplus                                                   22,704         22,704         22,704
-------------------------------------------------------------------------------------------------------------

Unassigned surplus:
   Balance at beginning of year                                         195,808        174,197        163,916
   Net income (loss)                                                     31,279        (22,214)        17,702
   Change in net unrealized
      capital gains                                                         135            509          1,040
   Change in net deferred income tax                                     (9,142)        14,948          1,251
   Change in non-admitted assets                                         12,143        (10,482)        (1,830)
   Change in asset valuation reserve                                     (4,569)        11,850          4,244
   Cumulative effect of changes in accounting
      principle (note 1)                                                  3,833            --           1,374
   Dividends to parent                                                  (14,500)        (5,500)       (13,500)
   Change in surplus as a result of reinsurance (note 8)                    --          32,500            --
   Correction of prior year exhibit 5 reserve
      error (note 1)                                                     (8,007)           --             --
-------------------------------------------------------------------------------------------------------------

Balance at end of year                                                  206,980        195,808        174,197
-------------------------------------------------------------------------------------------------------------

Total capital and surplus                                           $   232,184    $   221,012    $   199,401
-------------------------------------------------------------------------------------------------------------












See accompanying notes to statutory financial statements.

HORACE MANN LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2003, 2002, and 2001

(In thousands)
-----------------------------------------------------------------------------------------------------------------

                                                                2003                 2002                 2001
-----------------------------------------------------------------------------------------------------------------
Cash from operations:
   Revenue received:
      Premiums, considerations
         and deposits                                       $   268,443          $   380,221          $   363,673
      Investment income                                         154,892              159,746              158,750
      Commissions and expense allowances on
         reinsurance ceded                                       13,122               17,820                  270
      Management fee income from Separate Accounts               13,324               13,306               13,326
      Mutual fund service fee income                              1,099                1,170                1,371
      Other income                                                  392                  316                   98
-----------------------------------------------------------------------------------------------------------------

   Total revenue received                                       451,272              572,579              537,488
-----------------------------------------------------------------------------------------------------------------

   Benefits and expenses paid:
      Claims, benefits and
         net transfers                                          171,457              343,889              317,950
      Expenses                                                   91,536               89,920               87,920
      Dividends to policyholders                                     74                   82                   98
      Federal income taxes                                       23,592               10,913                6,381
-----------------------------------------------------------------------------------------------------------------

   Total benefits and expenses paid                             286,659              444,804              412,349
-----------------------------------------------------------------------------------------------------------------

Net cash from operations                                        164,613              127,775              125,139
-----------------------------------------------------------------------------------------------------------------

Cash from investments:
   From investments sold or matured:
      Bonds                                                   1,250,700            1,226,386              965,824
      Stocks                                                      3,020                    6                 --
      Mortgage loans                                                600                6,266               11,804
      Real estate and other                                           3                  109                   48
      Miscellaneous proceeds                                      7,201               27,290                   39
-----------------------------------------------------------------------------------------------------------------

   Total investment proceeds                                  1,261,524            1,260,057              977,715
   Tax on capital gains (losses)                                   --                   --                 (2,096)
-----------------------------------------------------------------------------------------------------------------

Total from investment proceeds                                1,261,524            1,260,057              979,811
-----------------------------------------------------------------------------------------------------------------

   Cost of investments acquired:
      Bonds                                                   1,450,121            1,377,112            1,067,679
      Stocks                                                        930                   71                 --
      Mortgage loans                                               --                   --                    804
      Miscellaneous applications                                 27,491                  510                 --
-----------------------------------------------------------------------------------------------------------------

   Total investments acquired                                 1,478,542            1,377,693            1,068,483

   Net increase in policy loans                                   5,027                3,326                4,331
-----------------------------------------------------------------------------------------------------------------

Total for investments acquired                                1,483,569            1,381,019            1,072,814
-----------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.            (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2003, 2002, and 2001

(In thousands)
-----------------------------------------------------------------------------------------------------------------

                                                                 2003                 2002                 2001
-----------------------------------------------------------------------------------------------------------------

Net cash used for investments                                  (222,045)            (120,962)             (93,003)
-----------------------------------------------------------------------------------------------------------------
Cash from financing and miscellaneous:
   Cash provided (applied):
      Securities lending                                         20,779              (97,389)             (93,631)
      Net deposits on deposit-type contract funds
        and other liabilities without life or
        disability contingencies                                  4,870                2,981                5,962
      Change in surplus as a result of reinsurance                 --                 32,500                 --
      Dividends to parent                                       (15,000)              (5,000)             (13,500)
      Other cash provided (applied)                              (4,543)               8,453                 (541)
-----------------------------------------------------------------------------------------------------------------

Net cash used in financing
   and miscellaneous                                              6,106              (58,455)            (101,710)
-----------------------------------------------------------------------------------------------------------------

Net change in cash and
   short-term investments                                       (51,326)             (51,642)             (69,574)
Cash and short-term investments
   at beginning of year                                          85,429              137,071              206,645
-----------------------------------------------------------------------------------------------------------------

Cash and short-term investments
   at end of year                                           $    34,103          $    85,429          $   137,071
-----------------------------------------------------------------------------------------------------------------

















See accompanying notes to statutory financial statements.

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2003, 2002, and 2001

(In thousands)
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION

     Horace Mann Life Insurance Company (the Company) is a wholly owned subsidiary of Allegiance Life Insurance Company (ALIC). The Company's ultimate parent is Horace Mann Educators Corporation (HMEC).

     The Company markets and underwrites tax-qualified retirement annuities, individual life, group disability income, and group life insurance products primarily to educators and other employees of public schools and their families.

     The Company has not participated in any new business combinations in 2003. The Company has not discontinued any operations in 2003.

     BASIS OF PRESENTATION

     The accompanying statutory financial statements have been prepared in conformity with the accounting practices prescribed or permitted by the Department of Insurance of the State of Illinois and the National Association of Insurance Commissioners (NAIC), which differ materially in some respects from accounting principles generally accepted in the United States of America as more fully discussed in note 7. The significant statutory accounting practices follow.

     PRESCRIBED AND PERMITTED STATUTORY ACCOUNTING PRACTICES

     The NAIC codified statutory accounting practices, which constitutes the only source of prescribed statutory accounting practices, effective January 1, 2001. Illinois, the state of domicile of the Company, has adopted the NAIC codification. The cumulative effect of changes in accounting principles are reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principles. The cumulative effect is the difference between the amount of capital and surplus at the beginning of 2001 and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. These changes are reflected in the Company's financial statements and related schedules. The Company reported a change in accounting principle from the adoption of codification that increased unassigned funds (surplus) approximately $3,474 as of January 1, 2001 related to deferred tax assets, partially offset by decreases of $1,667 related to a contingent liability for litigation and $433 for nonadmitted assets. $1,374 is reported as the cumulative effect of changes in accounting principle.



                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     INVESTMENTS

     Investments are valued in accordance with the requirements of the NAIC.

     Bonds not backed by other loans are carried at amortized cost using the interest method. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Market value is derived from the NAIC Valuation of Securities Manual for securities listed. Market value of bonds not listed is determined considering factors including quality of issuer, interest rates, and maturity dates. Loan backed bonds and structured securities are valued using currently anticipated prepayment assumptions. Prepayment assumptions were obtained from broker dealer survey values and are consistent with the current interest rate and economic environment. The retrospective method is used to value all securities. The Company used a pricing service in determining the market value of its loan-backed securities. The Company had no negative yield situations requiring a change from the retrospective to prospective method.

     Preferred stocks are carried at cost.

     Mortgage loans are carried at the unpaid principal balance less unamortized discount and were issued at a value of no more than 75% of the appraised value of the mortgaged property. No new mortgage loans were issued during the year. The Company did not reduce interest rates of any outstanding mortgage loans during the year. The Company had no non performing mortgage loans or loans with past due interest or principal payments.

     Policy loans are carried at the unpaid principal balance.

     The Company does not have any investments in derivative financial instruments, joint ventures or partnerships. The Company has no debt restructuring, reverse mortgages or repurchase agreements.






                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     ASSET VALUATION RESERVE

     The Asset Valuation Reserve (AVR) was calculated as prescribed and required by the NAIC. This reserve is maintained for the purpose of stabilizing surplus against the effects of fluctuations in the value of certain bond, stock, mortgage loan and real estate investments. Changes in the AVR reserve are charged or credited to surplus.

     The balance of the AVR by component as of December 31, 2003 and 2002, is as follows:

--------------------------------------------------------------------------------

                                                           2003           2002
--------------------------------------------------------------------------------

     Bonds, preferred stock and
        short-term investments                            $4,580        $   --
     Mortgage loans                                           41             52
--------------------------------------------------------------------------------

         Total AVR                                        $4,621        $    52
--------------------------------------------------------------------------------

     The AVR is held at a level equal to 24.8% of the maximum reserve level allowed by the NAIC. At December 31, 2002 the default component related to bonds was adjusted up to zero because the ending balance cannot be less than zero.

     INTEREST MAINTENANCE RESERVE

     The Interest Maintenance Reserve (IMR) was calculated as prescribed by the NAIC. This reserve is designed to capture the realized capital gains and losses which result from changes in the overall level of interest rates and amortize them into income over the approximate remaining life of the investment sold.

     CASH AND SHORT-TERM INVESTMENTS

     Amounts represent cash and short-term securities having a maturity of one year or less at the time of acquisition. Short-term investments are carried at cost which approximates market value.

     VARIABLE ANNUITIES ASSETS AND LIABILITIES HELD IN SEPARATE ACCOUNTS

     Assets held in trust for purchasers of variable annuity contracts and the related liabilities are included in the statutory statements of admitted assets, liabilities and capital and surplus. Variable annuity assets, carried at market value, and liabilities represent tax-qualified variable annuity funds invested in various mutual funds, including the Horace Mann mutual funds.



                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------------

Variable annuity assets were invested in the following mutual funds:
--------------------------------------------------------------------------------------

December 31,                                                      2003         2002
--------------------------------------------------------------------------------------
Horace Mann Equity Fund                                       $  325,881      $274,025
Horace Mann Balanced Fund                                        270,287       240,697
Horace Mann Socially Responsible Fund                             73,947        58,909
Horace Mann Small Cap Growth Fund                                 57,210        34,682
Horace Mann International Equity Fund                             35,754        26,248
Ariel Appreciation Fund                                           27,831        14,179
Fidelity VIP Index 500 Portfolio SC2                              26,397        14,949
Fidelity VIP Growth Portfolio SC2                                 25,960        15,040
Fidelity VIP Mid Cap Portfolio SC2                                21,719        12,836
Wilshire Large Company Growth Portfolio -
   Institutional Class                                            21,705        15,684
Horace Mann Income Fund                                           20,843        19,313
Wilshire 5000 Index Portfolio - Institutional Class               19,745        14,199
Ariel Fund                                                        18,665         9,689
T. Rowe Price Small Cap Value Fund - Advisor Class                15,843         9,255
Alliance Bernstein Premier Growth Portfolio                       14,744         9,298
Fidelity VIP Investment Grade Bond Portfolio SC2                  13,925         9,861
Wilshire Large Company Value Portfolio -
   Investment Class                                               13,220         8,037
Neuberger Berman Genesis Fund Advisor Class                       12,755         7,494
T. Rowe Price Small Cap Stock Fund - Advisor Class                11,984         7,266
J P Morgan U.S. Large Cap Core Equity Portfolio                   11,535         6,973
Strong Opportunity Fund II                                         8,923         5,353
Fidelity VIP Overseas Portfolio SC2                                7,948         3,917
Rainier Small/Mid Cap Equity Portfolio                             7,453         4,051
Fidelity VIP Growth & Income Portfolio SC2                         7,325         4,009
Davis Value Portfolio                                              6,781         3,743
Wilshire Large Company Growth Portfolio -
   Investment Class                                                6,643         3,737
Strong Mid Cap Growth Fund II                                      6,557         4,086
Putnam VT Vista Fund (IB Shares)                                   5,490         3,544
Wilshire 5000 Index Portfolio - Investment Class                   4,896         2,585
Horace Mann Short-Term Investment Fund                             4,843         4,186
Credit Suisse Small Cap Growth Portfolio                           4,036         2,407
Wilshire Small Company Value Portfolio -
   Investment Class                                                2,374         1,660
Wilshire Small Company Growth Portfolio -
   Investment Class                                                1,626           847
Fidelity VIP High Income Portfolio SC2                             1,604           652
BlackRock Index Equity Portfolio                                   1,186           386
Putnam VT George Putnam Fund of Boston (Class IB shares)             414           167
BlackRock Temp Fund                                                  371           180
Putnam VT International Growth Fund (Class IB shares)                263            85
BlackRock Low Duration Bond Fund                                     218           118
BlackRock Core Bond Total Return Fund                                209            85
T. Rowe Price Science & Technology Fund                              111           --
Templeton Foreign Smaller Companies Fund (Class A)                    10             2
Berger Information Technology Fund                                   --             36
--------------------------------------------------------------------------------------

   Total                                                      $1,119,231      $854,470
--------------------------------------------------------------------------------------

                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     The investment income, gains and losses of these accounts accrue directly to the policyholders and are not included in the operations of the Company.

     AGGREGATE RESERVES

     Applicable state insurance laws require that the Company set up reserves in accordance with statutory regulations, carried as liabilities to meet future obligations under outstanding policies. These reserves are the amount that, with the additional premiums to be received and interest thereon compounded annually at certain rates, is calculated to be sufficient to meet the various policy and contract obligations as they occur.

     Premium deficiency reserves at December 31, 2003 and 2002 were $237 and $282, respectively.

     Aggregate reserves for life policies, annuity contracts, and supplementary contracts with life contingencies are based on statutory mortality tables and interest assumptions using either the net level, or commissioners' reserve valuation method or commissioners' annuity reserve valuation method. The annuity reserves include the current declared interest rates through the valuation date. The composition of these liabilities at December 31 was as follows:

--------------------------------------------------------------------------------

                                Aggregate reserves
                                ------------------         Mortality    Interest
                                2003          2002           table        rate
--------------------------------------------------------------------------------

     Life                   $  551,686    $  525,784       1980 CSO     4.0-7.0%
                                 1,618         1,633       1958 CET     2.5-5.5
                               164,546       164,621       1958 CSO     2.5-4.5
                                47,353        35,993       Various      2.5-3.0
                                 8,388         8,737       1941 CSO     2.5-6.5


     Annuity                 1,145,869     1,140,966       1971 IAM     3.0-5.5
                                82,131        83,629        a-1949      3.0-5.5
                                 1,506         1,006       1937 SAT     3.0-3.5
                                   155         1,558       Various        3.0
                                71,906        25,837        a-2000      1.5-3.5
                                97,220        13,597        1983a       3.0-4.5

     Supplementary
      contract with
      life contingencies        61,967        66,170        1983a      6.25-11.0
                                34,368        28,242        a-2000      6.0-7.0
                                 3,285         3,590       1971 IAM    4.5-11.25
                                   860         1,188       1937 SAT       3.5
--------------------------------------------------------------------------------

          Total             $2,272,858    $2,102,551
--------------------------------------------------------------------------------



                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
----------------------------------------------------------------------------------------

     ANALYSIS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL
     CHARACTERISTICS

----------------------------------------------------------------------------------------
                                                       2003                    2002
                                                       ----                    ----
                                                            % of                    % of
                                                Amount     Total        Amount     Total
----------------------------------------------------------------------------------------
Subject to discretionary withdrawal
  With fair value adjustment                  $    2,254     --       $      --      --
  At book value less current surrender
    charge of 5% or more                         992,854     36%         929,817     40%
  At fair value                                1,109,710     41%         850,231     36%
----------------------------------------------------------------------------------------

Total with adjustment or at market value       2,104,818               1,780,048

At book value without adjustment
  (minimal or no charge or adjustment)           529,060     19%         457,287     20%
Not subject to discretionary withdrawal          100,480      4%          99,190      4%
----------------------------------------------------------------------------------------

Total (gross)                                  2,734,358    100%       2,336,525    100%
----------------------------------------------------------------------------------------

Total (net)*                                  $2,734,358              $2,336,525
----------------------------------------------------------------------------------------

* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.



Life & Accident & Health Annual Statement:             2003               2002
--------------------------------------------------------------------------------
Exhibit 5, Annuities Section, Total (net)          $1,398,787         $1,266,593
Exhibit 5, Supplementary Contracts with
  Life Contingencies Section, Total (net)             100,480             99,190
Exhibit 7, Deposit-Type Contracts, Line
  14, Column 1                                        125,381            120,511
--------------------------------------------------------------------------------
Subtotal                                            1,624,648          1,486,294

Separate Accounts Annual Statement:

Exhibit 3, Line 0299999, Column 2                   1,105,688            846,691
Exhibit 3, Line 0399999, Column 2                       4,022              3,540
--------------------------------------------------------------------------------
Subtotal                                            1,109,710            850,231
--------------------------------------------------------------------------------
Combined Total                                     $2,734,358         $2,336,525
--------------------------------------------------------------------------------


                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     Policy reserves for losses for accident and health contracts are estimated by the Company's valuation actuary using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

     Aggregate reserves for accident and health policies include the present value of amounts not yet due on existing claims and unearned premiums at December 31 as follows:

                                                             Aggregate reserves
                                                             ------------------
                                                              2003        2002
--------------------------------------------------------------------------------

     Present value of amounts not yet
       due on claims (3% interest rate)                     $10,272     $10,933
     Additional contract reserves                               573         679
     Unearned premiums and other                                218         524
--------------------------------------------------------------------------------

     Aggregate accident and health reserves                 $11,063     $12,136
--------------------------------------------------------------------------------

     UNPAID BENEFITS

     Unpaid benefits consists of case basis reserves and estimates of losses incurred but not reported. Estimates for losses incurred but not reported are based on prior experience modified for current trends.

     Accident and health claim reserves and liabilities include the following:
--------------------------------------------------------------------------------

                                                    2003       2002       2001
--------------------------------------------------------------------------------

     Aggregate reserves for accident
       and health                                 $11,063    $12,136    $14,047
     Unpaid benefits for accident and health          494        606      1,035
     Less:  Additional contract reserves             (573)      (679)      (769)
            Unearned premiums and other              (218)      (524)      (397)
--------------------------------------------------------------------------------

     Accident and health claim reserves
        and liabilities                           $10,766    $11,539    $13,916
--------------------------------------------------------------------------------



                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     The following table sets forth an analysis of accident and health claim reserves and liabilities and provides a reconciliation of beginning and ending reserves for the periods indicated.


--------------------------------------------------------------------------------
                                                2003         2002         2001
--------------------------------------------------------------------------------
     Net balance at January 1                 $11,539      $13,916      $15,192

     Incurred related to:
              Current year                      2,205        2,515        3,897
              Prior years                         161          (89)        (116)
--------------------------------------------------------------------------------

     Total incurred                             2,366        2,426        3,781
--------------------------------------------------------------------------------

     Paid related to:
              Current year                        502          793        1,000
              Prior years                       2,637        4,010        4,057
--------------------------------------------------------------------------------

     Total paid                                 3,139        4,803        5,057
--------------------------------------------------------------------------------

     Net balance at December 31               $10,766      $11,539      $13,916
--------------------------------------------------------------------------------

     RESERVE FOR SUPPLEMENTARY CONTRACTS WITHOUT LIFE CONTINGENCIES

     This reserve represents the present value of future payments discounted with interest only. At December 31, 2003 and 2002 this liability was $125,381 and $120,511 respectively, based on average credited interest rates of 4.1% and 5.1% in 2003 and 2002, respectively and is included in "policyholder funds on deposit."

     ACCOUNTING CHANGE AND CORRECTION OF ERRORS

     During the current year's statutory annual statement preparation, the Company discovered an error in the calculation of the Individual Life, Disabled Life Reserves for prior years. In 2002, the Aggregate Reserves for Life Contracts were understated by $8,007. With the approval of the Illinois department of insurance, total liabilities, and capital and surplus have been adjusted in the current year to correct for this error.

     In addition to the error described above, a change in the valuation basis for Individual Life, Disabled Life Reserves was also implemented. The 2002 reserves were recalculated using the Standard Valuation Law maximum interest rates as adopted by the Company's state of domicile. The amount of reserve decrease due to this valuation basis change was $3,833. Total liabilities and capital and surplus and statutory statements of capital and surplus have been adjusted in the current year to reflect this valuation basis change.



                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     PREMIUMS

     Life premiums are reflected as earned on the coverage anniversary date. Annuity and supplementary contracts with life contingencies premiums are reflected as earned when collected. Accident and health premiums are reported as revenue when due and earned on a pro rata basis over the period covered by the policy.

     Deferred life premiums represent modal premiums (other than annual) to be billed in the year subsequent to the commencement of the policy year. Uncollected premiums represent premiums due less accident and health premiums over 90 days past due.

     MUTUAL FUND SERVICE FEE INCOME

     The Company has a support service agreement where the Company provides certain services to the Horace Mann Mutual Funds (Funds) necessary to coordinate the Funds activities with those of the separate account of the Company other than the administrative agreement. For these services the Company received a fee, accrued daily and paid monthly, based upon the combined assets for the Funds.

     INCOME TAXES

     Federal income taxes are charged to operations based on current taxable income. Current year federal income tax expense is based on financial reporting income or loss adjusted for certain temporary differences, which are the result of dissimilar financial reporting and tax basis accounting methods. A net deferred tax asset, for the tax effect of temporary differences between financial reporting and the tax basis of assets and liabilities, is only reported as an admitted asset to the extent that it will be realized within one year, with the change in net deferred tax asset or liability being charged directly to surplus.

     ACQUISITION EXPENSES

     The cost of acquiring new business, principally commissions, underwriting salaries, and related expenses, is charged to expense as incurred.

     NON-ADMITTED ASSETS

     Assets prescribed by the Illinois Insurance Code and the NAIC as "non-admitted" (principally non-admitted deferred tax assets) are charged to unassigned surplus.

     USE OF ESTIMATES

     The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported financial statement balances as well as the disclosure of contingent assets and liabilities. Actual results could differ from those estimates.



                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     RECLASSIFICATION

The Company has reclassified the presentation of certain prior period information to conform with the 2003 presentation.

(2) INVESTMENTS

     NET INVESTMENT INCOME

     The components of net investment income are as follows:
--------------------------------------------------------------------------------

                                                 2003        2002        2001
--------------------------------------------------------------------------------

Interest on bonds                              $148,811    $156,782    $154,511
Interest on mortgage loans                        1,687       2,201       2,401
Interest on short-term investments                1,009       1,641       1,981
Interest on policy loans                          4,759       3,277       5,150
Real estate income & other invested assets          --            4          (7)
Miscellaneous investment income (expense)             1         (17)        241
--------------------------------------------------------------------------------

Gross investment income                         156,267     163,888     164,277
Investment expenses                               2,876       2,478       2,428
--------------------------------------------------------------------------------

Net investment income                          $153,391    $161,410    $161,849
--------------------------------------------------------------------------------

The Company nonadmits investment income due and accrued if amounts are over 90 days past due. The Company had no amounts excluded at December 31, 2003 and 2002.

       REALIZED INVESTMENT GAINS (LOSSES) NET OF TAX AND TRANSFERS TO IMR

Realized investment gains and losses are determined on the basis of specific identification. Realized investment gains (losses) on most fixed income securities are transferred on an after tax basis to the IMR and amortized into income over the average remaining lives of the assets sold. Only realized investment gains (losses) which result from changes in the overall level of interest rates are transferred to IMR. These gains (losses) are not included in net income in the year they occurred.

The IMR at December 31 is as follows:
--------------------------------------------------------------------------------

                                                  2003        2002        2001
--------------------------------------------------------------------------------

Reserve balance, beginning of year              $19,409     $10,026     $ 6,543
Current year capital gains (losses),
   net of tax                                     9,279      11,402       4,939
Amortization of interest maintenance
   reserve                                       (2,961)     (2,019)     (1,456)
--------------------------------------------------------------------------------

Reserve balance, end of year                    $25,727     $19,409     $10,026
--------------------------------------------------------------------------------


                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     Realized investment gains (losses) reported in the statutory statement of operations net of tax and transfers to IMR are as follows:

--------------------------------------------------------------------------------

                                                  2003        2002         2001
--------------------------------------------------------------------------------

     Bonds                                      $12,102    $(30,976)   $(10,711)
     Real estate                                    --          --            2
     Common stocks                                2,229         (66)          -
     Mortgage loans                                 --           13        2,290
     Other                                            3         --           (7)
--------------------------------------------------------------------------------

     Realized investment gain (losses)           14,334     (31,029)     (8,426)

     Less federal income tax expense (benefit)      --        1,567      (2,949)
     Transferred to interest maintenance
        reserve                                  (9,279)    (11,402)     (4,938)
--------------------------------------------------------------------------------

     Realized investment gain (losses)
        net of tax and transfers to IMR         $ 5,055    $(43,998)   $(10,415)
--------------------------------------------------------------------------------

              CHANGE IN NET UNREALIZED CAPITAL GAINS (LOSSES)

     Certain investments are required to be carried at market. The resulting change in the unrealized gains or losses are reflected as credits or charges to unassigned surplus, as follows:
--------------------------------------------------------------------------------

                                                  2003        2002        2001
--------------------------------------------------------------------------------

     Unrealized capital gains (losses)
              Beginning of period                $ (75)      $(584)     $(1,624)
              End of period                         60         (75)        (584)
--------------------------------------------------------------------------------

     Increase for the period                     $ 135       $ 509      $ 1,040
--------------------------------------------------------------------------------


                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     BONDS

     At December 31, 2003, the fair value and gross unrealized losses of investments in bonds segregated between securities having an unrealized loss for less than 12 months and securities having an unrealized loss for 12 months or longer were as follows:

                                        LESS THAN 12 MONTHS            12 MONTHS OR LONGER                    TOTAL
                                        -------------------            -------------------                    -----
                                                    UNREALIZED                     UNREALIZED                     UNREALIZED
                                     FAIR VALUE       LOSSES        FAIR VALUE       LOSSES        FAIR VALUE       LOSSES
                                     ----------       ------        ----------       ------        ----------       ------
AS OF DECEMBER 31, 2003

   U.S. government and
     agency obligations
   Mortgage-backed securities        $ 71,980          $1,815        $   --          $  --          $ 71,980        $1,815
   Other                               69,975           1,272            --             --            69,975         1,272
   Municipal bonds                     14,180             820            --             --            14,180           820
   Foreign government bonds             3,715             329            --             --             3,715           329
   Corporate bonds                    181,250           3,301         18,581            721          199,831         4,022
   Other mortgage-backed
     securities                        12,915             288          4,680            371           17,595           659
                                     --------          ------        -------         ------         --------        ------
         Totals                      $354,015          $7,825        $23,261         $1,092         $377,276        $8,917
                                     ========          ======        =======         ======         ========        ======

     At December 31, 2003, the gross unrealized loss position in the investment portfolio was $8,917 (83 positions and less than 0.4% of the investment portfolio). There were no securities trading below 80% of amortized cost. Securities with an investment grade rating represented 87% of the unrealized loss. The largest single unrealized loss was $809 on a long-term U.S. treasury bond purchased in June 2003 when interest rates hit 40 year lows. The majority of the unrealized losses were due to changes in interest rates. The portfolio included 10 securities that have been in an unrealized loss position for greater than 12 months, totaling $1,092. Securities issued by Royal Caribbean, Green Tree Financial, Southern Natural Gas, Sutton Bridge and CSAM Funding CDO represented $1,088 of the total. The Company views the decrease in value of all of the securities with unrealized losses at December 31, 2003 as temporary, expects recovery in fair value, anticipates continued payments under the terms of the securities, and has the intent and ability to hold these securities until maturity or a recovery in fair value occurs. Therefore, no impairment of these securities was recorded at December 31, 2003.




                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     At December 31, 2003 and 2002, 3.3% and 4.2%, respectively, of the total bond portfolio (at amortized cost) consisted of private placement bonds. The market value of private placement bonds is estimated based upon factors including credit quality, interest rates and maturity dates.

     The carrying value and estimated fair value of investments in bonds and preferred stock as of December 31, 2003 and 2002 are as follows:

                                               Carrying     Unrealized  Unrealized      Fair
     December 31, 2003                           value        gains       losses        value
------------------------------------------------------------------------------------------------

U.S. government and agency obligations:
Mortgage-backed securities                    $  652,977     $ 13,772     $(1,815)    $  664,934
Other                                            241,801        5,900      (1,272)       246,429
Municipal bonds                                   52,479        1,551        (820)        53,210
Foreign government bonds                          33,134        3,389        (329)        36,194
Corporate bonds                                1,443,378       92,549      (4,022)     1,531,905
Other mortgage-backed
  securities                                      67,517        2,832        (659)        69,690
------------------------------------------------------------------------------------------------

Total                                         $2,491,286     $119,993     $(8,917)    $2,602,362
------------------------------------------------------------------------------------------------


                                               Carrying     Unrealized  Unrealized      Fair
     December 31, 2002                           value        gains       losses        value
------------------------------------------------------------------------------------------------

U.S. government and agency obligations:

Mortgage-backed securities                    $  626,574     $ 27,170    $    --      $  653,744
Other                                            114,536        6,753         --         121,289
Municipal bonds                                   13,090        1,007         --          14,097
Foreign government bonds                          17,148        3,395         --          20,543
Corporate bonds                                1,376,596       86,314     (21,268)     1,441,642
Other mortgage-backed
       securities                                136,479        4,028      (1,576)       138,931
------------------------------------------------------------------------------------------------

Total                                         $2,284,423     $128,667    $(22,844)    $2,390,246
------------------------------------------------------------------------------------------------



                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     At December 31, 2003, .23% of the Company's investment portfolio was invested in collateralized mortgage obligations ("CMOs") excluding mortgage obligations of United States governmental agencies. The average credit quality rating of the Company's investment in CMOs was AAA and NAIC 1 -the highest ratings. The market value of CMOs at December 31, 2003 was $60,627 compared to a $58,484 carrying value. The average duration of the Company's investment in CMOs was 3.61 years at December 31, 2003.

     The carrying value and estimated fair value of bonds by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

--------------------------------------------------------------------------------

                                                                      Estimated
                                                        Carrying        fair
                December 31, 2003                         Value         value
--------------------------------------------------------------------------------

       Due in one year or less                        $  194,434     $  203,103
       Due after one year through five years             555,553        580,323
       Due after five years through ten years            920,912        961,972
       Due after ten years through twenty years          190,735        199,240
       Due after twenty years                            629,652        657,724
--------------------------------------------------------------------------------

       Total bonds                                    $2,491,286     $2,602,362
--------------------------------------------------------------------------------

     Proceeds from dispositions of investments in bonds and stocks during 2003, 2002 and 2001 were $1,253,720, $1,226,392 and $965,824, respectively. Gross gains of $30,336, $31,140 and $14,595 and gross losses of $16,001, $62,182 and $25,306 were realized on those sales for 2003, 2002 and 2001, respectively.

     For the full year 2003, the Company recorded fixed income security impairment charges totaling $7,200, $4,077 related to two of the Company's collateralized debt obligation (CDO) securities and the remaining $3,123 primarily related to two airline industry issuers. In 2002, the Company recorded charges of $32,297 due to the impairment of fixed income securities primarily issued by companies in the communications sector. Gains realized in 2003 included $8,814 from sales of securities for which impairment charges were recorded in 2002.

     In each of the periods, the impaired securities were marked to fair value, and the write-downs were recorded as realized investment losses in the statutory statement of operations. These impairments were deemed to be other-than-temporary for one or more of the following reasons: the recovery of full value was not likely, the issuer defaulted or was likely to default due to the need to restructure its debt, or the Company had an intent to sell the security in the near future.




                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------
     DEPOSITS

     The carrying value of securities on deposit with governmental authorities, as required by law, as of December 31 were as follows:

--------------------------------------------------------------------------------

                                                             2003         2002
--------------------------------------------------------------------------------

       Held for all policyholders                          $1,783       $1,808
       Held for policyholders in certain states               992          595
--------------------------------------------------------------------------------

                                                           $2,775       $2,403
--------------------------------------------------------------------------------

     SECURITIES LENDING

     The Company participates in a securities lending program. Acceptable collateral for this program is U.S. Government securities, U.S. Government Agency securities and cash. The collateral is not restricted. The initial collateral received is 102% of the market value of the loan, and the collateral is maintained at 101% of the market value of the loan. As of December 31, 2003 and 2002, the Company had $22,021 and $1,242 respectively, in outstanding loans. The corresponding asset amounts are included in short-term investments.

     INVESTMENTS IN ENTITIES EXCEEDING 10% OF CAPITAL AND SURPLUS

     The names of entities (other than the U.S. Government and government agencies and authorities) in which the total amount invested exceeds 10% of total capital and surplus at December 31, 2003 is as follows:

--------------------------------------------------------------------------------
                                                 Standard & Poors     Carrying
     Bonds:                                          rating             value
--------------------------------------------------------------------------------

          General Electric                            AAA              $23,447
--------------------------------------------------------------------------------

(3) RELATED PARTY TRANSACTIONS

     The Company has common management and shares office facilities with HMEC and other affiliates and is a party to several intercompany service agreements. Under these agreements, the Company paid $114,262, $90,969, and $84,276 for management, administrative, data processing, commissions and agency services, utilization of personnel, and investment advisory services in 2003, 2002 and 2001, respectively. Intercompany balances are settled monthly.

     The Company had balances payable to affiliates of $1,215 and $1,004 at December 31, 2003 and 2002, respectively included in "accrued expenses" and "other liabilities" in the statutory statements of admitted assets, liabilities and capital and surplus.




                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     ALIC reinsures all of the Company's life insurance business in the state of Arizona. Effective January 1, 2001, ALIC also assumed a small block of Florida whole life business from the Company.

     The Company holds a mortgage loan on the home office property from Horace Mann Service Corporation (HMSC), an affiliated company, in the amount of $14,449 as of December 31, 2003.

     HMEC recorded an after-tax charge of $2.7 million in December 2001, representing HMEC's best estimate of the costs required to remedy problems with the life insurance tax status of certain life policies issued by the Company. In July 2003, HMEC entered into agreements with the Internal Revenue Service resolving its compliance with Internal Revenue Code Section 7702 (Definition of Life Insurance). The accrual established at December 31, 2001 was adequate to cover these costs. Due to the fact that all employees were employed by HMSC, HMEC, the parent of HMSC, was liable for such settlement costs. HMEC reimbursed the employer (HMSC) for these costs and held the insurer harmless for all claims of HMSC.

     The Company has no common stock investments in any upstream companies or affiliates.

(4) FEDERAL INCOME TAXES

     The Company is included in the consolidated federal income tax return of its parent, ALIC, and its ultimate parent, HMEC and its subsidiaries. Tax sharing agreements between the Company and HMEC, as approved by the Board of Directors of the Company, provide that tax on operating income is charged to the Company as if it were filing a separate federal income tax return. The Company receives the benefits of any losses or tax credits to the extent utilized in the consolidated return. Intercompany tax balances are settled quarterly with a subsequent final annual settlement.

     Deferred income tax was established in accordance with statement of statutory accounting principle (SSAP) 10.

     Federal income tax expense for the years ended December 31, 2003, 2002 and 2001, consist of the following major components:

--------------------------------------------------------------------------------

                                                    2003       2002       2001
--------------------------------------------------------------------------------

     Current income tax expense from operations   $10,003    $31,213    $15,719
     Prior year over accrual of tax reserves       (4,189)    (2,445)    (4,561)

--------------------------------------------------------------------------------

     Federal income tax expense from operations     5,814     28,768     11,158
--------------------------------------------------------------------------------

     Federal income tax expense (benefit)
         on realized losses                           --       1,567     (2,949)
--------------------------------------------------------------------------------

     Federal income tax expense                   $ 5,814    $30,335    $ 8,209
--------------------------------------------------------------------------------



                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------------

     Income tax expense for the following periods differed from the expected tax computed by applying the federal corporate tax rate of 35% to income before income taxes as follows:

--------------------------------------------------------------------------------------
                                                     2003         2002         2001
                                                  Tax Amount   Tax Amount   Tax Amount
--------------------------------------------------------------------------------------
     Income taxes computed at statutory rates       $11,213      $17,693      $13,746

     Book over tax reserves                          (2,911)         941         (171)
     Net DAC adjustment                                 221          154          402
     Dividends received deduction                    (1,571)      (1,908)      (2,240)
     Reinsurance                                        --        11,375          --
     Tax adjustment for IMR                          (1,035)        (707)        (510)
     Other                                             (103)       1,220          (69)
--------------------------------------------------------------------------------------

     Federal income tax expense from operations       5,814       28,768       11,158
     Federal income tax on realized losses              --         1,567       (2,949)
--------------------------------------------------------------------------------------

     Federal income tax expense                     $ 5,814      $30,335      $ 8,209
--------------------------------------------------------------------------------------

     The components of the net admitted deferred tax assets as of December 31, 2003, and 2002 are as follows:

--------------------------------------------------------------------------------

                                                           2003           2002
--------------------------------------------------------------------------------

     Total of all deferred tax assets
       (admitted and nonadmitted)                        $60,026        $68,408
     Total of all deferred tax liabilities                23,052         22,220
--------------------------------------------------------------------------------

     Net deferred tax assets                              36,974         46,188
     Total deferred tax assets non-admitted in
        accordance with SSAP No. 10, Income Taxes         26,713         38,553
--------------------------------------------------------------------------------

     Net admitted deferred tax assets                    $10,261        $ 7,635
--------------------------------------------------------------------------------






                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     The net deferred tax asset is included in federal income taxes recoverable on the accompanying statutory statement of admitted assets, liabilities, capital and surplus. There are no temporary differences for which deferred tax liabilities have not been recognized. Accordingly, there are no events that would cause unrecognized temporary differences to become taxable.

     DTAs resulting from book/tax differences in:

--------------------------------------------------------------------------------

                                            2003         2002        Change
--------------------------------------------------------------------------------

     Policy benefits                      $39,543      $43,359      $ (3,816)
     Policy acquisition costs              10,700       10,500           200
     Investments                            2,394        9,779        (7,385)
     Other                                  7,389        4,770         2,619
--------------------------------------------------------------------------------
     Total DTAs                           $60,026      $68,408      $ (8,382)
--------------------------------------------------------------------------------
     DTAs non-admitted                    $26,713      $38,553      $(11,840)
--------------------------------------------------------------------------------
     Admitted deferred tax asset          $33,313      $29,855      $  3,458
--------------------------------------------------------------------------------

     DTLs resulting from book/tax differences in:
--------------------------------------------------------------------------------

                                            2003         2002        Change
--------------------------------------------------------------------------------
     Bonds                                $ 2,317      $ 1,200       $ 1,117
     Premiums deferred and uncollected     17,452       17,080           372
     Polciy benefits                        3,283        3,940          (657)
--------------------------------------------------------------------------------

     Total DTLs                           $23,052      $22,220       $   832
--------------------------------------------------------------------------------

     Net deferred tax asset - admitted    $10,261      $ 7,635       $ 2,626
--------------------------------------------------------------------------------



                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before income taxes as follows:

--------------------------------------------------------------------------------
                                                             2003        2002
--------------------------------------------------------------------------------

       Current income tax expense incurred                 $ 5,814     $30,335
       Change in deferred income tax
          (without tax on unrealized gains and losses)       9,142     (15,088)
--------------------------------------------------------------------------------
       Total income tax reported                            14,956      15,247
--------------------------------------------------------------------------------
       Income before taxes                                  46,372      19,523
                                                               35%         35%
--------------------------------------------------------------------------------
       Expected income tax expense at 35%
          statutory rate                                    16,230       6,833
--------------------------------------------------------------------------------
     Increase (decrease) in actual tax reported resulting from:

        Dividends received deduction                        (1,571)     (1,908)
        Nondeductible expense for meals,
           penalties and lobbying                              175         123
        Tax adjustment for IMR                              (1,035)       (707)
        Deferred tax benefit on non-admitted assets            106        (192)
        Surplus adjustment due to reinsurance                  --       11,375
        Other                                                1,051        (277)
--------------------------------------------------------------------------------
     Total income tax reported                             $14,956     $15,247
--------------------------------------------------------------------------------

     At December 31, 2003, the Company did not have any unused operating loss carryforwards available to offset against future taxable income. There are capital loss carryforwards available of $19,972.

     The amount of federal income taxes incurred that are available for recoupment in the event of future net losses are $10,003 and $25,932 for 2003 and 2002, respectively.

(5) RESTRICTIONS OF SURPLUS

     The amount of dividends which can be paid by Illinois insurance companies without prior approval of the State Insurance Commissioner is subject to restrictions relating to profitability and statutory surplus. Dividends which may be paid by the Company during 2004 without prior approval are approximately $31,200. Dividend payments were $15,000, $5,000 and $13,500 in 2003, 2002 and 2001, respectively.

     Dividends declared and unpaid at December 31, 2002 were $500. This amount was paid in February 2003.

     Under applicable Illinois insurance laws and regulations, the Company is required to maintain a minimum capital and surplus of $1,500.


                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     The portion of unassigned funds (surplus) represented or reduced by each item below is as follows:
--------------------------------------------------------------------------------

          Nonadmitted asset values                                $(26,958)
          Asset valuation reserves                                  (4,621)
--------------------------------------------------------------------------------

(6) FAIR VALUE OF FINANCIAL INSTRUMENTS

     Accounting principles generally accepted in the United States of America require that the Company disclose estimated fair values for certain financial instruments. Fair values of the Company's insurance contracts other than annuity contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk through the matching of investment maturities with amounts due under insurance contracts. The following methods and assumptions were used to estimate the fair value of financial instruments.

     Investments - For fixed maturities and short-term and other investments, fair value equals quoted market price, if available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities, adjusted for differences between the quoted securities and the securities being valued. The fair value of mortgage loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and the same remaining maturities. The fair value of policy loans is based on estimates using discounted cash flow analysis and current interest rates being offered for new loans.

     Annuity Contract Liabilities and Policyholder Account Balances on Interest-sensitive Life Contracts - The fair values of annuity contract liabilities and policyholder account balances on interest-sensitive life contracts are equal to the discounted estimated future cash flows (using the Company's current interest rates earned on its investments) including an adjustment for risk that the timing or amount of cash flows will vary from management's estimate.

     Policyholder Funds On Deposit - Policyholder funds on deposit are supplementary contract reserves and dividend accumulations which represent deposits that do not have defined maturities. The carrying value of these funds is used as a reasonable estimate of fair value.




                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     The carrying amounts and fair values of financial instruments at December 31, 2003 consisted of the following:

--------------------------------------------------------------------------------

                                                       Carrying         Fair
                                                        amount          value
--------------------------------------------------------------------------------

     Financial Assets
              Bonds                                   $2,491,286     $2,602,362
              Mortgage loans                              19,006         22,160
              Short-term investments                      29,901         29,901
              Policy loans and other                      74,095         75,775
--------------------------------------------------------------------------------

                 Total investments                    $2,614,288     $2,730,198
              Asset valuation reserve                      4,621            --
--------------------------------------------------------------------------------

                 Total investments less asset
                    valuation reserve                 $2,609,667     $2,730,198
              Cash                                         4,202          4,202
--------------------------------------------------------------------------------

     Financial Liabilities
              Policyholder account
                balances on interest-sensitive
                life contracts                        $   87,249     $   85,302
              Annuity contract liabilities             1,499,267      1,361,788
              Other policyholder funds                   125,898        125,898
--------------------------------------------------------------------------------

     Fair value estimates shown above are dependent upon subjective assumptions and involve significant uncertainties resulting in variability in estimates with changes in assumptions. Fair value assumptions are based upon subjective estimates of market conditions and perceived risks of financial instruments at a certain point in time. The disclosed fair values do not reflect any premium or discount that could result from offering for sale at one time an entire holding of a particular financial instrument. In addition, potential taxes and other expenses that would be incurred in an actual sale or settlement are not reflected in amounts disclosed.



                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

(7) DIFFERENCES BETWEEN ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES OF AMERICA AND STATUTORY ACCOUNTING PRACTICES

       Statutory accounting practices differ in some respects from accounting principles generally accepted in the United States of America (GAAP). Under GAAP, the following applies:

       (a) Aggregate reserves for future life benefits are computed on the net level premium method using estimates of future investment yield, mortality, and withdrawal.

       (b) Aggregate reserve for annuity contracts are carried at accumulated policyholder values without reduction for potential surrender or withdrawal charges.

       (c) Annuity considerations and other fund deposits are reflected as deposits rather than revenue.

       (d) Acquisition costs are deferred and amortized in proportion to anticipated premiums over the terms of the insurance policies for individual life contracts and amortized over 20 years in proportion to estimated gross profits for interest-sensitive life and investment (annuity) contracts.

       (e) Non-admitted assets less applicable allowance accounts are restored to the balance sheet.

       (f) Asset valuation and interest maintenance reserves are not provided.

       (g) The assets and liabilities are revalued as of the date of acquisition of HMEC and its subsidiaries in August, 1989.

       (h) Realized investment gains (losses) resulting from changes in interest rates are recognized in income when the related security is sold.

       (i) Reinsurance ceded credits are recognized as assets in GAAP basis financial statements.

       (j) Fixed maturity investments (bonds) are categorized as available for sale. Such investments are carried at market with changes in market value charged or credited to unassigned surplus, net of deferred income taxes.

       (k) The statement of cash flows is presented in a format as prescribed by Statement of Financial Accounting Standards No. 95.

       (l)    A statement of comprehensive income is required.

       (m) Retroactive Coinsurance and modified coinsurance transactions are recognized as deposits. Statutory ceded premiums, ceded benefits paid, ceded change in reserves and change in surplus as the result of reinsurance are removed from GAAP reporting.


                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

       (n) The realization of deferred tax assets under GAAP is evaluated utilizing a "more likely than not" standard. A valuation allowance is established for deferred tax assets deemed not realizable using this standard. Under statutory accounting principles, the realization of deferred tax assets is determined utilizing an admissibility test outlined in statement of Statutory Accounting Principles No. 10 - Income Taxes. Any gross deferred tax assets determined to be not realizable are non-admitted for statutory accounting purposes. Additionally, changes in the balances of deferred tax assets and liabilities result in increases or decreases of income under GAAP, whereas under statutory accounting principles, these changes directly impact surplus.

     The aggregate effect of the foregoing differences has not been determined separately for the Company.

(8) REINSURANCE

     In the normal course of business, the Company cedes reinsurance to other insurers. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses; however, such a transfer does not relieve the originating insurance company of contingent liability.

     Information with respect to reinsurance ceded and assumed by the Company is set forth below.

--------------------------------------------------------------------------------

                                                  2003        2002        2001
--------------------------------------------------------------------------------

     Direct life insurance premiums             $111,223    $110,645    $113,257
     Life insurance premiums ceded:
              To ALIC                              1,525       1,521       1,586
              Coinsurance Modified coinsurance   118,813         --          --
              Other                               33,476       2,729       1,884
--------------------------------------------------------------------------------
     Net life insurance premiums as reported     (42,591)    106,395     106,787
              Modified coinsurance reclass*          --     (332,372)        --
--------------------------------------------------------------------------------
                                                 (42,591)   (225,977)    106,787

     Reserve adjustment on reinsurance ceded
              as reported                        118,813     (50,000)        --
              Modified coinsurance reclass*          --      332,372         --
--------------------------------------------------------------------------------
                                                 118,813     282,372         --

     Life insurance reserves ceded:
              To ALIC                             10,198       9,688       9,230
              To other companies                  53,179      53,448       3,075
     Accident and health premiums ceded:
              To other companies                   2,866       2,779       3,335
     Amounts recoverable from reinsurers
              on paid losses                       1,040       1,250       1,589
--------------------------------------------------------------------------------

     * Had the 2002 presentation followed that used in 2003, the balances reported for Life insurance premiums and Reserve adjustment on reinsurance ceded on the Statement of Operations would be adjusted by offsetting amounts with no differences in Total revenue as reported.



                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     The maximum amount of direct individual ordinary insurance retained on any standard life is $200 and a manimum of $100 or $125 is retained on each group life policy depending on the type of coverage. Amounts in excess of the retained portion are ceded on a yearly renewable term basis of reinsurance.

     During 2001, the Company entered into a quota share reinsurance agreement with Hartford Life and Accident Insurance Company to cede 50% of the Company's disability income policies.

     On December 31, 2003, the Company entered into a reinsurance agreement with the United States branch of Sun Life Assurance Company of Canada ("SLACC") which replaced the 2002 agreement with Sun Life Reinsurance Company Limited ("SLRCL"), a member of the Sun Life Financial Group. Under the terms of the December 31, 2003 agreement, which is expected to be in place for a five year period, the Company ceded to SLACC, on a combination coinsurance and modified coinsurance basis, a 75% quota share of the Company's in force interest-sensitive life block of business issued prior to January 1, 2002, representing an increase from the 58% quota share which was in place under the 2002 agreement. SLACC assumes its proportional share of all risks attendant to the business reinsured such as mortality, persistency and investment risk, reducing the Company's liabilities under statutory accounting principles to the extent of the ceded commission. The initial ceding commission received by the Company was $50.0 million and resulted in a $32.5 million after-tax increase in the Company's statutory surplus. Subsequent growth in the Company's statutory surplus is expected to be reduced by approximately $6.5 million annually, as the coinsurance reserve declines over the term of the agreement. Fees related to these transactions, which are anticipated to reduce the Company's pretax income by approximately $1 million in 2004, are also expected to decline over the term of the agreement. These transactions improved the statutory operating leverage and risk-based capital ratio of the Company in 2003 and 2002. The agreement contains a condition whereby the Company must maintain an S&P financial strength rating of BBB- or higher. If this condition is not maintained for a period of more than 60 consecutive days, the Company may recapture the agreement without penalty after giving 30 days written notice.

     At December 31, 2003 and 2002 the Company has outstanding surplus relief of $50,000 and modified coinsurance reserves of $405,279 and $282,372,respectively, related to the contract with SLACC.

(9) PENSION PLANS AND OTHER POSTRETIREMENT BENEFITS

     The Company is a member of the Horace Mann group of insurance companies. All the Company's personnel are employees of HMSC. Salaries, pension and related benefits are allocated to the Company for these services.

     PENSION PLANS

     All employees are covered by a defined contribution plan and participate in the Supplemental Retirement Savings (401(k)) Plan. Employees hired on or before December 31, 1998 are also covered under a defined benefit plan, with certain employees covered under a supplemental defined benefit plan or a supplemental defined contribution plan or both.



                                                                     (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

     Under the defined contribution plan, contributions are made to each participant's account based on compensation and years of service. Participants are 100% vested in this plan after 5 years of service.

     All employees participate in a 401(k) plan. Beginning January 1, 2002, HMSC automatically contributes 3% of eligible compensation in each employee's account, which is 100% vested at the time of the contribution. Each participant may contribute up to 20% of eligible compensation into their account. Prior to December 31, 2001, HMSC contributed an amount equal to 50% of the first 6% of eligible compensation contributed by the employee, and the HMSC contribution vested over 5 years at a rate of 20% per year of service.

     Amounts earned under the defined benefit and supplemental defined benefit plans are based on years of service and the highest average 36 consecutive months earnings under the plan through March 31, 2002. Effective April 1, 2002, participants stopped accruing benefits under the defined benefit and supplemental defined benefit plans but continue to retain the benefits they had accrued to date. Participants are 100% vested in these plans after 5 years of service.

     HMSC's policy with respect to funding the defined benefit plan is to contribute amounts which are actuarially determined to provide the plan with sufficient assets to meet future benefit payments consistent with the funding requirements of federal laws and regulations. For the defined contribution, 401(k) and defined benefit plans, investments have been set aside in a trust fund; whereas the supplemental retirement plans are non-qualified, unfunded plans.

     The Company has no obligations to current or former employees for benefits after their employment but before their retirement.

     Total allocated pension expense was $6,025, $7,716, and $4,664 for 2003, 2002 and 2001, respectively.

     POSTEMPLOYMENT BENEFITS

     In addition to providing pension benefits, HMSC also provides certain health care and life insurance benefits to retired employees and eligible dependents. Through December 31, 2003, employees who were at least 55 with 20 years of service were eligible to receive these benefits upon retirement. Effective January 1, 2004, only employees who were at least 50 with a minimum of 15 years of service in 2004 will be eligible to continue in this program. Postretirement benefits other than pensions of active and retired employees are accrued as expense over the employees' service years. The allocated cost of these benefits totaled $195, $912, and $672 for the years ended December 31, 2003, 2002 and 2001, respectively.



                                                                    (Continued)

HORACE MANN LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

(In thousands)
--------------------------------------------------------------------------------

(10) LAWSUITS AND LEGAL PROCEEDINGS

     In December 2000, HMEC recorded an after tax charge of $5,000, representing HMEC's best estimate of the actual and anticipated costs of defending and ultimately resolving litigation brought against HMEC and the Company in regards to its disability insurance product. The lawsuit is a class action on behalf of certain policyholders who purchased the Company's disability insurance product and allege that they were not adequately made aware of certain features. At January 1, 2001 under the guidance of SSAP 5, a $1,667 charge to the Company's surplus was recorded and a contingent liability for litigation was established. The liability on the books of HMEC was reduced by an offsetting amount, representing the Company's allocation of the cost to settle this litigation.

     In July 2001, a settlement agreement was submitted to the court which provided additional benefits for current policyholders and compensation to those who demonstrated they did not understand what they purchased, and was approved by the court on October 31, 2001. The settlement was finalized on November 30, 2001 and has been administered. The liability established in 2000 was adequate to resolve the matter. Disability insurance represented 1% of the Company's insurance premiums written and contract deposits for the year ended December 31, 2003 and 2002.

     There are various lawsuits and legal proceedings against the Company. Management and legal counsel are of the opinion that the ultimate disposition of such litigation will have no material adverse effect on the Company's financial position or results of operation.

(11) RISK-BASED CAPITAL

     The insurance departments of various states, including the Company's domiciliary state of Illinois impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

     The RBC guidelines define specific capital levels where regulatory intervention is required based on the ratio of the Company's actual total adjusted capital (sum of capital and surplus and AVR) to control levels determined by the RBC formula. At December 31, 2003, the Company's actual total adjusted capital was $236,806 and the authorized control level risk-based capital was $26,297.

(12) OTHER ITEMS

     The Company had one life claim as a result of the September 11 events which totaled $30.

                       HORACE MANN LIFE INSURANCE COMPANY

          SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES - SCHEDULE A

              ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2003


The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.


INVESTMENT INCOME EARNED:

         U. S. Government Bonds                                  $    9,132,332
         Other bonds (unaffiliated)                                 139,678,752
         Bonds of affiliates                                                --
         Preferred stocks (unaffiliated)                                    --
         Preferred stocks of affiliates                                     --
         Common stocks (unaffiliated)                                        26
         Common stocks of affiliates                                        --
         Mortgage loans                                               1,686,972
         Real estate                                                        --
         Premium notes, policy loans & liens                          4,759,100
         Cash on hand and on deposit                                        --
         Short-term investments                                       1,008,651
         Other invested assets                                              --
         Derivative instruments                                             --
         Aggregate write-ins for investment income                          867
                                                                 --------------
         Gross investment income                                    156,266,700
                                                                 ==============

REAL ESTATE OWNED - BOOK VALUE LESS ENCUMBRANCES                            --
                                                                 ==============

MORTGAGE LOANS - BOOK VALUE:
         Farm mortgages                                          $          --
         Residential mortgages                                          366,388
         Commercial mortgages                                        18,639,224
                                                                 ==============

         Total mortgage loans                                    $   19,005,612
                                                                 ==============

MORTGAGE LOANS BY STANDING - BOOK VALUE:
         Good standing                                           $   19,005,612
                                                                 ==============
         Good standing with restructured terms                              --
                                                                 ==============
         Interest overdue more than 90 days,
              not in foreclosure                                 $          --
                                                                 ==============
         Foreclosure in process                                             --
                                                                 ==============




See accompanying independent auditors' report.

                       HORACE MANN LIFE INSURANCE COMPANY

              ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2003


OTHER LONG TERM ASSETS - STATEMENT VALUE                         $          --
                                                                 ==============
COLLATERAL LOANS                                                            --
                                                                 ==============
BONDS AND STOCKS OF PARENTS, SUBSIDIARIES
   AND AFFILIATES - BOOK VALUE
         Bonds                                                              --
                                                                 ==============
         Preferred Stocks                                                   --
                                                                 ==============
         Common Stocks                                                      --
                                                                 ==============

BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:
         Bonds by Maturity - Statement Value
            Due within 1 year or less                            $  224,334,918
            Over 1 year through 5 years                             555,553,003
            Over 5 years through 10 years                           920,912,106
            Over 10 years through 20 years                          190,735,455
            Over 20 years                                           629,651,293
                                                                 --------------

            Total by Maturity                                    $2,521,186,775
                                                                 ==============
         Bonds by Class - Statement Value
            Class 1                                              $1,839,917,722
            Class 2                                                 560,922,037
            Class 3                                                  45,097,945
            Class 4                                                  62,240,633
            Class 5                                                   2,797,329
            Class 6                                                  10,211,109
                                                                 --------------
            Total by Class                                       $2,521,186,775
                                                                 ==============
            Total Bonds Publicly Traded                          $2,438,060,166
                                                                 --------------
            Total Bonds Privately Placed                         $   83,126,609
                                                                 --------------
PREFERRED STOCKS - STATEMENT VALUE                                      138,586
                                                                 ==============
COMMON STOCKS - MARKET VALUE                                     $          --
                                                                 ==============
SHORT-TERM INVESTMENTS - BOOK VALUE                              $   29,900,821
                                                                 ==============
OPTIONS, CAPS, FLOORS OWNED - STATEMENT VALUE                               --
                                                                 ==============
OPTIONS, CAPS, FLOORS WRITTEN AND IN FORCE - STATEMENT VALUE                --
                                                                 ==============
COLLAR, SWAPS AND FORWARD AGREEMENTS OPEN - STATEMENT VALUE                 --
                                                                 ==============
FUTURES CONTRACTS OPEN - CURRENT VALUE                                      --
                                                                 ==============
CASH ON DEPOSIT                                                  $    4,202,230
                                                                 ==============



See accompanying independent auditors' report.

                       HORACE MANN LIFE INSURANCE COMPANY

              ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2003


LIFE INSURANCE IN FORCE:
         Industrial                                                         --
                                                                ===============
         Ordinary                                               $11,527,522,000
                                                                ===============
         Credit Life                                                        --
                                                                ===============
         Group Life                                             $ 1,735,751,000
                                                                ===============

Amount of Accidental Death Insurance In Force Under
   Ordinary Policies                                            $   435,750,000
                                                                ===============

LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS
   IN FORCE:
         Industrial                                                         --
                                                                ===============
         Ordinary                                               $   352,005,000
                                                                ===============
         Credit Life                                                        --
                                                                ===============
         Group Life                                             $ 1,690,378,000
                                                                ===============

SUPPLEMENTAL CONTRACTS IN FORCE:
         Ordinary - Not Involving Life Contingencies

            Amount on Deposit                                   $   122,222,281
                                                                ===============
            Income Payable                                      $    21,671,107
                                                                ===============
         Ordinary - Involving Life Contingencies
            Income Payable                                      $    12,096,664
                                                                ===============
         Group - Not Involving Life Contingencies
            Amount on Deposit                                               --
                                                                ===============
            Income Payable                                                  --
                                                                ===============
         Group - Involving Life Contingencies
            Income Payable                                                  --
                                                                ===============
ANNUITIES:
   Ordinary:
         Immediate - Amount of Income Payable                               --
                                                                ===============
         Deferred - Fully Paid Account Balance                  $       226,070
                                                                ===============
         Deferred - Not Fully Paid Account Balance              $ 1,358,738,599
                                                                ===============
   Group:
         Amount of Income Payable                                           --
                                                                ===============
         Fully Paid Account Balance                                         --
                                                                ===============
         Not Fully Paid Account Balance                         $    39,822,597
                                                                ===============



See accompanying independent auditors' report.

                       HORACE MANN LIFE INSURANCE COMPANY

              ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 2003


ACCIDENT AND HEALTH INSURANCE PREMIUMS IN FORCE:
         Ordinary                                               $     3,596,775
                                                                ===============
         Group                                                        4,333,150
                                                                ===============
         Credit                                                             --
                                                                ===============

DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
         Deposit Funds - Account Balance                                  4,265
                                                                ===============
         Dividend Accumulations - Account Balance               $     3,172,688
                                                                ===============

CLAIM PAYMENTS CALENDAR YEAR 2003
         Group Accident and Health Year
            Year Incurred
               2003                                             $        27,710
                                                                ===============
               2002                                             $       798,269
                                                                ===============
               2001                                             $       389,749
                                                                ===============
               2000                                             $       365,002
                                                                ===============
               1999                                             $       179,408
                                                                ===============
               Prior                                            $       123,527
                                                                ===============

         Other Accident & Health
            Year Incurred
               2003                                             $       470,672
                                                                ===============
               2002                                             $       587,518
                                                                ===============
               2001                                             $        63,304
                                                                ===============
               2000                                             $        55,106
                                                                ===============
               1999                                             $        67,474
                                                                ===============
               Prior                                            $       129,802
                                                                ===============

         Other Coverages that Use Developmental Methods
            to Calculate Claims Reserves
            Year Incurred
               2003                                                         --
                                                                ===============
               2002                                                         --
                                                                ===============
               2001                                                         --
                                                                ===============
               2000                                                         --
                                                                ===============
               1999                                                         --
                                                                ===============
               Prior                                                        --
                                                                ===============



See accompanying independent auditors' report.

                       Horace Mann Life Insurance Company
                    Summary Investment Schedule - Schedule B
                                December 31, 2003
                                 (In thousands)

                                                                                    Admitted Assets as
                                                            Gross Investment          Reported in the
         Investment Categories                                  Holdings              Annual Statement
---------------------------------------------------------------------------------------------------------
Bonds:
     US Treasury securities                             $  135,631      5.180%     $  135,631      5.178%
     US government agency obligations:
         Issued by US government agencies                   53,207      2.032          53,207      2.031
         Issued by US government sponsored
            agencies                                        46,833      1.789          46,833      1.788
     Foreign government                                     33,134      1.265          33,134      1.265
     Securities issued by states, territories
      and possessions and political
      subdivisions in the US:
         States, territories and possessions
          general obligations                                8,000      0.306           8,000      0.305
         Political subdivisions of states,
          territories and possessions and political
          subdivisions general obligations                    --        0.000            --        0.000
         Revenue and assessment obligations                 44,479      1.699          44,479      1.698
         Industrial development and
          similar obligations                                 --        0.000            --        0.000
     Mortgage-backed securities:
         Pass-through securities:
              Guaranteed by GNMA                            60,891      2.325          60,891      2.325
              Issued by FNMA and FHLMC                     582,377     22.241         582,377     22.235
              Privately issued                                 235      0.009             235      0.009
         CMOs and REMICs:
              Issued by FNMA and FHLMC                      15,839      0.605          15,839      0.605
              Privately issued and collateralized
               by MBS issued or guaranteed by
               GNMA, FNMA, or FHLMC                           --        0.000            --        0.000
              All other privately issued                    25,123      0.959          25,123      0.959

Other debt and other fixed income
 securities (excluding short-term):
     Unaffiliated domestic securities                    1,364,147     52.097       1,364,147     52.082
     Unaffiliated foreign securities                       121,390      4.636         121,390      4.636
     Affiliated securities                                    --        0.000            --        0.000

Equity interests:
     Investments in mutual funds                              --        0.000            --        0.000
     Preferred stocks:
         Affiliated                                           --        0.000            --        0.000
         Unaffiliated                                          139      0.005             139      0.005
     Publicly traded equity securities:
         Affiliated                                           --        0.000            --        0.000
         Unaffiliated                                         --        0.000            --        0.000

See accompanying independent auditors' report.                       (Continued)

                       Horace Mann Life Insurance Company
              Summary Investment Schedule - Schedule B (Continued)
                                December 31, 2003
                                 (In thousands)

                                                                                    Admitted Assets as
                                                            Gross Investment          Reported in the
         Investment Categories                                  Holdings              Annual Statement
---------------------------------------------------------------------------------------------------------
Equity interests (continued)
     Other equity securites:
         Affiliated                                     $     --        0.000%     $     --        0.000%
         Unaffiliated                                         --        0.000            --        0.000
     Other equity interests including tangible
      personal property under leases:
         Affiliated                                           --        0.000            --        0.000
         Unaffiliated                                         --        0.000            --        0.000

Mortgage loans:
     Construction and land development                        --        0.000            --        0.000
     Agricultural                                             --        0.000            --        0.000
     Single family residential properties                      366      0.014             366      0.014
     Multifamily residential properties                       --        0.000            --        0.000
     Commercial loans                                       18,640      0.712          18,640      0.712

Real estate investments:
     Property occupied by company                             --        0.000            --        0.000
     Property held for the production of income               --        0.000            --        0.000
     Property held for sale                                   --        0.000            --        0.000

Policy loans                                                73,956      2.824          73,956      2.824

Receivable for securities                                     --        0.000             699      0.027

Cash and short-term investments                             34,103      1.302          34,103      1.302

Other invested assets                                         --        0.000            --        0.000
---------------------------------------------------------------------------------------------------------
Total invested assets                                   $2,618,490        100%     $2,619,189        100%
---------------------------------------------------------------------------------------------------------

See accompanying independent auditors' report.                       (Continued)

                       Horace Mann Life Insurance Company
     Schedule of Supplemental Investment Risks Interrogatories - Schedule C
                                December 31, 2003
                                 (In thousands)


1.)   Total admitted assets excluding separate account:$2,718,661



2.)   10 Largest exposures to a single issuer/borrower/investment:

            Issuer                          Investment Category              Amount         Percentage
 ------------------------------------------------------------------------------------------------------
      General Electric                  Indust., Misc.-Issuer Oblig.         $23,447            0.9%
      HSBC                              Indust., Misc.-Issuer Oblig.          22,931            0.8
      Ford                              Indust., Misc.-Issuer Oblig.          17,044            0.6
      Wal-Mart                          Indust., Misc.-Issuer Oblig.          16,438            0.6
      Verizon                           Indust., Misc.-Issuer Oblig.          16,002            0.6
      Norsyk Hydro                      Indust., Misc.-Issuer Oblig.          15,530            0.6
      Bellsouth                         Indust., Misc.-Issuer Oblig.          14,964            0.6
      National Australia Bank           Indust., Misc.-Issuer Oblig.          14,908            0.5
      Mellon Financail                  Indust., Misc.-Issuer Oblig.          14,888            0.5
      Alcoa                             Indust., Misc.-Issuer Oblig.          14,759            0.5

3.)   Total admitted assets held in bonds and preferred stocks by NAIC rating:

      Bonds             Amount            Percentage           Stocks          Amount       Percentage
 ------------------------------------------------------------------------------------------------------
      NAIC-1         $1,810,017              66.6%             P/RP-1             $-            0.0%
      NAIC-2            560,922              20.6              P/RP-2              -            0.0
      NAIC-3             45,098               1.7              P/RP-3              -            0.0
      NAIC-4             62,241               2.3              P/RP-4            139            0.0
      NAIC-5              2,797               0.1              P/RP-5              -            0.0
      NAIC-6             10,211               0.4              P/RP-6              -            0.0

4.) Admitted assets held in foreign investments and unhedged foreign currency exposure:

       Foreign-currency denominated investments of:                           $     0        0.0%
       Foreign-currency denominated supporting insurance liabilities of:      $     0        0.0
       Excluding Canadian investments and currency exposure of:               $62,555        2.3

5.) Aggregate foreign investment exposure categorized by NAIC sovereign rating:

                                                                       Amount               Percentage
 ------------------------------------------------------------------------------------------------------
       Countries rated by NAIC-1                                       $44,930                 1.7%
       Countries rated by NAIC-2                                        36,640                 1.3
       Countries rated by NAIC-3 or below                               10,399                 0.4

See accompanying independent auditors' report.                       (Continued)

                       Horace Mann Life Insurance Company
     Schedule of Supplemental Investment Risks Interrogatories - Schedule C
                                  (Continued)
                                December 31, 2003
                                 (In thousands)


6.) Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:

                                                                 Amount                Percentage
 ------------------------------------------------------------------------------------------------------
           Countries rated by NAIC-1
               Country:       Norway                            $15,530                   0.6%
               Country:       Australia                          14,908                   0.5
           Countries rated by NAIC-2
               Country:       Netherlands                        10,829                   0.4
               Country:       Mexico                             10,111                   0.4
           Countries rated by NAIC-3 or below
               Country:       Luxembourg                         10,399                   0.4
               Country:

7.)   Aggregate unhedged foreign currency exposure:

                      N/A

8.) Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                      N/A

9.) Two largest unhedged foreign currency exposures to a single country, categorized by the country's NAIC sovereign rating:

                      N/A

10.)  10 largest non-sovereign foreign issues:

                  Issuer                           NAIC Rating          Amount            Percentage
 ------------------------------------------------------------------------------------------------------
        National Australia Bank                         1               $14,908               0.5%
        United Mexican States                           2                10,111               0.4
        Telecom Italia Captial                          2                 9,968               0.4
        Norsk Hydro                                     1                 9,201               0.3
        International Nederland Bank                    1                 7,671               0.3
        Tyco Intl Group                                 3                 6,945               0.3
        Deutsche Telecom                                2                 6,425               0.2
        Norsk Hydro                                     1                 6,329               0.2
        Deutsche Telecom                                2                 4,404               0.2
        ABN Amro                                        1                 4,254               0.2

See accompanying independent auditors' report.                       (Continued)

                       Horace Mann Life Insurance Company
     Schedule of Supplemental Investment Risks Interrogatories - Schedule C
                                   (Continued)
                                December 31, 2003
                                 (In thousands)


11.) Assets held in Canadian investments and unhedged Canadian currency exposure:

         Canadian-currency denominated investments of:                       $62,555      2.3%
         Canadian denominated supporting insurance liabilities of:           $     0      0.0

12.)  Aggregate Canadian investment exposure:

                      N/A

13.) There were no admitted assets held in investments with contractual sales restrictions.


14.)  There were no admitted assets held in equity interests.


15.) There were no admitted assets held in nonaffiliated, privately placed equities.


16.)  There were no admitted assets held in general partnership interests.


17.) There were no admitted assets held in mortgage loans reported in the Annual Statement in Schedule B that exceeded 2.5% of the Company's total admitted assets.


















See accompanying independent auditors' report.                       (Continued)

                       Horace Mann Life Insurance Company
     Schedule of Supplemental Investment Risks Interrogatories - Schedule C
                                   (Continued)
                                December 31, 2003
                                 (In thousands)


18.) Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

         Loan-to-Value           Residential               Commercial               Agricultural
 ------------------------------------------------------------------------------------------------------
         Above 95%            $  -        0.0%          $     -    0.0%           $ -         0.0%
         91% to 95%              -        0.0                 -    0.0              -         0.0
         81% to 90%              -        0.0                 -    0.0              -         0.0
         71% to 80%              -        0.0                 -    0.0              -         0.0
         below 70%               -        0.0                 -    0.0              -         0.0

         Construction loans                                                         -         0.0
         Mortgage loans over 90 days past due                                       -         0.0
         Mortgage loans in the process of foreclosure                               -         0.0
         Mortgage loans foreclosed                                                  -         0.0
         Restructure mortgage loans                                                 -         0.0

19.) There were no assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in the Annual Statement Schedule A that exceeded 2.5% of the Company's total admitted assets.

20.)  Total admitted assets subject to the following types of agreements:

                                             At Year End                 At End of Each Quarter
            Admitted Type               Amount       Percentage     1st Qtr      2nd Qtr     3rd Qtr
 ------------------------------------------------------------------------------------------------------
         Securities lending            $22,021          0.8%        $369,020    $391,513    $433,413
         Repurchase                          -          0.0                -           -           -
         Reverse repurchase                  -          0.0                -           -           -
         Dollar repurchase                   -          0.0                -           -           -
         Dollar reverse repurchase           -          0.0                -           -           -

21.) Warrants not attached to other financial instruments, options, caps, and floors:

                                             Owned                               Written
 ------------------------------------------------------------------------------------------------------
         Hedging                         $ -         0.0%                     $ -       0.0%
         Income generation                 -         0.0                        -       0.0
         Other                             -         0.0                        -       0.0

See accompanying independent auditors' report.                       (Continued)

                       Horace Mann Life Insurance Company
     Schedule of Supplemental Investment Risks Interrogatories - Schedule C
                                  (Continued)
                                December 31, 2003
                                 (In thousands)


22.)  Potential exposure for collars, swaps and forwards:

                                         At Year End               At End of Each Quarter
                                                               1st Qtr     2nd Qtr     3rd Qtr
 ------------------------------------------------------------------------------------------------------
         Hedging                      $ -          0.0%          $ -         $ -         $ -
         Income generation              -          0.0             -           -           -
         Replications                   -          0.0             -           -           -
         Other                          -          0.0             -           -           -

23.)  Potential exposure for future contracts:

                                         At Year End               At End of Each Quarter
                                                               1st Qtr     2nd Qtr     3rd Qtr
 ------------------------------------------------------------------------------------------------------
         Hedging                      $ -          0.0%          $ -         $ -         $ -
         Income generation              -          0.0             -           -           -
         Replications                   -          0.0             -           -           -
         Other                          -          0.0             -           -           -

24.) All investments included in the Write-ins for Invested Assets category included on the Summary Investment Schedule in the Annual Statement:

                      N/A


See accompanying independent auditors' report.

                       HORACE MANN LIFE INSURANCE COMPANY
 SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES - SCHEDULE I
                                DECEMBER 31, 2003
                             (AMOUNTS IN THOUSANDS)

                                                                                      Amount
                                                                                     shown in
                                                                                      Balance
Type of investments                               Cost(1)          Fair Value          Sheet
-----------------------------------------------------------------------------------------------
Debt securities:
      Bonds:
           U.S. Government and government
               agencies and  authorities         $  876,825        $  893,066        $  876,825
           State, municipalities and
               political subdivisions                52,479            53,209            52,479
           Foreign government bonds                  33,134            36,193            33,134
           Public utilities                         122,676           128,236           122,676
           Other corporate bonds                  1,406,172         1,491,658         1,406,172
                                                 ----------        ----------        ----------

               Total debt securities             $2,491,286        $2,602,362        $2,491,286
                                                 ----------        ----------        ----------

Equity securities:

      Preferred stocks:
           Industrial and miscellaneous                 139               152               139
                                                 ----------        ----------        ----------

               Total equity securities                 --          $     --                --
                                                 ----------        ==========        ----------

Mortgage loans on real estate                        19,006               XXX            19,006
Real estate                                            --                 XXX              --
Policy loans                                         73,956               XXX            73,956
Short-term investments                               29,901               XXX            29,901
Other investments                                      --                 XXX              --

               Total investments                 $2,614,288               XXX        $2,614,288
                                                 ==========                          ==========

(1) Debt securities are carried at amortized cost or investment values prescribed by the National Association of Insurance Commissioners.

(2)   Real estate acquired in satisfaction of indebtedness is $0.

(3) Differences between cost and amounts shown in the balance sheet for investments, other than equity securities, represent non-admitted investments.

See accompanying independent auditors report.

                       HORACE MANN LIFE INSURANCE COMPANY
             SUPPLEMENTARY INSURANCE INFORMATION - SCHEDULE III & VI
              For the years ended December 31, 2003, 2002 and 2001
                             (Amounts in thousands)

                                          As of December 31,                            For the years ended December 31,
                          ----------------------------------------------  ---------------------------------------------------------
                                                               Premium
                            Future                             revenue
                            policy                  Other        and
                           benefits                 policy     annuity,                Benefits, Amortization
               Deferred    losses,                  claims     pension                  claims,  of deferred
                policy      claims                   and      and other       Net     losses and    policy      Other     Premiums
              acquisition  and loss    Unearned    benefits    contract   investment  settlement acquisition  operating    written
Segment         cost(1)   expenses(3) premiums(3)   payable considerations  income     expenses    costs(1)    expenses      (2)
              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
2003:
 Life                     $  779,616              $    3,703  $  (42,591) $   47,655  $   80,417              $   46,169
 Annuity                   1,400,911                    --       296,615      88,735     342,380                  42,106
 Supplementary
   Contracts                 100,614                 122,222       6,509      15,640      18,646                   1,640
 Accident and
   Health                     11,557                      18       5,164       1,361       1,953                   3,413
              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Total                    $2,292,698              $  125,943  $  265,697  $  153,391  $  443,396              $   93,328
              ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

2002:
 Life                     $  741,058              $    3,657  $  106,395  $   51,556  $   43,673              $   49,419
 Annuity                   1,269,360                      37     261,509      91,930     316,127                  39,852
 Supplementary
   Contracts                  99,499                 117,246       4,778      16,228      17,160                   1,718
 Accident and
   Health                     12,742                      31       6,280       1,696       2,463                   3,647
              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Total                    $2,122,659              $  120,971  $  378,962  $  161,410  $  379,423              $   94,636
              ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

2001:
 Life                     $  759,497              $    3,814  $  109,787  $   52,860  $   98,095              $   49,653
 Annuity                   1,161,739                      43     239,125      91,104     293,657                  34,204
 Supplementary
   Contracts                  99,763                 114,035       9,109      16,083      19,626                   1,856
 Accident and
   Health                     15,082                      12       7,188       1,802       3,818                   3,319
              ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
 Total                    $2,036,081              $  117,904  $  365,209  $  161,849  $  415,196              $   89,032
              ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

(1) Does not apply to financial statements of life insurance companies which are prepared on a statutory basis.
(2)      Does not apply to life insurance.
(3) Unearned premiums and other deposit funds are included in future policy benefits, losses, claims and loss expenses.

     See accompanying independent auditors' report.

                       HORACE MANN LIFE INSURANCE COMPANY
                            REINSURANCE - SCHEDULE IV
              For the years ended December 31, 2003, 2002 and 2001
                             (Amounts in thousands)

                                                                                                                  Percentage
                                                            Ceded to         Assumed                               of amount
                                            Gross            other          from other         Net                  assumed
                                            amount          companies         assumed         amount                 To net
                                         ----------------------------------------------------------------------------------
2003: Life insurance in force            $ 13,263,273     $  5,592,969     $       --       $  7,670,304               0.0%
                                         ============     ============     ============     ============               ===
            Premiums and annuity,
            pension and other
            contract considerations:
            Life insurance               $    111,223     $    153,814     $       --       $    (42,591)              0.0%
            Annuity                           296,615             --               --            296,615               0.0%
            Supplementary contracts             6,509             --               --              6,509
            Accident and health                 8,029            2,866             --              5,164               0.0%
                                         ------------     ------------     ------------     ------------               ---
            Total premiums               $    422,376     $    156,680     $       --       $    265,697               0.0%
                                         ============     ============     ============     ============               ===

2002: Life insurance in force            $ 13,196,369     $  4,789,686     $       --       $  8,406,683               0.0%
                                         ============     ============     ============     ============               ===

            Premiums and annuity,
            pension and other
            contract considerations:
            Life insurance               $    110,645     $      4,250     $       --       $    106,395               0.0%
            Annuity                           261,509             --               --            261,509               0.0%
            Supplementary contracts             4,778             --               --              4,778
            Accident and health                 9,059            2,779             --              6,280               0.0%
                                         ------------     ------------     ------------     ------------               ---
            Total premiums               $    385,991     $      7,029     $       --       $    378,962               0.0%
                                         ============     ============     ============     ============               ===

2001: Life insurance in force            $ 13,216,146     $  1,182,881     $       --       $ 12,033,265               0.0%
                                         ============     ============     ============     ============               ===

            Premiums and annuity,
            pension and other
            contract considerations:
            Life insurance               $    113,257     $      3,470     $       --       $    109,787               0.0%
            Annuity                           239,125             --               --            239,125               0.0%
            Supplementary contracts             9,109             --               --              9,109
            Accident and health                10,543            3,355             --              7,188               0.0%
                                         ------------     ------------     ------------     ------------               ---
            Total premiums               $    372,034     $      6,825     $       --       $    365,209               0.0%
                                         ============     ============     ============     ============               ===

            See accompanying independent auditors' report.

PART C

                                OTHER INFORMATION

               HORACE MANN LIFE INSURANCE COMPANY SEPARATE ACCOUNT

Item 24.  Financial Statements and Exhibits
-------------------------------------------

(a) Financial Statements
------------------------

Part A
------

Condensed financial information of the Registrant

Part B
------

Annual Report for the Registrant:

-- Independent Auditors Report
-- Statements of Net Assets - December 31, 2003
-- Statements of Operations - For the Year Ended December 31, 2003
-- Statements of Changes in Net Assets For the Year Ended December 31, 2003 -- Statements of Changes in Net Assets For the Year Ended December 31, 2002 -- Notes to Financial Statements - December 31, 2003



Financial statements for Horace Mann Life Insurance Company

-- Independent Auditors Report
-- Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus



As of December 31, 2003 and 2002

-- Statutory Statements of Operations - For the Years Ended December 31,
   2003,2002 and 2001
-- Statutory Statements of Capital and Surplus - For the Years Ended
   December 31, 2003, 2002 and 2001
-- Statutory Statements of Cash Flow - For the Years Ended December 31, 2003,
   2002 and 2001
-- Notes to Statutory Financial Statements - December 31, 2003, 2002 and 2001

(b) Exhibits
------------

(1)  Resolution of Board of Directors ..............Incorporated by reference to
                                                    Post Effective Amendment 63

(2)  Agreements for custody ........................Not Applicable

(3)  Underwriting Agreement ........................Incorporated by reference to
                                                    Post Effective Amendment 63

(4)  Form of Variable Annuity Contract .............Incorporated by reference to
                                                    Post Effective Amendment 76

(5)  Form of application .......................... Incorporated by reference to
                                                    Post Effective Amendment 76

(6)  Certificate of incorporation and bylaws ...... Incorporated by reference to
                                                    Initial Registration
                                                    Statement

(7)  Contract of Reinsurance ...................... Not Applicable

(8)  Other Contracts .............................. Not Applicable

(9)  Opinion and Consent of Counsel................ Filed herewith

(10) Independent Auditors Consent ................. Filed herewith

(11) Financial Statement Schedules for Horace Mann Life Insurance Company and
     the Independent Auditors' Report thereon ..... Filed herewith

(12) Agreement regarding initial capital .......... Incorporated by reference to
                                                    Initial Registration
                                                    Statement


Item 25.  Directors and Officers of the Depositor
-------------------------------------------------


The directors and officers of Horace Mann Life Insurance Company, who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant, are listed below. Their principal business address is One Horace Mann Plaza, Springfield, Illinois 62715.


Name                      Position & Office with Depositor
----                      --------------------------------

Peter H. Heckman          Director and Executive Vice President,
                          Chief Financial Officer

Ann M. Caparros           Director, Vice President, General Counsel,
                          Corporate Secretary & Chief Compliance Officer

Valerie A. Chrisman       Director

Louis G. Lower II         Director, Chairman, President &
                          Chief Executive Officer


Paul D. Andrews           Director and Vice President


Angela S. Christian       Vice President & Treasurer

Item 26.  Persons Controlled by or Under Common Control with the Depositor or
-----------------------------------------------------------------------------
          Registrant
          ----------

                                      |  Allegiance Life Insurance Company -------------------| Horace Mann Life Insurance Company
                                      |  IL FEIN # 95-1858796 NAIC # 62790                    | IL FEIN # 37-0726637 NAIC # 64513
                                      |
                                      |  Educators Life Insurance Company of America
                                      |  AZ FEIN # 86-0204233 NAIC # 75892
                                      |
                                      |  Horace Mann Service Corporation
                                      |  IL FEIN # 37-0972590
                                      |
                                      |  Well-Care Inc.
                                      |  IL FEIN # 37-0984609
                                      |
Horace Mann Educators Corporation ----|  Horace Mann Investors, Inc.
DE FEIN # 37-0911756                  |  MD FEIN # 37-0792966
                                      |
                                      |  Horace Mann Lloyds Management Corp.------------------| Horace Mann Lloyds
                                      |  TX FEIN # 37-1386476                                 | TX FEIN # 37-1386478 NAIC # 10996
                                      |
                                      |  Horace Mann Insurance Company------------------------| Horace Mann General Agency
                                      |  IL FEIN # 59-1027412 NAIC # 22578                    | TX FEIN # 76-0616793
                                      |
                                      |  Teachers Insurance Company
                                      |  IL FEIN # 23-1742051 NAIC # 22683
                                      |
                                      |  Horace Mann Property & Casualty Insurance Company
                                      |  CA FEIN # 95-2413390 NAIC # 22756


The Registrant is a separate account of Horace Mann Life Insurance Company. Horace Mann Life Insurance Company (an Illinois Corporation) is a wholly owned subsidiary of Allegiance Life Insurance Company (an Illinois Corporation). Allegiance Life Insurance Company and Horace Mann Investors, Inc. (a Maryland Corporation), principal underwriter of the Registrant, are wholly-owned subsidiaries of Horace Mann Educators Corporation (a Delaware Corporation), a publicly held corporation.


Item 27.  Number of Contract Owners
-----------------------------------


As of March 26, 2004, the number of Contract Owners of Horace Mann Life Insurance Company Separate Account was 123,683, of which 117,701 were qualified contract owners and 5,982 were non-qualified Contract Owners.



Item 28.  Indemnification
-------------------------

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Act, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

According to Section 21 of the Distribution Agreement, Horace Mann Life Insurance Company agrees to indemnify Horace Mann Investors, Inc. for any liability Horace Mann Investors, Inc. may incur to a Contract Owner or party-in-interest under a Contract (i) arising out of any act or omission in the course of, or in the connection with, rendering services under this Agreement, or (ii) arising out of the purchase, retention or surrender of a Contract; provided however the Horace Mann Life Insurance Company will not indemnify Horace Mann Investors, Inc. for any such liability that results from the willful misfeasance, bad faith or gross negligence of Horace Mann Investors, Inc., or from the reckless disregard, by Horace Mann Investors, Inc., of its duties and obligations arising under the Distribution Agreement.

Item 29.  Principal Underwriters
--------------------------------

(a) Horace Mann Investors, Inc., the underwriter of Horace Mann Life Insurance Company Separate Account, acts as principal underwriter for Horace Mann Life Insurance Company Separate Account B and Horace Mann Life Insurance Company Allegiance Separate Account A.

(b) The following are the directors and officers of Horace Mann Investors, Inc. Their principal business address is One Horace Mann Plaza, Springfield, Illinois 62715.

Name                               Position with Underwriter
----                               -------------------------
Christopher M. Fehr                President

Peter H. Heckman                   Director

Ann M. Caparros                    Secretary

Roger B. Hayashi                   Broker/Dealer Compliance Officer &
                                   Anti-Money Laundering Officer

Diane M. Barnett                   Tax Compliance Officer

Angela S. Christian                Treasurer


(c) The following is a listing of the commissions and other compensation received by the principal underwriter from the Registrant during the fiscal year ended December 31, 2003:

================================================================================
                    NET UNDERWRITING
NAME OF PRINCIPAL    DISCOUNTS AND      COMPENSATION    BROKERAGE
   UNDERWRITER         COMMISSION       ON REDEMPTION   COMMISSION  COMPENSATION
-----------------   ----------------    -------------   ----------  ------------
Horace Mann            $4,723,014            N/A           N/A          N/A
Investors, Inc.
================================================================================

Item 30.  Location of Accounts and Records
------------------------------------------

Horace Mann Investors, Inc., underwriter of the Registrant, is located at One Horace Mann Plaza, Springfield, Illinois 62715. It maintains those accounts and records associated with its duties as underwriter required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Horace Mann Life Insurance Company, the depositor, is located at One Horace Mann Plaza, Springfield, Illinois 62715. It maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder that are not maintained by Horace Mann Investors, Inc.


Item 31.  Management Services
-----------------------------

Not applicable.


Item 32.  Undertakings
----------------------

(a) Horace Mann Life Insurance Company and the Registrant are relying on a no-action letter from the Securities and Exchange Commission that was issued to the American Council of Life Insurance and made publicly available on November 28, 1988. That letter outlines conditions that must be met if a company offering registered annuity contracts imposes the limitations on surrenders and withdrawals on section 403(b) contracts as required by the Internal Revenue Code. Horace Mann Life Insurance Company and the Registrant are in compliance with the conditions of that no-action letter.

(b) Horace Mann Life Insurance Company represents that the fees and charges deducted under the Variable Annuity Contract in the aggregrate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES
                                   ----------

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485 under the Securities Act of 1933 for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Springfield and State of Illinois, on this 26th day of April, 2004.

                              BY: HORACE MANN INSURANCE COMPANY SEPARATE ACCOUNT
                                  ----------------------------------------------
                                                 (Registrant)

                                      By: Horace Mann Life Insurance Company
                                          ----------------------------------
                                                  (Depositor)

Attest: /s/ ANN M. CAPARROS           By: /s/ LOUIS G. LOWER II
        -------------------               ----------------------------------
        Ann M. Caparros                   Louis G. Lower II, President
        Corporate Secretary               and Chief Executive Officer
        of the Depositor                  of the Depositor


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                    TITLE                           DATE
---------                    -----                           ----

/s/ LOUIS G. LOWER II        Director, Chairman,             April 26, 2004
-----------------------      President and
Louis G. Lower II            Chief Executive Officer


/s/ PETER H. HECKMAN         Director, Executive Vice        April 26, 2004
-----------------------      President and Chief
Peter H. Heckman             Financial Officer


/s/ ANN M. CAPARROS          Director, Vice President,       April 26, 2004
-----------------------      General Counsel,
Ann M. Caparros              Corporate Secretary and
                             Chief Compliance Officer


/s/ VALERIE A. CHRISMAN      Director                        April 26, 2004
-----------------------
Valerie A. Chrisman


/s/ PAUL D. ANDREWS          Director and Vice President     April 26, 2004
-----------------------
Paul D. Andrews

                                INDEX TO EXHIBITS
                                -----------------






Exhibit
Number                               Title
------                               -----

(1)  Resolution of Board of Directors ..............Incorporated by reference to
                                                    Post Effective Amendment 63
(2)  Agreements for custody ........................Not Applicable
(3)  Underwriting Agreement ........................Incorporated by reference to
                                                    Post Effective Amendment 63
(4)  Form of Variable Annuity Contract .............Incorporated by reference to
                                                    Post Effective Amendment 76
(5)  Form of application ...........................Incorporated by reference to
                                                    Post Effective Amendment 76
(6)  Certificate of incorporation and bylaws .......Incorporated by reference to
                                                    Initial Registration
                                                    Statement
(7)  Contract of Reinsurance .......................Not Applicable
(8)  Other Contracts ...............................Not Applicable
(9)  Opinion and Consent of Counsel ................Filed herewith
(10) Independent Auditors Consent ..................Filed herewith
(11) Financial Statement Schedules for Horace Mann Life Insurance Company and
     the Independent Auditors' Report thereon.......Filed herewith
(12) Agreement regarding initial capital ...........Incorporated by reference to
     Initial Registration Statement